                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-Q

                    QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04490

                      JOHN HANCOCK VARIABLE SERIES TRUST I
               (Exact name of registrant as specified in charter)

                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                        BOSTON, MASSACHUSETTS 02117-0111
                    (Address of principal executive offices)

                             RONALD J. BOCAGE, ESQ.
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                         BOSTON, MASACHUSETTS 02117-0111
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                            THOMAS C. LAUERMAN, ESQ.
                                 FOLEY & LARDNER
                                  3000 K STREET
                              WASHINGTON, D.C. 2007

       Registrant's telephone number, including area code: (617) 572-6000
                        Date of fiscal year end: 12/31/04
                        Date of reporting period: 9/30/04

ITEM 1 - SCHEDULE OF INVESTMENTS

The following is a copy of the schedule as of the close of the reporting period as set forth in (S)(S)210.12-12 - 12-14 of Regulation S-X (17CRF 210.2-12 -
12-14):

John Hancock Variable Series Trust I Fund's schedule of investments as of September 30, 2004 are included.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                  Par     Market                                                      Par     Market
               Name of Issuer                    Value    Value                   Name of Issuer                     Value    Value
               --------------                   -------  -------                  --------------                    -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS                                             PUBLICLY-TRADED BONDS - Continued

Aerospace & Defense - 0.0%                                        Auto Loan - Continued
   Bombadier, Inc. - Notes 144A (a) #                                WFS Financial 2004-3 Owner Trust -
      6.3% due 05/01/14 ......................   $  300   $  259        Notes Cl. A3
   Jet Equipment Trust - Notes                                          3.33% due 04/17/09 .......................   $1,445  $  1,44
      10.91% due 08/15/14 * ..................    2,100        0                                                             -------
                                                          ------                                                              18,319
                                                             259
                                                                  Automobiles - 0.5%
Air Freight & Couriers - 0.1%                                        Daimler Chrysler NA Holding Corp. -
   CNF, Inc. - Sr. Debs.                                                Sr. Notes
      6.7% due 05/01/34 ......................      555      569        6.5% due 11/15/13 ........................      500      543
                                                                     DaimlerChrysler NA
Airlines - 0.2%                                                         1.87% due 05/24/06 .......................    2,020    2,027
   American Airlines, Inc. - Ser. 2001-2                             Ford Motor Co. - Debs.
      Cl. A2                                                            9.98% due 02/15/47 .......................      445      548
      7.858% due 10/01/11 ....................      820      815     General Motors Corp. - Sr. Debs. #
   Continental Airlines - CTF Ser. 1999-1                               8.375% due 07/15/33 ......................      769      816
      Cl. A                                                          Hertz Corp. - Notes
      6.545% due 02/02/19 ....................    1,071    1,034        7.625% due 06/01/12 ......................      775      851
   Northwest Airlines Corp. - Ser. 1996-1                            Hertz Corp. - Sr. Notes
      8.97% due 01/02/15 .....................      167      105        4.7% due 10/02/06 ........................      430      438
                                                          ------                                                             -------
                                                           1,954                                                               5,223

Auto Components - 0.1%                                            Banks - 3.1%
   Delphi Corp. - Notes #                                            Abbey National First Capital - Sr. Sub.
      6.5% due 08/15/13 ......................      640      657        Notes
   Motor Gaming Group, Inc. - Sr. Notes                                 8.2% due 10/15/04 ........................    2,100    2,104
      9.75% due 04/01/10 .....................      315      343     Banc America Commercial Mortgage, Inc.
                                                          ------        - CTF 144A (a)
                                                           1,000        5.276% due 03/11/41 ......................    1,000    1,002
                                                                     Banc America Commercial Mortgage, Inc.
Auto Loan - 1.8%                                                        - Ser. 2004-1 Cl. F 144A (a)
   AmeriCredit Automobile Receivables -                                 5.279% due 11/10/39 ......................      650      650
      Notes Ser. 2004-CA Cl. A3                                      Banc America Commercial Mortgage, Inc.
      3.0% due 03/06/09 ......................      755      756        - Ser. 2004-1 Cl. G 144A (a)
   Ford Credit Auto Owner Trust - Notes Ser.                            5.377% due 11/10/39 ......................      650      650
      2004 Cl. A3                                                    Banc America Mortgage Securities, Inc. -
      2.93% due 03/15/08 .....................    1,675    1,677        Ser. 2004-2 Cl. 5A 1
   Ford Motor Credit Co. - Bonds                                        6.5% due 10/25/19 ........................    2,195    2,226
      7.75% due 03/15/05 .....................    1,330    1,361     Banc America Mortgage Securities, Inc. -
   Ford Motor Credit Co. - Notes                                        Ser. 2004-D Cl. 2A 1
      6.875% due 02/01/06 ....................    2,480    2,595        3.649% due 05/25/34 ......................    1,836    1,804
      7.375% due 10/28/09 ....................    1,691    1,852     Bank of New York Institution Capital -
   General Motors Acceptance Corp.                                      Notes 144A (a)
      1.995% due 05/18/06 # ..................    1,900    1,904        7.78% due 12/01/26 .......................    2,550    2,852
      2.53% due 04/13/06 .....................    2,800    2,812     Bank One Corp. - Notes
      3.08% due 09/23/08 .....................      550      550        6.5% due 02/01/06 ........................      700      734
      6.875% due 08/28/12 ....................      590      613     Barclays Bank plc - Notes 144A (a)
   General Motors Acceptance Corp. - Bonds                              6.86% due 06/15/32 .......................    1,800    1,982
      7.25% due 03/02/11 .....................      430      459     Central American Bank - 144A (a)
   General Motors Acceptance Corp. -                                    6.75% due 04/15/13 .......................      650      724
      Sr. Notes                                                      Colonial Bank Montgomery - Sub. Notes
      5.625% due 05/15/09 ....................      365      372        9.375% due 06/01/11 ......................    1,120    1,339
   Household Automotive Trust - Notes Ser.                           Corporacion Andina De Fomento - Notes
      2004-1 Cl. A3                                                     5.2% due 05/21/13 ........................      750      765
      3.3% due 05/18/09 ......................    1,930    1,925     Credit Suisse First Boston - Ser. 2003-C3
                                                                        Cl. F 144A (a)
                                                                        4.518% due 05/15/38 ......................    1,190    1,140

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                  Par     Market                                                      Par     Market
               Name of Issuer                    Value    Value                   Name of Issuer                     Value    Value
               --------------                   -------  -------                  --------------                    -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Banks - Continued                                                 Commercial Services & Supplies - 0.9%
   Credit Suisse First Boston - Sr. Notes                            Allied Waste North America - Notes
      4.625% due 01/15/08 ....................   $  451  $   466        10.0% due 08/01/09 .......................   $1,303  $ 1,372
   CS First Boston Mortgage Securities Corp.                         Cendant Corp. - Notes
      - Notes                                                           6.25% due 01/15/08 .......................    1,260    1,358
      6.26% due 04/11/30 .....................      684      697        6.875% due 08/15/06 ......................    1,280    1,364
   Dresdner Bank AG - Sub. Notes                                     Cendant Corp. - Sr. Notes
      7.25% due 09/15/15 .....................      600      701        6.25% due 03/15/10 .......................      500      544
   FleetBoston Financial Corp. - Sr. Notes                              7.125% due 03/15/15 ......................      268      307
      4.875% due 12/01/06 ....................      715      742     D.R. Horton, Inc. - Notes
   JP Morgan Chase & Co. - Global Notes                                5.625% due 09/15/14 .......................      475      474
      5.125% due 09/15/14 ....................    1,195    1,202     Mantis Reef, Ltd. - 144A (a)
   JP Morgan Chase & Co. - Sub. Notes                                   4.692% due 11/14/08 ......................      815      823
      6.75% due 02/01/11 .....................      940    1,058     RPM International, Inc. - Sr. Notes
   Popular North America, Inc.                                          6.25% due 12/15/13 .......................      905      947
      4.7% due 06/30/09 # ....................      610      625     Sotheby's Holdings, Inc. - Notes
      6.125% due 10/15/06 ....................      730      771        6.875% due 02/01/09 ......................      420      407
   Royal Bank of Scotland plc - Notes                                Teppco Partners - GTD. Sr. Notes
      7.648% due 08/31/49 ....................    2,220    2,648        7.625% due 02/15/12 ......................      615      714
   Wachovia Bank Commercial Mortgage                                 Trinity Indiana Leasing Co. - 144A (a)
      Trust - Ser. 2004 C10 Cl A3                                       7.755% due 02/15/09 ......................      570      604
      4.39% due 02/15/36 .....................    2,000    1,997                                                             -------
   Wachovia Bank Commercial Trust - Ser.                                                                                       8,914
      2003-C8 Cl. F 144A (a)
      5.031% due 11/15/35 ....................      600      608  Communications Equipment - 0.1%
   Wachovia Corp. - Sub Notes                                        Corning, Inc. - Notes
      5.25% due 08/01/14 .....................      910      930        6.3% due 03/01/09 ........................      460      479
   Westpac Capital Trust III - 144A (a)                                 8.3% due 04/04/25 ........................      775      809
      5.819% due 12/29/49 ....................      760      795                                                             -------
   Zions Financial Corp. - Notes                                                                                               1,288
      6.95% due 05/15/11 .....................      656      691
                                                         -------  Computers & Peripherals - 0.1%
                                                          31,903     NCR Corp. - Sr. Notes 144A (a)
                                                                        7.125% due 06/15/09 ......................      515      571
Beverages - 0.1%
   Anheuser Busch Cos., Inc. - Debs.                              Construction & Engineering - 0.1%
      6.5% due 02/01/43 ......................      550      616     KB Home - Sr. Notes
   Commonwealth Brands, Inc. - 144A (a)                                 5.75% due 02/01/14 .......................      605      602
      10.625% due 09/01/08 ...................      365      385
   PanAmerican Beverages, Inc. - Sr. Notes                        Containers & Packaging - 0.3%
      Ser. A                                                         BWAY Corp. - Sr. Sub. Notes
      7.25% due 07/01/09 .....................      430      480        10.0% due 10/15/10 .......................      355      389
                                                         -------     Owens Brockway Glass Container -
                                                           1,481        Sr. Notes 144A (a)
                                                                        8.75% due 11/15/12 .......................      380      423
Chemicals - 0.0%                                                     Sealed Air Corp. - Sr. Notes 144A (a)
   Lubrizol Corp. - Sr. Notes #                                         5.375% due 04/15/08 ......................      640      668
      5.5% due 10/01/14 ......................      470      467     Stone Container Corp. - Sr. Notes
                                                                        8.375% due 07/01/12 ......................      790      869
CMBS - 0.1%                                                             9.75% due 02/01/11 .......................      625      692
   JP Morgan Chase & Co. Commercial                                                                                          -------
      Mortgage Securities - Ser. 2004 FL1 A1                                                                                   3,041
      144A (a)
      1.71% due 04/16/19 .....................      949      949  Credit Card - 0.9%
                                                                     Citibank Credit Card Issuance Trust -
                                                                        Notes
                                                                        4.45% due 04/07/10 .......................    2,400    2,444

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                  Par     Market                                                      Par     Market
                  Name of Issuer                 Value    Value                    Name of Issuer                    Value    Value
                  --------------                -------  -------                   --------------                   -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Credit Card - Continued                                           Diversified Financials - Continued
   MBNA Asset Backed Note Trust - Notes                              Qwest Captial Funding, Inc. - Notes
      144A (a)                                                          7.75% due 08/15/06 .......................   $  955  $   959
      6.65% due 08/15/11 .....................   $  600   $  655     TFM SA de CV - Sr. Disc. Debs.
   MBNA Asset Backed Note Trust - Notes                                 11.75% due 06/15/09 ......................      340      343
      Ser. 1998-E 144A (a)                                           URC Holdings Corp. - Sr. Notes 144A (a)
      6.6% due 09/15/10 ......................    1,115    1,204        7.875% due 06/30/06 ......................    1,600    1,734
   Midland Funding Corp. II - Bonds Ser. A                                                                                   -------
      11.75% due 07/23/05 ....................    2,538    2,716                                                              33,572
   Midland Funding Corp. II - Notes
      13.25% due 07/23/06 ....................      825      932  Diversified Telecommunication Services - 2.7%
   Sears Credit Account Master Trust II - Ser.                       AT&T Broadband Corp. - Notes
      2002-5 Cl. A                                                      8.375% due 03/15/13 ......................    1,199    1,452
      2.14% due 11/17/09 .....................    1,200    1,201     AT&T Corp. - Sr. Notes
                                                          ------        7.8% due 11/15/11 ........................    1,060    1,186
                                                           9,152     Bellsouth Corp. - Notes
                                                                        5.2% due 09/15/14 ........................      825      833
Diversified Financials - 3.3%                                        Citizens Communications Co. - Notes
   AXA Financial, Inc. - Sr. Notes                                      8.5% due 05/15/06 ........................    2,000    2,145
      7.75% due 08/01/10 .....................      543      637     Deutsche Telekom International - Notes
   Bear Stearns & Co., Inc. - Notes                                     8.5% due 06/15/10 ........................    1,120    1,342
      5.7% due 11/15/14 ......................    1,000    1,052     France Telecom
   Capital One Financial Corp. - Notes                                  8.25% due 03/14/08 .......................    1,700    2,357
      7.25% due 05/01/06 .....................      515      545     France Telecom SA - Notes
   CIT Group, Inc.                                                      8.7% due 03/01/06 ........................      450      481
      1.48% due 05/18/07 .....................      445      445        9.25% due 03/01/11 .......................    2,540    3,040
   Citigroup, Inc. - Sub. Notes                                         10.0% due 03/01/31 .......................      319      423
      5.625% due 08/27/12 ....................    1,000    1,069     Innova S DE R.L.
      6.0% due 10/31/33 ......................    1,475    1,495        9.375% due 09/19/13 ......................      485      529
   Deutsche Mortgage & Asset Receiving                               Innova S DE R.L. - Notes
      Corp. - Notes                                                     12.875% due 04/01/07 .....................      285      288
      6.861% due 03/15/08 ....................    1,855    2,037     Qwest Corp. - Notes 144A (a)
   Doral Financial Corp. - Sr. Notes                                    8.875% due 03/15/12 ......................      625      689
      1.952% due 12/07/05 ....................      900      901     Sprint Capital Corp.
   ERAC USA Finance Co. - Notes 144A (a)                                6.875% due 11/15/28 ......................      530      556
      7.95% due 12/15/09 .....................    1,130    1,322     Sprint Capital Corp. - Notes
   General Electric Capital Corp.                                       6.125% due 11/15/08 # ....................      854      922
      2.97% due 07/26/06 .....................    1,350    1,353        7.125% due 01/30/06 ......................    2,380    2,510
   Hyatt Equities LC - Notes 144A (a)                                   8.75% due 03/15/32 .......................      346      439
      6.875% due 06/15/07 ....................    2,035    2,171     Tele-Communications, Inc.
   Morgan Stanley - Sub. Notes                                          9.8% due 02/01/12 ........................      465      593
      4.75% due 04/01/14 .....................      585      566     Telecom De Puerto Rico, Inc. - Sr. Notes
   Morgan Stanley & Co., Inc. - Notes #                                 6.65% due 05/15/06 .......................    1,445    1,521
      4.25% due 05/15/10 .....................    1,665    1,674     Telefonosde Mexico - Sr. Notes
   Morgan Stanley Capital, Inc. - Ser. 2004                             8.25% due 01/26/06 .......................    3,184    3,395
      TP13 Cl. A2                                                    Tellus Corp. - Notes
      3.94% due 09/13/45 .....................    1,375    1,363        8.0% due 06/01/11 ........................    1,025    1,201
   Morgan Stanley Dean Witter Capital - Ser.                         Verizon Pennsylvania, Inc. - Debs. Ser. A
      2001 Cl. A1                                                       5.65% due 11/15/11 .......................    1,530    1,615
      4.57% due 12/18/32 .....................    2,208    2,244                                                             -------
   Newcourt Credit Group, Inc. - Notes                                                                                        27,517
      Ser. B
      6.875% due 02/16/05 ....................    1,455    1,479
   Pemex Project Funding Trust - Notes
      9.125% due 10/13/10 ....................    2,510    2,983

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                    Par     Market                                                    Par     Market
                 Name of Issuer                    Value    Value                  Name of Issuer                    Value    Value
                 --------------                   -------  -------                 --------------                  --------  -------
                                                  (000's)  (000's)                                                  (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                   PUBLICLY-TRADED BONDS - Continued

Electric Utilities - 1.2%                                           Electric/Gas - Continued
   American Electric Power,  Inc. - Sr. Notes                          Noram Energy Corp. - Debs
      Ser. D                                                              6.5% due 02/01/08 .....................  $  2,275  $ 2,447
      5.25% due 06/01/15 .......................   $  550  $   552     Pacific Gas & Electric Co.
   Centerpoint Energy Resources Corp. -                                   6.05% due 03/01/34 ....................       750      763
      Sr. Notes                                                        Pacific Gas & Electric Co. - Bonds
      7.875% due 04/01/13 ......................      830      978        1.81% due 04/03/06 ....................     2,000    2,002
   DTE Energy Co. - Notes                                              PNPP II Funding Corp. - Bonds
      6.45% due 06/01/06 .......................      875      920        9.12% due 05/30/16 ....................       934    1,095
   Empresa Electrica Guacolda SA - Notes                               PSEG Energy LLC - Sr. Notes
      144A (a)                                                            7.75% due 04/16/07 ....................       705      753
      8.625% due 04/30/13 ......................      608      684     PSEG Power LLC - Sr. Notes
   Enersis SA - Notes                                                     6.875% due 04/15/06 ...................       857      905
      7.375% due 01/15/14 ......................      645      676     Sempra Energy - Notes
   FirstEnergy Corp. - Notes Ser. B                                       4.75% due 05/15/09 ....................       445      459
      6.45% due 11/15/11 .......................      490      535     Southern California Edison Co. - Ser.
   FirstEnergy Corp. - Notes Ser. C                                       2004B
      7.375% due 11/15/31 ......................      292      328        6.0% due 01/15/34 .....................       477      496
   Pepco Holdings, Inc. - Notes                                        Waterford 3 Funding - Entergy - Bonds
      3.75% due 02/15/06 .......................    1,030    1,039        8.09% due 01/02/17 ....................     2,454    2,778
   Progress Energy, Inc. - Sr. Notes                                                                                         -------
      6.75% due 03/01/06 .......................    1,637    1,719                                                            17,403
      7.0% due 10/30/31 ........................      325      353
   Public Service Co. New Mexico - Sr.                              Electrical Equipment - 0.1%
      Unsec. Notes                                                     HQI Transelec Chile SA - Notes
      4.4% due 09/15/08 ........................      680      690        7.875% due 04/15/11 ...................       985    1,145
   TXU Australia Holdings, Ltd. - GTD Sr.
      Notes 144A (a)                                                Electronic Equipment & Instruments - 0.1%
      6.15% due 11/15/13 .......................      814      886     Ametek, Inc. - Sr. Notes
   TXU Australia Holdings, Ltd. - Sr. Notes                               7.2% due 07/15/08 .....................       910      994
      6.75% due 12/01/06 .......................      455      487
   TXU Energy Co. LLC - Sr. Notes                                   Energy Equipment & Services - 0.2%
      7.0% due 03/15/13 ........................      887    1,002     Salton Sea Funding Corp. - Sr. Notes
   TXU Energy Co. LLC - Sr. Notes 144A (a)                                Ser. E
      2.38% due 01/17/06 .......................      660      662        8.3% due 05/30/11 .....................       488      529
   Wisconsin Power & Light Co. - Debs.                                 Salton Sea Funding Corp. - Sr. Sec. Bonds.
      6.25% due 07/31/34 .......................      725      763        Ser. C
                                                           -------        7.84% due 05/30/10 ....................     1,050    1,111
                                                            12,274                                                           -------
                                                                                                                               1,640
Electric/Gas - 1.7%
   AES Eastern Energy - Notes                                       Finance - 5.4%
      9.0% due 01/02/17 ........................      874      986     AIG SunAmerica Institutional Funding
   EL Paso Electric Co. - Bonds Ser. E                                    1.2% due 01/26/05 .....................   346,000    3,150
      9.4% due 05/01/11 ........................    1,225    1,376     Arch Capital Group, Ltd. - Sr. Notes
   Empresa Nacional De Electricid - Notes                                 7.35% due 05/01/34 ....................     1,215    1,258
      8.35% due 08/01/13 .......................    1,015    1,133     Bank America Funding Corp. - Ser.
   Ipalco Enterprises, Inc. - Notes                                       2004- A Cl. 1A3
      8.625% due 11/14/11 ......................      705      797        5.08% due 09/20/34 ....................    11,621   11,704
   Kansas City Power & Light Co. - Sr. Notes                           Beaver Valley Funding Corp.
      Ser. A                                                              8.625% due 06/01/07 ...................
      6.0% due 03/15/07 ........................      585      618        9.0% due 06/01/17 .....................     1,630    1,897
   Monterrey Power SA de CV - Sr. Sec.                                 BVPS II Funding Corp. - Bonds
      Bonds 144A (a)                                                      8.89% due 06/01/17 ....................       969    1,140
      9.625% due 11/15/09 ......................      677      795     CNOOC Finance 2003, Ltd. - GTD Notes
                                                                          144A (a)
                                                                          5.5% due 05/21/33 .....................       555      494

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                  Par     Market                                                      Par     Market
                Name of Issuer                   Value    Value                    Name of Issuer                    Value    Value
                --------------                  -------  -------                   --------------                   -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Finance - Continued                                               Finance - Continued
   Deutsche Telekom International Finance                            Saint George Funding Co. LLC - 144A (a)
      6.375% due 07/11/06 ....................  $ 3,200  $ 4,203        8.485% due 12/31/49 ......................  $ 1,205  $ 1,385
      8.75% due 06/15/30 .....................    2,005    2,592     Tobacco Settlement Financing Corp.
   Duke Capital LLC. - Sr. Notes                                        6.0% due 06/01/37 ........................    1,000      872
      8.0% due 10/01/19 ......................      965    1,154     Tobacco Settlement Financing Corp. -
   Duke Capital LLC. - Sr. Notes #                                      Ser. B
      6.75% due 02/15/32 .....................      600      632        5.875% due 05/15/39 ......................      315      269
   Equus Cayman Finance, Ltd. - Sr. Notes                            Tobacco Settlement Revenue Management
      144A (a)                                                          - Ser. B
      5.5% due 09/12/08 ......................      575      594        6.375% due 05/15/30 ......................    1,480    1,360
   ERAC USA Finance Co. - Gtd. Notes                                 Trinet Corporate Realty Trust, Inc. - Notes
      144A (a)                                                          7.7% due 07/15/17 ........................      420      462
      6.7% due 06/01/34 ......................      300      317     UFJ Finance Aruba - GTD Notes
   Financing Corp. - Notes                                              6.75% due 07/15/13 .......................    1,000    1,109
      9.4% due 02/08/18 ......................      420      601     WPP Finance UK - Notes 144A (a)#
      10.35% due 08/03/18 ....................    3,025    4,644        5.875% due 06/15/14 ......................      740      758
   Fund American Cos, Inc. - GTD Sr. Notes                                                                                   -------
      5.875% due 05/15/13 ....................      723      738                                                              54,854
   GCIC Funding Corp. - Bonds 144A (a)
      5.129% due 01/15/14 ....................    1,065    1,075  Food & Drug Retailing - 0.1%
   General Electric Capital Corp. - Notes                            Delhaize America, Inc. - Notes
      6.75% due 03/15/32 .....................      740      852        8.125% due 04/15/11 ......................      385      442
   Glencore Funding LLC - Notes 144A (a)                             The Kroger Co. - Sr. Notes
      6.0% due 04/15/14 ......................    1,350    1,309        8.15% due 07/15/06 .......................      570      618
   Household Financial Corp. - Global Notes                                                                                  -------
      4.625% due 01/15/08 ....................      700      722                                                               1,060
   Household Financial Corp. - Notes
      6.75% due 05/15/11 .....................    1,270    1,429  Food Products - 0.6%
   International Lease Finance Corp.                                 Corn Products International, Inc. -
      1.0% due 01/15/10 ......................      665      664        Sr. Notes
   International Lease Finance Corp. - Notes                            8.45% due 08/15/09 .......................    3,205    3,670
      5.875% due 05/01/13 ....................      800      851     Kraft Foods, Inc. - Global Notes
   MDP Acquisitions plc - Sr. Notes                                     5.625% due 11/01/11 ......................      985    1,040
      9.625% due 10/01/12 ....................      360      407     Tyson Foods, Inc. - Notes
   Meditrust Medium - Notes                                             7.25% due 10/01/06 .......................      415      445
      7.3% due 01/16/06 ......................      520      536        8.25% due 10/01/11 .......................      470      557
   Mizuho Financial Group Cayman, Ltd. -                                                                                     -------
      Sub. Notes 144A (a)                                                                                                      5,712
      5.79% due 04/15/14 .....................      532      549
   NiSource Finance Corp. - Gtd. Notes                            Foreign Governmental - 3.7%
      3.2% due 11/01/06 ......................      875      872     Federal Republic of Brazil
   NiSource Finance Corp. - Sr. Notes                                   2.063% due 04/15/12 ......................      282      262
      6.15% due 03/01/13 .....................      596      646     Federal Republic of Germany
   Odyssey Re Holdings Corp. - Sr. Notes                                4.5% due 07/04/09 ........................      700      916
      7.65% due 11/01/13 .....................    2,000    2,181        4.5% due 01/04/13 ........................    3,800    4,931
   Prologis Trust - Sr. Notes                                           5.0% due 07/04/12 ........................   13,500   18,093
      7.05% due 07/15/06 .....................      490      523     Republic of Brazil
   PTC International Finance II SA - Sr. Sub.                           2.063% due 04/15/09 ......................      147      144
      Notes                                                             8.0% due 04/15/14 ........................    2,639    2,609
      11.25% due 12/01/09 ....................      540      577     Republic of Brazil - Ser. L
   Rabobank Capital Fund II - Notes Ser.                                2.125% due 04/15/06 ......................    1,003    1,001
      144A (a)                                                       Republic of Chile - Notes
      5.26% due 12/31/49 .....................      325      328        1.5% due 01/28/08 ........................    1,200    1,203
                                                                     Republic of Columbia - Notes
                                                                        9.75% due 04/09/11 .......................      578      654
                                                                     Republic of Panama
                                                                        9.625% due 02/08/11 ......................      500      575

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                   Par     Market                                                     Par     Market
                  Name of Issuer                  Value    Value                     Name of Issuer                  Value    Value
                  --------------                 -------  -------                    --------------                 -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Foreign Governmental - Continued                                   Home Equity Loan - Continued
   Republic of Panama - Bonds                                         Residential Asset Mortgage Products, Inc.
      9.375% due 01/16/23 .....................   $1,250  $ 1,375        - Ser. 2004-RS7 CTF Cl. A I2
   Republic of Peru - Bonds                                              4.0% due 09/25/25 .......................   $1,410  $ 1,407
      9.125% due 01/15/08 # ...................    1,250    1,412                                                            -------
      9.125% due 02/21/12 .....................      490      554                                                              5,761
   Russian Federation
      8.75% due 07/24/05 ......................    1,800    1,878  Hotels Restaurants & Leisure - 0.8%
   United Mexican States                                              Harrah's Operating Co., Inc. - Notes
      6.375% due 01/16/13 .....................      800      842        7.875% due 12/15/05 .....................    2,300    2,352
      8.375% due 01/14/11 .....................      500      586     Harrah's Operating, Inc. - Sr. Notes
   United Mexican States - Notes Ser. A                                  7.125% due 06/01/07 .....................      900      977
      8.3% due 08/15/31 .......................      500      569     Mandalay Resort Group - Sr. Notes #
                                                          -------        6.375% due 12/15/11 .....................      640      658
                                                           37,604     Meditrust - Notes
                                                                         7.0% due 08/15/07 .......................      375      396
Gas Utilities - 0.6%                                                  MGM Mirage, Inc. - Ser. B
   Kinder Morgan Energy Partners - Sr. Notes                             6.0% due 10/01/09 .......................      832      844
      6.5% due 09/01/12 .......................      575      632     Mohegan Tribal Gaming Authority -
      7.3% due 08/15/33 .......................      615      693        Sr. Sub Notes
   Korea Gascorp - Sr. Notes 144A (a)                                    8.0% due 04/01/12 .......................      400      443
      4.75% due 11/26/10 ......................      720      725     Starwood Hotels & Resorts - Sr. Notes
   Michigan Consolidated Gas Co. - Sr. Notes                             7.375% due 05/01/07 .....................      590      636
      5.7% due 03/15/33 .......................      750      727     Starwood Hotels & Resorts Worldwide,
   Southern California Edison Co. - Ser.                                 Inc. - Sr. Notes
      2003-B                                                             7.875% due 05/01/12 .....................    1,000    1,136
      8.0% due 02/15/07 .......................    2,300    2,546     Waterford Gaming LLC - Sr. Notes
   Texas New Mexico Power Co. - Sr. Notes                                144A (a)
      6.125% due 06/01/08 .....................      870      904        8.625% due 09/15/12 .....................      250      261
                                                          -------                                                            -------
                                                            6,227                                                              7,703

Health Care Providers & Services - 0.4%                            Industrial Conglomerates - 0.5%
   Anthem, Inc. - Notes                                               British Brunswick Holdings, Inc. -
      3.5% due 09/01/07 .......................      720      720        Sr. Notes
   Columbia/HCA Healthcare Corp. - Notes                                 13.0% due 05/01/08 ......................      120        7
      9.0% due 12/15/14 .......................      755      921     General Electric Co. - Notes
   Global Health Sciences, Inc. - Sr. Notes                              5.0% due 02/01/13 .......................    2,472    2,542
      11.0% due 05/01/08 * ....................       75        2     Pacific & Atlantic Holdings, Inc. -
   HCA-The Healthcare Corp. - Notes                                      Sr. Notes 144A (a)
      8.75% due 09/01/10 ......................    2,420    2,835        10.5% due 12/31/07 ......................       31        9
                                                          -------     Tyco International Group SA - Notes
                                                            4,478        5.8% due 08/01/06 .......................      520      545
                                                                         6.0% due 11/15/13 .......................    1,350    1,457
Home Equity Loan - 0.6%                                                  6.75% due 02/15/11 ......................      900    1,010
   Centex Home Equity Loan Trust - Ser.                                                                                      -------
      2004A CTF Cl. AF 4                                                                                                       5,570
      4.51% due 09/27/32 ......................    1,255    1,264
   Contimortgage Home Equity Loan - CTF                            Insurance - 0.7%
      Cl. A5                                                          Allstate Corp. - Sr. Notes #
      8.1% due 08/15/25 .......................       86       86        5.35% due 06/01/33 ......................      555      514
   Countrywide Home Loan Corp.                                        Assurant, Inc. - Sr. Notes
      5.5% due 08/01/06 .......................      700      730        6.75% due 02/15/34 ......................      475      499
   EQCC Home Equity Loan Trust - Notes                                Mass. Mutual Life Insurance Co. - Notes
      6.57% due 02/15/29 ......................    1,003    1,005        144A (a)
   Residential Asset Mortgage Products, Inc.                             7.625% due 11/15/23 .....................    2,235    2,732
      - Ser. 2003-RS10 Cl. AI5
      4.91% due 01/25/31 ......................    1,260    1,269

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                  Par     Market                                                      Par     Market
               Name of Issuer                    Value    Value                    Name of Issuer                    Value    Value
               --------------                   -------  -------                   --------------                   -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Insurance - Continued                                             Media - Continued
   New York Life Insurance Co. - Notes                               Time Warner, Inc.
      144A (a)                                                          6.15% due 05/01/07 .......................  $  700   $   744
      5.875% due 05/15/33 ....................  $  755    $  766     Time Warner, Inc. - Debs.
   Ohio Casualty Corp. - Notes                                          7.7% due 05/01/32 ........................     800       930
      7.3% due 06/15/14 ......................     520       545     Time Warner, Inc. - Sr. Notes
   Oil Casualty Insurance, Ltd. - Debs.                                 9.125% due 01/15/13 ......................   2,071     2,593
      144A (a)                                                       XM Satellite Radio, Inc. - Sr. Sec. Notes
      8.0% due 09/15/34 ......................     840       835        12.0% due 06/15/10 .......................     394       460
   QBE Insurance Group, Ltd. - Sub. Notes                                                                                    -------
      144A (a)                                                                                                                19,117
      5.647% due 07/01/23 ....................     240       236
   W.R. Berkley Corp. - Sr. Notes #                               Metals & Mining - 0.2%
      6.15% due 08/15/19 .....................     713       722     Codelco, Inc. - Notes 144A (a)
                                                          ------        5.5% due 10/15/13 ........................     490       510
                                                           6,849     Freeport McMoran Copper & Gold -
                                                                        Sr. Notes
                                                                        10.125% due 02/01/10 .....................     460       522
Leisure Equipment & Products - 0.0%                                  Golden Northwest Aluminum
   Eastman Kodak Co. - Sr. Notes #                                      12.0% due 12/15/06 * .....................      25         1
      7.25% due 11/15/13 .....................     360       397     Kennametal, Inc. - Sr. Notes
                                                                        7.2% due 06/15/12 ........................     770       840
Machinery - 0.1%                                                     Metallurgy Holdings, Inc. - Notes
   Caterpillar, Inc. - Sr. Debs.                                        1.0% due 07/15/08 ........................      50        18
      7.25% due 09/15/09 .....................     700       804                                                             -------
                                                                                                                               1,891
Media - 1.9%
   British Sky Broadcasting Group - GTD                           Multi-Utilities - 0.2%
      Notes                                                          Centerpoint Energy Houston - Bonds
      7.3% due 10/15/06 ......................     725       781        Ser. K
   Clear Channel Communications, Inc. -                                 6.95% due 03/15/33 .......................     545       623
      Notes                                                          Centerpoint Energy, Inc. - Sr. Notes #
      5.5% due 09/15/14 ......................     760       756        7.25% due 09/01/10 .......................     565       624
   Continental Cablevision, Inc. - Sr. Notes                         Transalta Corp.
      9.5% due 08/01/13 ......................   1,372     1,503        5.75% due 12/15/13 .......................     900       925
   Cox Communications, Inc. - Notes #                                                                                        -------
      4.625% due 06/01/13 ....................     590       544                                                               2,172
   Cox Enterprises, Inc. - Notes 144A (a)                         Multiline Retail - 0.2%
      7.875% due 09/15/10 ....................     765       843     J.C. Penney, Inc.
   EchoStar DBS Corp. - Sr. Notes                                       7.65% due 08/15/16 .......................   1,275     1,450
      9.375% due 02/01/09.....................                       MAY Department Stores Co. - Sr. Notes
   Grupo Televisa SA De CV - Notes                                      144A (a)
      8.0% due 09/13/11 ......................   2,080     2,369        6.7% due 07/15/34 ........................     432       447
   Lenfest Communications, Inc. - Notes                                                                                      -------
      8.375% due 11/01/05 ....................   1,239     1,309                                                               1,897
   Liberty Media Corp. - Sr. Debs #
      8.25% due 02/01/30 .....................     325       361  Municipal - 1.3%
   Liberty Media Corp. - Sr. Notes                                   De Kalb County Georgia Water & Sewage
      2.64% due 09/17/06 .....................   2,140     2,163        - Ser. A
      5.7% due 05/15/13 ......................     437       432        5.0% due 10/01/35 ........................   2,200     2,248
   News America Holdings, Inc.                                       Golden State Securitization
      8.25% due 08/10/18 .....................   1,050     1,298        6.75% due 06/01/39 .......................   2,675     2,581
   Rogers Cablesystems - Sr. Notes Ser. B                            Harris County Texas
      10.0% due 03/15/05 .....................   1,205     1,244        5.0% due 08/15/33 ........................     600       610
   Shaw Communications, Inc. - Sr. Notes                             Massachusetts Saint - Ser. C
      8.25% due 04/11/10 .....................     695       787        5.5% due 11/01/10 ........................   3,800     4,314

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                  Par     Market                                                      Par     Market
               Name of Issuer                    Value    Value                  Name of Issuer                      Value    Value
               --------------                   -------  -------                 --------------                     -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Municipal - Continued                                             Other Asset Backed - Continued
   University of Texas Permanent University                          Ameriquest Mortgage Securities, Inc. -
      Fund - Ser. B                                                     Ser. 2003-IA1
      4.75% due 07/01/30 .....................   $4,000  $ 3,942        4.965% due 11/25/33 ......................   $1,125  $ 1,140
                                                         -------     Argent Securities, Inc. - Ser. 2004 W1 M3
                                                          13,695        1.0% due 02/25/34 ........................    1,600    1,623
Oil & Gas - 1.2%                                                        Bass Trust - Ser. 2004 CB4 Cl. A3
   Amerada Hess Corp. - Notes                                           4.632% due 07/25/08 ......................      815      820
      7.3% due 08/15/31 ......................      613      668     Bear Stearns Asset Backed Securities -
   Canadian Oil Sands, Ltd. - Sr. Notes                                 Ser. 2003 AC4 Cl .A
      144A (a)                                                          5.0% due 09/25/33 ........................    1,386    1,398
      4.8% due 08/10/09 ......................      745      756     CWABS, Inc. - Ser. 2004-10 Cl. AF3
   Chesapeake Energy Corp. - Sr. Notes                                  3.842% due 02/01/05 ......................    1,465    1,465
      144A (a)                                                       CWABS, Inc. Ser. 2003-5 Cl. AF 2
      7.0% due 08/15/14 ......................      365      385        3.042% due 04/25/25 ......................    1,300    1,300
   Devon Energy Corp. - Sr. Debs.                                    Equity One ABS, Inc. - Ser. 2003-3
      7.95% due 04/15/32 .....................      750      930        Cl. AF3
   Enterprise Products Operating LP -                                   3.531% due 12/25/33 ......................      900      901
      Sr. Notes                                                      Equity One ABS, Inc. - Ser. 2004-1 Cl. M2
      6.875% due 03/01/33 ....................    1,415    1,452        5.115% due 04/25/34 ......................      750      728
   Enterprise Products Operating LP -                                Equity One ABS, Inc. - Ser. 2004-1 Cl. M3
      Sr. Notes 144A (a)                                                5.26% due 04/25/34 .......................      750      727
      5.6% due 10/15/14 ......................      470      474     Equity One ABS, Inc. - Ser. 2004-2
      6.65% due 10/15/34 .....................      460      461        Cl. AV2
   Humpuss Funding Corp. - 144A (a)                                     1.55% due 07/25/34 .......................    1,121    1,119
      7.72% due 12/15/09 .....................    1,260    1,134     Homestar Mortgage Acceptance Corp. -
   LG Caltex Oil Corp. - Notes 144A (a)                                 Ser. 2004-4 Cl. A1
      5.5% due 08/25/14 ......................      471      480        1.79% due 01/25/22 .......................    1,854    1,854
   Magellan Midstream Partners LP -                                  Long Beach Mortgage Loan Trust - Ser.
      Sr. Notes                                                         2004-1 Cl. M3
      6.45% due 06/01/14 .....................      790      827        1.0% due 03/25/35 ........................    1,200    1,200
   Newfield Exploration Co. - Sr. Notes                              NAAC Reperforming Loan Remic Trust -
      7.625% due 03/01/11 ....................      475      534        Ser. 2004-R1 Cl. A2 144A (a)
   Occidental Petroleum Corp.                                           7.5% due 03/25/34 ........................    8,301    9,005
      10.125% due 09/15/09 ...................      538      676     Onyx Acceptance Owner Trust - Notes
   Ocean RigNorway AS - Sr. Sec. Notes                                  Ser. 2004-C Cl. A3
      10.25% due 06/01/08 ....................      255      260        2.94% due 11/25/08 .......................      640      638
   PanEnergy Corp. - Notes                                           Option One Loan Trust - Ser. 2004-1 CTF
      7.0% due 10/15/06 ......................      375      401        Cl. M 1
   Pemex Project Funding Master Trust -                                 1.7% due 01/25/34 ........................      800      799
      Notes                                                          Residential Asset Funding and Mortgage
      6.125% due 08/15/08 ....................      700      735        Securities - Ser. 2004
      7.375% due 12/15/14 ....................      700      763        Cl. AII B2
   Valero Energy Corp. - Notes                                          1.32% due 09/25/33 .......................    1,685    1,685
      8.375% due 06/15/05 ....................      700      724     Residential Asset Funding and Mortgage
   XTO Energy, Inc. - Sr. Notes 144A (a)                                Securities Corp. - Ser. 2001 KS3
      5.0% due 01/31/15 ......................      435      432        Cl. A II
                                                         -------        1.33% due 09/25/31 .......................      598      598
                                                          12,092     Residential Asset Securities Corp. - Ser.
                                                                        2004 KS6 Cl. AII B1
Other Asset Backed - 3.0%                                               1.22% due 04/25/13 .......................    1,774    1,774
   Ameriquest Mortgage Securities, Inc. -                                                                                    -------
      Ser. 2003-10 Cl. AF3                                                                                                    30,852
      3.23% due 05/25/28 .....................    2,080    2,078

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                   Par     Market                                                     Par     Market
               Name of Issuer                     Value    Value                  Name of Issuer                     Value    Value
               --------------                    -------  -------                 --------------                    -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Other Mortgage - 0.4%                                              Road & Rail - 0.1%
   Capital One Secured Note Trust - Notes                             CSX Corp. - Notes
      2000-3 Cl. C 144A (a)                                              1.0% due 08/03/06 .......................  $   865  $   865
      7.9% due 10/15/10 .......................   $  640  $   708
   Commercial Mortgage Acceptance Corp. -                          Specialty Retail - 0.2%
      Ser. 1991-C1 A1                                                 Gap, Inc. - Notes #
      6.79% due 06/15/31 ......................    1,010    1,076        10.55% due 12/15/08 .....................      970    1,191
   LB UBS Commercial Mortgage Trust -                                 Office Depot, Inc. - Sr. Notes
      CTF A4                                                             6.25% due 08/15/13 ......................      695      744
      4.166% due 04/17/13 .....................    1,630    1,583                                                            -------
   LB UBS Commercial Mortgage Trust -                                                                                          1,935
      Ser. 2003-C5 Cl. K 144A (a)
      5.25% due 04/15/37 ......................    1,000      975  Telephone - 0.1%
                                                          -------     Citizens Communications Co. - Sr. Notes
                                                            4,342        9.0% due 08/15/31 .......................      702      717

Paper & Forest Products - 0.3%                                     Tobacco - 0.2%
   Boise Cascade Corp. - Sr. Notes                                    Altria Group, Inc. - Notes
      6.5% due 11/01/10 .......................      570      637        7.0% due 11/04/13 .......................      793      828
   Donohue Forest Products, Inc. - Sr. Notes                          Philip Morris Cos., Inc. - Notes
      7.625% due 05/15/07 .....................      885      917        6.95% due 06/01/06 ......................    1,530    1,605
   Longview Fibre Co. - Notes                                                                                                -------
      10.0% due 01/15/09 ......................      250      274                                                              2,433
   Weyerhaeuser Co.
      7.125% due 07/15/23 .....................    1,430    1,582  U.S. Government Agencies - 34.9%
                                                          -------     Federal Home Loan Bank - Bonds
                                                            3,410        5.0% due 01/01/80 .......................      776      789
                                                                         5.0% due 12/01/17 .......................      523      532
Pharmaceuticals - 0.2%                                                   5.0% due 04/01/18 .......................   10,667   10,857
   Medco Health Solutions, Inc. - Sr. Notes                           Federal Home Loan Mortgage Corp. -
      7.25% due 08/15/13 ......................      730      806        Bonds
   Wyeth - Notes                                                         3.972% due 06/01/34 .....................    9,911    9,741
      5.25% due 03/15/13 ......................      765      781        4.25% due 03/15/31 ......................    3,600    3,575
                                                          -------        5.0% due 12/15/28 .......................    2,880    2,922
                                                            1,587        5.0% due 10/25/34 .......................    2,000    1,980
                                                                         5.5% due 06/01/24 .......................   16,799   17,211
Real Estate Investment Trust - 1.1%                                      5.5% due 07/15/31 .......................    1,117    1,129
   American Health Properties, Inc. - Notes                              6.0% due 10/15/32 .......................    3,396    3,429
      7.5% due 01/15/07 .......................    1,405    1,512        6.0% due 08/01/34 .......................    1,189    1,229
   Amresco Residential Securities - Notes                                6.0% due 08/01/34 .......................    1,034    1,069
      6.51% due 08/25/27 ......................    1,939    2,003        6.5% due 08/01/32 .......................
   Boston Properties, Ltd. Partnership -                                 5.0% due 08/01/33 .......................    4,261    4,233
      Sr. Notes                                                       Federal Home Loan Mortgage Corp. -
      6.25% due 01/15/13 ......................      800      863        Debs
   Health Care Reit, Inc. - Notes                                        4.25% due 07/15/09 # ....................    1,785    1,826
      6.0% due 11/15/13 .......................      770      790        4.5% due 07/15/13 .......................    2,000    2,001
   Healthcare Realty Trust IN - Sr. Notes                             Federal Home Loan Mortgage Corp. -
      8.125% due 05/01/11 .....................      700      818        Notes
   iStar Financial, Inc. - Sr. Notes                                     4.375% due 02/04/10 .....................    4,135    4,137
      6.5% due 12/15/13 .......................    1,000    1,037     Federal Home Loan Mortgage Corp. - Ser.
      7.0% due 03/15/08 .......................      410      437        2640 Cl. WA
   Socgen Real Estate Co. LLC - Ser. A                                   3.5% due 03/15/33 .......................      706      693
      144A (a)                                                        Federal Home Loan Mortgage Corp. - Ser.
      7.64% due 12/29/49 ......................    1,910    2,120        2836 Cl. QD
   Spieker Properties, L.P. - Notes                                      5.0% due 09/15/27 .......................    1,960    1,997
      7.125% due 12/01/06 .....................    1,490    1,619     Federal National Mortgage Assoc. - Bonds
                                                          -------        1.0% due 10/01/33 .......................    1,618    1,645
                                                           11,199        4.25% due 03/25/33 ......................      626      626

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                   Par     Market                                                     Par     Market
                 Name of Issuer                   Value    Value                   Name of Issuer                    Value    Value
                 --------------                  -------  -------                  --------------                   -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued                               U.S. Government Agencies - Continued
      4.5% due 07/01/18 .......................  $11,385  $11,379     Federal National Mortgage Assoc. - Bonds
      4.5% due 10/25/18 .......................    8,160    8,129        Cl. QZ
      4.5% due 07/01/19 .......................      937      935        5.5% due 11/25/32 .......................  $ 1,444  $ 1,351
      5.0% due 10/25/16 .......................    5,098    5,190     Federal National Mortgage Assoc. - Bonds
      5.0% due 11/01/17 .......................      624      636        Ser. 2002-82 Cl QL
      5.0% due 05/01/18 .......................    4,024    4,097        5.0% due 05/25/27 .......................    1,770    1,798
      5.0% due 06/01/18 .......................    3,072    3,128     Federal National Mortgage Assoc. - Bonds
      5.0% due 07/01/18 .......................    2,937    2,990        Ser. 2003-49 Cl. JE
      5.0% due 10/25/18 .......................   11,140   11,314        3.0% due 04/25/33 .......................    1,598    1,542
      5.0% due 02/01/19 .......................      564      574     Federal National Mortgage Assoc. - Bonds
      5.0% due 02/01/19 .......................    2,545    2,591        Ser. 2003-58 AD
      5.0% due 08/01/19 .......................    3,940    4,008        3.25% due 07/25/33 ......................    1,800    1,765
      5.0% due 08/01/19 .......................    1,992    2,026     Federal National Mortgage Assoc. - Bonds
      5.0% due 08/25/27 .......................    6,373    6,379        Ser. 2004-11 Cl. 1A
      5.0% due 08/01/33 .......................    4,377    4,343        1.22% due 03/25/34 ......................    3,747    3,726
      5.0% due 10/25/33 .......................    9,500    9,399     Federal National Mortgage Assoc. - Bonds
      5.0% due 03/01/34 .......................    2,989    2,961        Ser. 2004-W2 Cl. 1A2F
      5.0% due 04/01/34 .......................    2,696    2,675        1.44% due 02/25/44 ......................    6,633    6,610
      5.0% due 04/01/34 .......................    2,692    2,671     Federal National Mortgage Assoc. - Bonds
      5.5% due 02/01/18 .......................    8,722    9,028        Ser. 2003-116 Cl. FA
      5.5% due 11/25/32 .......................    2,665    2,719        1.85% due 11/25/33 ......................    9,648    9,634
      5.5% due 10/25/33 .......................   13,950   14,133     Federal National Mortgage Assoc. -
      5.5% due 11/01/33 .......................    7,308    7,421        Debs. #
      5.5% due 01/01/34 .......................   13,878   14,092        6.625% due 11/15/30 .....................    1,000    1,166
      5.5% due 03/01/34 .......................    2,467    2,503     Federal National Mortgage Assoc. - Notes
      5.5% due 05/01/34 .......................      454      461        2.5% due 06/15/08 # .....................    2,000    1,937
      5.5% due 09/01/34 .......................    8,880    9,009        3.25% due 08/15/08 ......................    2,000    1,983
      5.5% due 09/01/34 .......................    3,800    3,855        4.375% due 03/15/13 .....................    3,550    3,530
      6.0% due 09/01/14 .......................    1,008    1,059     Government National Mortgage Assoc. -
      6.0% due 10/25/32 .......................   10,200   10,547        Bonds
      6.0% due 03/01/33 .......................    7,533    7,806        5.0% due 05/15/33 .......................   34,608   34,522
      6.0% due 07/01/34 .......................    3,774    3,910        5.5% due 10/15/33 .......................    2,930    2,987
      6.5% due 06/01/32 .......................    1,080    1,133        6.0% due 02/15/33 .......................       74       77
      6.5% due 10/25/32 .......................    3,270    3,429        6.0% due 03/15/33 .......................    4,820    5,004
      6.5% due 11/01/32 .......................      903      948        6.0% due 05/15/33 .......................    4,841    5,027
      6.5% due 02/01/33 .......................    3,746    3,933        6.0% due 12/20/33 .......................      784      813
      6.5% due 08/01/34 .......................    5,522    5,797        6.5% due 09/15/28 .......................      369      390
      6.5% due 09/01/34 .......................    1,184    1,243        6.5% due 09/15/29 .......................      226      239
      6.5% due 09/01/34 .......................    1,649    1,731        6.5% due 08/15/31 .......................      504      533
      7.0% due 09/01/10 .......................      605      642     Government National Mortgage Assoc. -
      7.0% due 01/01/12 .......................      197      209        Bonds Ser. 2003 Cl. XA
      7.0% due 02/01/16 .......................      614      651        3.75% due 05/16/33 ......................      519      510
      7.0% due 04/01/17 .......................      636      675     Government National Mortgage Assoc. -
      7.0% due 04/01/17 .......................      301      319        Ser. 2002-30 Cl. Z
      7.0% due 05/01/17 .......................      140      149        6.5% due 05/20/32 .......................    1,629    1,720
      7.0% due 06/01/31 .......................    2,002    2,124                                                            -------
                                                                                                                             355,410
   Federal National Mortgage Assoc. - Bonds
      Cl. 2                                                        U.S. Governmental - 11.0%
      5.5% due 11/01/33 .......................    2,996      678     U.S. Treasury - Bonds
   Federal National Mortgage Assoc. - Bonds                              2.375% due 01/15/25 # ..................    9,527    9,925
      Cl. PE                                                             5.375% due 02/15/31 ....................    8,535    9,143
      3.5% due 07/25/33 .......................    1,325    1,296        6.25% due 08/15/23 .....................    3,045    3,556
                                                                      U.S. Treasury - Notes
                                                                         1.625% due 02/28/06 # ..................    1,589    1,573

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                 Par     Market                                                      Par     Market
                 Name of Issuer                 Value     Value                  Name of Issuer                     Value     Value
                 --------------                -------  --------                 --------------                    -------  --------
                                               (000's)   (000's)                                                   (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

U.S. Governmental - Continued                                     Whole Loan CMOs - Continued
      2.0% due 01/15/14 .....................  $ 6,151  $  6,298     GS Mortgage Securities Corp. - Ser.
      2.375% due 08/31/06 ...................    8,500     8,468        2003-1 Cl. A2
      3.0% due 02/15/09 .....................    5,546     5,490        1.79% due 01/25/32 ......................  $ 1,056  $  1,067
      3.0% due 07/15/12 .....................    2,212     2,450     GS Mortgage Securities Corp. - Ser. 2004
      3.5% due 08/15/09 .....................    1,740     1,751        Cl. A2C
      3.625% due 07/15/09 ...................    1,571     1,590        1.58% due 05/25/34 ......................    1,000     1,000
      3.375% due 09/15/09 ...................      375       375     GS Mortgage Securities Corp. - Ser.
      3.875% due 01/15/09 ...................    1,732     1,950        2004-7 Cl. 2A1
      4.25% due 01/15/10 # ..................    6,867     7,970        4.191% due 06/01/34 .....................    1,761     1,753
      4.25% due 08/15/14 ....................    9,600     9,700     IMPAC Secured Assets Corp. - Ser. 2004 1
      4.75% due 05/15/14 ....................   12,380    12,995        Cl. A3
      5.0% due 08/15/11 .....................   25,200    27,083        3.71% due 03/25/34 ......................    1,015     1,002
      6.0% due 08/15/09 .....................    1,850     2,068     Mellon Residential Funding Corp. - Ser.
                                                        --------        2000 TBC2 Cl. A1
                                                         112,385        1.34% due 06/15/30 ......................    1,035     1,030
Whole Loan CMOs - 6.8%                                               Merrill Lynch Mortgage Trust - Ser. 2004
   Ameriquest Mortgage Securities, Inc. -                               Cl. A4
      Ser. 2004-X2 Cl. A 144A (a)                                       4.864% due 08/12/39 .....................    1,620     1,629
      1.851% due 06/25/34 ...................    1,627     1,627     Residential Asset Mortgage Products - Ser.
   Bank One Issuance Trust - Notes                                      2004-RS9 Cl. AII1
      4.54% due 09/15/10 ....................    1,300     1,328        2.0% due 09/25/13 .......................    1,900     1,900
   Bear Stearns ARM Trust - Ser. 2004-6                              Residential Funding -Ser. 2004-S2 Cl. A1
      CTF Cl. I A1                                                      5.25% due 03/25/34 ......................    3,479     3,519
      4.743% due 09/25/34 ...................    6,819     6,929     Specialty Underwriting - Ser. 2003-BC4
   Bear Stearns ARM Trust - Ser. 2004-7                                 Cl A3B
      Cl. 1A1                                                           1.0% due 11/25/34 .......................    1,825     1,811
      5.036% due 10/25/34 ...................   11,403    11,680     Structured Asset Securities Corp. - Ser.
   Bear Stearns Asset Backed Securities -                               2003 NP3 Cl. A1 144A (a)
      Ser. 2004-AC5 Cl. A1                                              1.6% due 11/25/33 .......................    1,061     1,065
      5.25% due 10/25/34 ....................    1,110     1,124     Structured Asset Securities Corp. - Ser.
   Bear Stearns Trust - Ser. 2004-9 Cl. II A1                           2003-S1 Cl. A1
      5.518% due 08/25/34 ...................      778       788        1.25% due 08/25/33 ......................      202       202
   Commerce 2004-CNL - Notes Cl. A2                                  Structured Asset Securities Corp. - Ser.
      144A (a)                                                          2004 19XS Cl. A2
      1.0% due 09/15/14 .....................      970       970        4.37% due 10/25/34 ......................    1,100     1,100
   CWALT, Inc. - Ser. 2004 J7 Cl. 1A2                                Structured Asset Securities Corp. - Ser.
      4.673% due 08/25/34 ...................      870       881        2004-16XS Cl. A2
   CWALT, Inc. - Ser. 2004-24CB Cl. 1 A1                                4.91% due 08/25/34 ......................      950       958
      6.0% due 11/25/34 .....................    1,945     1,997     Structured Asset Securities Corp. - Ser.
   CWMBS, Inc. - Ser. 2003-J14 Cl. 2A1                                  2004-6XS Cl. M1
      6.25% due 12/25/33 ....................    4,832     4,915        4.92% due 03/25/34 ......................    1,100     1,095
   CWMBS, Inc. - Ser. 2003-R4 Cl. 2A                                                                                        --------
      144A (a)                                                                                                                69,806
      6.5% due 01/25/34 .....................    7,315     7,596     Wireless Telecommunications Services - 0.3%
   CWMBS, Inc. - Ser. 2004 12 Cl. 11A2                                  AT&T Wireless, Inc. - Notes
      4.431% due 08/25/34 ...................    7,207     7,314           7.875% due 03/01/11 ..................      584       692
   Global Signal Trust - Ser. 2004-1                                    AT&T Wireless, Inc. - Sr. Notes
      Cl. D144A (a)                                                        8.75% due 03/01/31 ...................      340       446
      5.098% due 01/15/34 ...................      900       887        Mobile Telesystems Finance - Notes
   Greenwich Capital - Ser. 2003-C1 Cl. A4                                 10.95% due 12/21/04 ..................      245       248
      4.111% due 07/05/12 ...................      770       743        Mobile Telesystems Finance - Notes
   Greenwich Capital Commercial Funding                                    144A (a)
      Corp. - Ser. 2003-C2 Cl. A2                                          8.375% due 10/14/10 ..................      400       402
      4.022% due 07/05/10 ...................    1,890     1,896           9.75% due 01/30/08 ...................      765       811

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                   Par     Market                                                Par       Market
               Name of Issuer                     Value     Value                Name of Issuer                 Value      Value
               --------------                   --------  --------               --------------               --------   ----------
                                                 (000's)   (000's)                                             (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued                                   COMMERCIAL PAPER - Continued

Wireless Telecommunications Services -                              Finance - 2.1%
   Continued                                                           CBA Delaware Finance, Inc.
      10.95% due 12/21/04 ....................   $   405  $    409        1.635% due 11/16/04 ..............  $  1,700      $ 1,696
                                                          --------     General Electric Capital Corp.
                                                             3,008        1.72% due 12/02/04 ...............     9,600        9,572
                                                          --------     HBOS Treasury Services plc
                  TOTAL PUBLICLY-TRADED BONDS-                            1.575% due 11/09/04 ..............       100          100
                               (Cost $960,573)      94.3%  961,631        1.655% due 11/19/04 ..............       100          100
                                                  Shares                  1.715% due 11/29/04 ..............       400          399
PREFERRED STOCK                                                           1.73% due 12/02/04 ...............       100          100
                                                                       Natioanal Australia Funding Corp.
Commercial Services & Supplies - 0.0%                                     1.59% due 10/19/04 ...............       100          100
      Glass Tech., Inc. - Ser. A .............         1         1     UBS Finance Delaware LLC
                                                                          1.63% due 11/16/04 ...............     3,900        3,892
Electric/Gas - 0.1%                                                       1.665% due 11/23/04 ..............     5,200        5,187
      TNP Enterprises, Inc. - Ser. D .........     8,848     1,000     Westpac Capital Corp.
                                                                          1.665% due 11/23/04 ..............       400          399
Real Estate Investment Trust - 0.1%                                                                                      ----------
      Delphi Properties, Inc. ................    39,300     1,015                                                           21,545
                                                          --------
                        TOTAL PREFERRED STOCK-                      U.S. Government Agencies - 0.4%
                                 (Cost $1,992)       0.2%    2,016     Federal Home Loan Bank - Disc. Notes
                                                                          1.79% due 12/17/04 ...............     2,400        2,391
WARRANTS                                                               Federal National Mortgage Assoc.
                                                                          - Disc. Notes
Commercial Services & Supplies - 0.0%                                     1.8% due 11/29/04 ................     1,300        1,296
   Sunterra Corp.                                                         1.85% due 12/22/04 ...............       300          299
      expires 07/26/07 .......................       152         0                                                       ----------
                                                          --------                                                            3,986
                               TOTAL WARRANTS-                                                                           ----------
                                     (Cost $0)       0.0%        0                   TOTAL COMMERCIAL PAPER-
                                                                                              (Cost $57,775)       5.7%      57,775
                                                   Par
                                                  Value             INVESTMENT COMPANIES HELD
                                                --------            AS COLLATERAL ON LOANED
                                                 (000's)            SECURITIES - 11.1%
                                                                       State Street Navigator Securities
COMMERCIAL PAPER                                                          Lending Portfolio ................   112,783     112,783

Auto Loan - 0.1%                                                    SHORT-TERM INVESTMENTS - 8.1%
   General Motors Acceptance Corp.
      2.362% due 03/21/05 ....................  $  1,400     1,384        Investment in joint trading
                                                                          account 1.826% due 10/01/04
Banks - 2.3%                                                              (Cost $82,861) ...................    82,861      82,861
   Barclays United Funding LLC                                                                                --------   ----------
      1.77% due 10/21/04 .....................     4,900     4,895                        TOTAL INVESTMENTS-
      Danske Corp. ...........................                                             (Cost $1,215,984)     119.4%   1,218,066
      1.645% due 11/19/04 ....................     2,300     2,295      Payables, less cash and receivables-     (19.4)%   (198,721)
      1.725% due 12/03/04 ....................     2,500     2,492                                            --------   ----------
      1.79% due 12/20/04 .....................     2,500     2,490                               NET ASSETS-     100.0%  $1,019,345
   Rabobank USA Financial Corp.                                                                               ========   ==========
      1.86% due 10/01/04 .....................     6,000     6,000  *    Non-income producing security. In the case of a bond,
   Spintab                                                               generally denotes that the issuer has defaulted on the
      1.62% due 11/10/04 .....................     4,000     3,993       payment of principal or interest or has filed bankruptcy.
   Svenska Handelsbanken, Inc.
      1.65% due 11/22/04 .....................       100       100  (a)  Pursuant to Rule 144A under the Securities Act of 1933,
      1.73% due 12/02/04 .....................       200       199       these securities may be resold in transactions exempt from
      1.80% due 12/15/04 .....................     1,200     1,196       registration, normally to qualified institutional buyers.
                                                          --------       At September 30, 2004, securities aggregated $69,078 or
                                                            23,660       6.8% of net assets of the Portfolio.

Diversified Financials - 0.7%
   Morgan Stanley Group                                             #    At September 30, 2004 all or portion of this security was
      1.59% due 07/06/05 .....................     7,200     7,200       out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Active Bond Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Abbey National NA LLC, 1.77%, due 10/06/04                            $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04                        30,000
American General Finance Corp., 1.76%, due 10/04/04                     29,996
Barton Capital Corp., 1.87%, due 10/01/04                               30,000
General Electric Co., 1.75%, due 10/06/04                               29,993
KFW International Finance, Inc., 1.74% due 10/06/04                     29,993
Mortgage International, 1.76%, due 10/01/04                              6,985
Mortgage International, 1.77%, due 10/05/04                             22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                                 30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04                       24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04                            30,000
Surrey Funding Corp., 1.89%, due 10/01/04                               19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04                        16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04                        13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04                           30,000
                                                                      --------
   Joint Trading Account Totals                                       $372,950
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the period ended September 30, 2004, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $110,275                  $112,783

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of September 30, 2004, the Fund had open forward currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                              Principal Amount                        Unrealized
                            Covered by Contract   Expiration Month   Gain (Loss)
                            -------------------   ----------------   -----------
Currency Purchased
Brazilian Real                        47              October 04        $   5
Brazilian Real                        29             November 04            2
Brazilian Real                       100             December 04            3
Chilean Peso                         143             November 04            8
Chilean Peso                          98             December 04            2
Pound Sterling                       658             December 04            8
Hong Kong Dollar                      80              October 04           --
Hong Kong Dollar                      80             November 04           --
Hong Kong Dollar                     100             December 04           --
Indian Rupee                         148             December 04           (1)
Japanese Yen                       4,655              October 04            3
South Korean Won                      80              October 04            1
South Korean Won                      80             November 04            1
South Korean Won                     102             December 04           --
Mexican Peso                          29             November 04           --
Mexican Peso                          67             December 04            1
Mexican Peso                          96             December 04            1
Peruvian Nouveau                      31             November 04           --
Peruvian Nouveau                     103             December 04            1
Polish Zloty                          60             November 04            1
Polish Zloty                          60             December 04            1
New Russian Ruble                     58              October 04            1
New Russian Ruble                     29             November 04           --
New Russian Ruble                    103             December 04           --
Singapore Dollar                      79              October 04            2
Singapore Dollar                      79             November 04            1
Singapore Dollar                     101             December 04           --
New Taiwan Dollar                     29             November 04           --
New Taiwan Dollar                     99             December 04           --
                                                                        -----
                                                                        $  41
                                                                        =====
Currency Sold
Euro                               6,314              October 04        $(132)
                                                                        =====

     Options: The Fund may use option contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When the Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When the Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not preform under the contracts' terms.

     As of September 30, 2004, the Fund had closed written options as follows:

                             Closed
                           Contracts   Strike Price   Expiration Month   Market Value
                           ---------   ------------   ----------------   ------------
OTC EWPO 3ML 6.0 (Put)      (2,000)         6.0          October 04          $(--)
OTC EWPO 3ML 3.8 (Call)     (2,000)         3.8          October 04           (--)
OTC EWPO 3ML 5.5 (Put)      (2,100)         5.5          October 04           (--)
OTC EWCO 3ML 3.75 (Call)    (3,800)        3.75          October 04           (--)
                                                                             ----
                                                                             $(--)
                                                                             ====

     Swap Agreements: The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Swap agreements which were open for the period ended September 30, 2004 are summarized as follows:

                                                                       Net Unrealized
                                                                        Appreciation
Par Value             Interest Rate Swaps             Counter Party    (Depreciation)
---------   --------------------------------------   ---------------   --------------
   10,700   To make or receive semi-annual pay-          Bank of            $(313)
            ments through 12/15/2014 based on the        America
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   17,300   To make or receive semi-annual pay-         JP Morgan            (506)
            ments through 12/15/2014 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   11,100   To make or receive semi-annual pay-           Lehman             (325)
            ments through 12/15/2014 based on the        Brothers
            difference between (A) the fixed rate
            of 5.0% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

    9,300   To make or receive semi-annual pay-       Goldman Sachs          (935)
            ments through 12/15/2024 based on the
            difference between (A) the fixed rate
            of 6.0% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   74,000   To make or receive semi-annual pay-           Lehman             (845)
            ments through 6/15/2006 based on the        Brothers
            difference between (A) the fixed rate
            of 3.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   71,100   To make or receive semi-annual pay-       Merrill Lynch           253
            ments through 12/15/2009 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

    6,000   To make or receive semi-annual pay-      Bank of America           21
            ments through 12/15/2009 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                       Net Unrealized
                                                                        Appreciation
Par Value             Interest Rate Swaps             Counter Party    (Depreciation)
---------   --------------------------------------   ---------------   --------------
   19,400   To make or receive semi-annual              JP Morgan           $ 830
   (EURO)   payments through 3/15/2032 based on
            the difference between (A) the fixed
            rate of 6.00% and (B) floating rate of
            6 Month EURIBOR, adjusted every 6
            months.

    9,800   To make or receive semi-annual               Barclays             140
   (EURO)   payments through 6/17/2010 based on
            the difference between (A) the fixed
            rate of 4.00% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

    8,000   To make or receive semi-annual               Barclays            (114)
   (EURO)   payments through 6/17/2010 based on
            the difference between (A) the fixed
            rate of 4.00% and (B) floating rate of
            6 Month EURIBOR, adjusted every 6
            months.

   16,100   To make or receive semi-annual              JP Morgan            (230)
   (EURO)   payments through 6/17/2010 based on
            the difference between (A) the fixed
            rate of 4.00% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

  206,000   To make or receive semi-annual               Barclays             350
    (SEK)   payments through 6/17/2008 based on
            the difference between (A) the fixed
            rate of 4.50% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

   15,200   To make or receive semi-annual               Barclays            (613)
    (GBP)   payments through 3/15/2032 based on
            the difference between (A) the fixed
            rate of 5.0% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

    4,000   To make or receive semi-annual            Goldman Sachs            24
    (GBP)   payments through 6/15/2007 based on
            the difference between (A) the fixed
            rate of 5.5% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                       Net Unrealized
                                                                        Appreciation
Par Value             Interest Rate Swaps             Counter Party    (Depreciation)
---------   --------------------------------------   ---------------   --------------
   13,100   To make or receive semi-annual             UBS Warburg          $ (76)
    (GBP)   payments through 6/15/2008 based on
            the difference between (A) the fixed
            rate of 5.0% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

   20,000   To make or receive semi-annual               Barclays            (117)
    (GBP)   payments through 6/15/2008 based on
            the difference between (A) the fixed
            rate of 5.0% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

                                                                       Net Unrealized
                                                                        Appreciation
Par Value             Interest Rate Swaps             Counter Party    (Depreciation)
---------   --------------------------------------   ---------------   --------------
    3,000   To receive monthly payments through         Citigroup              --
            4/01/2005 based on (A) the total
            return of the Lehman Brothers CMBS
            Index and (B) floating rate of 1 Month
            LIBOR minus 65 basis points, adjusted
            every month.

    2,800   To receive monthly payments through       Morgan Stanley            7
            9/30/2004 based on (A) the total
            return of the Lehman Brothers CMBS
            Index and (B) floating rate of 1 Month
            LIBOR minus 35 basis points, adjusted                         -------
            every month.                                                  $(2,449)
                                                                          =======

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$3,302,361        $3,160,722

     As of September 30, 2004, transactions for written options were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

                         Contracts   Premium ($)
                         ---------   -----------
Beginning of period        87,700        684
Options opened                 --         --
Options closed/expired    (87,700)      (684)
                          -------       ----
End of period              87,700        684

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$1,107,455     $172,839      $(151,784)        $21,055

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                 Par     Market                                                       Par     Market
               Name of Issuer                   Value    Value                     Name of Issuer                    Value    Value
               --------------                  -------  -------                    --------------                   -------  -------
                                               (000's)  (000's)                                                     (000's)  (000's)
PUBLICLY-TRADED BONDS                                            PUBLICLY-TRADED BONDS - Continued

Aerospace & Defense - 0.4%                                       Banks - Continued
   Boeing Corp.                                                     Credit Suisse First Boston, Inc. - Notes
   8.75% due 09/15/31 .......................   $   90   $  124     5.875% due 08/01/06 ..........................   $  500  $   526
   Lockheed Martin Corp.                                            European Investment Bank - Global Notes
   8.2% due 12/01/09 ........................      200      238     4.625% due 03/01/07 ..........................      800      830
   Northrop-Grumman Corp. - Debs                                    Fleet Boston Corp. - Sub. Notes
   7.75% due 03/01/16 .......................       75       91     7.375% due 12/01/09 ..........................      100      115
   Raytheon Co. - Notes                                             Fleet Financial Group, Inc. - Sub. Debs. #
   6.75% due 08/15/07 .......................      200      219     6.7% due 07/15/28 ............................       75       83
   United Technologies Corp. - Debs.                                HSBC Holdings plc
   8.875% due 11/15/19 ......................       50       69     7.5% due 07/15/09 ............................      150      173
                                                         ------     InterAmerican Development Bank - Debs.
                                                            741     8.5% due 03/15/11 ............................      200      250
                                                                    Intermediate American Development Bank -
Auto Loan - 1.2%                                                       Bonds
   Ford Motor Credit Co.                                            6.125% due 03/08/06 ..........................    1,300    1,364
   6.125% due 01/09/06 ......................      800      829     International Bank of Reconstruction &
   Ford Motor Credit Co. - Bonds                                       Development - Notes
   7.375% due 02/01/11 ......................      250      272     5.0% due 03/28/06 ............................      750      777
   General Motors Acceptance Corp. - Notes                          JP Morgan Chase & Co. - Notes
   6.125% due 09/15/06 ......................      400      418     5.25% due 05/30/07 ...........................    1,000    1,051
   7.75% due 01/19/10 .......................      400      439     NationsBank Corp. - Sub. Notes
   8.0% due 11/01/31 ........................      430      445     7.75% due 08/15/15 ...........................      400      484
   Toyota Motor Credit Corp. - Notes                                Royal Bank of Scotland Group plc - Sub.
   5.5% due 12/15/08 ........................       60       64        Notes
                                                         ------     5.0% due 11/12/13 ............................      300      305
                                                          2,467     Royal Bank of Scotland plc - Sub. Notes
                                                                    6.4% due 04/01/09 ............................      150      165
Automobiles - 0.7%                                                  United Bank National Assoc. of Minneapolis
   DaimlerChrysler NA Holding Co.                                   6.375% due 08/01/11 ..........................      325      363
   7.2% due 09/01/09 ........................      650      732     Wachovia Corp. - Notes
   Delphi Automotive Systems Corp. - Debs.                          4.95% due 11/01/06 ...........................    1,350    1,402
   7.125% due 05/01/29 ......................       50       49     Wachovia Corp. - Sub. Notes
   Delphi Automotive Systems Corp. - Notes                          5.625% due 12/15/08 ..........................       75       81
   6.5% due 05/01/09 ........................      200      211                                                              -------
   Ford Motor Co. - Bonds                                                                                                     10,694
   6.625% due 02/15/28 ......................      350      317
                                                         ------  Beverages - 0.4%
                                                          1,309     Anheuser Busch Cos., Inc.
                                                                    9.0% due 12/01/09 ............................      470      579
Banks - 5.4%                                                        Coca-Cola Enterprises, Inc. - Debs.
   African Development Bank - Sub. Notes                            8.5% due 02/01/22 ............................      100      132
   6.875% due 10/15/15 ......................       35       41     Pepsi Bottling Group, Inc. - Sr. Notes -
   Bank of America Corp. - Sub. Notes                                  Ser. B
   7.8% due 02/15/10 ........................      350      411     7.0% due 03/01/29 ............................      100      118
   Bank One Corp.                                                                                                            -------
   7.875% due 08/01/10 ......................      300      354                                                                  829
   Bank One Corp. - Notes
   6.875% due 08/01/06 ......................    1,000    1,071  Chemicals - 0.2%
   BankAmerica Corp. - Sub. Notes                                   E.I. Du Pont De Nemours #
   6.5% due 03/15/06 ........................      150      158     6.5% due 01/15/28 ............................      150      169
   Chase Manhattan Corp. - Sub. Notes                               Eastman Chemical - Debs. #
   7.125% due 02/01/07 ......................      225      246     7.6% due 02/01/27 ............................       50       58
   Credit Suisse First Boston                                       Rohm & Haas Co. - Notes
   6.5% due 01/15/12 ........................      400      444     7.4% due 07/15/09 ............................       80       92
                                                                                                                             -------
                                                                                                                                 319

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                  Par     Market                                                      Par     Market
               Name of Issuer                    Value    Value                 Name of Issuer                       Value    Value
               --------------                   -------  -------                --------------                      -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

CMBS - 0.2%                                                       Diversified Financials - Continued
   JP Morgan Chase & Co. Commercial                                  Goldman Sachs Group, Inc. - Notes
      Mortgage Securities - Ser. 2004 Cl. A4                         7.35% due 10/01/09 ..........................   $  500   $  574
   4.404% due 01/12/39 .......................   $  400   $  390     Hartford Financial Services Group, Inc. -
Commercial Services & Supplies - 0.3%                                   Sr. Notes
   First Data Corp. - Sr. Notes                                      7.75% due 06/15/05 ..........................      150      155
   5.625% due 11/01/11 .......................      400      428     Kreditanstalt Fur Wiederaufbau - Notes #
   Honeywell International, Inc. - Notes                             3.25% due 03/30/09 ..........................      500      495
   7.5% due 03/01/10 .........................       75       87     Morgan Stanley Capital, Inc. - CTF 1998-
                                                          ------        WF1 Cl. A1
                                                             515     6.25% due 03/15/30 ..........................       95       96
                                                                     Morgan Stanley Capital, Inc. - Pass Thru
Computers & Peripherals - 0.5%                                          Certs. Ser. 1999-RM1
   Hewlett - Packard Co. - Notes                                     6.37% due 12/15/31 ..........................      511      535
   7.15% due 06/15/05 ........................      200      206     Morgan Stanley Group, Inc.
   International Business Machines Corp. -                           6.1% due 04/15/06 ...........................    1,065    1,115
      Debs.                                                          Morgan Stanley Group, Inc. #
   7.0% due 10/30/25 .........................      100      117     6.75% due 04/15/11 ..........................      250      280
   International Business Machines Corp. -                           Prudential Commercial Mortgage Trust -
      Notes                                                             Cl. A2
   4.25% due 09/15/09 ........................      600      614     4.493% due 02/11/36 .........................      450      447
                                                          ------     Salomon Brothers Commercial & Mortgage
                                                             937        Trust - Ser. 2000-C3 Pass Thru Certs
                                                                        Cl. A2
Credit Card - 0.8%                                                   6.592% due 12/18/33 .........................      500      559
   American Express Co. - Notes                                      Salomon Brothers Mortgage Securities Inc. -
   4.875% due 07/15/13 .......................      150      152        Pass Thru Certs - Ser. 2000-C1 Cl. A2
   MBNA Credit Card Master Note Trust - Ser.                         7.52% due 12/18/09 ..........................      300      345
      2002-1 Notes Cl. A                                             Wells Fargo & Co. - Sub. Notes
   4.95% due 06/15/09 ........................    1,000    1,045     6.875% due 04/01/06 .........................    1,100    1,165
   MBNA Master Credit Card Trust II - Notes                                                                                   ------
   6.5% due 04/15/10 .........................      400      438                                                               8,495
                                                          ------
                                                           1,635  Diversified Telecommunication Services - 1.0%
                                                                     BellSouth Corp. - Notes #
Diversified Financials - 4.3%                                        6.875% due 10/15/31 .........................      200      218
   Bear Stearns & Co., Inc. - Notes #                                British Telecommunications plc - Notes
   5.7% due 11/15/14 .........................      240      252     8.375% due 12/15/10 .........................      200      241
   Chase Commercial & Mortgage Securities                            8.875% due 12/15/30 .........................      130      171
      Corp. - Ser. 1997-2 Pass Thru Certs                            France Telecom SA - Notes
         Cl. A2                                                      8.7% due 03/01/06 ...........................      350      374
   6.6% due 12/19/29 .........................      441      474     10.0% due 03/01/31 ..........................      100      133
   Chase Commercial Mortgage Securities                              GTE Corp. - Debs.
      Corp. - Ser. 200-2 CTF Cl. A2                                  6.94% due 04/15/28 ..........................      100      108
   7.631% due 07/15/32 .......................      300      348     Telefonica Europe BV - Notes
   Citicorp Capital II                                               8.25% due 09/15/30 ..........................      100      130
   8.015% due 02/15/27 .......................      100      111     Vodafone Group Plc
   Citigroup, Inc. - Notes                                           7.75% due 02/15/10 ..........................      500      586
   6.625% due 01/15/28 .......................      100      110                                                              ------
   Citigroup, Inc. - Sub. Notes                                                                                                1,961
   5.875% due 02/22/33 .......................      190      189
   Citigroup, Inc. - Sub. Notes 144A (a)                          Electric Utilities - 0.0%
   5.0% due 09/15/14 .........................      472      473     CalEnergy Co., Inc. - Bonds
   GE Capital Commercial Mortgage Corp. -                            8.48% due 09/15/28 ..........................       60       76
      Ser. 2001-2 Cl. A4
   6.59% due 08/11/33 ........................      550      611
   Goldman Sachs Capital
   6.345% due 02/15/34 .......................      160      161

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                   Par     Market                                                     Par     Market
               Name of Issuer                     Value    Value                 Name of Issuer                      Value    Value
               --------------                    -------  -------                --------------                     -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Electric/Gas - 1.4%                                                Finance - Continued
   Alabama Power Co. - Sr. Notes                                      Sumitomo Bank International Finance NV -
   5.5% due 10/15/17 ..........................   $  100   $  104        Notes
   5.7% due 02/15/33 ..........................       80       81     8.5% due 06/15/09 ..........................    $100    $  117
   Cincinnati Gas & Electric Co. - Debs                               Verizon Global Funding Corp. - Notes
   5.7% due 09/15/12 ..........................      300      317     7.25% due 12/01/10 .........................     230       265
   Constellation Energy Group, Inc. - Notes                           Washington Mutual Capital I
   7.0% due 04/01/12 ..........................      240      272     8.375% due 06/01/27 ........................      60        69
   Dominion Resources, Inc.                                           Washington Mutual Finance Corp. -
   8.125% due 06/15/10 ........................      200      237        Sr. Notes #
   Duke Energy Co. - Sr. Notes                                        6.25% due 05/15/06 .........................     300       316
   5.625% due 11/30/12 ........................      400      419                                                             ------
   Niagara Mohawk Power Corp.                                                                                                  6,994
   7.75% due 10/01/08 .........................      200      228
   Oncor Electric Delivery Co. - Sr. Sec. Notes                    Financials - 0.1%
   6.375% due 05/01/12 ........................      400      443     Aetna Inc.
   Ontario Hydro                                                      7.625% due 08/15/26 ........................     100       117
   6.1% due 01/30/08 ..........................      100      108
   Progress Energy, Inc. - Sr. Notes                               Food & Drug Retailing - 0.4%
   7.1% due 03/01/11 ..........................      500      565     Albertson's, Inc. - Notes
                                                           ------     6.625% due 06/01/28 ........................      50        52
                                                            2,774     Albertson's, Inc. - Sr. Notes #
                                                                      7.5% due 02/15/11 ..........................     345       399
Finance - 3.5%                                                        CVS Corp. - Notes 144A (a)
   Ameritech Capital Funding Corp. #                                  4.875% due 09/15/14 ........................     100       100
   6.875% due 10/15/27 ........................       60       65     Safeway, Inc. - Notes #
   Anardarko Finance Co. - Sr. Notes                                  5.8% due 08/15/12 ..........................     150       157
   6.75% due 05/01/11 .........................      200      227                                                             ------
   Countrywide Funding Corp.                                                                                                     708
   5.5% due 02/01/07 ..........................      200      210
   Deutsche Telekom International Finance                          Food Products - 0.9%
   8.75% due 06/15/30 .........................      300      388     Conagra Foods, Inc. - Notes
   Devon Financing Corp. United L C - Notes                           7.875% due 09/15/10 ........................     250       295
   6.875% due 09/30/11 ........................      400      451     Conagra, Inc. - Debs.
   Financing Corp.                                                    9.75% due 03/01/21 .........................      75       104
   8.6% due 09/26/19 ..........................      150      205     General Mills, Inc. - Notes
   General Electric Capital Corp.                                     6.0% due 02/15/12 ..........................     250       269
   6.0% due 06/15/12 ..........................      550      604     Kellogg Co. - Debs. - Ser. B
   General Electric Capital Corp. #                                   7.45% due 04/01/31 .........................     100       124
   6.125% due 02/22/11 ........................    1,150    1,268     Kraft Foods, Inc. - Notes
   Household Finance Corp. - Notes                                    4.625% due 11/01/06 ........................     300       309
   8.0% due 07/15/10 ..........................      350      414     5.25% due 10/01/13 .........................     325       331
   Household Finance Corp. - Sr. Unsub. Notes                         Sara Lee Corp. - Notes
   5.875% due 02/01/09 ........................      280      302     6.25% due 09/15/11 .........................     100       111
   KFW International Finance, Inc. - Sr. Notes                        The Kroger Co.
   5.25% due 06/28/06 .........................      300      313     8.05% due 02/01/10 .........................     150       176
   Lehman Brothers Holdings, Inc. - Notes                                                                                     ------
   6.25% due 05/15/06 .........................      500      526                                                              1,719
   National Rural Utilities Cooperative Finance
      - Notes                                                      Foreign Governmental - 2.5%
   5.75% due 08/28/09 .........................      700      750     Government of Canada #
   Sprint Capital Corp.                                               5.25% due 11/05/08 .........................     125       134
   6.875% due 11/15/28 ........................      150      157     Government of New Zealand - Debs.
   7.625% due 01/30/11 ........................      300      347     8.75% due 12/15/06 .........................     120       135
                                                                      Hydro-Quebec
                                                                      8.4% due 01/15/22 ..........................     100       136
                                                                      Kingdom of Spain
                                                                      7.0% due 07/19/05 ..........................     250       259

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                   Par     Market                                                     Par     Market
               Name of Issuer                     Value    Value                 Name of Issuer                      Value    Value
               --------------                    -------  -------                --------------                     -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Foreign Governmental - Continued                                   Media - 1.5%
   Malaysia - Bonds                                                   Clear Channel Communications, Inc.
   8.75% due 06/01/09 .........................    $ 50    $   60     7.65% due 09/15/10 .........................   $  400   $  456
   Manitoba Province Canada - Ser. BU                                 Comcast Cable Communications - Notes
   9.625% due 12/01/18 ........................     300       443     8.875% due 05/01/17 ........................       75       96
   Province of Ontario - Bonds                                        News America Holdings, Inc. - Debs.
   6.0% due 02/21/06 ..........................     300       313     7.7% due 10/30/25 ..........................      100      117
   Province of Quebec - Debs.                                         News America Holdings, Inc. - Notes #
   7.5% due 07/15/23 ..........................     100       127     7.5% due 03/31/07 ..........................      250      306
   Quebec Province #                                                  TCI Communications, Inc. - Sr. Notes
   7.125% due 02/09/24 ........................     150       184     7.125% due 02/15/28 ........................       70       76
   Republic of Greece - Notes                                         The Walt Disney Co. - Sr. Notes
   6.95% due 03/04/08 .........................     405       453     6.75% due 03/30/06 .........................    1,000    1,054
   Republic of Italy - Debs. #                                        Time Warner Entertainment, Inc. - Sr. Notes
   6.875% due 04/15/03 ........................     460       545     8.375% due 07/15/33 ........................      200      245
   Republic of Korea - Unsub. Notes                                   Time Warner, Inc.
   8.875% due 04/15/08 ........................     600       703     7.625% due 04/15/31 ........................       75       86
   United Mexican States - Notes                                      Time Warner, Inc. - Debs
   9.875% due 02/01/10 ........................     970     1,196     7.25% due 10/15/17 .........................      350      395
   United Mexican States - Notes Ser. A                               Viacom, Inc.
   8.3% due 08/15/31 ..........................     200       227     7.875% due 07/30/30 ........................       50       61
                                                           ------                                                             ------
                                                            4,915                                                              2,892

Gas Utilities - 0.2%                                                  Metals & Mining - 0.1%
   Sempra Energy - Notes #                                               ALCOA, Inc. - Notes
   6.0% due 02/01/13 ..........................     400       431        7.375% due 08/01/10 .....................      200      233

Home Equity Loan - 0.1%                                               Multi-Utilities - 0.2%
   Countrywide Home Loan Corp.                                           United Technologies Corp. - Notes
   6.25% due 04/15/09 .........................     250       273        6.1% due 05/15/12 .......................      180      199
                                                                         United Utilities plc - Notes
Insurance - 0.4%                                                         6.875% due 08/15/28 .....................      100      110
   Allstate Corp.                                                                                                             ------
   7.2% due 12/01/09 ..........................     170       195                                                                309
   AXA - Sub Notes
   8.6% due 12/15/30 ..........................     120       155     Multiline Retail - 0.3%
   Hartford Life, Inc. - Debs.                                           Federated Department Stores, Inc.
   7.65% due 06/15/27 .........................      50        61        6.625% due 04/01/11 .....................      200      223
   Marsh & McLennan Cos., Inc. - Sr. Notes                               Target Corp. - Notes
   4.85% due 02/15/13 .........................     240       240        7.5% due 08/15/10 .......................      100      118
   Torchmark, Inc. - Debs.                                               Wal Mart Stores, Inc.
   8.25% due 08/15/09 .........................     100       115        7.55% due 02/15/30 ......................      110      140
   Travelers Property Casualty Corp. - Sr.                               Wal-Mart Stores, Inc. - Debs.
      Notes                                                              6.75% due 10/15/23 ......................      100      115
   7.75% due 04/15/26 .........................      50        60                                                             ------
                                                           ------                                                                596
                                                              826
                                                                      Municipal - 0.3%
Machinery - 0.1%                                                         Illinois Saint
   Caterpillar, Inc. - Debs.                                             5.1% due 06/01/33 .......................      230      219
   8.0% due 02/15/23 ..........................      50        64        Massachusetts Special Purpose Trust -
   John Deere Capital Corp. - Global Notes                                  Ser. BEC-1 Cl. A5
   5.1% due 01/15/13 ..........................     170       175        7.03% due 03/15/12 ......................      150      170
   John Deere Capital Corp. - Notes
   6.0% due 02/15/09 ..........................      60        65
                                                           ------
                                                              304

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                 Par     Market                                                       Par     Market
              Name of Issuer                    Value    Value                 Name of Issuer                        Value    Value
              --------------                   -------  -------                --------------                       -------  -------
                                               (000's)  (000's)                                                     (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                PUBLICLY-TRADED BONDS - Continued

Municipal - Continued                                            Personal Products - 0.2%
   Tennessee Valley Authority                                       Procter & Gamble Co. - Debs.
   6.75% due 11/01/25 .......................    $260    $  308     6.45% due 01/15/26 ...........................   $  100   $  113
                                                         ------     Unilever Capital
                                                            697     7.125% due 11/01/10 ..........................      200      232
Oil & Gas - 0.6%                                                                                                              ------
   Burlington Resources, Inc - Debs.                                                                                             345
   9.125% due 10/01/21 ......................      90       121
   Chevron Texaco Capital Co. - Notes                            Pharmaceuticals - 0.6%
   3.5% due 09/17/07 ........................     600       606     Abbott Laboratories - Notes
   Norsk Hydro A/S                                                  5.625% due 07/01/06 ..........................      250      262
   7.25% due 09/23/27 .......................      75        89     Bristol Myers Squibb Co. - Notes
   Occidental Petroleum Corp. - Debs.                               5.75% due 10/01/11 ...........................      300      322
   7.2% due 04/01/28 ........................      40        47     Eli Lilly & Co. - Notes
   Phillips Petroleum Co. - Debs.                                   7.125% due 06/01/25 ..........................       80       96
   6.65% due 07/15/18 .......................      50        57     Schering Plough Corp. - Sr. Notes
   Tosco Corp. #                                                    5.3% due 12/01/13 ............................      250      259
   8.125% due 02/15/30 ......................     110       143     Wyeth - Notes
   Union Oil Co. of California                                      5.25% due 03/15/13 ...........................      200      204
   7.5% due 02/15/29 ........................      60        71                                                               ------
                                                         ------                                                                1,143
                                                          1,134  Real Estate Investment Trust - 0.4%
                                                                    Simon Property Group Puerto - Notes
Other Asset Backed - 0.1%                                           6.375% due 11/15/07 ..........................      700      757
   Detroit Edison Securitization - Bonds Ser.
      2001 1 Cl. A6                                              Real Estate Operations - 0.2%
   6.62% due 03/01/16 .......................     250       287     EOP Operating LP - Notes
                                                                    6.8% due 01/15/09 ............................      150      165
Other Mortgage - 1.0%                                               EOP Operating, Ltd. Partenership - Notes
   GMAC Commercial Mortgaged Securities,                            7.0% due 07/15/11 ............................      250      281
      Inc. - CTF - Ser. 1998-C1 Cl. A2                                                                                        ------
   6.7% due 05/15/30 ........................     900       982                                                                  446
   LB Commercial Conduit Mortgage Trust -                        Road & Rail - 0.8%
      Ser. 1999-C2 Pass Thru Certs. Cl. A2                          Canadian National Railway Co. - Notes
   7.325% due 09/15/09 ......................     400       455     6.375% due 10/15/11 ..........................      300      333
   LU UBS Commercial Mortgage Trust - Ser.                          CSX Corp. - Debs.
      2000-C5 Pass Thru Certs. Cl. A1                               7.45% due 05/01/07 ...........................      125      137
                                                                    Norfolk Southern Corp. - Notes
   6.41% due 01/15/10 .......................     585       626     7.35% due 05/15/07 ...........................      855      935
                                                         ------     Union Pacific Corp. - Debs.
                                                          2,063     6.625% due 02/01/29 ..........................       85       92
                                                                                                                              ------
Paper & Forest Products - 0.5%                                                                                                 1,497
   International Paper Co. - Notes
   6.75% due 09/01/11 .......................     250       279
   MeadWestvaco Corp. - Notes                                    Specialty Retail - 0.0%
   6.85% due 04/01/12 .......................     100       111     Dayton Hudson Corp. - Debs.
   Westvaco Corp. - Notes                                           6.75% due 01/01/28 ...........................       25       28
   7.1% due 11/15/09 ........................      35        39     5.0% due 06/01/19 ............................      191      194
   Weyerhaeuser Co.
   7.125% due 07/15/23 ......................     130       144  U.S. Government Agencies - 44.5%
   Weyerhaeuser Co. - Notes                                         Federal Home Loan Bank #
   6.125% due 03/15/07 ......................     450       479     3.875% due 06/14/13 ..........................    1,750    1,676
                                                         ------     Federal Home Loan Bank - Bonds
                                                          1,052     4.5% due 06/01/18 ............................      893      892

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                   Par     Market                                                     Par     Market
              Name of Issuer                      Value    Value                Name of Issuer                       Value    Value
              --------------                     -------  -------               --------------                      -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued                               U.S. Government Agencies - Continued
   Federal Home Loan Bank - Disc. Notes                               6.0% due 01/01/32 ..........................   $  108   $  112
   5.125% due 03/06/06 ........................   $1,400   $1,450     6.0% due 02/01/32 ..........................      293      304
   Federal Home Loan Bank - Sr. Notes                                 6.0% due 02/01/32 ..........................      268      277
   5.8% due 09/02/08 ..........................      225      243     6.0% due 11/01/32 ..........................      593      614
   Federal Home Loan Mortgage Corp. - Bonds                           6.0% due 12/01/32 ..........................      399      413
   4.0% due 09/01/18 ..........................      230      225     6.0% due 02/01/33 ..........................      230      238
   4.0% due 10/01/18 ..........................      682      667     6.0% due 11/01/33 ..........................      213      221
   4.5% due 08/01/18 ..........................    1,426    1,424     6.0% due 01/01/34 ..........................      169      175
   4.5% due 11/01/18 ..........................      360      360     6.0% due 01/01/34 ..........................      299      309
   4.5% due 06/01/19 ..........................      247      247     6.5% due 11/01/15 ..........................       31       33
   4.5% due 05/01/24 ..........................      247      243     6.5% due 07/01/16 ..........................       75       79
   4.5% due 08/01/33 ..........................      338      327     6.5% due 11/01/16 ..........................      109      116
   4.5% due 10/01/33 ..........................      193      186     6.5% due 05/01/17 ..........................       61       65
   5.0% due 01/01/18 ..........................      759      773     6.5% due 01/01/21 ..........................       33       35
   5.0% due 02/01/18 ..........................      924      940     6.5% due 06/01/21 ..........................      129      136
   5.0% due 03/01/18 ..........................      338      344     6.5% due 09/01/28 ..........................       40       42
   5.0% due 04/01/24 ..........................      390      392     6.5% due 06/01/29 ..........................        8        8
   5.0% due 06/01/33 ..........................      514      511     6.5% due 07/01/29 ..........................        9       10
   5.0% due 09/01/33 ..........................      931      924     6.5% due 07/01/29 ..........................       96      101
   5.0% due 10/01/33 ..........................    1,402    1,393     6.5% due 11/01/30 ..........................       45       47
   5.0% due 05/01/34 ..........................      148      147     6.5% due 12/01/30 ..........................       21       22
   5.0% due 05/01/34 ..........................       98       97     6.5% due 03/01/31 ..........................      166      174
   5.0% due 06/01/34 ..........................      243      241     6.5% due 05/01/31 ..........................      160      168
   5.0% due 07/01/34 ..........................      491      487     6.5% due 05/01/31 ..........................       42       44
   5.0% due 08/01/34 ..........................      699      693     6.5% due 07/01/31 ..........................       20       21
   5.5% due 06/01/16 ..........................      203      210     6.5% due 11/01/31 ..........................      100      105
   5.5% due 03/01/17 ..........................      121      126     6.5% due 11/01/31 ..........................       59       62
   5.5% due 06/01/17 ..........................      182      189     6.5% due 12/01/31 ..........................      307      323
   5.5% due 01/01/18 ..........................      219      226     6.5% due 04/01/32 ..........................       82       87
   5.5% due 01/01/18 ..........................      116      120     6.5% due 05/01/32 ..........................       28       29
   5.5% due 02/01/23 ..........................      478      490     6.5% due 08/01/32 ..........................      131      138
   5.5% due 04/01/32 ..........................      134      136     6.5% due 08/01/32 ..........................      156      164
   5.5% due 01/01/33 ..........................      706      717     6.5% due 08/01/32 ..........................       72       75
   5.5% due 02/01/33 ..........................      842      856     6.5% due 08/01/32 ..........................      142      149
   5.5% due 04/01/33 ..........................      910      925     7.0% due 02/01/16 ..........................       50       53
   5.5% due 06/01/33 ..........................      386      392     7.0% due 04/01/29 ..........................      141      150
   5.5% due 12/01/33 ..........................      272      276     7.0% due 02/01/30 ..........................       92       97
   5.5% due 01/01/34 ..........................      364      369     7.0% due 04/01/31 ..........................       10       11
   5.5% due 02/01/34 ..........................      475      482     7.0% due 05/01/31 ..........................       16       17
   5.5% due 05/01/34 ..........................      243      246     7.0% due 05/01/31 ..........................       22       23
   5.5% due 06/01/34 ..........................      299      303     7.0% due 07/01/31 ..........................       28       29
   5.5% due 09/01/34 ..........................      260      264     7.0% due 08/01/31 ..........................       65       69
   6.0% due 08/01/14 ..........................       63       66     7.0% due 04/01/32 ..........................      139      148
   6.0% due 10/01/14 ..........................      144      151     7.1% due 04/10/07 ..........................    2,500    2,748
   6.0% due 07/01/16 ..........................      109      114     7.5% due 02/01/16 ..........................       16       17
   6.0% due 11/01/16 ..........................       65       68     7.5% due 09/01/30 ..........................       11       12
   6.0% due 02/01/17 ..........................      129      135     7.5% due 11/01/30 ..........................       55       59
   6.0% due 02/01/17 ..........................      114      119     7.5% due 03/01/32 ..........................      109      117
   6.0% due 06/01/22 ..........................      133      139     8.0% due 02/01/30 ..........................       33       36
   6.0% due 05/01/29 ..........................      167      173     8.0% due 09/01/30 ..........................       14       16
   6.0% due 08/01/29 ..........................      110      114     8.5% due 10/01/31 ..........................       44       48
   6.0% due 07/01/31 ..........................       92       95

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                      Par     Market                                                  Par     Market
                Name of Issuer                       Value    Value                  Name of Issuer                  Value    Value
                --------------                      -------  -------                 --------------                 -------  -------
                                                    (000's)  (000's)                                                (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                     PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued                                  U.S. Government Agencies - Continued
   Federal Home Loan Mortgage Corp. - Debs.                              5.5% due 08/01/33 .......................   $1,541   $1,565
   5.75% due 04/15/08 ............................   $2,500   $2,700     5.5% due 12/01/33 .......................      873      886
   6.0% due 06/15/11 .............................    1,000    1,107     5.5% due 01/01/34 .......................      763      775
   7.0% due 07/15/05 .............................    1,855    1,923     5.5% due 05/01/34 .......................      297      302
   Federal Home Loan Mortgage Corp. - Debs. #                            5.5% due 06/01/34 .......................      138      140
   6.25% due 07/15/32 ............................                       5.5% due 06/01/34 .......................      690      699
   Federal Home Loan Mortgage Corp. - Notes              50       56     6.0% due 05/01/14 .......................       33       35
   4.0% due 05/01/09 .............................                       6.0% due 02/01/16 .......................       91       95
   5.0% due 11/01/07 .............................      135      136     6.0% due 07/01/17 .......................      365      383
   5.0% due 10/01/09 .............................       82       84     6.0% due 08/01/17 .......................      162      170
   6.0% due 01/01/09 .............................       93       95     6.0% due 01/01/29 .......................      154      160
   Federal Home Loan Mortgage Corp. - Notes #            69       71     6.0% due 08/01/30 .......................      210      218
   2.75% due 08/15/06 ............................    1,300    1,299     6.0% due 07/01/31 .......................       88       92
   Federal National Mortgage Assoc. - Bonds                              6.0% due 11/01/31 .......................      254      263
   4.0% due 09/01/18 .............................      199      194     6.0% due 01/01/32 .......................      310      321
   4.0% due 12/01/18 .............................      323      315     6.0% due 02/01/32 .......................      110      114
   4.0% due 03/01/19 .............................      394      384     6.0% due 03/01/32 .......................      333      346
   4.0% due 04/01/19 .............................       99       96     6.0% due 04/01/32 .......................      190      197
   4.5% due 04/01/18 .............................      564      563     6.0% due 10/01/32 .......................      349      362
   4.5% due 05/01/18 .............................      944      944     6.0% due 12/01/32 .......................      199      206
   4.5% due 10/01/18 .............................      768      767     6.0% due 04/01/33 .......................      289      299
   4.5% due 12/01/18 .............................      753      753     6.0% due 05/01/33 .......................      542      562
   4.5% due 09/01/33 .............................      214      206     6.0% due 02/01/34 .......................      247      256
   4.5% due 10/01/33 .............................      525      507     6.0% due 09/01/34 .......................      400      415
   4.5% due 06/01/34 .............................      130      125     6.125% due 03/15/12 .....................    1,000    1,114
   5.0% due 12/01/17 .............................      405      413     6.5% due 02/01/15 .......................       33       35
   5.0% due 04/01/18 .............................      821      836     6.5% due 07/01/16 .......................      254      268
   5.0% due 06/01/18 .............................      386      393     6.5% due 07/01/17 .......................       80       85
   5.0% due 06/01/19 .............................      191       19     6.5% due 03/01/22 .......................      184      194
   5.0% due 07/01/19 .............................      982      999     6.5% due 11/01/29 .......................       73       77
   5.0% due 03/01/23 .............................      872      887     6.5% due 12/01/30 .......................       53       56
   5.0% due 08/01/23 .............................      559      562     6.5% due 01/01/31 .......................        5        5
   5.0% due 11/01/32 .............................      422      419     6.5% due 02/01/31 .......................       96      100
   5.0% due 06/01/33 .............................    1,022    1,015     6.5% due 07/01/31 .......................       54       56
   5.0% due 08/01/33 .............................    1,188    1,178     6.5% due 08/01/31 .......................       65       68
   5.0% due 09/01/33 .............................    1,818    1,803     6.5% due 12/01/31 .......................      130      136
   5.0% due 12/01/33 .............................      609      604     6.5% due 02/01/32 .......................      148      155
   5.0% due 05/01/34 .............................      390      387     6.5% due 04/01/32 .......................      456      479
   5.0% due 07/01/34 .............................      596      591     6.5% due 05/01/32 .......................      578      606
   5.5% due 03/01/16 .............................       44       46     6.5% due 07/01/32 .......................      424      445
   5.5% due 04/01/16 .............................       32       34     6.5% due 01/01/34 .......................      240      252
   5.5% due 02/01/17 .............................      219      227     7.0% due 12/01/15 .......................       62       66
   5.5% due 04/01/17 .............................      140      145     7.0% due 03/01/16 .......................       60       63
   5.5% due 07/01/17 .............................      241      249     7.0% due 01/01/30 .......................       70       75
   5.5% due 09/01/17 .............................      381      395     7.0% due 02/01/31 .......................       89       94
   5.5% due 02/01/23 .............................      366      375     7.0% due 04/01/31 .......................       19       20
   5.5% due 01/01/32 .............................      710      721     7.0% due 05/01/31 .......................       83       88
   5.5% due 12/01/32 .............................      438      445     7.0% due 08/01/31 .......................      133      141
   5.5% due 02/01/33 .............................      461      468     7.0% due 12/01/31 .......................      171      181
   5.5% due 03/01/33 .............................      374      380     7.0% due 02/01/32 .......................      107      114
   5.5% due 04/01/33 .............................    1,608    1,633     7.0% due 05/01/32 .......................       48       51
   5.5% due 06/01/33 .............................    1,066    1,083     7.0% due 10/01/32 .......................      120      128
                                                                         7.5% due 10/01/15 .......................       52       56

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND

                                                      Par     Market                                                  Par     Market
                Name of Issuer                       Value    Value                  Name of Issuer                  Value    Value
                --------------                      -------  -------                 --------------                 -------  -------
                                                    (000's)  (000's)                                                (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                     PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued                                  U.S. Government Agencies - Continued
   7.5% due 09/01/30 .............................   $  112   $  120     6.5% due 05/15/32 .......................   $   61  $    65
   7.5% due 11/01/30 .............................       14       15     7.0% due 08/15/29 .......................       85       91
   7.5% due 06/01/31 .............................      111      119     7.0% due 12/15/30 .......................      183      195
   7.5% due 08/01/31 .............................      110      118     7.0% due 03/15/31 .......................      212      226
   8.0% due 08/01/30 .............................       27       29     7.0% due 06/15/31 .......................       31       34
   8.0% due 09/01/31 .............................      132      144     7.0% due 08/15/31 .......................       64       68
   8.5% due 09/01/30 .............................       27       30     7.0% due 09/15/31 .......................      114      122
   Federal National Mortgage Assoc. - Bonds                              7.0% due 05/15/32 .......................       79       84
   7.125% due 01/15/30 # .........................      209      258     7.5% due 08/15/29 .......................       86       92
   7.25% due 05/15/30 ............................      150      188     7.5% due 09/15/30 .......................       58       63
   Federal National Mortgage Assoc. - Debs.                              7.5% due 01/15/31 .......................       12       13
   6.25% due 05/15/29 # ..........................    1,165    1,301     7.5% due 06/15/32 .......................      117      126
   6.375% due 06/15/09 ...........................      800      891     8.0% due 02/15/31 .......................      119      130
   6.625% due 11/15/30 ...........................      130      152     8.0% due 04/15/31 .......................       63       69
   Federal National Mortgage Assoc. - Notes                              8.0% due 07/15/31 .......................        1        1
   4.0% due 11/01/10 .............................      399      399     8.5% due 09/15/30 .......................        7        8
   5.0% due 01/15/07 # ...........................      400      418     9.0% due 01/15/31 .......................       27       29
   5.5% due 01/01/09 .............................       79       82     Government National Mortgage Assoc.
   6.0% due 10/01/12 .............................      100      105        - Notes
   6.625% due 09/15/09 ...........................      750      845     5.0% due 08/15/33 .......................      434      433
   Government National Mortgage Assoc. - Bonds                                                                               -------
   4.5% due 05/15/19 .............................       97       98                                                          87,886
   4.5% due 08/15/33 .............................      184      179  U.S. Governmental - 21.6%
   5.0% due 05/15/18 .............................      184      189     U.S. Treasury - Bonds
   5.0% due 09/15/33 .............................      179      178     5.375% due 02/15/31 # ...................      165      177
   5.0% due 10/15/33 .............................      182      182     5.5% due 08/15/28 .......................      270      290
   5.0% due 10/15/33 .............................      272      271     6.125% due 11/15/27 .....................      520      604
   5.0% due 06/15/34 .............................      299      298     6.125% due 08/15/29 .....................      100      116
   5.5% due 11/15/32 .............................      930      949     6.25% due 05/15/30 ......................    1,800    2,136
   5.5% due 03/15/33 .............................      383      390     6.5% due 11/15/26 .......................      300      363
   5.5% due 04/15/33 .............................      355      362     6.625% due 02/15/27 .....................      295      362
   5.5% due 09/15/33 .............................      352      359     6.75% due 08/15/26 ......................      775      963
   5.5% due 03/15/34 .............................      299      305     7.5% due 11/15/16 .......................    1,250    1,606
   5.5% due 06/15/34 .............................      167      170     7.875% due 02/15/21 .....................      900    1,218
   6.0% due 04/15/17 .............................      113      119     8.125% due 08/15/19 .....................    1,000    1,369
   6.0% due 07/15/29 .............................      152      159     8.75% due 08/15/20 ......................    1,400    2,029
   6.0% due 05/15/31 .............................      183      191     8.875% due 08/15/17 .....................    1,450    2,068
   6.0% due 04/15/32 .............................      235      244     9.25% due 02/15/16 ......................      800    1,152
   6.0% due 11/15/32 .............................      413      429     10.375% due 11/15/12 ....................    3,300    4,019
   6.0% due 01/15/33 .............................      229      238     11.25% due 02/15/15 .....................      260      414
   6.0% due 11/15/33 .............................      278      289     11.75% due 02/15/10 .....................      250      259
   6.0% due 01/15/34 .............................      131      136     11.75% due 11/15/14 .....................      465      644
   6.0% due 07/15/34 .............................      154      160     12.0% due 08/15/13 ......................    1,000    1,320
   6.5% due 01/15/16 .............................       35       37     12.75% due 11/15/10 .....................    1,000    1,115
   6.5% due 05/15/28 .............................      179      190     13.25% due 05/15/14 .....................    1,200    1,706
   6.5% due 04/15/31 .............................       81       86     U.S. Treasury - Notes
   6.5% due 05/15/31 .............................      238      252     1.25% due 05/31/05 # ....................      100       99
   6.5% due 08/15/31 .............................       42       44     2.0% due 05/15/06 .......................      200      199
   6.5% due 01/15/32 .............................      182      192     3.125% due 04/15/09 .....................      600      596
   6.5% due 02/15/32 .............................      180      190     3.25% due 08/15/07 ......................      525      531
   6.5% due 05/15/32 .............................      125      132     3.375% due 12/15/08 .....................    1,000    1,006

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                              Par       Market
                       Name of Issuer                        Value       Value
                       --------------                       -------    --------
                                                            (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Governmental - Continued
   4.25% due 08/15/13 ...................................   $   400    $    406
   4.625% due 05/15/06 ..................................       300         310
   4.75% due 11/15/08 ...................................     1,700       1,802
   4.75% due 05/15/14 ...................................     1,030       1,081
   5.0% due 02/15/11 ....................................     1,100       1,183
   5.0% due 08/15/11 ....................................     2,685       2,886
   5.5% due 02/15/08 ....................................       500         540
   6.0% due 08/15/09 ....................................       500         559
   6.5% due 10/15/06 ....................................     5,550       5,975
   7.0% due 07/15/06 ....................................     1,450       1,563
                                                                       --------
                                                                         42,666

Wireless Telecommunications Services - 0.2%
   AT&T Wireless, Inc. - Notes
   7.875% due 03/01/11 ..................................       300         355
                                                                       --------
                             TOTAL PUBLICLY-TRADED BONDS-
                                          (Cost $188,876)      98.1%    193,815

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 24.9%
   State Street Navigator Securities Lending
      Portfolio .........................................    49,142      49,142

SHORT-TERM INVESTMENTS - 0.8%

Investment in joint trading account
   1.826% due 10/01/04
   (Cost $1,641) ........................................     1,641       1,641
                                                            -------    ---------
                                       TOTAL INVESTMENTS-
                                          (Cost $239,659)     123.8%    244,598
                     Payables, less cash and receivables-     (23.8)%   (46,985)
                                                            -------    --------
                                              NET ASSETS-     100.0%   $197,613
                                                            =======    ========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, securities aggregated $573 or 0.3% of net assets of the Portfolio.

#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Bond Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash-balances into a joint account for the purpose of investing the cash-balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
-------------                                         ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the period ended September 30, 2004, the Fund had no bank borrowings.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $47,999                  $49,142

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $32,111           $30,826

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $262,513       $6,719         $(987)          $5,732

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                        Market                                                                Market
                Name of Issuer                 Shares   Value                      Name of Issuer                    Shares   Value
                --------------                -------  -------                     --------------                    ------  -------
                                                       (000's)                                                               (000's)
COMMON STOCK                                                    COMMON STOCK - Continued

Aerospace & Defense - 1.3%                                      Credit Card - 0.4%
   Boeing Co. * ............................   38,700   $1,998     MBNA Corp. * ...................................  26,600   $  670
   Precision Castparts Corp. ...............    4,300      258
                                                        ------  Diversified Financials - 2.0%
                                                         2,256     American Express Co. * .........................  35,100    1,806
                                                                   Charles Schwab Corp. * .........................  26,000      239
Air Freight & Couriers - 1.3%                                      Citigroup, Inc. * ..............................  20,103      887
   United Parcel Service, Inc. - Cl. B .....   30,000    2,278     Morgan Stanley, Dean Witter, Discover & Co. ....  14,900      735
                                                                                                                              ------
Auto Components - 0.2%                                                                                                         3,667
   Gentex Corp. * # ........................    8,500      299
                                                                Diversified Telecommunication Services - 2.0%
Banks - 1.4%                                                       SBC Communications, Inc. * .....................  59,000    1,531
   Bank of America Corp. * .................   21,000      910     Verizon Communications * .......................  51,900    2,044
   JP Morgan Chase & Co. ...................   15,840      629                                                                ------
   Silicon Valley Bancshares * .............    5,800      216                                                                 3,575
   Wachovia Corp. * ........................   15,300      718
                                                        ------  Electronic Equipment & Instruments - 0.9%
                                                         2,473     Amphenol Corp. - Cl. A * .......................  11,700      401
                                                                   Molex, Inc. * ..................................  13,200      394
Beverages - 1.5%                                                   Thermo Electron Corp. * ........................  16,500      446
   Coca-Cola Co. * .........................   31,700    1,270     Waters Corp. * .................................   8,400      370
   PepsiCo, Inc. * .........................   29,700    1,445                                                                ------
                                                        ------                                                                 1,611
                                                         2,715
                                                                Energy Equipment & Services - 4.3%
Biotechnology - 2.1%                                               Baker Hughes, Inc. * ...........................  43,900    1,919
   Amgen, Inc. * ...........................   14,400      816     BJ Services Co. * ..............................  35,100    1,839
   Biogen IDEC, Inc. * .....................   10,800      661     Nabors Industries, Ltd. * ......................  39,700    1,880
   Cephalon, Inc. * # ......................    7,000      335     Schlumberger, Ltd. * ...........................  31,000    2,087
   Genetech, Inc. * ........................   30,400    1,594                                                                ------
   Millennium Pharmaceuticals, Inc. * ......   22,200      304                                                                 7,725
                                                        ------
                                                         3,710  Food & Drug Retailing - 1.7%
                                                                   Safeway, Inc. * # ..............................  30,900      597
Chemicals - 0.7%                                                   Sysco Corp. * ..................................  22,100      661
   Dow Chemical Co. * ......................   12,600      569     Walgreen Co. * .................................  49,100    1,759
   Praxair, Inc. * .........................   15,300      654                                                                ------
                                                        ------                                                                 3,017
                                                         1,223
                                                                Food Products - 1.4%
Commercial Services & Supplies - 3.0%                              ConAgra, Inc. ..................................  20,700      532
   Automatic Data Processing, Inc. .........   33,800    1,397     Hershey Foods Corp. * ..........................  12,900      603
   Career Education Corp. * ................    8,200      233     J.M. Smucker Co. * .............................  19,400      861
   Cintas Corp. * ..........................    8,700      366     Kellogg Co. * ..................................  13,900      593
   First Data Corp. * ......................   28,600    1,244                                                                ------
   Herman Miller, Inc. * ...................   20,200      498                                                                 2,589
   Paychex, Inc. ...........................   23,400      705
   Waste Management, Inc. * ................   33,200      908  Health Care Equipment & Supplies - 3.7%
                                                        ------     Alcon, Inc. * ..................................   7,200      577
                                                         5,351     Bausch & Lomb, Inc. * ..........................   3,400      226
                                                                   Baxter International, Inc. .....................  32,000    1,029
Communications Equipment - 3.1%                                    Becton, Dickinson & Co. * ......................   7,700      398
   Cisco Systems, Inc. * ...................  252,615    4,572     Biomet, Inc. * .................................  12,900      605
   Qualcomm, Inc. * ........................   27,000    1,054     Medtronic, Inc. * ..............................  64,180    3,331
                                                        ------     St. Jude Medical, Inc. * .......................   6,200      467
                                                         5,626                                                                ------
                                                                                                                               6,633
Computers & Peripherals - 3.7%
   Dell, Inc. * ............................   92,100    3,279  Health Care Providers & Services - 2.3%
   EMC Corp. * .............................  136,300    1,573     Caremark Rx, Inc. * ............................  23,300      747
   International Business Machines Corp. ...   21,300    1,826     Quest Diagnostics, Inc. * # ....................   4,800      424
                                                        ------
                                                         6,678

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                             Market                                                           Market
                Name of Issuer                      Shares   Value                 Name of Issuer                    Shares   Value
                --------------                     -------  -------                --------------                   -------  -------
                                                            (000's)                                                          (000's)

COMMON STOCK - Continued                                             COMMON STOCK - Continued

Health Care Providers & Services - Continued                         Multiline Retail - 3.7%
   UnitedHealth Group, Inc. * ...................   39,080  $ 2,882     Big Lots, Inc. * .........................   29,700  $   363
                                                            -------     J.C. Penney Co., Inc. * ..................   24,400      861
                                                              4,053     Kohl's Corp. * ...........................   18,400      887
                                                                        Wal-Mart Stores, Inc. * ..................   84,800    4,511
Hotels Restaurants & Leisure - 0.3%                                                                                          -------
   McDonald's Corp. * ...........................   21,600      605                                                            6,622

Household Durables - 0.4%                                            Personal Products - 3.6%
   Leggett & Platt, Inc. * ......................   22,700      638     Avon Products, Inc. ......................   35,660    1,558
                                                                        Estee Lauder Cos., Inc. - Cl. A ..........   12,400      518
Household Products - 3.7%                                               Gillette Co. .............................  102,900    4,295
   Clorox Co. * .................................   20,400    1,087                                                          -------
   Colgate-Palmolive Co. ........................   13,400      606                                                            6,371
   Procter & Gamble Co. * .......................   89,500    4,844
                                                            -------  Pharmaceuticals - 14.5%
                                                              6,537     Abbott Laboratories * ....................   57,600    2,440
                                                                        Allergan, Inc. * .........................    7,300      530
Industrial Conglomerates - 5.7%                                         Eli Lilly & Co. * ........................   13,925      836
   3M Co. .......................................   38,600    3,087     Forest Laboratories, Inc. * ..............    6,430      289
   General Electric Co. * .......................  175,000    5,876     Johnson & Johnson ........................   76,400    4,304
   Tyco International, Ltd. * ...................   37,700    1,156     Merck & Co., Inc. * ......................  100,500    3,316
                                                            -------     Pfizer, Inc. * ...........................  296,424    9,070
                                                             10,119     Schering-Plough Corp. * ..................  131,700    2,510
                                                                        Wyeth * ..................................   71,700    2,682
Insurance - 2.8%                                                                                                             -------
   AFLAC, Inc. * ................................   20,370      799                                                           25,977
   Ambac Financial Group, Inc. ..................    7,700      615
   American International Group, Inc. * .........   52,400    3,563  Semiconductor Equipment & Products - 7.0%
                                                            -------     Altera Corp. * ...........................   47,600      932
                                                              4,977     Analog Devices, Inc. * ...................   54,500    2,113
                                                                        Applied Materials, Inc. * ................   86,595    1,428
Internet & Catalog Retail - 1.5%                                        Intel Corp. ..............................  179,700    3,605
   Amazon.com, Inc. * ...........................   42,610    1,741     KLA-Tencor Corp. * .......................    8,645      359
   eBay, Inc. * .................................    9,800      901     Linear Technology Corp. * ................   13,500      489
                                                            -------     Texas Instruments, Inc. * ................  126,175    2,685
                                                              2,642     Xilinx, Inc. * ...........................   31,900      861
                                                                                                                             -------
Internet Software & Services - 0.7%                                                                                           12,472
   Yahoo, Inc. * ................................   34,600    1,173
                                                                     Software - 7.7%
IT Consulting & Services - 0.5%                                         BEA Systems, Inc. * ......................  125,600      868
   Affiliated Computer Services, Inc. -                                 Cadence Design Systems, Inc. * ...........   27,400      357
      Cl. A * # .................................   17,100      952     Intuit, Inc. * ...........................   21,000      954
                                                                        Microsoft Corp. * ........................  363,210   10,043
Machinery - 1.2%                                                        National Instruments Corp. * .............   16,200      490
   Danaher Corp. * # ............................   23,800    1,220     Oracle Corp. * ...........................   98,400    1,110
   Dover Corp. ..................................    9,800      381                                                          -------
   Parker-Hannifin Corp. ........................   10,500      618                                                           13,822
                                                            -------
                                                              2,219  Specialty Retail - 2.8%
                                                                        Gap, Inc. # ..............................   37,000      692
Media - 4.2%                                                            Home Depot, Inc. * .......................   63,000    2,470
   Clear Channel Communications, Inc. ...........   10,700      333     Lowe's Cos., Inc. * ......................   11,900      647
   Comcast Corp. - Cl. A ........................   32,400      915     Sherwin-Williams Co. * ...................   11,000      483
   EchoStar Communications Corp. - Cl. A * ......    5,025      156     Staples, Inc. * ..........................   21,200      632
   Fox Entertainment Group, Inc. - Cl. A * ......   22,500      624                                                          -------
   Omnicom Group, Inc. ..........................    9,700      709                                                            4,924
   The Walt Disney Co. * # ......................   47,300    1,067
   Time Warner, Inc. * ..........................  124,051    2,002  Textiles & Apparel - 0.9%
   Univision Communications, Inc. - Cl. A * .....   30,500      964     Nike, Inc. - Cl. B .......................   19,600    1,545
   Viacom, Inc. - Cl. B * .......................   20,700      695
                                                            -------
                                                              7,465

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
-------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                        Market
                       Name of Issuer                        Shares      Value
                       --------------                       -------    --------
                                                                        (000's)

COMMON STOCK - Continued

U.S. Government Agencies - 0.6%
   Federal National Mortgage Assoc. * ....................   17,509    $  1,110

Wireless Telecommunications Services - 0.4%
   Nextel Communications, Inc. - Cl. A * .................   27,200         648
                                                                       --------
                                       TOTAL COMMON STOCK-
                                           (Cost $161,236)     99.2%    176,967

                                                              Par
                                                             Value
                                                            -------
                                                            (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 1.4%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $2,515       2,515

SHORT-TERM INVESTMENTS - 0.9%

   Investment in joint trading account
      1.826% due 10/01/04
      (Cost $1,693).......................................    1,693       1,693
                                                             ------    --------
                                        TOTAL INVESTMENTS-
                                           (Cost $165,444)    101.5%    181,175
                      Payables, less cash and receivables-     (1.5)%    (2,723)
                                                             ------    --------
                                               NET ASSETS-    100.0%   $178,452
                                                             ======    ========

*    Non-income producing security.

#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Earnings Growth Fund, (formerly Multi Cap Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For period ended September 30, 2004, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $2,433                    $2,515

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004 the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $39,948           $46,666

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $215,297       $30,476       $(1,764)         $28,712

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                        Market                                                                Market
              Name of Issuer                   Shares   Value                    Name of Issuer                      Shares   Value
              --------------                  -------  -------                   --------------                     -------  -------
                                                       (000's)                                                               (000's)
COMMON STOCK                                                    COMMON STOCK - Continued

Aerospace & Defense - 1.7%                                      Banks - Continued
   B.F. Goodrich Co. * .....................    6,750  $   212     PNC Bank Corp. * ..............................   18,520  $ 1,002
   Boeing Co. * ............................   53,537    2,764     Regions Financial Corp. .......................   30,308    1,002
   General Dynamics Corp. * ................   12,492    1,275     SouthTrust Corp. * ............................   21,733      905
   Lockheed Martin Corp. ...................   29,332    1,636     Sovereign Bancorp, Inc. * .....................   20,100      439
   Northrop Grumman Corp. ..................   22,600    1,205     Suntrust Banks, Inc. * ........................   18,525    1,304
   Raytheon Co. * ..........................   29,359    1,115     Synovus Financial Corp. * .....................   18,272      478
   Rockwell Collins, Inc. * ................   11,166      415     US Bancorp * ..................................  120,190    3,473
   United Technologies Corp. * .............   32,685    3,052     Wachovia Corp. * ..............................   83,785    3,934
                                                       -------     Zions Bancorp * ...............................    5,634      344
                                                        11,674                                                               -------
                                                                                                                              46,595
Air Freight & Couriers - 1.1%
   Fedex Corp. .............................   19,514    1,672  Beverages - 2.3%
   Ryder System, Inc. ......................    3,688      174     Adolph Coors Co. - Cl. B * ....................    2,054      140
   United Parcel Service, Inc. - Cl. B .....   72,800    5,527     Anheuser-Busch Cos., Inc. .....................   51,105    2,553
                                                       -------     Brown-Forman Corp. - Cl. B * ..................    7,600      348
                                                         7,373     Coca-Cola Co. * ...............................  155,517    6,228
                                                                   Coca-Cola Enterprises, Inc. * .................   29,348      555
Airlines - 0.1%                                                    Pepsi Bottling Group, Inc. * ..................   16,918      459
   Delta Air Lines, Inc. * .................    6,679       22     PepsiCo, Inc. * ...............................  108,591    5,283
   Southwest Airlines Co. ..................   52,158      710                                                               -------
                                                       -------                                                                15,566
                                                           732
                                                                Biotechnology - 1.3%
Auto Components - 0.2%                                             Amgen, Inc. * .................................   81,098    4,597
   Cooper Tire & Rubber Co. * ..............    5,206      105     Biogen IDEC, Inc. * ...........................   22,183    1,357
   Dana Corp. ..............................   10,930      194     Chiron Corp. * ................................   11,876      525
   Delphi Automotive Systems Corp. * .......   37,483      348     Genzyme Corp. * ...............................   15,000      816
   Goodyear Tire & Rubber Co. * ............   13,231      142     Gilead Sciences, Inc. * .......................   28,200    1,054
   Johnson Controls, Inc. ..................   12,550      713     MedImmune, Inc. * .............................   15,409      365
   Visteon Corp. * .........................    9,756       78                                                               -------
                                                       -------                                                                 8,714
                                                         1,580
                                                                Building Products - 0.2%
Automobiles - 0.7%                                                 Crane Co. * ...................................    4,637      134
   Ford Motor Co. ..........................  119,397    1,678     Masco Corp. ...................................   27,669      956
   General Motors Corp. * ..................   36,898    1,567                                                               -------
   Harley-Davidson, Inc. * .................   19,340    1,150                                                                 1,090
                                                       -------
                                                         4,395  Chemicals - 1.6%
                                                                   Air Products & Chemicals, Inc. * ..............   15,032      818
Banks - 6.8%                                                       Dow Chemical Co. * ............................   60,848    2,749
   AmSouth Bancorp. * ......................   23,039      562     E.I. du Pont de Nemours & Co. * ...............   64,999    2,782
   Bank of America Corp. * .................  261,090   11,313     Eastman Chemical Co. * ........................    5,012      238
   Bank of New York Co., Inc. ..............   50,770    1,481     Ecolab, Inc. * ................................   15,372      483
   BB&T Corp. * ............................   36,637    1,454     Engelhard Corp. * .............................    8,490      241
   Comerica, Inc. ..........................   10,460      621     Great Lakes Chemical Corp. # ..................    4,273      109
   Fifth Third Bancorp * ...................   36,691    1,806     Hercules, Inc. * ..............................    6,957       99
   First Horizon National Corp. ............    8,300      360     International Flavors & Fragrances, Inc. * ....    5,639      216
   Golden West Financial Corp. * ...........   10,010    1,111     Monsanto Co. ..................................   17,136      624
   Huntington Bancshares, Inc. * ...........   13,496      336     PPG Industries, Inc. * ........................   10,345      634
   JP Morgan Chase & Co. ...................  229,872    9,133     Praxair, Inc. * ...............................   21,414      915
   KeyCorp * ...............................   27,017      854     Rohm & Haas Co. ...............................   14,547      625
   M & T Bank Corp. * ......................    7,800      746     Sigma-Aldrich Corp. * .........................    4,410      256
   Marshall & Ilsley Corp. * ...............   13,300      536                                                               -------
   Mellon Financial Corp. * ................   27,994      775                                                                10,789
   National City Corp. * ...................   42,174    1,629
   North Fork Bancorporation, Inc. * .......   10,300      458  Commercial Services & Supplies - 1.8%
   Northern Trust Corp. ....................   13,224      539     Allied Waste Industries, Inc. .................   21,697      192
                                                                   Apollo Group, Inc. - Cl. A * ..................   12,800      939

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                        Market                                                                Market
                Name of Issuer                 Shares   Value                   Name of Issuer                       Shares   Value
                --------------                -------  -------                  --------------                      -------  -------
                                                       (000's)                                                               (000's)
COMMON STOCK - Continued                                        COMMON STOCK - Continued

Commercial Services & Supplies - Continued                      Construction Materials - 0.1%
   Automatic Data Processing, Inc. .........   37,108  $ 1,533     United States Steel Corp. * ...................    7,229  $   272
   Avery Dennison Corp. * ..................    6,960      458     Vulcan Materials Co. * ........................    6,447      328
   Cendant Corp. * .........................   66,607    1,439                                                               -------
   Cintas Corp. * ..........................   10,246      431                                                                   600
   Convergys Corp. * .......................   10,749      144
   Deluxe Corp. * ..........................    3,303      135  Containers & Packaging - 0.2%
   Equifax, Inc. * .........................    8,608      227     Ball Corp. ....................................    6,760      253
   First Data Corp. * ......................   54,725    2,381     Bemis Co., Inc. * .............................    7,554      201
   Fiserv, Inc. * ..........................   12,181      425     Pactiv Corp. * ................................    9,831      229
   H & R Block, Inc. * .....................   10,466      517     Sealed Air Corp. * ............................    5,318      246
   Monster Worldwide, Inc. .................    7,355      181     Temple-Inland, Inc. * .........................    3,472      233
   Paychex, Inc. ...........................   24,893      751                                                               -------
   Pitney Bowes, Inc. * ....................   14,859      655                                                                 1,162
   R.R. Donnelley & Sons Co. * .............   14,071      441
   Robert Half International, Inc. * .......   11,155      287  Credit Card - 0.3%
   Sabre Group Holdings, Inc. * ............    9,067      222     MBNA Corp. * ..................................   83,271    2,098
   Waste Management, Inc. * ................   38,067    1,041
                                                       -------  Diversified Financials - 7.1%
                                                        12,399     American Express Co. * ........................   81,224    4,180
                                                                   Bear Stearns Cos., Inc. * .....................    6,569      632
Communications Equipment - 2.7%                                    Capital One Financial Corp. ...................   15,203    1,124
   ADC Telecommunications, Inc. * ..........   58,737      106     Charles Schwab Corp. * ........................   89,991      827
   Andrew Corp. * ..........................   10,368      127     Citigroup, Inc. * .............................  333,427   14,711
   Avaya, Inc. * ...........................   29,715      414     Countrywide Credit Industries, Inc. * .........   36,488    1,437
   Ciena Corp. * ...........................   44,876       89     E*TRADE Group, Inc. * .........................   23,900      273
   Cisco Systems, Inc. * ...................  436,361    7,898     Federated Investments, Inc. - Cl. B ...........    6,900      196
   Comverse Technology, Inc. * .............   11,970      225     Franklin Resources, Inc. * ....................   16,485      919
   Corning, Inc. * .........................   90,253    1,000     Goldman Sachs Group, Inc. .....................   31,300    2,918
   JDS Uniphase Corp. * ....................   95,191      321     Janus Capgroup, Inc. ..........................   14,819      202
   Lucent Technologies, Inc. # * ...........  282,578      896     Lehman Brothers Holdings, Inc. ................   17,258    1,376
   Motorola, Inc. ..........................  152,589    2,753     Merrill Lynch & Co., Inc. * ...................   61,107    3,038
   Qualcomm, Inc. * ........................  105,002    4,099     Moody's Corp. * ...............................    9,529      698
   Scientific-Atlanta, Inc. * ..............    9,437      245     Morgan Stanley, Dean Witter, Discover &
   Tellabs, Inc. * .........................   28,695      264        Co. ........................................   71,218    3,511
                                                       -------     Principal Financial Group. * ..................   21,100      759
                                                        18,437     Providian Financial Corp. * ...................   17,815      277
                                                                   SLM Corp. * ...................................   28,811    1,285
Computers & Peripherals - 3.5%                                     State Street Corp. ............................   21,517      919
   Apple Computer, Inc. * ..................   25,108      973     T. Rowe Price Group, Inc. * ...................    8,279      422
   Dell, Inc. * ............................  159,983    5,695     Washington Mutual, Inc. * .....................   56,253    2,198
   EMC Corp. * .............................  153,022    1,766     Wells Fargo & Co. * ...........................  109,013    6,500
   Gateway, Inc. * .........................   22,870      113                                                               -------
   Hewlett-Packard Co. # * .................  193,250    3,624                                                                48,402
   International Business Machines Corp. ...  107,527    9,219
   Lexmark International Group, Inc. -                          Diversified Telecommunication Services - 3.0%
      Cl. A * ..............................    8,387      705     Alltel Corp. * ................................   19,255    1,057
   NCR Corp. * .............................    6,440      319     AT&T Corp. * ..................................   51,385      736
   Network Appliance, Inc. * ...............   22,373      515     BellSouth Corp. ...............................  116,626    3,163
   NVIDIA Corp. * ..........................   11,803      171     CenturyTel, Inc. ..............................    8,105      278
   Sun Microsystems, Inc. * ................  212,926      860     Citizens Communications Co. * .................   22,715      304
                                                       -------     Qwest Communications International, Inc. ......  117,484      391
                                                        23,960     SBC Communications, Inc. * ....................  213,995    5,553
                                                                   Sprint Corp. * ................................   93,020    1,873
Construction & Engineering - 0.1%                                  Verizon Communications * ......................  178,880    7,044
   American Standard Cos., Inc. * ..........   14,100      549                                                               -------
   Fluor Corp. * ...........................    5,615      250                                                                20,399
                                                       -------  Electric Utilities - 2.4%
                                                           799     AES Corp. * ...................................   38,692      387

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares    Value                   Name of Issuer                   Shares   Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Electric Utilities - Continued                                     Energy Equipment & Services - Continued
   Allegheny Energy, Inc. * ...................    6,781  $   108     Halliburton Co. * ..........................   28,124   $  948
   Ameren Corp. * .............................   12,200      563     Nabors Industries, Ltd. * ..................    9,914      469
   American Electric Power Co. * ..............   25,329      810     Noble Corp. * ..............................    8,295      373
   Calpine Corp. ..............................   30,034       87     Rowan Cos., Inc. * .........................    7,437      196
   CenterPoint Energy, Inc. ...................   19,857      206     Schlumberger, Ltd. * .......................   38,334    2,580
   Cinergy Corp. * ............................   10,731      425     Transocean Sedco Forex, Inc. * .............   21,298      762
   CMS Energy Corp. * .........................   12,192      116                                                             ------
   Consolidated Edison, Inc. * ................   14,508      610                                                              6,762
   Constellation Energy Group, Inc. * .........   11,138      444
   Dominion Resources, Inc. ...................   20,531    1,340  Food & Drug Retailing - 1.0%
   DTE Energy Co. * ...........................   10,340      436     Albertson's, Inc. * ........................   23,466      561
   Edison International * .....................   19,538      518     CVS Corp. ..................................   25,372    1,069
   Entergy Corp. * ............................   15,138      917     Safeway, Inc. * ............................   28,835      557
   Exelon Corp. * .............................   43,132    1,582     SuperValu, Inc. * ..........................    8,593      237
   Firstenergy Corp. * ........................   21,681      891     Sysco Corp. * ..............................   41,878    1,253
   FPL Group, Inc. ............................   12,156      830     The Kroger Co. .............................   48,979      760
   PG & E Corp. * .............................   26,663      811     Walgreen Co. * .............................   66,680    2,389
   Pinnacle West Capital Corp. * ..............    5,523      229     Winn-Dixie Stores, Inc. * ..................    8,104       25
   PPL Corp. ..................................   12,612      595                                                             ------
   Progress Energy, Inc. * ....................   16,272      689                                                              6,851
   Public Services Enterprise Group, Inc. * ...   14,302      609
   Southern Co. ...............................   46,520    1,395  Food Products - 1.3%
   Teco Energy, Inc. # * ......................   13,497      183     Archer Daniels Midland Co. * ...............   39,244      666
   TXU Corp. ..................................   18,786      900     Campbell Soup Co. # * ......................   27,194      715
   Xcel Energy, Inc. # ........................   26,349      456     ConAgra, Inc. ..............................   34,781      894
                                                          -------     General Mills, Inc. * ......................   24,729    1,110
                                                           16,137     H.J. Heinz Co. .............................   22,607      814
                                                                      Hershey Foods Corp. * ......................   15,498      724
Electric/Gas - 0.2%                                                   Kellogg Co. * ..............................   26,890    1,147
   Duke Energy Co. # ..........................   59,811    1,369     McCormick & Co., Inc. ......................    9,100      313
                                                                      Sara Lee Corp. * ...........................   51,861    1,186
Electrical Equipment - 0.4%                                           WM Wrigley Jr. Co. .........................   14,729      933
   American Power Conversion ..................   13,984      243                                                             ------
   Cooper Industries, Ltd. - Cl. A * ..........    6,136      362                                                              8,502
   Emerson Electric Co. .......................   27,523    1,703
   Power One, Inc. * ..........................    6,714       44  Gas Utilities - 0.4%
   Rockwell International Corp. * .............   12,266      475     El Paso Corp. # ............................   41,028      377
                                                          -------     KeySpan Corp. * ............................   10,600      416
                                                            2,827     Kinder Morgan, Inc. * ......................    8,166      513
                                                                      Nicor, Inc. ................................    2,666       98
Electronic Equipment & Instruments - 0.5%                             Peoples Energy Corp. * .....................    1,951       81
   Agilent Technologies, Inc. * ...............   30,938      667     Sempra Energy * ............................   14,904      539
   Broadcom Corp. - Cl. A * ...................   20,303      554     Williams Cos., Inc. * ......................   32,248      390
   Jabil Circuit, Inc. * ......................   13,478      310                                                             ------
   Molex, Inc. * ..............................   12,634      377                                                              2,414
   PerkinElmer, Inc. * ........................    8,578      148
   Sanmina Corp. * ............................   34,365      242  Health Care Equipment & Supplies - 2.3%
   Solectron Corp. * ..........................   56,170      278     Applera Corporation - Applied Biosystems
   Symbol Technologies, Inc. * ................   14,629      185        Group ...................................   12,907      244
   Tektronix, Inc. * ..........................    5,036      168     Bausch & Lomb, Inc. * ......................    3,678      245
   Thermo Electron Corp. * ....................   10,264      277     Baxter International, Inc. .................   40,062    1,288
   Waters Corp. * .............................    7,500      331     Becton, Dickinson & Co. * ..................   16,675      862
                                                          -------     Biomet, Inc. * .............................   16,815      788
                                                            3,537     Boston Scientific Corp. * ..................   54,468    2,164
                                                                      C.R. Bard, Inc. * ..........................    6,148      348
Energy Equipment & Services - 1.0%                                    Fisher Scientific International, Inc. ......    7,400      432
   Baker Hughes, Inc. * .......................   21,288      931     Guidant Corp. ..............................   20,546    1,357
   BJ Services Co. * ..........................    9,600      503     Hospira, Inc. ..............................   10,334      316

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                    Name of Issuer                   Shares   Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Health Care Equipment & Supplies - Continued                       Household Durables - Continued
   IMS Health, Inc. * .........................   13,887  $   332     Whirlpool Corp. * ..........................    4,697  $   282
   Medtronic, Inc. * ..........................   78,358    4,067                                                            -------
   Millipore Corp. * ..........................    2,868      137                                                              3,563
   St. Jude Medical, Inc. * ...................   10,950      824
   Stryker Corp. * ............................   26,170    1,258  Household Products - 1.9%
   Zimmer Holdings, Inc. * ....................   16,015    1,266     Clorox Co. * ...............................   14,044      749
                                                          -------     Colgate-Palmolive Co. ......................   34,716    1,568
                                                           15,928     Kimberly-Clark Corp. * .....................   31,574    2,039
                                                                      Procter & Gamble Co. * .....................  163,168    8,831
Health Care Providers & Services - 1.9%                                                                                      -------
   Aetna US Healthcare, Inc. * ................   10,007    1,000                                                             13,187
   Amerisource Bergen Corp. * .................    7,355      395
   Anthem, Inc. * .............................    9,200      803  Industrial Conglomerates - 5.0%
   Cardinal Health, Inc. * ....................   27,079    1,185     3M Co. .....................................   50,646    4,050
   Caremark Rx, Inc. * ........................   28,550      916     General Electric Co. * .....................  678,300   22,777
   CIGNA Corp. * ..............................    8,918      621     Honeywell International, Inc. ..............   55,939    2,006
   Express Scripts, Inc. - Cl. A * ............    5,300      346     Reynolds American, Inc. ....................    9,700      660
   HCA-The Healthcare Corp. * .................   30,532    1,165     Textron, Inc. * ............................    8,305      534
   Health Management Assoc., Inc. - Cl. A * ...   15,856      324     Tyco International, Ltd. * .................  129,947    3,984
   Humana, Inc. * .............................    9,547      191                                                            -------
   Manor Care, Inc. * .........................    6,265      188                                                             34,011
   McKesson HBOC, Inc. ........................   19,047      488
   Quest Diagnostics, Inc. * ..................    6,200      547  Insurance - 4.6%
   Tenet Healthcare Corp. * ...................   30,658      331     Ace, Ltd. ..................................   17,900      717
   UnitedHealth Group, Inc. * .................   42,422    3,128     AFLAC, Inc. * ..............................   33,265    1,304
   Wellpoint Health Networks, Inc. * ..........   10,184    1,070     Allstate Corp. .............................   44,254    2,124
                                                          -------     Ambac Financial Group, Inc. ................    6,854      548
                                                           12,698     American International Group, Inc. * .......  167,226   11,370
                                                                      Aon Corp. * ................................   18,881      543
Hotels Restaurants & Leisure - 1.4%                                   Chubb Corp. * ..............................   12,055      847
   Carnival Corp. .............................   41,250    1,951     Cincinnati Financial Corp. * ...............   10,850      447
   Darden Restaurants, Inc. * .................   10,658      248     Hartford Financial Services Group, Inc. * ..   19,145    1,186
   Harrah's Entertainment, Inc. ...............    7,670      406     Jefferson-Pilot Corp. * ....................    8,296      412
   Hilton Hotels Corp. * ......................   24,936      470     Lincoln National Corp. * ...................   11,673      549
   International Game Technology * ............   23,132      832     Loews Corp. * ..............................   12,287      719
   Marriott International, Inc. - Cl. A * .....   13,855      720     Marsh & McLennan Cos., Inc. * ..............   34,202    1,565
   McDonald's Corp. * .........................   81,981    2,298     MBIA, Inc. * ...............................    8,616      502
   Starbucks Corp. * ..........................   25,953    1,180     Metlife, Inc. * ............................   47,790    1,847
   Starwood Hotels & Resorts Worldwide,                               MGIC Investment Corp. * ....................    6,156      410
      Inc. * ..................................   12,389      575     Progressive Corp. ..........................   14,305    1,212
   Wendy's International, Inc. * ..............    7,165      241     Prudential Financial, Inc. * ...............   33,000    1,552
   Yum Brands, Inc. * .........................   18,728      761     Safeco Corp. # * ...........................    9,186      419
                                                          -------     St. Paul Cos., Inc. ........................   43,594    1,441
                                                            9,682     Torchmark, Inc. * ..........................    7,282      387
                                                                      UnumProvident Corp. # * ....................   19,771      310
Household Durables - 0.5%                                             XL Capital, Ltd. - Cl. A * .................    8,794      651
   Black & Decker Corp. * .....................    4,700      364                                                            -------
   Centex Corp. * .............................    7,772      392                                                             31,062
   Fortune Brands, Inc. * .....................    9,722      720
   KB Home * ..................................    2,764      234  Internet & Catalog Retail - 0.6%
   Leggett & Platt, Inc. * ....................   11,285      317     eBay, Inc. * ...............................   42,500    3,907
   Maytag Corp. * .............................    6,111      112
   Newell Rubbermaid, Inc. ....................   17,604      353  Internet Software & Services - 0.4%
   Pulte Homes, Inc. * ........................    7,772      477     Yahoo, Inc. * ..............................   87,544    2,969
   Snap-On, Inc. * ............................    3,084       85
   Stanley Works * ............................    5,324      227  IT Consulting & Services - 0.3%
                                                                      Affiliated Computer Services, Inc. -
                                                                         Cl. A # * ...............................    8,900      496
                                                                      Computer Sciences Corp. * ..................   11,845      558
                                                                      Electronic Data Systems Corp. * ............   31,681      614

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                           Market                                                             Market
               Name of Issuer                     Shares   Value                  Name of Issuer                    Shares    Value
               --------------                    -------  -------                 --------------                   -------   -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

IT Consulting & Services - Continued                               Metals & Mining - Continued
   SunGard Data Systems, Inc. * ...............   17,300  $   411     Worthington Industries, Inc. * ...........     5,124   $   109
   Unisys Corp. * .............................   21,261      219                                                            -------
                                                          -------                                                              4,843
                                                            2,298
                                                                   Multi-Utilities - 0.1%
Leisure Equipment & Products - 0.2%                                   Dynegy, Inc. - Cl.A * ....................    29,874       149
   Brunswick Corp. * ..........................    6,427      294     NiSource, Inc. # * .......................    16,466       346
   Eastman Kodak Co. # * ......................   17,222      555                                                            -------
   Hasbro, Inc. * .............................   10,976      206                                                                495
   Mattel, Inc. * .............................   25,227      458
                                                          -------  Multiline Retail - 3.3%
                                                            1,513     Big Lots, Inc. * .........................     6,765        83
                                                                      Costco Wholesale Corp. ...................    28,854     1,199
Machinery - 1.4%                                                      Dillard's, Inc. - Cl. A * ................     4,824        95
   Caterpillar, Inc. * ........................   22,299    1,794     Dollar General Corp. .....................    22,027       444
   Cummins Engine Co., Inc. ...................    2,460      182     Family Dollar Stores, Inc. ...............    11,350       308
   Danaher Corp. * ............................   19,214      985     Federated Department Stores, Inc. * ......    11,787       535
   Deere & Co. * ..............................   15,608    1,007     J.C. Penney Co., Inc. * ..................    18,083       638
   Dover Corp. ................................   12,996      505     Kohl's Corp. * ...........................    21,784     1,050
   Eaton Corp. * ..............................    9,032      573     May Department Stores Co. * ..............    18,385       471
   Illinois Tool Works, Inc. * ................   19,242    1,793     Nordstrom, Inc. ..........................     8,795       336
   Ingersoll-Rand Co. - Cl. A * ...............   11,449      778     Sears, Roebuck & Co. * ...................    12,778       509
   ITT Industries, Inc. * .....................    5,528      442     Target Corp. * ...........................    58,008     2,625
   Navistar International Corp., Inc. -                               Wal-Mart Stores, Inc. * ..................   272,398    14,492
      Cl. B * .................................    4,486      167                                                            -------
   Paccar, Inc. * .............................   11,599      802                                                             22,785
   Pall Corp. * ...............................    7,379      181
   Parker-Hannifin Corp. ......................    7,120      419  Office Electronics - 0.1%
                                                          -------     Xerox Corp. * ............................    51,710       728
                                                            9,628
                                                                   Oil & Gas - 6.0%
Media - 3.4%                                                          Amerada Hess Corp. * .....................     5,356       477
   Clear Channel Communications, Inc. .........   38,754    1,208     Anadarko Petroleum Corp. * ...............    16,537     1,097
   Comcast Corp. - Cl. A ......................  143,067    4,040     Apache Corp. .............................    21,390     1,072
   Dow Jones & Co., Inc. # * ..................    5,726      233     Ashland, Inc. ............................     4,501       252
   Gannett Co., Inc. * ........................   17,185    1,439     Burlington Resources, Inc. * .............    26,036     1,062
   Interpublic Group Cos., Inc. * .............   28,046      297     ChevronTexaco Corp. * ....................   136,578     7,326
   Knight-Ridder, Inc. * ......................    5,306      347     Conoco Phillips ..........................    43,648     3,616
   McGraw-Hill Cos., Inc. .....................   12,484      995     Devon Energy Corp. * .....................    14,988     1,064
   Meredith Corp. * ...........................    2,872      148     EOG Resources, Inc. * ....................     7,169       472
   New York Times Co. - Cl. A # * .............    9,832      385     Exxon Mobil Corp. * ......................   417,845    20,195
   Omnicom Group, Inc. ........................   12,469      911     Kerr-McGee Corp. * .......................     8,915       510
   The Walt Disney Co. * ......................  130,440    2,941     Marathon Oil Corp. * .....................    22,749       939
   Time Warner, Inc. * ........................  294,694    4,756     Occidental Petroleum Corp. * .............    24,647     1,379
   Tribune Co. * ..............................   20,099      827     Sunoco, Inc. * ...........................     4,422       327
   Univision Communications, Inc. - Cl. A * ...   20,903      661     Unocal Corp. * ...........................    16,854       725
   Viacom, Inc. - Cl. B * .....................  112,251    3,767     Valero Energy Corp. ......................     8,300       666
                                                          -------                                                            -------
                                                           22,955                                                             41,179
                                                                   Paper & Forest Products - 0.6%
Metals & Mining - 0.7%                                                Boise Cascade Corp. * ....................     6,062       202
   Alcoa, Inc. * ..............................   56,649    1,903     Georgia-Pacific Corp. * ..................    16,755       602
   Allegheny Technologies, Inc. * .............    3,867       70     International Paper Co. * ................    31,769     1,284
   Freeport-McMoran Copper & Gold, Inc. -                             Louisiana-Pacific Corp. * ................     7,452       193
      Cl. B ...................................   10,609      430     MeadWestvaco Corp. * .....................    11,933       381
   Newmont Mining Corp. .......................   28,985    1,320     Plum Creek Timber Co., Inc. * ............    11,400       399
   Nucor Corp. # ..............................    4,913      449     Weyerhaeuser Co. .........................    14,935       993
   Phelps Dodge Corp. * .......................    6,110      562                                                            -------
                                                                                                                               4,054

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                          Market                                                              Market
               Name of Issuer                   Shares    Value                   Name of Issuer                    Shares    Value
               --------------                  -------   -------                  --------------                   -------   -------
                                                         (000's)                                                             (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Personal Products - 0.6%                                           Semiconductor Equipment & Products - Continued
   Alberto-Culver Co. - Cl. B * ............     6,273   $   273      Teradyne, Inc. * .........................    11,754   $   157
   Avon Products, Inc. .....................    30,890     1,349      Texas Instruments, Inc. * ................   112,725     2,399
   Gillette Co. ............................    65,234     2,723      Xilinx, Inc. * ...........................    22,084       596
                                                         -------                                                             -------
                                                           4,345                                                              18,611

Pharmaceuticals - 7.3%                                             Software - 4.4%
   Abbott Laboratories * ...................   100,842     4,272      Adobe Systems, Inc. ......................    15,148       749
   Allergan, Inc. * ........................     8,391       609      Autodesk, Inc. * .........................     7,856       382
   Bristol-Myers Squibb Co. * ..............   123,526     2,924      BMC Software, Inc. * .....................    16,054       254
   Eli Lilly & Co. * .......................    73,135     4,392      Citrix Systems, Inc. .....................    10,669       187
   Forest Laboratories, Inc. * .............    24,212     1,089      Computer Associates International, Inc. ..    38,463     1,012
   Johnson & Johnson .......................   191,461    10,785      Compuware Corp. * ........................    27,435       141
   King Pharmaceuticals, Inc. * ............    16,622       198      Electronic Arts, Inc. * ..................    19,100       878
   Medco Health Solutions, Inc. * ..........    17,605       544      Intuit, Inc. * ...........................    11,403       518
   Merck & Co., Inc. * .....................   142,235     4,694      Mercury Interactive Corp. * ..............     6,104       213
   Mylan Laboratories, Inc. ................    17,100       308      Microsoft Corp. * ........................   698,369    19,310
   Pfizer, Inc. * ..........................   484,885    14,837      Novell, Inc. * ...........................    23,124       146
   Schering-Plough Corp. * .................    96,028     1,830      Oracle Corp. * ...........................   330,964     3,733
   Watson Pharmaceuticals, Inc. * ..........     6,654       196      Parametric Technology Corp. ..............    20,384       108
   Wyeth * .................................    84,812     3,172      Peoplesoft, Inc. * .......................    21,628       429
                                                         -------      Siebel Systems, Inc. * ...................    33,059       249
                                                          49,850      Symantec Corp. * .........................    20,500     1,125
                                                                      Veritas Software Corp. * .................    28,063       500
Real Estate Investment Trust - 0.4%                                                                                          -------
   Apartment Investment & Management Co. ...     6,200       216                                                              29,934
   Equity Office Properties Trust * ........    25,990       708
   Equity Residential Properties Trust * ...    18,386       570   Specialty Retail - 2.3%
   Prologis Trust ..........................    11,300       398      AutoNation, Inc. * .......................    17,500       299
   Simon Property Group, Inc. ..............    12,900       692      AutoZone, Inc. * .........................     4,963       383
                                                         -------      Bed Bath & Beyond, Inc. * ................    19,020       706
                                                           2,584      Best Buy Co., Inc. * .....................    21,307     1,156
                                                                      Circuit City Stores, Inc. ................    11,603       178
Road & Rail - 0.5%                                                    Gap, Inc. ................................    56,625     1,059
   Burlington Northern Santa Fe Corp. * ....    24,470       937      Home Depot, Inc. * .......................   140,744     5,517
   CSX Corp. * .............................    12,810       425      Limited, Inc. * ..........................    28,334       631
   Norfolk Southern Corp. * ................    25,459       757      Lowe's Cos., Inc. * ......................    49,819     2,708
   Union Pacific Corp. .....................    16,561       971      Office Depot, Inc. * .....................    18,348       276
                                                         -------      RadioShack Corp. * .......................    10,370       297
                                                           3,090      Sherwin-Williams Co. * ...................     8,928       392
                                                                      Staples, Inc. * ..........................    32,761       977
Semiconductor Equipment & Products - 2.7%                             Tiffany & Co. * ..........................     9,212       283
   Advanced Micro Devices, Inc. ............    23,600       307      TJX Cos., Inc. * .........................    32,716       721
   Altera Corp. * ..........................    22,362       438      Toys "R" Us, Inc. * ......................    13,687       243
   Analog Devices, Inc. * ..................    24,723       959                                                             -------
   Applied Materials, Inc. * ...............   109,954     1,813                                                              15,826
   Applied Micro Circuits Corp. * ..........    19,737        62
   Intel Corp. .............................   411,540     8,255   Textiles & Apparel - 0.4%
   KLA-Tencor Corp. * ......................    12,570       521      Coach, Inc. * ............................    12,300       522
   Linear Technology Corp. * ...............    20,446       741      Jones Apparel Group, Inc. ................     7,400       265
   LSI Logic Corp. * .......................    24,026       104      Liz Claiborne, Inc. * ....................     6,652       251
   Maxim Integrated Products, Inc. * .......    20,077       849      Nike, Inc. - Cl. B .......................    17,294     1,362
   Micron Technology, Inc. .................    40,167       483      Reebok International, Ltd. * .............     3,485       128
   National Semiconductor Corp. * ..........    24,104       373      V.F. Corp. * .............................     7,263       359
   Novellus Systems, Inc. * ................    10,207       271                                                             -------
   PMC-Sierra, Inc. * ......................    12,439       110                                                               2,887
   QLogic Corp. * ..........................     5,834       173

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                         Market
                      Name of Issuer                          Shares     Value
                      --------------                         --------   --------
                                                                         (000's)
COMMON STOCK - Continued

Tobacco - 1.0%
   Altria Group, Inc. ....................................    132,399   $  6,228
   UST, Inc. * ...........................................     10,337        416
                                                                        --------
                                                                           6,644

Trading Companies & Distributors - 0.1%
   Genuine Parts Co. * ...................................     10,400        399
   W.W. Grainger, Inc. * .................................      6,238        360
                                                                        --------
                                                                             759

U.S. Government Agencies - 1.0%
   Federal Home Loan Mortgage Corp. ......................     44,707      2,917
   Federal National Mortgage Assoc. * ....................     62,655      3,972
                                                                        --------
                                                                           6,889

Wireless Telecommunications Services - 0.6%
   AT&T Wireless Group * .................................    177,349      2,621
   Nextel Communications, Inc. - Cl. A * .................     72,413      1,727
                                                                        --------
                                                                           4,348
                                                                        --------
                                       TOTAL COMMON STOCK-
                                           (Cost $715,298)       98.0%   668,415

                                                                Par
                                                               Value
                                                             --------
                                                              (000's)
SHORT-TERM INVESTMENTS
   Investment in joint trading account - 1.7%
   1.826% due 10/01/04 ...................................   $ 11,346     11,346
   U.S. Treasury Bills - 0.2%
   1.633% due 12/09/04 ...................................      1,395      1,391
                                                                        --------
                             TOTAL SHORT-TERM INVESTMENTS-
                                            (Cost $12,737)        1.9%    12,737
                                                             --------   --------
                                        TOTAL INVESTMENTS-
                                           (Cost $728,035)       99.9%   681,152
                      Cash and Receivables, less payables-        0.1%       502
                                                             --------   --------
                                               NET ASSETS-      100.0%  $681,654
                                                             ========   ========

*    Non-income producing security.
#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Equity Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit with Fleet Bank. This agreement enables the Fund to participate in an unsecured line of credit, which permits borrowing up to $10 million. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the period ended September 30, 2004, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, open financial futures contracts for the Fund were as follows:

                           Open                                    Unrealized
                        Contracts   Position   Expiration Month   Depreciation
                        ---------   --------   ----------------   ------------
S&P 500 Index Futures      75         Long        December 04         $(219)

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $87,156           $79,256

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Depreciation
----------   ------------   ------------   --------------
 $747,395       $47,147      $(112,113)       $(64,966)

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INDUSTRIES FUND

                                                          Market                                                              Market
                Name of Issuer                   Shares   Value                       Name of Issuer                 Shares   Value
                --------------                   ------  -------                      --------------                -------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK                                                      COMMON STOCK - Continued

Banks - 35.0%
   Bank of America Corp. * ....................  81,306  $ 3,523  Insurance - Continued
   Bank of New York Co., Inc. .................  58,000    1,692     Arch Capital Group, Ltd. * ..................   29,200  $ 1,137
   Banknorth Group, Inc. * ....................   9,000      315     Axis Capital Holdings, Ltd. * ...............   20,085      522
   City National Corp. ........................  14,000      909     Berkshire Hathaway, Inc. - Cl. B * ..........      800    2,297
   Fifth Third Bancorp * ......................  42,842    2,109     Conseco, Inc. ...............................   27,200      480
   First Horizon National Corp. ...............   6,500      282     Direct General Corp. * ......................    8,500      246
   Golden West Financial Corp. * ..............   6,600      732     Genworth Financial, Inc. - Cl. A * ..........   18,483      431
   JP Morgan Chase & Co. ......................  67,860    2,696     Hartford Financial Services Group, Inc. * ...   10,000      619
   M & T Bank Corp. * .........................  14,400    1,378     Marsh & McLennan Cos., Inc. * ...............   40,000    1,830
   Mellon Financial Corp. * ...................  46,500    1,288     Metlife, Inc. * .............................   11,000      425
   National City Corp. * ......................  15,000      579     PartnerRe, Ltd. .............................   22,000    1,203
   PNC Bank Corp. * ...........................  18,344      992     Prudential Financial, Inc. * ................    4,000      188
   SouthTrust Corp. * .........................  18,500      771     Radian Group, Inc. ..........................   14,750      682
   Suntrust Banks, Inc. * .....................   6,500      458     Renaissancere Holdings, Ltd. ................   15,500      800
   US Bancorp * ...............................  38,000    1,098     Scottish Annuity & Life .....................   22,500      476
   Wachovia Corp. * ...........................  20,442      960     Torchmark, Inc. * ...........................   12,900      686
   Wintrust Financial Corp. ...................   3,250      186     Transatlantic Holdings, Inc. ................    7,750      421
   Zions Bancorp * ............................  11,500      702                                                             -------
                                                         -------                                                              15,464
                                                          20,670
                                                                  U.S. Government Agencies - 4.4%
Commercial Services & Supplies - 0.8%                                Federal Home Loan Mortgage Corp. ............   22,000    1,435
   Fiserv, Inc. * .............................   8,800      307     Federal National Mortgage Assoc. * ..........   18,500    1,173
   Marlin Business Services Corp. * ...........   8,100      152                                                             -------
                                                         -------                                                               2,608
                                                             459                                                             -------
                                                                                               TOTAL COMMON STOCK-
Credit Card - 2.1%                                                                                  (Cost $54,278)     98.7%  58,356
   MBNA Corp. * ...............................  48,475    1,222
                                                                                                                      Par
Diversified Financials - 30.3%                                                                                       Value
   American Express Co. * .....................  37,000    1,904                                                    -------
   Ameritrade Holding Corp. * .................  13,750      165                                                    (000's)
   Assured Guaranty, Ltd. * ...................  22,330      372
   Bear Stearns Cos., Inc. * ..................   7,400      712  SHORT-TERM INVESTMENTS - 0.8%
   Citigroup, Inc. * ..........................  63,000    2,780
   Countrywide Credit Industries, Inc. * ......  27,000    1,063     Investment in joint trading account
   Doral Financial Corp. ......................   9,000      373     1.826% due 10/01/04
   Franklin Resources, Inc. * .................   3,000      167     (Cost $498) .................................   $  498      498
   Goldman Sachs Group, Inc. ..................  18,500    1,725                                                     ------  -------
   Legg Mason, Inc. * .........................   4,500      240                                TOTAL INVESTMENTS-
   Lehman Brothers Holdings, Inc. .............  15,500    1,236                                    (Cost $54,776)     99.5%  58,854
   Merrill Lynch & Co., Inc. * ................  31,800    1,581              Cash and Receivables, less payables-      0.5%   1,049
   Morgan Stanley, Dean Witter, Discover &                                                                           ------  -------
      Co. .....................................   9,100      449                                       NET ASSETS-    100.0% $59,133
   National Financial Partners Corp. * ........   3,060      109                                                     ======  =======
   Nelnet, Inc. - Cl. A * .....................   7,993      179
   State Street Corp. .........................  50,000    2,135  *   Non-income producing security.
   Wells Fargo & Co. * ........................  46,000    2,743
                                                         -------
                                                          17,933

Insurance - 26.1%
   Ace, Ltd. ..................................  13,000      521
   Allstate Corp. .............................  14,500      696
   Ambac Financial Group, Inc. ................   3,000      240
   American International Group, Inc. * .......  23,000    1,564

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Financial Industries Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $58                     1.83%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $16,052           $19,063

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $56,440       $8,483         $(2,003)        $6,480

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                    Name of Issuer                   Shares   Value
                 --------------                   ------  -------                   --------------                   ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Aerospace & Defense - 2.9%                                         Electric Utilities - 0.9%
   Boeing Co. * ................................   4,300   $  222     AES Corp. * .................................  20,100   $  201
   United Defense Industries, Inc. * ...........   4,400      176
   United Technologies Corp. * .................   3,000      280  Energy Equipment & Services - 0.6%
                                                           ------     Grant Prideco, Inc. * .......................   6,400      131
                                                              678
                                                                   Finance - 0.5%
Air Freight & Couriers - 0.7%                                         First Marblehead Corp. # ....................   2,500      116
   Fedex Corp. .................................   2,000      171
                                                                   Health Care Equipment & Supplies - 4.5%
Airlines - 0.8%                                                       Boston Scientific Corp. * ...................   4,800      191
   JetBlue Airways Corp. * # ...................   9,000      188     C.R. Bard, Inc. * ...........................   3,600      204
                                                                      Guidant Corp. ...............................   1,200       79
Automobiles - 0.6%                                                    St. Jude Medical, Inc. * ....................   3,400      256
   Harley-Davidson, Inc. * .....................   2,500      149     Stryker Corp. * .............................   3,500      168
                                                                      Zimmer Holdings, Inc. * .....................   1,900      150
Beverages - 1.8%                                                                                                              ------
   Coca-Cola Co. * .............................   5,500      220                                                              1,048
   PepsiCo, Inc. * .............................   3,800      185
                                                           ------  Health Care Providers & Services - 2.2%
                                                              405     Lincare Holdings, Inc. * ....................   3,300       98
                                                                      UnitedHealth Group, Inc. * ..................   2,700      199
Biotechnology - 2.8%                                                  Wellpoint Health Networks, Inc. * ...........   1,900      200
   Amgen, Inc. * ...............................   5,600      318                                                             ------
   Biogen IDEC, Inc. * .........................   5,400      330                                                                497
                                                           ------
                                                              648  Hotels Restaurants & Leisure - 1.8%
                                                                      McDonald's Corp. * ..........................   2,800       79
Commercial Services & Supplies - 2.1%                                 Starwood Hotels & Resorts Worldwide,
   Apollo Group, Inc. - Cl. A * ................   2,400      176        Inc. * ...................................   3,300      153
   Automatic Data Processing, Inc. .............   5,000      207     Station Casinos, Inc. * .....................   3,800      186
   Laureate Education, Inc. * ..................   2,900      108                                                             ------
                                                           ------                                                                418
                                                              491
                                                                   Household Products - 2.7%
Communications Equipment - 4.3%                                       Procter & Gamble Co. * ......................  11,500      622
   Cisco Systems, Inc. * .......................  23,000      416
   Motorola, Inc. ..............................  11,300      204  Industrial Conglomerates - 5.3%
   Qualcomm, Inc. * ............................   9,600      375     3M Co. ......................................   6,100      488
                                                           ------     General Electric Co. * ......................   7,000      235
                                                              995     Tyco International, Ltd. * ..................  16,400      503
                                                                                                                              ------
Computers & Peripherals - 5.3%                                                                                                 1,226
   Apple Computer, Inc. * ......................   4,600      178
   Dell, Inc. * ................................  15,800      562  Insurance - 4.4%
   International Business Machines Corp. .......   5,500      472     AFLAC, Inc. * ...............................   2,900      114
                                                           ------     American International Group, Inc. * ........   9,400      639
                                                            1,212     Hartford Financial Services Group, Inc. * ...   1,800      111
                                                                      Metlife, Inc. * .............................   3,800      147
Construction & Engineering - 1.3%                                                                                             ------
   American Standard Cos., Inc. * ..............   7,900      307                                                              1,011

Credit Card - 0.8%                                                 Internet & Catalog Retail - 1.2%
   MBNA Corp. * ................................   7,500      189     eBay, Inc. * ................................   3,000      276

Diversified Financials - 6.5%                                      Internet Software & Services - 1.7%
   American Express Co. * ......................   7,800      402     Yahoo, Inc. * ...............................  11,400      387
   Bear Stearns Cos., Inc. * ...................   2,000      192
   BlackRock, Inc. * ...........................   2,000      147  IT Consulting & Services - 0.8%
   Capital One Financial Corp. .................   2,300      170     Affiliated Computer Services,
   Chicago Mercantile Exchange * # .............   1,200      194        Inc. - Cl. A * # .........................   3,200      178
   Citigroup, Inc. * ...........................   2,500      110
   Goldman Sachs Group, Inc. ...................   3,100      289  Machinery - 3.3%
                                                           ------     Danaher Corp. * .............................   4,400      226
                                                            1,504     Illinois Tool Works, Inc. * .................   1,700      158

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                           Market                                                            Market
                Name of Issuer                    Shares   Value                   Name of Issuer                  Shares    Value
                --------------                    ------  -------                  --------------                  ------   -------
                                                          (000's)                                                           (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Machinery - Continued                                              Specialty Retail - Continued
   Oshkosh Truck Corp. .........................   3,600   $  206     TJX Cos., Inc. * ..........................   7,100   $   157
   Pall Corp. * ................................   6,700      164                                                           -------
                                                           ------                                                             1,391
                                                              754
                                                                   Textiles & Apparel - 0.4%
Media - 3.0%                                                          Coach, Inc. * .............................   2,200        93
   Comcast Corp. - Cl. A .......................   2,700       76
   Getty Images, Inc. * ........................   2,900      160  Tobacco - 1.5%
   Lamar Advertising Co. * .....................   3,000      125     Altria Group, Inc. ........................   7,400       348
   Pixar, Inc. * # .............................     600       47
   The Walt Disney Co. * .......................   4,900      111  U.S. Government Agencies - 2.1%
   Time Warner, Inc. * .........................  10,000      162     Federal Home Loan Mortgage Corp. ..........   1,600       104
                                                           ------     Federal National Mortgage Assoc. * ........   5,900       374
                                                              681                                                           -------
                                                                                                                                478
Multiline Retail - 3.4%                                                                                                     -------
   Nordstrom, Inc. .............................   5,000      191                             TOTAL COMMON STOCK-
   Target Corp. * ..............................   5,600      253                                  (Cost $22,703)    98.4%   22,721
   Wal-Mart Stores, Inc. * .....................   6,500      346
                                                           ------                                                    Par
                                                              790                                                   Value
                                                                                                                   -------
Oil & Gas - 1.2%                                                                                                   (000's)
   EOG Resources, Inc. * .......................   2,300      151  INVESTMENT COMPANIES HELD
   Murphy Oil Corp. ............................   1,600      139  AS COLLATERAL ON LOANED
                                                           ------  SECURITIES - 4.3%
                                                              290     State Street Navigator Securities
                                                                         Lending Portfolio ......................  $  999       999
Personal Products - 1.0%
   Avon Products, Inc. .........................   5,400      236  SHORT-TERM INVESTMENTS - 1.6%

Pharmaceuticals - 6.8%                                                Investment in joint trading account
   Johnson & Johnson ...........................  14,500      817        1.826% due 10/01/04
   Pfizer, Inc. * ..............................  25,000      765        (Cost $370)  ...........................     370       370
                                                           ------                                                  ------   -------
                                                            1,582                              TOTAL INVESTMENTS-
                                                                                                   (Cost $24,072)   104.3%   24,090
Semiconductor Equipment & Products - 6.5%                                    Payables, less cash and receivables-    (4.3)%  (1,006)
   Analog Devices, Inc. * ......................   4,600      178                                                  ------   -------
   Applied Materials, Inc. * ...................   7,600      125                                     NET ASSETS-   100.0%  $23,084
   Applied Micro Circuits Corp. * ..............  39,700      124                                                  ======   =======
   Cree, Inc. * # ..............................   4,600      141
   Intel Corp. .................................  37,000      742  *    Non-income producing security.
   QLogic Corp. * ..............................   6,200      184  #    At September 30, 2004 all or portion of this security was
                                                           ------       out on loan.
                                                            1,494

Software - 6.7%
   Microsoft Corp. * ...........................  41,000    1,134
   Oracle Corp. * ..............................  27,800      313
   Take Two Interactive Software * .............   2,700       89
                                                           ------
                                                            1,536

Specialty Retail - 6.0%
   Advanced Auto Parts * .......................   2,500       86
   CDW Corp. ...................................   1,400       81
   Chicos Fas, Inc. * ..........................   4,600      157
   Home Depot, Inc. * ..........................  13,100      514
   KMart Holding Corp. # .......................   1,900      166
   PetsMart, Inc. * ............................   3,300       94
   Sherwin-Williams Co. * ......................   3,100      136

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Fundamental Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $67                      1.91%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
           $979                      $999

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $19,377           $21,082

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $24,929       $1,193          $(17)          $1,176

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                         Market                                                               Market
                Name of Issuer                  Shares   Value                   Name of Issuer                      Shares   Value
                --------------                 -------  -------                  --------------                     -------  -------
                                                        (000's)                                                              (000's)
COMMON STOCK                                                     COMMON STOCK - Continued

Aerospace & Defense - 2.5%                                       Computers & Peripherals - Continued
   Boeing Co. * .............................    3,800  $   196     Maxtor Corp. * # .............................   65,900  $   343
   General Dynamics Corp. * .................   13,100    1,338                                                              -------
   Raytheon Co. * ...........................   19,100      725                                                                2,049
   United Technologies Corp. * ..............   13,600    1,270
                                                        -------  Diversified Financials - 11.0%
                                                          3,529     Capital One Financial Corp. ..................   10,000      739
                                                                    Citigroup, Inc. * ............................  139,366    6,149
Air Freight & Couriers - 0.6%                                       Countrywide Credit Industries, Inc. * ........   30,498    1,202
   Fedex Corp. ..............................   10,000      857     Eaton Vance Corp. * ..........................   18,200      735
                                                                    Franklin Resources, Inc. * ...................   22,600    1,260
Airlines - 0.2%                                                     Goldman Sachs Group, Inc. ....................   19,200    1,790
   Continental Airlines, Inc. - Cl. B * # ...   32,800      279     Merrill Lynch & Co., Inc. * ..................   45,800    2,277
                                                                    State Street Corp. ...........................   25,400    1,085
Auto Components - 1.9%                                                                                                       -------
   Dana Corp. ...............................   17,400      308                                                               15,237
   Johnson Controls, Inc. ...................   10,400      591
   Lear Corp. * .............................   28,000    1,525  Diversified Telecommunication Services - 4.4%
   TRW Automotive Holdings Corp. * # ........   14,400      271     AT&T Corp. * .................................   53,700      769
                                                        -------     Citizens Communications Co. * ................  117,800    1,577
                                                          2,695     Deutsche Telekom AG - ADR # ..................   35,000      653
                                                                    Qwest Communications International, Inc. .....  246,700      822
Banks - 12.7%                                                       Verizon Communications * .....................   58,200    2,292
   Bank of America Corp. * ..................  145,300    6,296                                                              -------
   City National Corp. ......................    8,400      545                                                                6,113
   Comerica, Inc. ...........................   17,000    1,009
   Commerce Bancshares, Inc. ................    6,259      301  Electric Utilities - 5.7%
   Golden West Financial Corp. * ............   21,000    2,330     Cinergy Corp. * ..............................   21,500      851
   Hibernia Corp. - Cl. A ...................   79,100    2,089     Dominion Resources, Inc. # ...................    4,700      307
   Regions Financial Corp. ..................   19,021      629     Entergy Corp. * ..............................   14,200      861
   UBS AG # .................................   21,800    1,533     Exelon Corp. * ...............................   68,024    2,496
   UnionBanCal Corp. ........................   46,200    2,735     PG & E Corp. * ...............................   32,800      997
   Zions Bancorp * ..........................    3,500      214     TXU Corp. ....................................   51,000    2,444
                                                        -------                                                              -------
                                                         17,681                                                                7,956

Beverages - 0.8%                                                 Energy Equipment & Services - 1.8%
   Constellation Brands, Inc. - Cl. A * .....   28,200    1,073     Halliburton Co. * ............................   72,700    2,449
                                                                 Gas Utilities - 1.1%
Chemicals - 2.9%                                                    UGI Corp. ....................................   39,300    1,464
   Dow Chemical Co. * .......................   29,000    1,310
   E.I. du Pont de Nemours & Co. * ..........   32,700    1,400  Health Care Providers & Services - 1.1%
   Rohm & Haas Co. ..........................   29,900    1,285     Anthem, Inc. * ...............................    7,300      637
                                                        -------     McKesson HBOC, Inc. ..........................   32,500      834
                                                          3,995                                                              -------
                                                                                                                               1,471
Commercial Services & Supplies - 1.4%                            Hotels Restaurants & Leisure - 1.1%
   Cendant Corp. * ..........................   44,700      965     McDonald's Corp. * ...........................   55,100    1,544
   Checkfree Corp. * ........................    9,600      266
   First Data Corp. * .......................   10,500      457  Household Durables - 0.4%
   The Bisys Group, Inc. * ..................   14,800      216     Lennar Corp. .................................   13,100      624
                                                        -------
                                                          1,904  Household Products - 0.2%
                                                                    Colgate-Palmolive Co. ........................    4,600      208
Communications Equipment - 1.3%
   Corning, Inc. * ..........................   85,200      944  Industrial Conglomerates - 5.3%
   Motorola, Inc. ...........................   50,900      918     General Electric Co. * .......................  113,200    3,801
                                                        -------     Tyco International, Ltd. * ...................  114,600    3,514
                                                          1,862                                                              -------
                                                                                                                               7,315
Computers & Peripherals - 1.5%
   International Business Machines Corp. ....   19,900    1,706  Insurance - 4.6%
                                                                    American International Group, Inc. * .........   15,250    1,037

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                         Market                                                              Market
               Name of Issuer                   Shares   Value                 Name of Issuer                       Shares   Value
               --------------                  -------  -------                --------------                       ------  --------
                                                        (000's)                                                              (000's)

COMMON STOCK - Continued                                         COMMON STOCK - Continued

Insurance - Continued                                            Pharmaceuticals - 3.2%
   MBIA, Inc. * .............................   49,650  $ 2,890     Abbott Laboratories * ........................  27,800  $  1,178
   Prudential Financial, Inc. * .............   24,900    1,171     King Pharmaceuticals, Inc. * .................  41,300       493
   St. Paul Cos., Inc. ......................   38,900    1,286     Medco Health Solutions, Inc. * ...............  16,600       513
                                                        -------     Schering-Plough Corp. * ......................  89,500     1,706
                                                          6,384     Watson Pharmaceuticals, Inc. * ...............  18,000       530
                                                                                                                            --------
Internet Software & Services - 0.8%                                                                                            4,420
   IAC / InterActive Corp. * # ..............   26,700      588
   VeriSign, Inc. * .........................   27,600      549  Real Estate Investment Trust - 2.5%
                                                        -------     General Growth Properties ....................  55,800     1,730
                                                          1,137     Kimco Realty Corp. ...........................  34,850     1,788
                                                                                                                            --------
Machinery - 1.4%                                                                                                               3,518
   Graco, Inc. * ............................   33,700    1,129
   ITT Industries, Inc. * ...................   11,000      880  Road & Rail - 0.6%
                                                        -------     Canadian National Railway Co. ................  16,950       822
                                                          2,009
                                                                 Semiconductor Equipment & Products - 1.1%
Media - 4.7%                                                        Fairchild Semiconductor Corp. - Cl. A * ....... 52,400       742
   Comcast Corp. - Cl. A ....................    7,100      200     National Semiconductor Corp. * ...............  47,100       730
   Comcast Corp. - Cl. A ....................   40,300    1,125                                                             --------
   E.W. Scripps Co. - Cl. A # ...............    8,300      397                                                                1,472
   Gannett Co., Inc. * ......................   11,200      938
   Liberty Media Corp. - Ser. A * ...........  131,200    1,144  Software - 1.0%
   Sirius Satellite Radio, Inc. * # .........  139,863      448     Microsoft Corp. * ............................  48,900     1,352
   Time Warner, Inc. * ......................  140,500    2,268
   XM Satellite Radio Holdings, Inc. -                           Specialty Retail - 1.6%
      Cl. A # ...............................    1,100       34     Abercrombie & Fitch Co. ......................   9,800       309
                                                        -------     Foot Locker, Inc. * ..........................  13,000       308
                                                          6,554     Michaels Stores, Inc. * ......................  27,200     1,610
                                                                                                                            --------
Metals & Mining - 0.9%                                                                                                         2,227
   Alcoa, Inc. * ............................   38,200    1,283
                                                                 Tobacco - 1.8%
Multiline Retail - 0.6%                                             Altria Group, Inc. ...........................  53,000     2,493
   Costco Wholesale Corp. ...................   21,600      898
                                                                 U.S. Government Agencies - 1.9%
Office Electronics - 0.4%                                           Federal Home Loan Mortgage Corp. .............  41,500     2,707
   Xerox Corp. * # ..........................   40,100      565
                                                                 Wireless Telecommunications Services - 0.9%
Oil & Gas - 9.7%                                                    Nextel Communications, Inc. - Cl. A * ........  54,400     1,297
   BP Amoco plc - ADR .......................   15,800      909                                                             --------
   ChevronTexaco Corp. * ....................   45,000    2,414                                TOTAL COMMON STOCK-
   Conoco Phillips ..........................   19,885    1,647                                    (Cost $122,760)    98.8%  137,425
   Exxon Mobil Corp. * ......................   56,500    2,730
   Occidental Petroleum Corp. * .............   38,600    2,159                                                      Par
   Premcor, Inc. * ..........................   28,700    1,105                                                     Value
   Valero Energy Corp. ......................   32,100    2,575                                                    -------
                                                        -------                                                    (000's)
                                                         13,539  INVESTMENT COMPANIES HELD
                                                                 AS COLLATERAL ON LOANED
Paper & Forest Products - 1.5%                                   SECURITIES - 4.8%
   Bowater, Inc. # ..........................   31,800    1,214     State Street Navigator Securities
   Weyerhaeuser Co. .........................   12,200      811       Lending Portfolio .........................   $6,656    6,656
                                                        -------
                                                          2,025

Personal Products - 1.7%
   Alberto-Culver Co. - Cl. B * .............   12,900      561
   Gillette Co. .............................   44,500    1,857
                                                        -------
                                                          2,418

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                               Par      Market
                Name of Issuer                                Value     Value
                --------------                               -------   --------
                                                             (000's)    (000's)
SHORT-TERM INVESTMENTS

Investment in joint trading account - 0.9%
   1.826% due 10/01/04 ...................................    $1,335   $  1,335
U.S. Treasury Bills - 01.%
   1.57% due 12/02/04 ....................................        35         35
   1.695% due 12/23/04 ...................................        40         39
                                                                       --------
      TOTAL SHORT-TERM
         INVESTMENTS
         (COST $1,409) -                                         1.0%     1,409
                                                              ------   --------
      TOTAL INVESTMENTS-
         (Cost $130,825)                                       104.6%   145,490
      Payables, less cash and receivables-                      (4.6)%   (6,403)
                                                              ------   --------
         NET ASSETS-                                           100.0%  $139,087
                                                              ======   ========

*    Non-income producing security.
     ADR-American Depository Receipt.
#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Fundamental Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash-balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For period ended September 30, 2004, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $6,494                    $6,656

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, open financial futures contracts for the Fund were as follows:

                              Open                                  Unrealized
                            Contracts  Position  Expiration Month  Depreciation
                            ---------  --------  ----------------  ------------
S&P Mini 500 Index Futures      21       Long       December 04        $(7)
                                                                       ---
                                                                       $(7)
                                                                       ===

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $65,637           $65,943

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $121,238       $21,179       $(1,616)         $19,563

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE B FUND

                                                         Market                                                              Market
              Name of Issuer                     Shares  Value                  Name of Issuer                       Shares   Value
              --------------                     ------  -------                --------------                       ------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK                                                      COMMON STOCK - Continued

Aerospace & Defense - 2.6%                                        Computers & Peripherals - Continued
   Boeing Co. * ...............................   1,500   $   77     Maxtor Corp. * ...............................  25,900   $  135
   General Dynamics Corp. * ...................   5,300      541                                                              ------
   Raytheon Co. * .............................   7,800      296                                                                 821
   United Technologies Corp. * ................   5,500      514
                                                          ------  Diversified Financials - 11.0%
                                                           1,428     Capital One Financial Corp. ..................   3,900      288
                                                                     Citigroup, Inc. * ............................  56,200    2,480
Air Freight & Couriers - 0.6%                                        Countrywide Credit Industries, Inc. * ........  12,400      488
   Fedex Corp. ................................   4,000      343     Eaton Vance Corp. * ..........................   7,500      303
                                                                     Franklin Resources, Inc. * ...................   9,100      507
Airlines - 0.2%                                                      Goldman Sachs Group, Inc. ....................   7,800      727
   Continental Airlines, Inc. - Cl. B * .......  12,900      110     Merrill Lynch & Co., Inc. * ..................  18,700      930
                                                                     State Street Corp. ...........................  10,300      440
Auto Components - 1.9%                                                                                                        ------
   Dana Corp. .................................   7,100      126                                                               6,163
   Johnson Controls, Inc. .....................   4,100      233
   Lear Corp. * ...............................  11,400      621  Diversified Telecommunication Services - 4.3%
   TRW Automotive Holdings Corp. * ............   5,800      109     AT&T Corp. * .................................  21,100      302
                                                          ------     Citizens Communications Co. * ................  47,500      636
                                                           1,089     Deutsche Telekom AG - ADR ....................  14,200      265
                                                                     Qwest Communications International, Inc. .....  85,800      286
Banks - 12.8%                                                        Verizon Communications * .....................  23,500      925
   Bank of America Corp. * ....................  59,272    2,568                                                              ------
   City National Corp. ........................   3,300      214                                                               2,414
   Comerica, Inc. .............................   6,900      410
   Commerce Bancshares, Inc. ..................   2,500      120  Electric Utilities - 5.7%
   Golden West Financial Corp. * ..............   8,500      943     Cinergy Corp. * ..............................   8,500      337
   Hibernia Corp. - Cl. A .....................  32,200      851     Dominion Resources, Inc. .....................   1,800      118
   Regions Financial Corp. ....................   7,662      253     Entergy Corp. * ..............................   5,600      339
   UBS AG .....................................   8,700      612     Exelon Corp. * ...............................  27,500    1,009
   UnionBanCal Corp. ..........................  18,800    1,113     PG & E Corp. * ...............................  13,300      404
   Zions Bancorp * ............................   1,500       92     TXU Corp. ....................................  20,600      987
                                                          ------                                                              ------
                                                           7,176                                                               3,194

Beverages - 0.8%                                                  Energy Equipment & Services - 1.8%
   Constellation Brands, Inc. - Cl. A * .......  11,500      438     Halliburton Co. * ............................  29,300      987

Chemicals - 2.9%                                                  Gas Utilities - 1.1%
   Dow Chemical Co. * .........................  11,800      533     UGI Corp. ....................................  15,900      592
   E.I. du Pont de Nemours & Co. * ............  13,200      565
   Rohm & Haas Co. ............................  12,200      524  Health Care Providers & Services - 1.0%
                                                          ------     Anthem, Inc. * ...............................   2,800      244
                                                           1,622     McKesson HBOC, Inc. ..........................  13,100      336
                                                                                                                              ------
Commercial Services & Supplies - 1.4%                                                                                            580
   Cendant Corp. * ............................  18,100      391
   Checkfree Corp. * ..........................   3,700      103  Hotels Restaurants & Leisure - 1.1%
   First Data Corp. * .........................   4,300      187     McDonald's Corp. * ...........................  22,300      625
   The Bisys Group, Inc. * ....................   5,900       86
                                                          ------  Household Durables - 0.4%
                                                             767     Lennar Corp. .................................   5,100      243

Communications Equipment - 1.3%                                   Household Products - 0.1%
   Corning, Inc. * ............................  34,600      383     Colgate-Palmolive Co. ........................   1,800       81
   Motorola, Inc. .............................  20,600      372
                                                          ------  Industrial Conglomerates - 5.3%
                                                             755     General Electric Co. * .......................  45,700    1,535
                                                                     Tyco International, Ltd. * ...................  46,300    1,419
Computers & Peripherals - 1.5%                                                                                                ------
   International Business Machines Corp. ......   8,000      686                                                               2,954

                                                                  Insurance - 4.8%
                                                                     Ambac Financial Group, Inc. ..................   8,300      664

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE B FUND

                                                          Market                                                             Market
                 Name of Issuer                   Shares   Value                    Name of Issuer                   Shares   Value
                 --------------                   ------  -------                   --------------                   ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Insurance - Continued                                              Pharmaceuticals - 3.2%
   American International Group, Inc. * ........   6,215   $  423     Abbott Laboratories * .......................  11,400  $   483
   MBIA, Inc. * ................................   9,900      576     King Pharmaceuticals, Inc. * ................  16,300      194
   Prudential Financial, Inc. * ................  10,300      484     Medco Health Solutions, Inc. * ..............   6,500      201
   St. Paul Cos., Inc. .........................  15,700      519     Schering-Plough Corp. * .....................  36,300      692
                                                           ------     Watson Pharmaceuticals, Inc. * ..............   7,200      212
                                                            2,666                                                            -------
                                                                                                                               1,782
Internet Software & Services - 0.8%
   IAC / InterActive Corp. * ...................  10,500      231  Real Estate Investment Trust - 2.5%
   VeriSign, Inc. * ............................  10,700      213     General Growth Properties ...................  22,600      701
                                                           ------     Kimco Realty Corp. ..........................  14,100      723
                                                              444                                                            -------
                                                                                                                               1,424
Machinery - 1.5%
   Graco, Inc. * ...............................  13,600      456  Road & Rail - 0.6%
   ITT Industries, Inc. * ......................   4,500      360     Canadian National Railway Co. ...............   6,700      325
                                                           ------
                                                              816  Semiconductor Equipment & Products - 1.0%
                                                                      Fairchild Semiconductor Corp. - Cl. A * .....  20,900      296
Media - 4.7%                                                          National Semiconductor Corp. *  .............  18,800      291
   Comcast Corp. - Cl. A .......................   2,863       81                                                            -------
   Comcast Corp. - Cl. A .......................  16,400      458                                                                587
   E.W. Scripps Co. - Cl. A ....................   3,300      157
   Gannett Co., Inc. * .........................   4,500      377  Software - 1.0%
   Liberty Media Corp. - Ser. A * ..............  53,200      464     Microsoft Corp. * ...........................  19,700      545
   Sirius Satellite Radio, Inc. * ..............  56,300      180
   Time Warner, Inc. * .........................  56,800      917  Specialty Retail - 1.6%
   XM Satellite Radio Holdings, Inc. - Cl. A ...     400       12     Abercrombie & Fitch Co. .....................   4,000      126
                                                           ------     Foot Locker, Inc. * .........................   5,200      123
                                                            2,646     Michaels Stores, Inc. * .....................  11,000      651
                                                                                                                             -------
Metals & Mining - 0.9%                                                                                                           900
   Alcoa, Inc. * ...............................  15,500      521
                                                                   Tobacco - 1.8%
Multiline Retail - 0.6%                                               Altria Group, Inc. ..........................  21,400    1,007
   Costco Wholesale Corp. ......................   8,700      362
                                                                   U.S. Government Agencies - 2.0%
Office Electronics - 0.4%                                             Federal Home Loan Mortgage Corp. ............  16,800    1,096
   Xerox Corp. * ...............................  16,100      227
                                                                   Wireless Telecommunications Services - 0.9%
Oil & Gas - 9.8%                                                      Nextel Communications, Inc. - Cl. A * .......  21,900      522
   BP Amoco plc - ADR ..........................   6,200      357                                                            -------
   ChevronTexaco Corp. * .......................  18,170      975                               TOTAL COMMON STOCK-
   Conoco Phillips .............................   8,100      671                                    (Cost $52,983)    99.1%  55,505
   Exxon Mobil Corp. * .........................  22,800    1,102
   Occidental Petroleum Corp. * ................  15,600      872
   Premcor, Inc. * .............................  11,600      446
   Valero Energy Corp. .........................  13,000    1,043
                                                           ------
                                                            5,466

Paper & Forest Products - 1.5%
   Bowater, Inc. ...............................  12,900      492
   Weyerhaeuser Co. ............................   4,900      326
                                                           ------
                                                              818

Personal Products - 1.7%
   Alberto-Culver Co. - Cl. B * ................   5,100      222
   Gillette Co. ................................  17,900      747
                                                           ------
                                                              969

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE B FUND

                                                                 Par     Market
                      Name of Issuer                            Value     Value
                      --------------                            ------   -------
                                                                (000's)  (000's)
SHORT-TERM INVESTMENTS

   Investment in joint trading account - 0.6%
   1.826% due 10/01/04 ......................................   $  354   $   354
   U.S Treasury Bills - 0.1%
   1.49% due 11/18/04 .......................................       50        50
                                                                         -------
                               TOTAL SHORT-TERM INVESTMENTS -
                                                  (Cost $404)      0.7%      404
                                                                ------   -------
                                           TOTAL INVESTMENTS-
                                               (Cost $53,387)     99.8%   55,909
                         Cash and Receivables, less payables-      0.2%      100
                                                                ------   -------
                                                  NET ASSETS-    100.0%  $56,009
                                                                ======   =======

* Non-income producing security.
ADR-American Depository Receipt.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Fundamental Value B (formerly John Hancock Large Cap Value CORE Fund), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and
John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $147                     1.71%              $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, open financial futures contracts for the Fund were as follows:

                       Open                                     Unrealized
                     Contracts   Position   Expiration Month   Depreciation
                     ---------   --------   ----------------   ------------
S&P Mini 500 Index
   Futures               6         Long        December 04         $(2)
                                                                   ---
                                                                   $(2)
                                                                   ===

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $66,672          $65,920

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $47,104        $6,662         $(802)          $5,860

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                  Par     Market                                                      Par     Market
                Name of Issuer                   Value    Value                   Name of Issuer                     Value    Value
                --------------                  -------  -------                  --------------                   --------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS                                             PUBLICLY-TRADED BONDS - Continued

Australia - 0.2%                                                  Italy - 0.2%
   Government of Australia (FG)                                      Edison (J3)
      5.75% due 06/15/11 .....................  $   250  $   185        1.0% due 07/20/07 .......................  $    125  $   171

Canada - 0.9%                                                     Japan - 12.7%
   Government of Canada (FG)                                         Government of Japan (FG)
      5.5% due 06/01/10 ......................      650      547        0.5% due 06/20/13 .......................   160,000    1,356
      7.25% due 06/01/07 .....................      250      217        1.8% due 03/22/10 .......................   300,000    2,881
   Government of Canada - Bonds (FG)                                 Government of Japan - Bonds (FG)
      7.0% due 12/01/06 ......................      125      106        0.9% due 12/22/08 .......................   685,000    6,328
   Province of British Columbia - Debs. (FG)                            1.1% due 03/21/11 .......................   320,000    2,939
      6.35% due 06/18/31 .....................      125      111                                                             -------
                                                         -------                                                              13,504
                                                             981
                                                                  Luxembourg - 1.9%
Denmark - 2.8%                                                       KFW International Finance, Inc. (FB)
   NY Kredit (FB)                                                       1.75% due 03/23/10                          215,000    2,045
      5.0% due 10/01/35 ......................    6,585    1,081
   RealKredit Danmark - Notes (JP)                                Netherlands - 2.6%
      5.0% due 10/01/35 ......................   11,679    1,919     Government of Netherlands (FG)
                                                         -------        5.5% due 01/15/28 .......................     1,990    2,778
                                                           3,000
                                                                  New Zealand - 0.3%
Finland - 2.7%                                                       Government of New Zealand - Bonds (FG)
   Republic of Finland - Bonds (FB)                                     8.0% due 11/15/06 .......................       500      349
      5.75% due 02/23/11 .....................    2,030    2,829
                                                                  Spain - 3.3%
France - 11.8%                                                       Kingdom of Spain (FG)
   Government of France (FG)                                            6.15% due 01/31/13 ......................     2,420    3,488
      5.0% due 10/25/11 ......................    2,830    3,800
   Government of France - Bonds (FG)                              Supra National - 15.6%
      5.25% due 04/25/08 .....................    6,580    8,770     Allied Irish Banks plc (JP)
                                                         -------        7.5% due 12/29/49 .......................       370      542
                                                          12,570     Arena Brands Co. (JG)
                                                                        6.1% due 11/15/62 .......................       500      693
Germany - 16.8%                                                      Bank of America (JP)
   Bayer Hypo Vereins - Bonds (JP)                                      3.625% due 03/03/08 .....................       250      314
      6.0% due 02/14/14 ......................      400      550        4.75% due 05/06/19 ......................       400      507
   Federal Republic of Germany (FG)                                  Bank of Ireland (JP)
      4.5% due 07/04/09 ......................    3,480    4,554        6.45% due 02/10/10 ......................     1,000    1,401
      5.0% due 02/17/06 ......................      835    1,072     BNP Paribas (JP)
      5.25% due 01/04/11 .....................    5,625    7,638        5.25% due 01/23/14 ......................       125      165
      6.25% due 01/04/30 .....................    2,250    3,453     Daimler Chrysler International Finance Co.
   Federal Republic of Germany - Bonds (FG)                             (FB)
      5.25% due 01/04/08 .....................      125      166        6.125% due 03/21/06 .....................       850    1,104
      6.5% due 10/14/05 ......................      125      162     Deutsche Telekom International Finance
   Kredit Fuer Wiederaufbau (JP)                                        (FB)
      5.0% due 07/04/11 ......................      250      335        7.5% due 05/29/07 .......................       125      172
                                                         -------     Deutsche Telekom International Finance BV
                                                          17,930        (FB)
                                                                        8.125% due 05/29/12 .....................       350      542
Greece - 0.4%                                                        E On International Finance (FB)
   Hellenic Republic - Bonds (FG)                                       5.75% due 05/29/09 ......................       590      802
      8.8% due 06/19/07 ......................      293      421     Edison Spa (J3)
                                                                        5.125% due 12/10/10 .....................       830    1,089
Ireland - 0.4%                                                       Essent NV (EU)
   Wal-Mart Stores (JD)                                                 4.5% due 06/25/13 .......................       770      963
      5.25% due 09/28/35 .....................      250      446

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                  Par     Market                                                      Par     Market
               Name of Issuer                    Value    Value                    Name of Issuer                    Value    Value
               --------------                  --------  -------                   --------------                   -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Supra National - Continued                                        United Kingdom - Continued
   European Investment Bank - Notes (JP)                                6.125% due 08/23/11 ......................   $  250   $  346
      3.0% due 09/20/06 .....................  $ 60,000  $   574     Royal Bank of Scotland (JP)
   Federal National Mortgage Assoc. - Bonds                             4.875% due 03/26/09 ......................      125      163
      (FD)                                                           Standard Chartered Bank (JP)
      2.125% due 10/09/07 ...................   100,000      956        5.375% due 05/06/09 ......................      500      665
   Ford Credit Canada, Ltd. (AL)                                     Sumitomo Mitsui Banking (JP)
      4.875% due 05/17/07 ...................       430      550        4.375% due 10/27/14 ......................      250      312
   France Telecom (J1)                                               U.K. Treasury (FG)
      8.25% due 03/14/08 ....................       250      347        4.25% due 06/07/32 .......................      320      545
      9.0% due 03/14/11 .....................       405      820        7.25% due 12/07/07 .......................      660    1,282
   GIE Psa Tresorerie - Bonds (BV)                                   U.K. Treasury - Bonds (FG)
      5.875% due 09/27/11 ...................       250      343        6.0% due 12/07/28 ........................       50      108
   HSBC Capital Funding (FB)                                            8.5% due 12/07/05 ........................      150      284
      8.03% due 12/29/49 ....................       350      540                                                              ------
   International Bank of Reconstruction &                                                                                      7,842
      Development - Notes (JP)
      2.0% due 02/18/08 .....................    80,000      765  United States - 13.8%
   International-American Development Bank -                         Bank Americorp - Sr. Notes (JP)
      Bonds (JP)                                                        4.875% due 09/15/12 ......................      400      408
      1.9% due 07/08/09 .....................   100,000      961     Clear Channel Communications, Inc. (JA)
   Kingdom of Spain - Notes (FG)                                        7.65% due 09/15/10 .......................      125      143
      3.1% due 09/20/06 .....................   120,000    1,149     Dominion Resources, Inc. - Sr. Notes Ser. B
   PLD International Finance LLC (FB)                                   (EU)
      4.375% due 04/13/11 ...................       350      436        4.125% due 02/15/08 ......................      250      253
   RWE Finance BV (FB)                                               Federal National Mortgage Assoc. - Notes #
      6.125% due 10/26/12 ...................       125      176        (FD)
   Sogerim SA (J1)                                                      6.0% due 05/15/08 ........................      900      979
      7.25% due 04/20/11 ....................       125      180     General Motors Acceptance Corp. - Notes
   Veolia Environment (J6)                                              (AL)
      4.875% due 05/28/13 ...................       440      563        6.875% due 09/15/11 ......................    1,025    1,075
                                                         -------     Kellogg Co. - Notes Ser. B (JH)
                                                          16,654        6.6% due 04/01/11 ........................      500      563
                                                                     Merrill Lynch Mortgage Investments, Inc. -
Sweden - 4.1%                                                           Ser. 2004 A1 Cl. 2A1 (OC)
   Kingdom of Sweden (FG)                                               4.67% due 02/25/34 .......................      316      313
      5.25% due 03/15/11 ....................    11,000    1,614     Metlife, Inc. - Debs. (JR)
   Spintab - Bonds (JP)                                                 3.911% due 05/15/05 ......................      190      192
      6.0% due 04/20/09 .....................     5,000      743     News America, Inc. - Sr. Notes (JA)
   Swedish Government (FG)                                              6.75% due 01/09/38 .......................      125      139
      5.0% due 01/28/09 .....................    14,200    2,052     NiSource Finance Corp. - Sr. Notes (FB)
                                                         -------        6.15% due 03/01/13 .......................       80       87
                                                           4,409     Pulte Homes, Inc. - Sr. Notes (BJ)
                                                                        6.25% due 02/15/13 .......................      100      107
United Kingdom - 7.4%                                                   8.125% due 03/01/11 ......................       25       29
   Anglian Water plc (BO)                                            Schering Plough Corp. - Sr. Notes (JO)
      5.375% due 07/02/09 ...................       400      533        5.3% due 12/01/13 ........................      125      129
   British Telecom Plc (J1)                                          SLM Corp. (JQ)
      7.125% due 02/15/11 ...................       780    1,122        5.0% due 04/15/15 ........................      375      371
   Cadbury Schweppes (JH)                                            Sprint Capital Corp. - Notes (J1)
      4.25% due 06/30/09 ....................       675      852        8.375% due 03/15/12 ......................      100      121
   Imperial Tobacco Finance plc (FB)                                 Telstra, Ltd. - Notes (J1)
      6.375% due 09/27/06 ...................       410      542        6.375% due 04/01/12 ......................      125      138
   Koninklijke KPN NV - Notes (JY)                                   U.S. Treasury - Notes (TN)
      4.75% due 11/05/08 ....................       430      558        1.125% due 06/30/05 # ....................    1,125    1,117
   National Grid Group Finance (FB)
      5.25% due 08/23/06 ....................       410      530

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FUND
                                                                  SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                                                                                Market       % of
                                                 Par     Market                                    Industry      Value    Long-Term
                Name of Issuer                  Value     Value               Industry           Abbreviation   (000s)   Investments
                --------------                 -------  --------              --------           ------------  --------  -----------
                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued                                 Foreign Governmental ........       FG       $ 58,355      56.0%
                                                                  Finance .....................       FB         11,234      10.8%
United States - Continued                                         Banks .......................       JP         10,324       9.9%
      3.25% due 08/15/07 ....................  $2,100   $  2,123  U.S. Treasury Notes .........       TN          5,965       5.7%
      5.75% due 08/15/10 # ..................     250        279  U.S. Treasury Bonds .........       TB          3,251       3.1%
      6.5% due 02/15/10 # ...................     500        574  Diversified Telecommunication
   U.S. Treasury - Bonds (TB)                                        Services .................       J1          2,727       2.6%
      5.25% due 02/15/29 # ..................     250        260  U.S. Government Agencies ....       FD          1,934       1.8%
      6.375% due 08/15/27 # .................   1,250      1,493  Auto Loan ...................       AL          1,625       1.6%
      6.875% due 05/15/06 ...................   1,750      1,873  Food Products ...............       JH          1,415       1.4%
      8.875% due 08/15/17 # .................   1,050      1,498  Electric Utilities ..........       J3          1,261       1.2%
   Univision Communications, Inc. - Sr. Notes                     Electric/Gas ................       EU          1,217       1.2%
      (JA)                                                        Diversified Financials ......       JQ            753       0.7%
      7.85% due 07/15/11 ....................     100        118  Beverages ...................       JG            693       0.7%
   Washington Mutual, Inc. (JQ)                                   Water Utilities .............       J6            563       0.5%
      5.625% due 01/15/07 ...................     125        131  Electronic Equipment &
   Wells Fargo & Co. - Notes (JQ)                                    Instruments ..............       JY            558       0.5%
      3.5% due 04/04/08 .....................     250        251  Commercial Services &
                                                        --------     Supplies .................       BO            533       0.5%
                                                          14,764  Multiline Retail ............       JD            446       0.4%
                                                        --------  Media .......................       JA            399       0.4%
                 TOTAL PUBLICLY-TRADED BONDS-                     Automobiles .................       BV            343       0.3%
                               (Cost $93,022)    97.9%   104,366  Whole Loan CMOs .............       OC            313       0.3%
                                                                  Insurance ...................       JR            192       0.2%
INVESTMENT COMPANIES HELD                                         Construction & Engineering ..       BJ            136       0.1%
AS COLLATERAL ON LOANED                                           Pharmaceuticals .............       JO            129       0.1%
SECURITIES - 8.5%                                                                                              --------     -----
   State Street Navigator Securities Lending                                                                   $104,366     100.0%
      Portfolio .............................   9,069      9,069                                               ========     =====

SHORT-TERM INVESTMENTS - 0.7%
   Investment in joint trading account
   1.826% due 10/01/04
   (Cost $732) ..............................     732        732
                                               ------   --------
                           TOTAL INVESTMENTS-
                              (Cost $102,823)   107.1%   114,167
         Payables, less cash and receivables-    (7.1)%   (7,527)
                                               ------   --------
                                  NET ASSETS-   100.0%  $106,640
                                               ======   ========

#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Global Bond Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $209                    1.79%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $8,857                    $9,069

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of September 30, 2004, the Fund had open forward currency contracts, which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                Unrealized
                       Principal Amount                        Appreciation/
Currency Purchased   Covered by Contract   Expiration Month   (Depreciation)
------------------   -------------------   ----------------   --------------
Euro                          423              October 04          $ 12
Japanese Yen                1,083              October 04             7
Japanese Yen                7,681              October 04           (99)
Japanese Yen                2,610             November 04           (19)

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                          Unrealized
                                 Principal Amount                        Appreciation/
                               Covered by Contract   Expiration Month   (Depreciation)
                               -------------------   ----------------   --------------
Currency Purchased-Continued
Japanese Yen                            919             November 04         $  (9)
Japanese Yen                          3,041             November 04             8
                                                                            -----
                                                                            $(100)
                                                                            =====
Currency Sold
Euro                                  4,053              October 04          (168)
Euro                                  1,227              October 04           (64)
Euro                                  2,400              October 04           (83)
Euro                                  1,882             November 04           (42)
Euro                                  2,874             November 04           (44)
Japanese Yen                            423              October 04             2
Japanese Yen                            585             November 04            (6)
                                                                            -----
                                                                            $(405)
                                                                            =====

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $33,058           $33,034

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $101,162       $14,298         $(42)          $14,256

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                        Market                                                               Market
              Name of Issuer                  Shares     Value                 Name of Issuer                      Shares     Value
              --------------                ---------  --------                --------------                    ---------  --------
                                                        (000's)                                                              (000's)
COMMON STOCK                                                     COMMON STOCK - Continued

Aerospace & Defense - 1.4%                                       Commercial Services & Supplies - 1.2%
   Boeing Co. * ..........................    305,000  $ 15,744     Apollo Group, Inc. - Cl. A * ..............     79,800  $  5,855
   United Technologies Corp. * ...........    142,200    13,279     Automatic Data Processing, Inc. ...........    258,800    10,693
                                                       --------     Choicepoint, Inc. * .......................    102,600     4,376
                                                         29,023     Dun & Bradstreet Corp. # ..................     53,300     3,129
                                                                                                                            --------
Air Freight & Couriers - 1.2%                                                                                                 24,053
   Fedex Corp. ...........................    209,900    17,986
   United Parcel Service, Inc. - Cl. B ...     92,900     7,053  Communications Equipment - 3.0%
                                                       --------     Cisco Systems, Inc. * .....................  1,255,000    22,716
                                                         25,039     Corning, Inc. * ...........................    383,700     4,251
                                                                    Harris Corp. # ............................     24,400     1,341
Airlines - 0.1%                                                     Juniper Networks, Inc. * # ................    297,000     7,009
   Southwest Airlines Co. ................    182,900     2,491     Motorola, Inc. ............................    892,500    16,101
                                                                    Qualcomm, Inc. * ..........................    272,400    10,634
Auto Components - 0.4%                                                                                                      --------
   American Axle & Manufacturing                                                                                              62,052
      Holdings, Inc. * ...................     45,800     1,340
   Borg-Warner Automotive, Inc. ..........     36,800     1,593  Computers & Peripherals - 2.9%
   Magna International, Inc. - Cl. A # ...     77,000     5,704     Apple Computer, Inc. * ....................    217,000     8,409
                                                       --------     Dell, Inc. * ..............................    807,900    28,761
                                                          8,637     International Business Machines Corp. .....    251,200    21,538
                                                                                                                            --------
Automobiles - 1.4%                                                                                                            58,708
   General Motors Corp. * # ..............    439,900    18,687
   Harley-Davidson, Inc. * ...............    156,500     9,302  Construction Materials - 0.1%
                                                       --------     United States Steel Corp. * ...............     69,200     2,603
                                                         27,989
                                                                 Credit Card - 0.7%
Banks - 5.3%                                                        MBNA Corp. * ..............................    549,600    13,850
   Bank of America Corp. * ...............    922,100    39,954
   Comerica, Inc. # ......................    124,700     7,401  Diversified Financials - 9.2%
   Golden West Financial Corp. * .........     18,600     2,064     American Express Co. * ....................    113,000     5,815
   JP Morgan Chase & Co. .................  1,035,936    41,158     Ameritrade Holding Corp. * ................    575,000     6,906
   UnionBanCal Corp. .....................     70,900     4,198     Bear Stearns Cos., Inc. * .................     48,100     4,626
   US Bancorp * ..........................    123,400     3,566     Capital One Financial Corp. ...............    197,300    14,580
   Wachovia Corp. * ......................    198,300     9,310     CIT Group, Inc. * .........................    257,100     9,613
                                                       --------     Citigroup, Inc. * .........................  1,499,600    66,162
                                                        107,651     E*TRADE Group, Inc. * .....................    194,800     2,225
                                                                    Franklin Resources, Inc. * ................     53,000     2,955
Beverages - 1.4%                                                    Goldman Sachs Group, Inc. .................    167,800    15,646
   Anheuser-Busch Cos., Inc. .............    132,500     6,618     Merrill Lynch & Co., Inc. * ...............    132,400     6,583
   Coca-Cola Co. * .......................    452,000    18,103     Morgan Stanley, Dean Witter, Discover
   Constellation Brands, Inc. - Cl. A * ..    115,500     4,396        & Co. ..................................    436,400    21,514
                                                       --------     SLM Corp. * ...............................    125,700     5,606
                                                         29,117     State Street Corp. ........................    242,700    10,366
Biotechnology - 1.7%                                                Wells Fargo & Co. * .......................    263,200    15,695
   Amgen, Inc. * .........................    404,400    22,922                                                             --------
   Biogen IDEC, Inc. * ...................     67,800     4,147                                                              188,292
   Gilead Sciences, Inc. * ...............    230,400     8,612
                                                       --------  Diversified Telecommunication Services - 2.2%
                                                         35,681     BellSouth Corp. ...........................    422,300    11,453
                                                                    SBC Communications, Inc. * ................     62,200     1,614
Building Products - 0.2%                                            Sprint Corp. * ............................    241,900     4,869
   Masco Corp. ...........................     89,300     3,084     Verizon Communications * ..................    671,500    26,444
                                                                                                                            --------
Chemicals - 1.3%                                                                                                              44,380
   Dow Chemical Co. * ....................    355,100    16,044
   Praxair, Inc. * .......................     73,000     3,120  Electric Utilities - 2.4%
   Rohm & Haas Co. .......................    172,400     7,408     Constellation Energy Group, Inc. * ........    288,500    11,494
                                                       --------
                                                         26,572

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                         Market                                                              Market
              Name of Issuer                    Shares   Value                 Name of Issuer                      Shares    Value
              --------------                   -------  -------                --------------                    ---------  --------
                                                        (000's)                                                             (000's)
COMMON STOCK - Continued                                         COMMON STOCK - Continued

Electric Utilities - Continued                                   Household Durables - Continued
   Dominion Resources, Inc. .................   43,500  $ 2,838     Pulte Homes, Inc.. * ......................     45,800  $  2,811
   Edison International * # .................  511,900   13,571                                                             --------
   Entergy Corp. * ..........................   72,300    4,382                                                               21,436
   TXU Corp. ................................  332,700   15,943
                                                        -------  Household Products - 0.6%
                                                         48,228     Kimberly-Clark Corp. * ....................     98,300     6,349
                                                                    Procter & Gamble Co. * ....................    112,400     6,083
Electrical Equipment - 1.0%                                                                                                 --------
   American Power Conversion ................  318,400    5,537                                                               12,432
   Rockwell International Corp. * ...........  369,300   14,292
                                                        -------  Industrial Conglomerates - 6.2%
                                                         19,829     3M Co. ....................................    225,400    18,025
                                                                    General Electric Co. * ....................  2,241,300    75,263
Electronic Equipment & Instruments - 0.1%                           Honeywell International, Inc. .............    235,700     8,452
   ATI Technologies, Inc. * # ...............  121,600    1,864     Reynolds American, Inc. # .................     75,400     5,130
                                                                    Textron, Inc. * ...........................     97,700     6,279
Energy Equipment & Services - 1.2%                                  Tyco International, Ltd. * ................    438,300    13,439
   Baker Hughes, Inc. * .....................  152,300    6,659                                                             --------
   National-Oilwell, Inc. * # ...............  162,000    5,323                                                              126,588
   Schlumberger, Ltd. * .....................   56,900    3,830
   Transocean Sedco Forex, Inc. * # .........  246,800    8,830  Insurance - 6.6%
                                                        -------     AFLAC, Inc. * .............................    215,600     8,454
                                                         24,642     Allstate Corp. ............................    310,500    14,901
                                                                    American International Group, Inc. * ......    549,200    37,340
Food & Drug Retailing - 0.7%                                        Chubb Corp. * .............................     52,100     3,662
   Sysco Corp. * ............................  310,800    9,299     Everest Re Group, Ltd. ....................     53,700     3,992
   Walgreen Co. * ...........................  140,500    5,034     Hartford Financial Services Group,
                                                        -------        Inc. * .................................    424,100    26,264
                                                         14,333     Lincoln National Corp. * ..................    180,200     8,469
                                                                    Old Republic International Corp. ..........     87,300     2,185
Gas Utilities - 0.6%                                                Protective Life Corp. .....................     33,800     1,329
   Sempra Energy * ..........................  317,600   11,494     Prudential Financial, Inc. * ..............    470,600    22,137
                                                                    St. Paul Cos., Inc. .......................    217,219     7,181
Health Care Equipment & Supplies - 1.9%                                                                                     --------
   Becton, Dickinson & Co. * ................  128,000    6,618                                                              135,914
   Biomet, Inc. * # .........................  128,800    6,038
   Boston Scientific Corp. * ................  120,400    4,784  Internet & Catalog Retail - 0.3%
   Medtronic, Inc. * ........................  257,000   13,338     eBay, Inc. * ..............................     76,400     7,024
   St. Jude Medical, Inc. * .................  112,600    8,475
                                                        -------  Internet Software & Services - 0.7%
                                                         39,253     Google, Inc. - Cl. A * # ..................     25,100     3,253
                                                                    IAC / InterActive Corp. * # ...............    272,100     5,992
Health Care Providers & Services - 3.1%                             Yahoo, Inc. * .............................    173,800     5,893
   Amerisource Bergen Corp. * ...............  143,000    7,680                                                             --------
   Anthem, Inc. * # .........................  261,700   22,833                                                               15,138
   Lincare Holdings, Inc. * # ...............  139,000    4,130
   UnitedHealth Group, Inc. * ...............  378,800   27,933  IT Consulting & Services - 1.4%
                                                        -------     Accenture, Ltd. - Cl. A * .................    610,000    16,500
                                                         62,576     Affiliated Computer Services, Inc. -
                                                                       Cl. A * # ..............................     92,700     5,161
Hotels Restaurants & Leisure - 1.0%                                 Computer Sciences Corp. * .................    168,900     7,955
   Carnival Corp. ...........................  118,400    5,599                                                             --------
   Hilton Hotels Corp. * ....................  238,900    4,501                                                               29,616
   International Game Technology * ..........  271,900    9,775
   International Speedway Corp. - Cl. A .....   23,200    1,158  Leisure Equipment & Products - 0.3%
                                                        -------     Brunswick Corp. * .........................    135,300     6,191
                                                         21,033
                                                                 Machinery - 1.2%
Household Durables - 1.0%                                           Danaher Corp. * # .........................    389,200    19,957
   Centex Corp. * ...........................  111,700    5,636     ITT Industries, Inc. * ....................     24,600     1,968
   Fortune Brands, Inc. * ...................  109,200    8,091     Pall Corp. * ..............................     79,700     1,951
   Leggett & Platt, Inc. * ..................  174,300    4,898                                                             --------
                                                                                                                              23,876

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                         Market                                                              Market
               Name of Issuer                  Shares     Value                 Name of Issuer                     Shares     Value
               --------------                ---------  --------                --------------                   ---------  --------
                                                         (000's)                                                             (000's)
COMMON STOCK - Continued                                          COMMON STOCK - Continued

Media - 4.0%                                                      Pharmaceuticals - Continued
   Clear Channel Communications, Inc. .....    161,000  $  5,018     Johnson & Johnson ........................    564,800  $ 31,815
   Comcast Corp. - Cl. A ..................    707,100    19,969     Merck & Co., Inc. * ......................    503,100    16,602
   E.W. Scripps Co. - Cl. A ...............    109,800     5,246     Pfizer, Inc. * ...........................    990,400    30,306
   EchoStar Communications Corp. -                                                                                          --------
      Cl. A * .............................    244,100     7,596                                                             101,066
   Fox Entertainment Group, Inc. -
      Cl. A * .............................    170,800     4,738  Road & Rail - 0.2%
   McGraw-Hill Cos., Inc. .................     72,800     5,802     Norfolk Southern Corp. * .................    155,100     4,613
   The Walt Disney Co. * ..................    687,000    15,492
   Time Warner, Inc. * ....................    631,700    10,196  Semiconductor Equipment & Products - 2.3%
   Tribune Co. * ..........................    134,000     5,514     Analog Devices, Inc. * ...................    242,800     9,416
   Viacom, Inc. - Cl. B * .................     52,300     1,755     Applied Materials, Inc. * ................    190,400     3,140
                                                        --------     Applied Micro Circuits Corp. * # .........    166,000       520
                                                          81,326     Intel Corp. ..............................    905,100    18,156
                                                                     Maxim Integrated Products, Inc. * ........     86,700     3,667
Metals & Mining - 0.6%                                               Novellus Systems, Inc. * .................     31,000       824
   Nucor Corp. # ..........................     93,500     8,543     QLogic Corp. * ...........................     68,400     2,025
   Phelps Dodge Corp. * ...................     50,800     4,675     Texas Instruments, Inc. * ................    134,400     2,860
                                                        --------     Xilinx, Inc. * ...........................    241,300     6,515
                                                          13,218                                                            --------
                                                                                                                              47,123
Multiline Retail - 2.0%
   Federated Department Stores, Inc. * ....    264,500    12,016  Software - 4.1%
   Kohl's Corp. * .........................     38,300     1,846     Intuit, Inc. * ...........................    145,300     6,597
   Nordstrom, Inc. # ......................    281,300    10,757     Mercury Interactive Corp. * ..............    107,900     3,763
   Target Corp. * .........................    125,100     5,661     Microsoft Corp. * ........................  1,897,800    52,474
   Wal-Mart Stores, Inc. * ................    193,800    10,310     Oracle Corp. * ...........................    715,700     8,073
                                                        --------     Red Hat, Inc. * # ........................    289,100     3,538
                                                          40,590     Symantec Corp. * .........................    111,400     6,114
                                                                     Veritas Software Corp. * .................    135,600     2,414
Office Electronics - 0.5%                                                                                                   --------
   Xerox Corp. * ..........................    673,600     9,484                                                              82,973

Oil & Gas - 7.2%                                                  Specialty Retail - 3.2%
   BP Amoco plc - ADR .....................     78,400     4,510     Best Buy Co., Inc. * .....................    184,500    10,007
   Conoco Phillips ........................    339,600    28,136     CDW Corp. # ..............................     68,300     3,964
   Devon Energy Corp. * ...................    167,400    11,887     Circuit City Stores, Inc. ................    132,600     2,034
   EOG Resources, Inc. * ..................    208,800    13,750     Gap, Inc. ................................    266,300     4,980
   Exxon Mobil Corp. * ....................  1,308,500    63,240     Home Depot, Inc. * .......................    879,800    34,488
   Murphy Oil Corp. * .....................    138,100    11,983     Limited, Inc. * ..........................    195,600     4,360
   Pioneer Natural Resources Co. * ........    399,200    13,764     TJX Cos., Inc. * .........................    217,300     4,789
                                                        --------                                                            --------
                                                         147,270                                                              64,622

Paper & Forest Products - 0.4%                                    Textiles & Apparel - 0.7%
   Georgia-Pacific Corp. * ................    118,700     4,267     Coach, Inc. * ............................     85,400     3,623
   Louisiana-Pacific Corp. * # ............    117,700     3,055     Liz Claiborne, Inc. * ....................     75,500     2,848
                                                        --------     Nike, Inc. - Cl. B .......................     90,100     7,100
                                                           7,322                                                            --------
                                                                                                                              13,571
Personal Products - 1.1%
   Avon Products, Inc. ....................    297,000    12,973  Tobacco - 1.4%
   Estee Lauder Cos., Inc. - Cl. A ........    246,400    10,300     Altria Group, Inc. .......................    608,500    28,624
                                                        --------
                                                          23,273  Trading Companies & Distributors - 0.3%
                                                                     W.W. Grainger, Inc. * ....................    114,000     6,572
Pharmaceuticals - 4.9%
   Abbott Laboratories * ..................    267,900    11,348  U.S. Government Agencies - 1.6%
   Bristol-Myers Squibb Co. * .............     37,400       885     Federal Home Loan Mortgage Corp. .........    250,300    16,329
   Eli Lilly & Co. * ......................     47,600     2,859     Federal National Mortgage Assoc. * .......    265,800    16,852
   Forest Laboratories, Inc. * ............    161,200     7,251                                                            --------
                                                                                                                              33,181

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                       Market
                Name of Issuer                            Shares        Value
                --------------                           --------    ----------
                                                                       (000's)

COMMON STOCK - Continued

Wireless Telecommunications Services - 0.6%
   Nextel Communications, Inc. - Cl. A *                  491,000    $   11,706
                                                                     ----------
                                    TOTAL COMMON STOCK-
                                      (Cost $1,899,273)      99.1%    2,027,223

                                                            Par
                                                           Value
                                                         --------
                                                          (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 4.5%
   State Street Navigator Securities
      Lending Portfolio ...............................  $ 92,029        92,029

SHORT-TERM INVESTMENTS - 0.6%

   Investment in joint trading account
      1.826% due 10/01/04
      (Cost $12,181) ..................................    12,181        12,181
                                                         --------    ----------
                                     TOTAL INVESTMENTS-
                                      (Cost $2,003,483)     104.2%    2,131,434
                   Payables, less cash and receivables-      (4.2)%     (86,039)
                                                         --------    ----------
                                            NET ASSETS-     100.0%   $2,045,395
                                                         ========    ==========

*    Non-income producing security.
     ADR-American Depository Receipt.
#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Growth & Income Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $282                    1.95%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $90,685                  $92,029

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$1,078,311        $1,155,242

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$1,971,792     $273,125       $(22,756)       $250,369

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                     Name of Issuer                  Shares   Value
                 --------------                   ------  -------                    --------------                  ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Biotechnology - 17.8%                                              Pharmaceuticals - Continued
   Abgenix, Inc. * .............................   8,200   $   81     Eli Lilly & Co. * ..........................   13,627  $   818
   Amylin Pharmaceuticals, Inc. * ..............   9,200      189     Forest Laboratories, Inc. * ................   12,000      540
   Applera Corp. - Celera Genomics Group * .....  33,200      388     Fujisawa Pharmeceutical Co., Ltd. * ........   22,000      496
   Cephalon, Inc. * ............................   5,800      278     King Pharmaceuticals, Inc. * ...............   32,500      388
   Ciphergen Biosystems, Inc. * ................  13,800       54     Medco Health Solutions, Inc. * .............   23,300      720
   Connetics Corp. * ...........................   4,572      123     Medicinesco ................................   13,100      316
   CV Therapeutics, Inc. * .....................  12,000      150     Novartis AG ................................   21,865    1,020
   Cytokinetics, Inc. * ........................   1,600       21     NPS Pharmaceuticals, Inc. * ................    5,900      128
   Exelixis, Inc. * ............................  22,200      179     Sankyo Co., Ltd. * .........................   13,900      294
   Genzyme Corp. * .............................  20,198    1,099     Sanofi Aventis - ADR .......................   19,358      709
   Gilead Sciences, Inc. * .....................  11,000      411     Schering-Plough Corp. * ....................   84,900    1,618
   Human Genome Sciences, Inc. * ...............  22,700      248     Schwarz Pharma AG * ........................    4,700      177
   ICOS Corp. ..................................   4,400      106     Shionogi & Co., Ltd. * .....................   26,000      373
   Millennium Pharmaceuticals, Inc. * ..........  27,000      370     Takeda Chemical Industries * ...............    4,400      200
   Onyx Pharmaceuticals, Inc. * ................   2,500      107     Watson Pharmaceuticals, Inc. * .............   11,000      324
   OSI Pharmaceuticals, Inc. * .................   2,100      129     Wyeth * ....................................   18,895      707
   Regeneron Pharmaceuticals * .................  10,100       88                                                            -------
   Vertex Pharmaceuticals, Inc. * ..............   7,300       77                                                             12,673
   Zymogenetics, Inc. * ........................   7,000      122                                                            -------
                                                           ------                              TOTAL COMMON STOCK-
                                                            4,220                                   (Cost $21,180)     96.7%  22,989

Chemicals - 0.7%                                                                                                      Par
   Bayer AG * ..................................   6,300      172                                                    Value
                                                                                                                    -------
Health Care Equipment & Supplies - 13.1%                                                                            (000's)
   Baxter International, Inc. ..................  14,980      482
   Beckman Coulter, Inc. .......................   3,400      191  SHORT-TERM INVESTMENTS - 3.3%
   Becton, Dickinson & Co. * ...................   5,200      269     Investment in joint trading account
   Bruker Biosciences Corp. * ..................  21,500       74     1.826% due 10/01/04
   CTI Molecular Imaging, Inc. .................  14,100      114     (Cost $779) ................................   $  779      779
   Edwards Lifesciences Corp. * ................   5,900      198                                                    ------  -------
   Guidant Corp. ...............................   8,613      569                               TOTAL INVESTMENTS-
   Hospira, Inc. ...............................   5,373      164                                   (Cost $21,959)    100.0%  23,768
   Medtronic, Inc. * ...........................  16,300      846             Cash and Receivables, less payables-      0.0%       8
   Olympus Optical Co. * .......................  11,000      212                                                    ------  -------
                                                           ------                                      NET ASSETS-    100.0% $23,776
                                                            3,119                                                    ======  =======

Health Care Providers & Services - 11.8%                           *    Non-income producing security.
   Aetna US Healthcare, Inc. * .................   4,100      410  ADR-American Depository Receipt.
   Cardinal Health, Inc. * .....................  13,822      605
   Gambro - Ser. A * ...........................  19,340      221
   Humana, Inc. * ..............................  13,900      278
   McKesson HBOC, Inc. .........................  27,900      716
   NDC Healthcorp ..............................  31,500      505
   PacifiCare Health Systems, Inc. * ...........   1,900       70
                                                           ------
                                                            2,805

Pharmaceuticals - 53.3%
   Abbott Laboratories * .......................  27,234    1,154
   Ariad Pharmaceuticals, Inc. * ...............   9,600       64
   AstraZeneca Group plc - ADR .................  31,034    1,276
   Atherogenics, Inc. * ........................   8,800      290
   Eisai Co. Ltd. * ............................  17,300      471
   Elan Corp. plc - ADR * ......................  25,200      590

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Health Sciences Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Abbey National NA LLC, 1.77%, due 10/06/04                            $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04                        30,000
American General Finance Corp., 1.76%, due 10/04/04                     29,996
Barton Capital Corp., 1.87%, due 10/01/04                               30,000
General Electric Co., 1.75%, due 10/06/04                               29,993
KFW International Finance, Inc., 1.74 due 10/06/04                      29,993
Mortgage International, 1.76%, due 10/01/04                              6,985
Mortgage International, 1.77%, due 10/05/04                             22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                                 30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04                       24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04                            30,000
Surrey Funding Corp., 1.89%, due 10/01/04                               19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04                        16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04                        13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04                           30,000
                                                                      --------
   Joint Trading Account Totals                                       $372,950
                                                                      ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
             $5                     1.81%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $12,864           $24,033

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $30,629       $4,837         $(208)          $4,629

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                       Par     Market                                                 Par     Market
                    Name of Issuer                    Value    Value                  Name of Issuer                 Value    Value
                    --------------                   -------  -------                 --------------                -------  -------
                                                     (000's)  (000's)                                               (000's)  (000's)
PUBLICLY-TRADED BONDS                                                  PUBLICLY-TRADED BONDS - Continued

Aerospace & Defense - 1.2%                                             Automobiles - Continued
   Alliant Techsystems, Inc. - Sr. Sub. Notes                             United Rentals North America, Inc. -
      8.5% due 05/15/11 ...........................    $ 95    $  104        Sr. Notes
   Argo-Tech Corp. - Sr. Notes 144A (a)                                      6.5% due 02/15/12 ..................     $485    $  467
      9.25% due 06/01/11 ..........................     105       113                                                         ------
   K & F Industries, Inc. - Sr. Notes Ser. B                                                                                     648
      9.625% due 12/15/10 .........................     435       485
   Sequa Corp.                                                         Banks - 0.7%
      9.0% due 08/01/09 ...........................     275       302     Chevy Chase Bank - Sub. Debs.
   Sequa Corp. - Sr. Notes                                                   6.875% due 12/01/13 ................      175       178
      8.875% due 04/01/08 .........................     105       114     Western Financial Bank - Sub. Debs.
                                                               ------        9.625% due 05/15/12 ................      415       469
                                                                1,118                                                         ------
                                                                                                                                 647
Airlines - 0.7%
   American Airlines, Inc. - Certificates                              Beverages - 0.7%
      7.024% due 04/15/11 .........................     130       128     Constellation Brands, Inc. - Sr.
   Continental Airlines - Ser. 1997-4 Cl. 4A                                 Sub. Notes
      6.9% due 01/02/18 ...........................      95        91        8.125% due 01/15/12 ................      430       474
   Continental Airlines, Inc. - Ser. 1999-2 CL A2                         The Great Atlantic & Pacific Tea Co,
      7.056% due 09/15/09 .........................     170       168        Inc. - Sr. Notes
   Delta Air Lines, Inc. - CTF Ser. 2001-1 Cl. A2                            9.125% due 12/15/11 ................      270       211
      7.11% due 03/18/13 ..........................     265       239                                                         ------
   Northwest Airlines - Ser. 2001 Cl. 1A2                                                                                        685
      6.841% due 10/01/12 .........................      80        79
                                                               ------  Biotechnology - 0.1%
                                                                  705     Bio Rad Laboratories, Inc. - Sr.
                                                                             Sub. Notes
Auto Components - 3.1%                                                       7.5% due 08/15/13 ..................       55        59
   Arvinmeritor, Inc. - Notes
      8.75% due 03/01/12 ..........................     420       467  Building Products - 1.2%
   Cummins, Inc. - Sr. Notes                                              American Standard Cos., Inc.
      9.5% due 12/01/10 ...........................      45        52        7.375% due 02/01/08 ................      110       121
   Dana Corp. - Notes                                                        7.625% due 02/15/10 ................      305       348
      9.0% due 08/15/11 ...........................     320       385     Building Materials Corp. America - Sr.
   Dura Operating Corp. - Sr. Notes Ser. B                                   Notes 144A (a)
      8.625% due 04/15/12 .........................     260       258        7.75% due 08/01/14 .................      235       235
   Eagle Picher, Inc. - Sr. Notes                                         Koppers, Inc. Pennsylvania - Sr.
      9.75% due 09/01/13 ..........................      40        41        Sec. Notes
   R.J. Towercorp - Gtd. Sr. Notes                                           9.875% due 10/15/13 ................      200       221
      12.0% due 06/01/13 ..........................     235       186     Texas Industries, Inc. - Sr. Notes
   Tenneco Automotive, Inc. - Sr. Sec. Notes Ser. B                          10.0% due 06/01/11 .................      195       224
      10.25% due 07/15/13 .........................     205       232                                                         ------
   TRW, Inc. - Sr. Notes                                                                                                       1,149
      9.375% due 02/15/13 .........................     376       430
   Visteon Corp.                                                       Chemicals - 5.3%
      8.25% due 08/01/10 ..........................     250       263     Acetex Corp. - Sr. Notes
   Visteon Corp. - Notes                                                     10.875% due 08/01/09 ...............       75        83
      7.0% due 03/10/14 ...........................     660       629     Airgas, Inc. - Sr. Sub. Notes
                                                               ------        9.125% due 10/01/11 ................      335       377
                                                                2,943     Crompton Corp. - Sr. Notes 144A (a)
                                                                             9.875% due 08/01/12 ................      110       116
Automobiles - 0.7%                                                        Equistar Chemical - Sr. Notes
   Navistar International Corp., Inc. - Sr. Notes                            10.125% due 09/01/08 ...............       58        65
      7.5% due 06/15/11 ...........................      70        74     Equistar Chemicals LP - Sr. Notes
   Navistar International Corp., Inc. - Sr. Notes                            10.625% due 05/01/11 ...............      155       177
      Ser. B                                                              Huntsman LLC - Sr. Sec. Notes
      9.375% due 06/01/06 .........................     100       107        11.625% due 10/15/10 ...............      125       144
                                                                          IMC Global, Inc. - Debs.
                                                                             6.875% due 07/15/07 ................      290       307
                                                                          IMC Global, Inc. - Sr. Notes
                                                                             10.875% due 08/01/13 ...............      470       594
                                                                          Lubrizol Corp. - Sr. Notes
                                                                             5.5% due 10/01/14 ..................       80        79

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                Par     Market                                                        Par     Market
               Name of Issuer                  Value    Value                  Name of Issuer                        Value    Value
               --------------                 -------  -------                 --------------                       -------  -------
                                              (000's)  (000's)                                                      (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                               PUBLICLY-TRADED BONDS - Continued

Chemicals - Continued                                           Commercial Services & Supplies - Continued
   Lyondell Chemical Co.                                              10.875% due 06/15/09 .......................    $ 90    $   97
      9.875% due 05/01/07 ..................    $ 54    $   57                                                                ------
   Lyondell Chemical Co. - Notes Ser. A                                                                                        2,899
      9.625% due 05/01/07 ..................     800       868
   Methanex Corp. - Sr. Notes                                   Construction & Engineering - 2.9%
      8.75% due 08/15/12 ...................     260       301     Beazer Homes USA, Inc. - Sr. Notes
   Millenium America, Inc. - Sr. Notes                                8.625% due 05/15/11 ........................     390       429
      9.25% due 06/15/08 ...................     275       302     Horton, Inc. - Sr. Sub. Notes
   NALCO Co. - Sr. Notes                                              9.375% due 03/15/11 ........................     370       413
      7.75% due 11/15/11 ...................     445       472     KB Home - Sr. Sub. Notes
   Nova Chemicals Corp. - Notes                                       8.625% due 12/15/08 ........................     200       226
      7.0% due 05/15/06 ....................     210       221     Meritage Corp. - Sr. Notes
   Nova Chemicals Corp. - Sr. Notes                                   7.0% due 05/01/14 ..........................     180       184
      6.5% due 01/15/12 ....................      80        82        9.75% due 06/01/11 .........................      90       100
   Omnova Solutions, Inc. - Sr. Sec. Notes                         Ryland Group, Inc. - Sr. Sub. Notes
      11.25% due 06/01/10 ..................     245       265        9.125% due 06/15/11 ........................     345       387
   Pioneer Americas LLC                                            Standard Pacific Corp. - Sr. Notes
      4.79% due 12/31/06 ...................      10         9        6.5% due 10/01/08 ..........................     310       323
   Resolution Performance Products - Sr.                              6.875% due 05/15/11 ........................     110       116
      Notes                                                        Toll Brothers, Inc.
      9.5% due 04/15/10 ....................     310       319        8.25% due 02/01/11 .........................     450       493
   Union Carbide Chemicals & Plastics                              Toll Corp. - Sr. Sub. Notes
      7.875% due 04/01/23 ..................      55        54        8.25% due 12/01/11 .........................      65        72
   Union Carbide Corp. - Debs.                                                                                                ------
      6.79% due 06/01/25 ...................     180       182                                                                 2,743
                                                        ------
                                                         5,074  Containers & Packaging - 2.8%
                                                                   AEP Industries, Inc. - Sr. Sub. Notes
Commercial Services & Supplies - 3.0%                                 9.875% due 11/15/07 ........................      45        46
   Advanstar Communications, Inc. - Sr. Sec.                       Anchor Glass Container Corp. - Sr. Notes Ser. B
      Notes                                                           11.0% due 02/15/13 .........................     355       405
      10.75% due 08/15/10 ..................     120       133     Graphic Packaging International, Inc. - Sr.
   Allied Waste North America, Inc. - Sr.                             Notes
      Notes                                                           8.5% due 08/15/11 ..........................     210       235
      8.5% due 12/01/08 ....................     270       292     Owens Brockway Glass Container - Sr. Notes
      8.875% due 04/01/08 ..................     355       385        144A (a)
   Iron Mountain, Inc. - Sr. Sub. Notes                               8.75% due 11/15/12 .........................     490       545
      8.625% due 04/01/13 ..................     130       141     Owens Brockway Glass Container - Sr. Sec.
   Iron Mountain, Inc. Delaware - Sr. Sub.                            Notes
      Notes                                                           7.75% due 05/15/11 .........................     415       443
      8.25% due 07/01/11 ...................     115       120     Pliant Corp. - Sr. Sec. Notes
   Iron Mountain, Inc. Pennsylvania - Sr.                             11.125% due 09/01/09 .......................     190       199
      Sub. Notes                                                   Portola Packaging, Inc. - Sr. Notes
      7.75% due 01/15/15 ...................     145       156        8.25% due 02/01/12 .........................      35        28
   Mail Welli Corp. - Sr. Notes                                    Stone Container Corp. - Sr. Notes
      9.625% due 03/15/12 ..................     440       485        9.25% due 02/01/08 .........................     200       222
   National Waterworks, Inc. - Sr. Sub.                               9.75% due 02/01/11 .........................     525       581
      Notes - Ser. B                                                                                                          ------
      10.5% due 12/01/12 ...................     385       434                                                                 2,704
   Poindexter JB, Inc. - Sr. Notes 144A (a)
      8.75% due 03/15/14 ...................     235       250  Distributors - 0.8%
   SPX Corp. - Sr. Notes                                           ADESA, Inc. - Sr. Sub. Notes
      7.5% due 01/01/13 ....................     245       249        7.625% due 06/15/12 ........................     240       247
   Trinity Industries, Inc. - Sr. Notes                            Owens & Minor
      6.5% due 03/15/14 ....................      45        44        8.5% due 07/15/11 ..........................     445       490
   Vertis, Inc. - Sr. Notes                                                                                                   ------
      9.75% due 04/01/09 ...................     105       113                                                                   737

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                   Par     Market                                                     Par     Market
               Name of Issuer                     Value    Value                     Name of Issuer                  Value    Value
               --------------                    -------  -------                    --------------                 -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Diversified Financials - 0.5%                                      Electric/Gas - 5.4%
   E*Trade Financial Corp. - Sr. Notes 144A (a)                       AES Corp.
      8.0% due 06/15/11 .......................   $  205   $  213        9.375% due 09/15/10 .....................     $ 30   $   34
   Fairfax Financial Holdings, Ltd.                                   Aquila, Inc. - Sr. Notes
      6.875% due 04/15/08 .....................       15       15        9.95% due 02/01/11 ......................      220      242
   Johnson Diversey, Inc. -Sr. Sub. Notes                             Avista Corp. - Sr. Notes
      Ser. B                                                             9.75% due 06/01/08 ......................      275      326
      9.625% due 05/15/12 .....................      215      240     CMS Energy Corp - Sr. Notes
   Von Hoffmann Corp. - Sr. Notes                                        8.5% due 04/15/11 .......................      535      583
      10.25% due 03/15/09 .....................       25       28     DPL, Inc. - Sr. Notes
                                                           ------        6.875% due 09/01/11 .....................      225      238
                                                              496     Edison Mission Energy - Sr. Notes
                                                                         9.875% due 04/15/11 .....................      455      530
Diversified Telecommunication Services - 5.5%                         El Paso Natural Gas Co. - Sr. Notes
   Alaska Communications Systems - Sr. Notes                             7.625% due 08/01/10 .....................      230      248
      9.875% due 08/15/11 .....................      325      315     EL Paso Production Holding Co. - Sr. Notes
   American Cellular Corp. - Sr. Notes Ser. B                            7.75% due 06/01/13 ......................      525      525
      10.0% due 08/01/11 ......................      580      473     Midwest Generation LLC - Sr. Sec. Notes
   AT&T Corp. - Sr. Notes                                                8.75% due 05/01/34 ......................      105      114
      7.8% due 11/15/11 .......................      915    1,024     Nevada Power Co. - Notes Ser. E
   Avaya, Inc. - Sr. Sec. Notes                                          10.875% due 10/15/09 ....................      355      413
      11.125% due 04/01/09 ....................      358      413     Nevada Power Co. - Notes Ser. G
   Fairpoint Communications, Inc. - Sr. Notes                            9.0% due 08/15/13 .......................      345      398
      11.875% due 03/01/10 ....................      180      207     NRG Energy, Inc. - Sr. Sec. Notes 144A (a)
   GCI, Inc. - Sr. Notes                                                 8.0% due 12/15/13 .......................      365      390
      7.25% due 02/15/14 ......................      490      480     Semco Energy, Inc. - Sr. Notes
   Intelsat, Ltd. - Sr. Notes                                            7.125% due 05/15/08 .....................      165      174
      5.25% due 11/01/08 ......................      175      160        7.75% due 05/15/13 ......................       60       64
      7.625% due 04/15/12 .....................       75       68     Southern Natural Gas Co. - Sr. Notes
   MasTec, Inc. - Sr. Sub. Notes                                         8.875% due 03/15/10 .....................      425      478
      7.75% due 02/01/08 ......................      155      140     TNP Enterprises, Inc. - Sr. Sub. Notes
   MCI, Inc. - Notes                                                     10.25% due 04/01/10 .....................      275      298
      6.688% due 05/01/09 .....................      250      241     Western Resources, Inc. - Sr. Notes
   Nortel Networks, Ltd. - Notes                                         9.75% due 05/01/07 ......................      155      176
      6.125% due 02/15/06 .....................      460      469                                                             ------
   Qwest Communications International, Inc. -                                                                                  5,231
      Sr. Notes 144A (a)
      7.25% due 02/15/11 ......................      135      128  Electrical Equipment - 0.7%
   Qwest Corp. - Notes 144A (a)                                       General Cable Corp. - Sr. Notes
      8.875% due 03/15/12 .....................    1,035    1,141        9.5% due 11/15/10 .......................      210      235
                                                           ------     ITT Corp. - Debs.
                                                            5,259        7.375% due 11/15/15 .....................       30       33
                                                                      Wesco Distribution, Inc. - Ser. B
Electric Utilities - 2.2%                                                9.125% due 06/01/08 .....................      380      391
   AES Corp. - 144A (a)                                                                                                       ------
      8.75% due 05/15/13 ......................      565      637                                                                659
   AES Corp. - Sr. Notes
      9.5% due 06/01/09 .......................       20       23  Electronic Equipment & Instruments - 1.6%
   AES Corp. Sr. Sec. Notes 144A (a)                                  Itron, Inc. - Sr. Sub. Notes 144A (a)
      9.0% due 05/15/15 .......................      645      732        7.75% due 05/15/12 ......................       35       35
   Centerpoint Energy Resources Corp. - Sr.                           Sanmina SCI Corp. - Sr. Sec. Notes
      Notes                                                              10.375% due 01/15/10 ....................      560      641
      7.875% due 04/01/13 .....................      390      460     Solectron Corp. - Sr. Notes
   Teco Energy, Inc. - Notes                                             9.625% due 02/15/09 .....................      685      759
      7.0% due 05/01/12 .......................       25       26     Thomas & Betts Corp.
      7.2% due 05/01/11 .......................      270      288        6.39% due 02/10/09 ......................       15       16
                                                           ------
                                                            2,166

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                    Par     Market                                                    Par     Market
               Name of Issuer                      Value    Value                     Name of Issuer                 Value    Value
               --------------                     -------  -------                    --------------                -------  -------
                                                  (000's)  (000's)                                                  (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                   PUBLICLY-TRADED BONDS - Continued

Electronic Equipment & Instruments - Continued                      Food Products - Continued
   Thomas & Betts Corp. - Notes                                        United Agricultural Products, Inc. - Sr.
      7.25% due 06/01/13 .......................     $ 65   $   69        Notes 144A (a)
                                                            ------        8.25% due 12/15/11 .....................     $ 60   $   65
                                                             1,520                                                            ------
                                                                                                                                 731
Finance - 5.5%
   Arch Western Finance LLC - Sr. Notes 144A (a)                    Gas Utilities - 1.2%
      6.75% due 07/01/13 .......................      230      248     Williams Cos, Inc. - Notes
   BCP Caylux Holdings Lux SCA - Sr. Sub. Notes                           7.125% due 09/01/11 ....................      305      334
      144A (a)                                                            8.125% due 03/15/12 ....................      740      851
      9.625% due 06/15/14 ......................      615      664                                                            ------
   Borden US Finance Corp. - Sr. Sec. Notes                                                                                    1,185
      144A (a)
      9.0% due 07/15/14 ........................      155      164  Health Care Equipment & Supplies - 1.3%
   Bowater Canada Finance Corp. - Notes                                Fisher Scientific International, Inc. - Sr.
      7.95% due 11/15/11 .......................      425      456        Sub. Notes
   Crown European Holdings SA - Sr. Sec. Notes                            8.125% due 05/01/12 ....................      578      646
      9.5% due 03/01/11 ........................      410      457     Radiologix, Inc. - Sr. Notes
      10.875% due 03/01/13 .....................      140      163        10.5% due 12/15/08 .....................      370      385
   Hampshire Donnelly Finance Corp. - Sr. Sub.                         Valmont Industries, Inc. - Sr. Sub. Notes
      Notes 144A (a)                                                      144A (a)
      10.875% due 12/15/12 .....................      125      152        6.875% due 05/01/14 ....................       40       41
   Huntsman Advanced Materials LLC - Sr. Sec.                          VWR International - Sr. Notes 144A (a)
      Notes 144A (a)                                                      6.875% due 04/15/12 ....................       55       57
      11.0% due 07/15/10 .......................       60       70     VWR International, Inc. - Sr. Sub. Notes
   Insight Midwest LP Capital, Inc. - Sr. Notes                           144A (a)
      10.5% due 11/01/10 .......................      965    1,059        8.0% due 04/15/14 ......................       90       95
   iStar Financial, Inc. - Sr. Notes                                                                                          ------
      8.75% due 08/15/08 .......................       82       93                                                             1,224
   MDP Acquisitions plc - Sr. Notes
      9.625% due 10/01/12 ......................      370      418  Health Care Providers & Services - 3.4%
   New Asat Finance, Ltd. - Sr. Notes 144A (a)                         Coventry Health Care, Inc. - Sr. Notes
      9.25% due 02/01/11 .......................      325      273        8.125% due 02/15/12 ....................      225      250
   Refco Financial Holdings LLC - Sr. Sub. Notes                       HCA, Inc. - Notes
      144A (a)                                                            6.3% due 10/01/12 ......................      930      967
      9.0% due 08/01/12 ........................      175      184     Iasis Healthcare LLC - Sr. Sub. Notes 144A
   RH Donnelley Finance - Sr. Notes 144A (a)                              (a)
      8.875% due 12/15/10 ......................       60       68        8.75% due 06/15/14 .....................      205      215
   RH Donnelly Finance Corp. - Sr. Sub. Notes                          NCD Healthcorp - Sr. Sub. Notes
      10.875% due 12/15/12 .....................      120      146        10.5% due 12/01/12 .....................      420      453
   RH Donnelly Financial Corp. - Sr. Notes                             Neighborcare, Inc. - Sr. Sub. Notes
      8.875% due 12/15/10 ......................       90      102        6.875% due 11/15/13 ....................      230      238
   Ucar Finance, Inc. - Sr. Notes                                      Omnicare, Inc. - Sr. Sub. Notes Ser. B
      10.25% due 02/15/12 ......................      170      195        8.125% due 03/15/11 ....................      525      571
   UGS Corp.                                                           Triad Hospitals, Inc. - Sr. Notes
      10.0% due 06/01/12 .......................      345      375        7.0% due 05/15/12 ......................      540      568
                                                             -----                                                            ------
                                                             5,287                                                             3,262

Food & Drug Retailing - 0.2%                                        Hotels Restaurants & Leisure - 7.2%
   Winn Dixie Stores, Inc. - Sr. Notes                                 Argosy Gaming Co. - Sr. Sub. Notes
      8.875% due 04/01/08 ......................      240      194        7.0% due 01/15/14 ......................      130      135
                                                                          9.0% due 09/01/11 ......................       40       45
Food Products - 0.8%                                                   AZTAR Corp. - Sr. Sub. Notes
   Dole Food, Inc. - Sr. Notes                                            9.0% due 08/15/11 ......................      645      711
      7.25% due 06/15/10 .......................       10       10     Boyd Gaming Corp. - Sr. Sub. Notes
      8.875% due 03/15/11 ......................      600      656        6.75% due 04/15/14 .....................       60       61
                                                                          7.75% due 12/15/12 .....................      165      177

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                      Par     Market                                                  Par     Market
                  Name of Issuer                     Value    Value               Name of Issuer                     Value    Value
                  --------------                    -------  -------              --------------                    -------  -------
                                                    (000's)  (000's)                                                (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                     PUBLICLY-TRADED BONDS - Continued

Hotels Restaurants & Leisure - Continued                              Leisure Equipment & Products - 0.5%
   Hilton Hotels Corp. - Sr. Notes                                       AMF Bowling Worldwide, Inc. - Sr. Sub.
      7.5% due 12/15/17 ..........................  $   55    $   62        Notes 144A (a)
   Host Marriott LP - Sr. Notes Ser. I                                      10.0% due 03/01/10 ...................   $  225   $  239
      9.5% due 01/15/07 ..........................   1,170     1,293     Bombadier Recreational Products - Sr.
   Host Marriott LP - Sr. Notes Ser. J                                      Sub. Notes 144A (a)
      7.125% due 11/01/13 ........................      95       100        8.375% due 12/15/13 ..................      230      242
   Isle Capri Casinos, Inc. - Sr. Sub. Notes                                                                                  ------
      7.0% due 03/01/14 ..........................     240       241                                                             481
   John Q. Hammons Hotels - Notes Ser. B                              Machinery - 1.2%
      8.875% due 05/15/12 ........................     140       156     Case New Holland, Inc. - Sr. Notes
   Mandalay Resort Group - Sr. Sub. Notes                                   144A (a)
      9.375% due 02/15/10 ........................     380       435        9.25% due 08/01/11 ...................      410      460
   Mandalay Resort Group - Sr. Sub. Notes Ser. B                            9.25% due 08/01/11 ...................      440      494
      10.25% due 08/01/07 ........................     305       346     NMHG Holding Co. - Sr. Notes
   MGM Mirage, Inc.                                                         10.0% due 05/15/09 ...................      165      182
      8.5% due 09/15/10 ..........................     130       148                                                          ------
   MGM Mirage, Inc. - Sr. Sub. Notes                                                                                           1,136
      8.375% due 02/01/11 ........................     700       772
   Park Place Entertainment Corp. - Notes                             Media - 11.2%
      8.5% due 11/15/06 ..........................      25        27     AMC Entertainment, Inc. - Sr.
   Park Place Entertainment Corp. - Sr. Notes                               Notes 144A (a)
      7.0% due 04/15/13 ..........................     410       456        8.625% due 08/15/12 ..................      250      265
   Park Place Entertainment Corp. - Sr. Sub. Notes                       American Media Operations, Inc. -
      8.875% due 09/15/08 ........................     215       245        Sr. Sub. Notes
   Seneca Gaming Corp. - Sr. Notes 144A (a)                                 8.875% due 01/15/11 ..................      285      294
      7.25% due 05/01/12 .........................     230       237     Canwest Media, Inc. - Sr. Sub. Notes
   Speedway Motorsports, Inc. - Sr. Sub. Notes                              10.625% due 05/15/11 .................      280      318
      6.75% due 06/01/13 .........................     100       104     Charter Commercial Holdings II -
   Starwood Hotels & Resorts Worldwide, Inc. -                              Sr. Notes
      Sr. Notes                                                             10.25% due 09/15/10 ..................      230      234
      7.875% due 05/01/12 ........................     620       705     Charter Communication Operating LLC -
   Station Casinos, Inc. - Sr. Sub. Notes                                   Sr. Notes 144A (a)
      6.5% due 02/01/14 ..........................     480       492        8.0% due 04/30/12 ....................      430      428
                                                              ------     Charter Communications Operating LLC -
                                                               6,948        Sr. Notes 144A (a)
                                                                            8.375% due 04/30/14 ..................       40       40
Household Products - 0.1%                                                Citizens Communications Co. - Notes
   Hercules, Inc. - Sr. Notes                                               9.25% due 05/15/11 ...................      860      943
      11.125% due 11/15/07 .......................      50        59     Corus Entertainment, Inc. -
                                                                            Sr. Sub. Notes
Industrial - 0.1%                                                           8.75% due 03/01/12 ...................      510      562
   Jostens IH Corp. - Sr. Sub. Notes 144A (a)                            CSC Holdings, Inc. - Sr. Notes
      7.625% due 10/01/12 ........................      70        70        7.625% due 04/01/11 ..................    1,410    1,481
                                                                         CSC Holdings, Inc. - Sr. Notes 144A (a)
Industrial Conglomerates - 0.7%                                             6.75% due 04/15/12 ...................      185      186
   Invesys plc - Sr. Notes 144A (a)                                      Dex Media East LLC - Sr. Notes
      9.875% due 03/15/11 ........................     500       521        9.875% due 11/15/09 ..................      170      196
   Tyco International Group SA - Notes                                   Dex Media West LLC - Sr. Notes
      6.75% due 02/15/11 .........................     170       191        8.5% due 08/15/10 ....................      200      227
                                                              ------     Direct TV Holdings LLC - Sr. Notes
                                                                 712        8.375% due 03/15/13 ..................      370      422
                                                                         EchoStar DBS Corp. - Notes
Internet Software & Services - 0.4%                                         6.375% due 10/01/11 ..................      685      692
   Unisys Corp. - Sr. Notes                                              EchoStar DBS Corp. - Sr. Notes
      6.875% due 03/15/10 ........................     355       370        9.125% due 01/15/09 ..................      179      199
                                                                         Houghton Mifflin Co. - Sr. Notes
                                                                            8.25% due 02/01/11 ...................      445      465
                                                                         L 3 Communications Corp. - Sr. Sub. Notes
                                                                            6.125% due 07/15/13 ..................      270      273

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                      Par     Market                                                  Par     Market
                Name of Issuer                       Value    Value                   Name of Issuer                 Value    Value
                --------------                      -------  -------                  --------------                -------  -------
                                                    (000's)  (000's)                                                (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                     PUBLICLY-TRADED BONDS - Continued

Media - Continued                                                     Metals & Mining - Continued
   Lamar Media Corp. - Sr. Sub. Notes                                    Peabody Energy Corp. - Sr. Notes
      7.25% due 01/01/13 .........................    $110   $   119        6.875% due 03/15/13 ..................    $360    $  390
   LBI Media, Inc. - Sr. Sub. Notes                                      Russel Metals, Inc. - Sr. Notes
      10.125% due 07/15/12 .......................       5         6        6.375% due 03/01/14 ..................      45        45
   Liberty Group Operating, Inc. - Sr. Sub. Notes                        Steel Dynamics, Inc. - Sr. Notes
      9.375% due 02/01/08 ........................     235       236        9.5% due 03/15/09 ....................      45        50
   Lodgenet Entertainment Corp. - Sr. Sub. Notes                            9.5% due 03/15/09 ....................     155       174
      9.5% due 06/15/13 ..........................      85        93     Timken Co. - Notes
   Mediacom Broadband LLC - Sr. Notes                                       5.75% due 02/15/10 ...................     205       212
      11.0% due 07/15/13 .........................     465       496     United States Steel Corp. - Sr. Notes
   Mediacom LLC - Sr. Notes                                                 10.75% due 08/01/08 ..................     244       287
      9.5% due 01/15/13 ..........................     200       193                                                          ------
   Medianews Group, Inc. - Sr. Sub. Notes                                                                                      2,784
      144A (a)
      6.875% due 10/01/13 ........................     220       226  Multiline Retail - 0.2%
   Quebecor Media, Inc. - Sr. Notes                                      J.C. Penney Co., Inc. - Notes
      11.125% due 07/15/11 .......................     795       918        7.375% due 08/15/08 ..................     195       215
   Rogers Cable, Inc. - Sr. Sec. 2nd Priority
      Notes                                                           Office Electronics - 1.0%
      7.875% due 05/01/12 ........................      35        38     Xerox Corp.
   Rogers Cable, Inc. Sr. Notes                                             7.2% due 04/01/16 ....................     190       195
      6.25% due 06/15/13 .........................     265       259     Xerox Corp. - Sr. Notes
   Shaw Communications, Inc.                                                9.75% due 01/15/09 ...................     645       751
      7.25% due 04/06/11 .........................      15        16                                                          ------
   Shaw Communications, Inc. - Sr. Notes                                                                                         946
      8.25% due 04/11/10 .........................     260       294
   Sinclair Broadcast Group, Inc. - Sr. Sub. Notes                    Oil & Gas - 6.6%
      8.0% due 03/15/12 ..........................      50        52     ANR Pipeline Co. - Sr. Notes
      8.75% due 12/15/11 .........................     165       180        8.875% due 03/15/10 ..................     425       478
   Videotron Ltee - Sr. Notes                                            Chesapeake Energy Corp.
      6.875% due 01/15/14 ........................     245       251        7.5% due 09/15/13 ....................     280       306
   Warner Music Group - Sr. Sub. Notes 144A (a)                          Chesapeake Energy Corp. - Sr. Notes
      7.375% due 04/15/14 ........................     155       160        7.75% due 01/15/15 ...................      35        38
                                                             -------        8.125% due 04/01/11 ..................     545       597
                                                              10,762     Dynegy, Inc. - Sr. Sec. Notes 144A (a)
                                                                            10.125% due 07/15/13 .................     270       309
Metals & Mining - 2.9%                                                   Encore Acquisition Co. - Sr. Sub. Notes
   AK Steel Corp.                                                           6.25% due 04/15/14 ...................      50        50
      7.875% due 02/15/09 ........................     245       243        8.375% due 06/15/12 ..................      70        78
   American Rock Salt Co. LLC - GTD Sr. Sec.                             Evergreen Resources, Inc. - Sr. Sub.
      Notes 144A (a)                                                        Notes
      9.5% due 03/15/14 ..........................      55        57        5.875% due 03/15/12 ..................      55        56
   Compass Minerals Group, Inc. - Sr. Sub. Notes                         EXCO Resources, Inc. - Sr. Notes
      10.0% due 08/15/11 .........................     275       308        7.25% due 01/15/11 ...................     230       243
   Consol Energy, Inc. - Notes                                           Forest Oil Corp. - Sr. Notes
      7.875% due 03/01/12 ........................     200       223        8.0% due 06/15/08 ....................     102       112
   Fastentech, Inc. - Sr. Sub. Notes 144A (a)                               8.0% due 12/15/11 ....................     270       304
      11.5% due 05/01/11 .........................     135       152     Forset Oil Corp. - Sr. Notes 144A (a)
   Ispat Inland ULC - Sr. Sec. Notes                                        8.0% due 12/15/11 ....................      65        73
      9.75% due 04/01/14 .........................     225       248     Giant Industries, Inc. - Sr. Sub. Notes
   Kennametal, Inc. - Sr. Notes                                             8.0% due 05/15/14 ....................      35        36
      7.2% due 06/15/12 ..........................      75        82        11.0% due 05/15/12 ...................     174       199
   Massey Energy Co. - Sr. Notes                                         Key Energy Services, Inc. - Sr. Notes
      6.625% due 11/15/10 ........................     110       114        6.375% due 05/01/13 ..................      50        50
   Massey Energy Corp. - Notes                                           Magnum Hunter Resources, Inc. - Sr. Notes
      6.95% due 03/01/07 .........................     190       199        9.6% due 03/15/12 ....................     325       366
                                                                         Newfield Exploration Co. - Sr. Sub. Notes
                                                                            8.375% due 08/15/12 ..................     215       242

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                       Par     Market                                                 Par     Market
                    Name of Issuer                    Value    Value                     Name of Issuer              Value    Value
                    --------------                   -------  -------                    --------------             -------  -------
                                                     (000's)  (000's)                                               (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                      PUBLICLY-TRADED BONDS - Continued

Oil & Gas - Continued                                                  Personal Products - Continued
   Newfield Exploration Co. - Sr. Sub. Notes                              Playtex Products, Inc. - Sr. Sec. Notes
      144A (a)                                                               8.0% due 03/01/11 ...................    $240    $  255
      6.625% due 09/01/14 .........................    $225    $  234                                                         ------
   Parker Drilling Co. - Notes                                                                                                   505
      9.625% due 10/01/13 .........................     210       233
   Petroleum Geo Services ASA - Sr. Notes                              Pharmaceuticals - 1.4%
      10.0% due 11/05/10 ..........................     420       476     AmeriSource Bergen Corp. - Sr. Notes
   Plains Exploration & Production Co. - Sr. Notes                           7.25% due 11/15/12 ..................     535       579
      144A (a)                                                               8.125% due 09/01/08 .................     140       156
      7.125% due 06/15/14 .........................     105       113     Biovail Corp. - Sr. Sub. Notes
   Plains Exploration & Production Co. - Sr. Sub.                            7.875% due 04/01/10 .................     465       474
      Notes                                                               Valeant Pharmaceuticals International -
      8.75% due 07/01/12 ..........................      45        50        Sr. Notes
   Premcor Refining Group, Inc. - Sr. Notes                                  7.0% due 12/15/11 ...................     135       137
      6.75% due 02/01/11 ..........................     155       165                                                         ------
      9.5% due 02/01/13 ...........................     345       405                                                          1,346
   Pride International, Inc. - Sr. Notes 144A (a)
      7.375% due 07/15/14 .........................     460       504  Real Estate Investment Trust - 1.2%
   Tesoro Petroleum Corp. - Sr. Sec. Notes                                FelCor Lodging, Ltd. - Sr. Notes
      8.0% due 04/15/08 ...........................     125       135        8.5% due 06/01/11 ...................     400       440
   Western Oil Sands, Inc. - Sr. Sec. Notes                               IStar Financial, Inc. - Sr. Notes
      8.375% due 05/01/12 .........................     205       233        4.875% due 01/15/09 .................     335       337
   Whiting Petroleum Corp. - Sr. Sub. Notes                                  6.0% due 12/15/10 ...................      95        98
      7.25% due 05/01/12 ..........................     185       188     La Qunita Properties, Inc. - Sr. Notes
   XTO Energy, Inc. - Sr. Notes                                              144A (a)
      6.25% due 04/15/13 ..........................      20        22        7.0% due 08/15/12 ...................      55        58
                                                               ------     Thomburg Mortgage, Inc. - Sr. Notes
                                                                6,295        8.0% due 05/15/13 ...................     200       208
                                                                                                                              ------
Paper & Forest Products - 4.3%                                                                                                 1,141
   Abitibi-Consolidated, Inc. - Notes
      8.55% due 08/01/10 ..........................     880       958  Real Estate Operations - 0.2%
   Ainsworth Lumber Co., Ltd. - Sr. Notes                                 CB Richard Ellis Services, Inc. -
      144A (a)                                                               Sr. Notes
      7.25% due 10/01/12 ..........................     105       105        9.75% due 05/15/10 ..................     208       237
   Blue Ridge Paper Products, Inc. - Sr. Sec. Notes
      9.5% due 12/15/08 ...........................      85        72  Road & Rail - 0.4%
   Bowater, Inc. - Notes                                                  Kansas City Southern Railway Co.
      6.5% due 06/15/13 ...........................      35        34        9.5% due 10/01/08 ...................     340       371
   Georgia Pacific Corp. - Sr. Notes                                      Kansas City Southern Railway Co. -
      8.875% due 02/01/10 .........................     590       690        Sr. Notes
      9.375% due 02/01/13 .........................     780       919        7.5% due 06/15/09 ...................      25        25
   Jefferson Smurfit Corp. - Sr. Notes                                                                                        ------
      8.25% due 10/01/12 ..........................     115       127                                                            396
   Longview Fibre Co. - Sr. Sub. Notes
      10.0% due 01/15/09 ..........................     245       268  Semiconductor Equipment & Products - 0.7%
   Norske Skog Canada, Ltd. - Sr. Notes                                   Amkor Technology, Inc.
      7.375% due 03/01/14 .........................     425       442        9.25% due 02/15/08 ..................     410       379
   Tembec Industries, Inc. - Sr. Notes                                    Amkor' Technologies, Inc. - Sr. Notes
      8.5% due 02/01/11 ...........................     495       520        7.75% due 05/15/13 ..................     345       280
                                                               ------                                                         ------
                                                                4,135                                                            659

Personal Products - 0.5%                                               Specialty Retail - 1.1%
   Armkel LLC - Sr. Sub. Notes                                            Gap, Inc. - Notes
      9.5% due 08/15/09 ...........................     230       250        10.55% due 12/15/08 .................     185       227
                                                                          Pathmark Stores, Inc. - Sr. Sub. Notes
                                                                             8.75% due 02/01/12 ..................      60        56
                                                                          Petro Stopping Centers - Sr. Sec. Notes
                                                                             9.0% due 02/15/12 ...................      45        48
                                                                          Rite Aid Corp. - Sr. Sec. Notes
                                                                             8.125% due 05/01/10 .................     180       188

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                  Par     Market
                          Name of Issuer                         Value    Value
                          --------------                        -------  -------
                                                                (000's)  (000's)

PUBLICLY-TRADED BONDS - Continued

Specialty Retail - Continued
   Rite Aid Corp. Sr. Notes
      9.5% due 02/15/11 ......................................   $  440  $   482
   Star Gas Partners - Sr. Notes
      10.25% due 02/15/13 ....................................       65       71
   Suburban Propane Partners - Sr. Notes
      6.875% due 12/15/13 ....................................       30       31
                                                                         -------
                                                                           1,103

Tobacco - 0.2%
   Dimon, Inc. - Sr. Notes
      9.625% due 10/15/11 ....................................      160      169
   Standard Commercial Corp. - Sr. Notes 144A (a)
      8.0% due 04/15/12 ......................................       75       76
                                                                         -------
                                                                             245

Wireless Telecommunications Services - 3.0%
   American Tower Corp. - Sr. Notes
      7.5% due 05/01/12 ......................................      240      245
   Nextel Communications, Inc. - Sr. Notes
      6.875% due 10/31/13 ....................................    1,510    1,563
   Rogers Wireless, Inc. - Sr. Sec. Notes
      9.625% due 05/01/11 ....................................      650      728
   Rural Cellular Corp. - Sr. Sec. Notes 144A (a)
      8.25% due 03/15/12 .....................................       95       97
   Triton PCS, Inc. - Sr. Notes
      8.5% due 06/01/13 ......................................      255      232
                                                                         -------
                                                                           2,865
                                                                         -------
                                  TOTAL PUBLICLY-TRADED BONDS-
                                                (Cost $89,666)     96.6%  92,735

SHORT-TERM INVESTMENTS - 1.7%
      Investment in joint trading account
      1.826% due 10/01/04
      (Cost $1,602) ..........................................    1,602    1,602
                                                                 ------  -------
                                            TOTAL INVESTMENTS-
                                                (Cost $91,268)     98.3%  94,337
                          Cash and Receivables, less payables-      1.7%   1,628
                                                                 ------  -------
                                                   NET ASSETS-    100.0% $95,965
                                                                 ======  =======

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, securities aggregated $11,683 or 12.2% of net assets of the Portfolio.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock High Yield Bond (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $376                    1.57%               $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $39,275           $38,873

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $89,864       $5,481         $(113)          $5,368

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                   Name of Issuer                 Shares   Value                      Name of Issuer                 Shares   Value
                   --------------                 ------  -------                     --------------                 ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Argentina - 0.0%                                                   Australia - Continued
   Telecom Argentina Stet-France                                      Newcrest Mining, Ltd. (BF) ..................   8,453  $    93
      Telecom SA - ADR (J1) ....................   2,196   $   24     News Corp., Ltd. # (JA) .....................  35,273      291
                                                                      Onesteel. Ltd. (BF) .........................  14,186       31
Australia - 4.0%                                                      Orica, Ltd. (BC) ............................   7,223       91
   Alumina, Ltd. (BF) ..........................  29,205      119     Origin Energy (BB) ..........................  17,049       75
   Amcor, Ltd. (BE) ............................  22,366      116     Pacific Brands Holding Pty., Ltd. *
   AMP, Ltd. (JR) ..............................  47,637      215        (BY) .....................................  12,597       26
   Ansell, Ltd. # (JL) .........................   4,303       28     Paperlinx (BG) ..............................  11,377       44
   Aristocrat Leisure Limited (BZ) .............   7,900       44     Patrick Corp., Ltd. # (BT) ..................  13,061       53
   Australia & New Zealand Banking                                    Perpetual Trustees Australia. Ltd. (JQ) .. ..     963       35
      Group, Ltd. * (JP) .......................  46,337      638     Publishing & Broadcasting, Ltd. # (JA) ......   3,397       34
   Australian Gas & Light Co., Ltd. (J4) .......  11,777      114     QBE Insurance Group, Ltd. # * (JR) ..........  17,336      164
   Australian Stock Exchange, Ltd. (JQ) ........   2,627       31     Rinker Group (BD) ...........................  24,288      152
   BHP Steel * (BF) ............................  19,407      122     Rio Tinto, Ltd. # (BF) ......................   8,044      221
   Boral, Ltd. * (BD) ..........................  15,010       75     Santos, Ltd. * (BB) .........................  14,960       80
   Brambles Industries, Ltd. # * (BO) ..........  25,025      128     Sonic Healthcare, Ltd. (JM) .................   6,200       45
   Broken Hill Proprietary Co., Ltd. *                                Southcorp, Ltd. (JG) ........................  16,353       40
      (BF) .....................................  96,398    1,003     Stockland # (JS) ............................  32,694      135
   Centro Properties Group (JS) ................  16,934       57     Stockland Trust Group * (JS) ................   1,148        5
   CFS Gandel Retail Trust (99) ................   1,210        1     Suncorp-Metway, Ltd. (JP) ...................  13,631      151
   CFS Gandel Retail Trust (JS) ................  33,022       37     Tabcorp Holdings, Ltd. (BZ) .................  12,973      143
   Coca Cola Amatil * (JG) .....................  11,720       60     Telstra Corp., Ltd. # * (J1) ................  55,414      187
   Cochlear, Ltd. (JL) .........................   1,405       24     Toll Holdings, Ltd. (BP) ....................   5,855       49
   Coles Myer, Ltd. * (JF) .....................  28,246      191     Transurban Group (BT) .......................  12,511       49
   Commonwealth Bank of Australia (JP) .........  32,718      715     Wesfarmers (BL) .............................   9,716      225
   Commonwealth Property Office # (JS) .........  32,475       29     Westfield Group # * (JS) ....................  36,636      404
   Computershare, Ltd. (BO) ....................  11,036       33     Westpac Banking Corp., Ltd. (JP) ............  46,154      593
   CSL, Ltd. * (JO) ............................   4,901      101     WMC Resources, Ltd. * (BF) ..................  30,147      117
   CSR, Ltd. (BD) ..............................  24,041       43     Woodside Petroleum, Ltd. (BB) ...............  11,915      168
   Deutsche Office Trust (JS) ..................  29,430       25     Woolworth's, Ltd. * (JF) ....................  26,261      259
   Foster's Brewing Group, Ltd. * (JG) .........  51,854      178                                                            -------
   Futuris Corp., Ltd. (JH) ....................  14,218       20                                                             10,028
   General Property Trust (JS) .................  51,439      137
   Harvey Norman Holdings, Ltd. (JD) ...........  13,516       29  Austria - 0.3%
   Iluka Resources, Ltd. (BF) ..................   5,843       21     Bank Austria Credit # * (JP) ................     987       70
   ING Industrial Fund (JS) ....................  16,549       23     Bohler-Uddeholm AG (BF) .....................     200       19
   Insurance Australia Group (JR) ..............  40,586      153     Erste Bank * (JP) ...........................   3,208      133
   Investa Property Group (JS) .................  36,655       53     Flughafen Wien AG (BT) ......................     298       18
   Jame Hardie Industries NV (BD) ..............  11,821       49     Immofinanz Immobilien # * (JS) ..............   5,578       46
   John Fairfax Holdings Ltd. (JA) .............  22,918       62     Mayr-Melnhof Karton AG (BE) .................     107       15
   Leighton Holdings, Ltd. # (BJ) ..............   3,516       24     Oesterreichische
   Lend Lease Corp. # (JS) .....................   9,607       79        Elektrizitaetswirtschafts AG (J3) ........     133       23
   Lion Nathan, Ltd. (JG) ......................   7,524       40     OMV AG (BB) .................................     361       83
   Macquarie Goodman Industrial Trust (JS) .....  40,596       53     RHI AG # (BD) ...............................     481       11
   Macquarie Infrastructure Group (BT) .........  50,334      136     Telecom Austria * (J1) ......................   7,404      104
   Macquariebank, Ltd. (JP) ....................   5,508      145     VA Technologie AG # (BM) ....................     253       15
   Mayne Group, Ltd. (BP) ......................  18,642       53     Voest Alpine AG # (BF) ......................     601       34
   Mirvac Group (JS) ...........................  17,976       57     Wienerberger Baustoffindustrie AG #
   National Australia Bank, Ltd. (JP) ..........  38,679      756        (BI) .....................................   1,342       50
   National Mutual Holdings, Ltd. * (JR) .......  17,701       51                                                            -------
                                                                                                                                 621

                                                                   Belgium - 1.1%
                                                                      Agfa Gevaert NV (BX) ........................   2,456       71

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                   Name of Issuer                 Shares   Value                      Name of Issuer                 Shares   Value
                   --------------                 ------  -------                     --------------                -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued

Belgium - Continued                                                COMMON STOCK - Continued
   Barco NV (JY) ...............................     324   $   28
   Bekaert NV (BK) .............................     397       25  Canada - Continued
   Belgacom SA (J1) ............................   4,215      151     Canadian Imperial Bank of Commerce
   Cofinimmo SA (JS) ...........................     131       19        # (JP) ..................................    9,400    $503
   Colruyt NV # (JF) ...........................     461       65     Canadian National Railway Co. # (BS) .......    7,300     357
   Compagnie Maritime Belge SA (BR) ............      93       16     Canadian Natural Resources, Ltd. #
   D'Ieteren SA # (JB) .........................      77       14        (BB) ....................................    6,600     263
   Delhaize SA # (JF) ..........................   1,975      125     Canadian Pacific Railway (BS) ..............    4,100     106
   DEXIA # * (JP) ..............................  17,540      327     Canadian Tire, Ltd. - Cl. A * (JD) .........    2,000      79
   Electrabel SA # (J3) ........................     743      267     Celestica, Inc. * (JY) .....................    5,100      65
   Fortis * (JQ) ...............................  31,682      754     CGI Group, Inc. - Cl. A (JU) ...............    7,400      50
   GPE Bruxelles LAM (JQ) ......................   1,875      131     CI Fund Management, Inc. (JQ) ..............    4,200      52
   Interbew (JG) ...............................   4,077      136     Cognos, Inc. * (JV) ........................    2,400      86
   KBC Bancassurance Holding NV (JP) ...........   2,888      188     Cott Corp. * (JG) ..........................    1,300      38
   Mobistar SA * (J1) ..........................     770       55     CP Ships, Ltd. Common (BR) .................    2,300      28
   NV Union Miniere SA (BF) ....................     604       44     Dofasco, Inc. # (BF) .......................    2,000      67
   Omega Pharma SA (JL) ........................     569       28     Domtar, Inc. # (BG) ........................    5,000      60
   Solvay SA (BC) ..............................   1,712      158     Enbridge, Inc. # (J4) ......................    4,200     175
   UCB SA # * (JO) .............................   2,367      126     Encana Corp. # (BB) ........................   11,800     544
                                                           ------     Fairfax Financial Holdings, Ltd. (JR) ......      300      37
                                                            2,728     Fairmont Hotels Resorts, Inc. # (BZ) .......    2,000      55
                                                                      Falconbridge, Ltd. # (BF) ..................    2,100      56
Brazil - 0.1%                                                         Finning International, Inc. (BM) ...........    2,000      50
   Aracruz Celulose SA - ADR * (BG) ............     897       29     Four Seasons Hotels, Inc. (BZ) .............      600      38
   Centrais Electricas Brasileiras SA ADR                             Glamis Gold, Ltd. (BF) .....................    3,300      61
      (J3) .....................................   3,676       29     Goldcorp, Inc. # (BF) ......................    4,900      68
   Compahnia Vale Do Rio Doce * (BF) ...........   2,700       61     Great West Lifeco, Inc. # (JR) .............    3,400     137
   Petrol Brasilieros (BB) .....................   1,700       62     Hudson's Bay Co. (JD) ......................    1,800      19
   Souza Cruz (JI) .............................   2,100       23     Husky Energy, Inc. # (BB) ..................    3,300      80
   Tele Norte Leste (J1) .......................   1,500       18     IGM Financial, Inc. # (JQ) .................    3,100      82
   Usinas Siderurgicas de Minas Gerais S/                             Imperial Oil, Ltd. # (BB) ..................    3,300     171
      A - ADR # * (BF) .........................   1,669       26     Inco, Ltd. # * (BF) ........................    4,800     187
                                                           ------     Intrawest Corp. (BZ) .......................    1,200      23
                                                              248     Kinross Gold Corp. * (BF) ..................    7,600      51
                                                                      Loblaw Co., Ltd. # (JF) ....................    2,800     143
Canada - 5.5%                                                         Magna International, Inc. # (BU) ...........    2,500     185
   Aber Diamond Corp. * (BF) ...................   1,300       45     Manulife Financial Corp. # (JR) ............   21,000     919
   Abitibi Consolidated, Inc. # * (BG) .........  10,200       64     Masonite International Corp. * (BI) ........    1,400      35
   Agnico-Eagle Mines, Ltd. # (BF) .............   2,200       31     MDS, Inc. # * (JM) .........................    3,600      55
   Agrium, Inc. # (BC) .........................   3,300       59     Meridian Gold, Inc. (BF) ...................    2,600      43
   Alcan Aluminum, Ltd. (BF) ...................   9,500      454     Methanex Corp. * (BC) ......................    3,100      46
   Aliant, Inc. (J1) ...........................   1,100       22     MI Developments, Inc. - Cl. A (JS) .........    1,200      31
   Angiotech Pharmaceuticals, Inc. (JO) ........   2,100       42     Molson Cos., Ltd. # (JG) ...................    2,700      68
   ATI Technologies, Inc. (JX) .................   6,200       95     National Bank of Canada # (JP) .............    4,500     156
   Ballard Power Systems, Inc. # (BK) ..........   2,000       15     Nexen, Inc. (BB) ...........................    3,400     142
   Bank Nova Scotia Halifax # * (JP) ...........  26,000      759     Noranda, Inc. # (BF) .......................    4,400      76
   Bank of Montreal # (JP) .....................  12,900      564     Nortel Networks Corp. (JW) .................  110,600     374
   Barrick Gold Corp. # (BF) ...................  13,100      275     NOVA Chemicals Corp. # (BC) ................    2,200      85
   BCE, Inc. # (J1) ............................   7,800      168     ONEX Corp. (JY) ............................    3,200      43
   Biovail Corp. # * (JO) ......................   3,500       60     Open Text Corp. # * (JT) ...................    1,000      17
   Bombardier, Inc. - Cl. B # * (BH) ...........  36,200       83     Penn West Petroleum, Ltd. # (BB) ...........    1,300      72
   Brascan Corp. - Cl. A # (BL) ................   6,000      181     Petro Canada # (BB) ........................    6,900     359
   Brookfield Properties Corp. * (JS) ..........   2,300       74     Placer Dome, Inc. # (BF) ...................   10,600     211
   CAE, Inc. # (BH) ............................   6,300       27     Potash Corp. of Saskatchewan, Inc. # *
   Cameco Corp. # (BF) .........................   1,500      119        (BC) ....................................    2,800     179
                                                                      Power Corp. Canada # (JQ) ..................    8,200     187

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                     Name of Issuer                  Shares   Value
                 --------------                   ------  -------                    --------------                 -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Canada - Continued                                                 Denmark - Continued
   Power Financial Corp. # (JQ) ................   6,400  $   150     William Demant Holdings AS (JL) ............      700   $   31
   Precision Drilling Corp. (BA) ...............   1,600       92                                                             ------
   QLT, Inc. # (JN) ............................   1,800       30                                                              1,677
   Quebecor World, Ltd. (JA) ...................   2,200       49
   Rogers Comunications, Inc. - Cl. B (J1) .....   4,300       87  Finland - 1.2%
   Royal Bank of Canada # (JP) .................  16,900      801     Amer Group, Ltd. (BX) ......................      600       28
   Shaw Communications, Inc. # (JA) ............   5,100       85     ELISA Corp. - Ser. A # (J1) ................    3,660       48
   Shell Canada, Ltd. (BB) .....................   1,800       98     Fortum Oyj (BB) ............................    9,200      129
   Shoppers Drug Mart Corp. * (JF) .............   4,900      132     KCI Konecranes Oyj (BM) ....................      350       14
   SNC-Lavalin Group, Inc. (BJ) ................   1,300       50     Kesko Oyj # (JF) ...........................    1,600       35
   Sun Life Financial, Inc. # * (JR) ...........  15,500      468     Kone Oyj - Ser. B (BM) .....................    1,038       63
   Suncor Energy, Inc. # (BB) ..................  11,600      370     Metso OYJ * (BM) ...........................    2,700       35
   Talisman Energy, Inc. # (BB) ................   9,900      257     Nokia Oyj * (JW) ...........................  126,000    1,734
   Teck Cominco, Ltd. - Cl. B # (BF) ...........   4,700      101     Nokian Renkaat (BU) ........................      275       30
   Telus Corp. (J1) ............................   3,300       64     Orion - Ser. B # (JO) ......................    2,000       27
   Thomson Corp. # (JA) ........................   5,900      205     Outokumpu Oyj (BF) .........................    2,400       41
   Transalta Corp. # (J5) ......................   4,900       64     Pohoja Group plc - Ser. D # (JR) ...........    1,519       16
   TransCanada Corp. # (J4) ....................  12,400      271     Rautaruukki Oyj (BF) .......................    2,300       22
   TSX Group, Inc. (FB) ........................     900       33     Sampo Insurance Co. plc (JR) ...............    9,000       99
   Weston George, Ltd. # (JF) ..................   1,300       98     Stora Enso Oyj * (BG) ......................   16,900      228
                                                          -------     Tietoenator Oyj (JU) .......................    2,220       64
                                                           13,656     UPM-Kymmene Corp. * (BG) ...................   14,200      270
                                                                      Uponor Oyj (BI) ............................      800       28
Chile - 0.0%                                                          Wartsila (BM) ..............................    1,000       24
   Sociedad Quimica y Minera de Chile                                                                                         ------
      SA - ADR (BC) ............................     736       35                                                              2,935

Czech Republic - 0.1%                                              France - 7.7%
   Ceske Energeticke Zavody AS (J3) ............   3,996       41     Accor SA # (BZ) ............................    4,981      194
   Komercni Banka AS * (JP) ....................     293       33     Air Liquide # * (BC) .......................    2,899      455
   Philip Morris Credit AS (JI) ................      18       10     Alcatel # * (JW) ...........................   32,525      380
   SPT Telecom AS * (J1) .......................   3,106       41     Alstom # (BK) ..............................  118,908       71
                                                          -------     Areclor # (BF) .............................   12,571      232
                                                              125     Atos Origin SA # * (JU) ....................    1,193       66
                                                                      Autoroutes du Sud de la France # (BT) ......    1,791       82
Denmark - 0.7%                                                        AXA # * (JR) ...............................   37,649      762
   A P Moller-Maersk A/S - Cl. B (BR) ..........      29      222     BNP Paribas # * (JP) .......................   21,138    1,365
   Bang & Olufsen AS - Ser. B # (BW) ...........     300       18     Bouygues SA # * (J2) .......................    5,568      209
   Carlsberg AS (JG) ...........................     800       37     Business Objects # (JV) ....................    1,738       40
   Coloplast (JL) ..............................     350       34     Caisse National Credit Agricole # (JP) .....   17,653      481
   Danisco AS (JH) .............................   1,350       71     Cap Gemini SA # * (JU) .....................    3,361       79
   Danske Bank (JP) ............................  12,200      321     Carrefour SA # * (JF) ......................   15,228      716
   DSV (BS) ....................................     575       30     Casino Guichard-Perrachon SA # (JF) ........      822       63
   FLS Industries AS - Cl. B (BJ) ..............     600        7     CIE De St. Gobain # * (BI) .................    8,174      420
   GN Store Nord (JW) ..........................   5,500       56     CNP Assurances # (JR) ......................      889       58
   H. Lundbeck AS # * (JO) .....................   1,800       33     Dassault Systemes SA # * (JV) ..............    1,491       70
   ISS AS (BO) .................................   1,150       61     EADS, Inc. # (BH) ..........................    6,391      169
   Kobenhauns Lufthavne AS (BT) ................     145       22     Essilor International # (JL) ...............    2,492      160
   NKT Holdings AS (BK) ........................     400        9     Euronext NV # (JQ) .........................    2,421       69
   Novo Nordisk AS (JO) ........................   6,700      367     France Telecom # * (J1) ....................   29,508      735
   Novozymes AS - Ser. B (BC) ..................   1,450       65     Gecina # (JS) ..............................      680       57
   Ostasiatiske Kompagni # (JH) ................     500       22     Groupe Air France # * (BQ) .................    3,199       50
   Tele Danmark AS # (J1) ......................   4,800      170     Groupe Danone # * (JH) .....................    6,402      503
   Topdanmark AS * (JR) ........................     575       37     Hermes International # * (BY) ..............      243       46
   Vestas Wind Systems AS # (BK) ...............   4,433       64     Imerys # (BI) ..............................      854       57
                                                                      Klepierre # (JS) ...........................      583       42

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
              Name of Issuer                      Shares   Value                     Name of Issuer                  Shares   Value
              --------------                      ------  -------                    --------------                  ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

France - Continued                                                 Germany - Continued
   L'Oreal SA # * (JK) .........................   8,093  $   530     Heidelberg Zement (BD) ......................   1,566  $    73
   Lafarge SA * (BD) ...........................   4,455      390     Hypo Real Estate (JQ) .......................   3,364      115
   Lagardere SCA # (JA) ........................   3,373      209     Infineon Technologies AG * (J0) .............  16,304      166
   LVMH (Louis Vuitton Moet Hennessy)                                 Karstadt AG # (JD) ..........................   1,005       16
      # * (BY) .................................   6,523      435     Linde AG (BM) ...............................   2,225      128
   Michelin # (BU) .............................   3,750      191     Lufthansa AG # (BQ) .........................   5,765       67
   Pernod Ricard # (JG) ........................   1,351      179     MAN AG (BM) .................................   2,723       93
   Peugoet SA # (BV) ...........................   4,460      275     Marschollek Lauten # (JR) ...................   1,569       25
   Pinault-Printemps-Redoute SA # * (JD) .......   1,772      163     Merck KGAA (JO) .............................   1,229       70
   Publicis Groupe SA # * (JA) .................   3,436       98     Metro AG (JD) ...............................   3,770      168
   Renault # (BV) ..............................   4,933      403     Muenchener Rueckversicherungs-
   Sagem SA # (JW) .............................     475       45        Gesellschaft AG * (JR) ...................   4,763      459
   Sanofi-Synthelabo SA # * (JO) ...............  24,179    1,753     Puma AG (BY) ................................     439      118
   Schneider SA # * (BK) .......................   5,869      379     Qiagen NV (JL) ..............................   2,971       34
   Societe BIC SA # (BO) .......................     857       40     RWE AG (J5) .................................  10,193      487
   Societe Generale - Cl. A # * (JP) ...........   8,739      773     SAP AG * (JV) ...............................   5,311      825
   Societe Television Francaise # (JA) .........   3,079       87     Schering AG * (JO) ..........................   4,287      271
   Sodexho Alliance SA # * (BZ) ................   2,478       66     Siemens AG * (BK) ...........................  20,755    1,526
   STMicroelectronics # * (J0) .................  15,349      265     Suedzucker AG # (JH) ........................   1,350       25
   SUEZ # (J5) .................................  21,397      459     Thyssen Krupp AG * (BF) .....................   7,996      156
   Technip SA # (BA) ...........................     491       79     Tui AG # (BZ) ...............................   3,297       62
   Thales # (BH) ...............................   2,004       67     Volkswagen AG # (BV) ........................   5,838      225
   Thomson Multimedia # * (BW) .................   6,171      129                                                            -------
   Total Fina SA - Cl. B # * (BB) ..............  15,579    3,173                                                             13,128
   Unibail SA # (JS) ...........................   1,088      131
   Valeo SA # (BU) .............................   1,913       70  Greece - 0.3%
   Veolia Environment # * (J5) .................   7,432      214     Alpha Credit Bank (JP) ......................   4,566      116
   Vinci SA # * (BJ) ...........................   1,881      216     Bank of Piraeus (JP) ........................   3,850       44
   Vivendi Universal SA # * (JA) ...............  27,060      693     Commercial Bank of Greece (JP) ..............   1,180       26
   Zodiac SA # (BH) ............................   1,036       38     Cosmote Mobile Telephone (J2) ...............   2,658       44
                                                          -------     Duty Free Shops (JD) ........................     340        6
                                                           19,181     EFG Eurobank (JP) ...........................   4,330      100
                                                                      Folli-Folie (BY) ............................     270        8
Germany - 5.3%                                                        Germanos SA (JE) ............................     556       13
   Adidas-Salomon AG # (BY) ....................   1,193      166     Hellenic Bottling Co. SA (JH) ...............   1,900       41
   Allianz AG * (JR) ...........................   7,937      799     Hellenic Petroleum SA (BB) ..................   2,460       20
   Altana AG (JO) ..............................   1,809      105     Hellenic Technodomiki Tev SA (BJ) ...........   1,404        6
   BASF AG (BC) ................................  13,618      802     Hellenic Telecommunication
   Bayer AG * (BC) .............................  17,003      465        Organization SA * (J1) ...................   5,770       78
   Bayerische Vereinsbank AG # * (JP) ..........  16,257      312     Hyatt Regency Hotel (BZ) ....................     975       10
   Beiersdorf AG # (JK) ........................     444       42     Intracom SA (JW) ............................   1,970        7
   Celesio AG * (JM) ...........................     900       61     National Bank of Greece SA (JP) .............   5,687      138
   Commerzbank AG (JP) .........................  11,672      217     OPAP SA (BZ) ................................   3,653       70
   Continental AG (BU) .........................   3,178      173     Public Power Corp. (J3) .....................   2,392       59
   DaimlerChrysler AG * (BV) ...................  22,207      916     Technical Olympic SA (BJ) ...................   1,330        6
   Depfa Bank plc (JP) .........................   9,088      124     Titan Cement Co. (BI) .......................   1,320       33
   Deutsche Bank AG # * (JP) ...................  13,509      971     Viohalco (BF) ...............................   2,530       18
   Deutsche Boerse AG (JQ) .....................   2,722      138                                                            -------
   Deutsche Post AG (BP) .......................  11,499      223                                                                843
   Deutsche Telekom AG * (J1) ..................  64,980    1,205
   Douglas Holding AG (JE) .....................     880       26  Hong Kong - 2.2%
   E.On AG (J3) ................................  16,069    1,185     Aluminum Corp. of China, Ltd. # *
   Epcos AG # * (JY) ...........................   1,239       19        (BF) .....................................  76,000       49
   Fresenius Medical Care AG # (JM) ............     909       70     Angang Steel (BF) ...........................  28,000       13
                                                                      Anhui Conch Cement Co., Ltd. (BD) ...........  12,000       17
                                                                      ASM Pacific Technology, Ltd. # (J0) .........   4,500       15

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                   Name of Issuer                    Shares   Value
                 --------------                  -------  -------                  --------------                   -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Hong Kong - Continued                                              Hong Kong - Continued
   Avichina Industry * (BV) ...................   48,000    $  5      Hutchison Whampoa, Ltd. * (BL) .............   48,800   $  382
   Bank of East Asia, Ltd. (JP) ...............   30,792      86      Hysan Development Co., Ltd. # (JS) .........   15,266       27
   Beijing Capital International (BT) .........   32,000      11      Jiangxi Copper Co., Ltd. * (BF) ............   22,000       13
   Beijing Datang Power Generation Co.,                               Jianssu Expressway Company, Ltd. #
      Ltd. # (J3) .............................   44,990      37         (BT) ....................................   38,000       16
   Beijing Enterprise (BL) ....................    8,000      10      Johnson Electric Holdings, Ltd. * (BK) .....   35,000       34
   BOC Hong Kong Holdings, Ltd. # (JP) ........   85,000     155      Kerry Properties, Ltd. (JS) ................   11,000       21
   Brilliance China Automotive Holdings,                              Kingboard Chemical Holding Co., Ltd.
      Ltd. # (BV) .............................   68,000      14         * (JY) ..................................   10,000       21
   BYD Co., Ltd. # * (BL) .....................    4,500      14      Legend Holdings # * (JX) ...................  104,899       35
   Cathay Pacific Airways # (BQ) ..............   24,000      41      Li & Fung, Ltd. * (JB) .....................   38,000       54
   Cheung Kong Holdings, Ltd. * (JS) ..........   35,000     301      Maanshan Iron & Steel Co., Ltd. (BF) .......   50,000       22
   Cheung Kong Infrastructure Holdings,                               MTR Corp. # * (BS) .........................   31,500       47
      Ltd. (BD) ...............................   10,000      26      New World Development Co., Ltd. #
   China East Airline * (BQ) ..................   50,000      10         (JS) ....................................   53,000       50
   China Everbright, Ltd. (JQ) ................   12,000       6      Orient Overseas International, Ltd. #
   China Life Insurance Co., Ltd. # * (JR) ....  208,000     135         (BR) ....................................    5,000       20
   China Merchants Holdings                                           PCCW, Ltd. # (J1) ..........................   82,860       55
      International Co., Ltd. # * (BL) ........   34,000      51      PetroChina Company, Ltd. # (BB) ............  490,000      262
   China Overseas and Land Invest (JS) ........   98,000      21      PICC Property & Casualty # (JR) ............   66,000       23
   China Petroleum (BB) .......................  416,000     169      Semiconductor Manufacturing # (J0) .........  171,000       34
   China Pharma Group * (JO) ..................   22,000       6      Shanghai Industrial Holdings, Ltd.
   China Resources Enterprise, Ltd. # *                                  (BL) ....................................   12,000       22
      (JB) ....................................   26,000      34      Shanghai Petrochemical Co., Ltd. (BC) ......   72,000       27
   China Shipping Development # * (BR) ........   40,620      35      Shangri-La Asia, Ltd. # (BZ) ...............   24,000       26
   China Southern Airlines Co. Ltd *                                  Shenzhen Expressway Co., Ltd. (BT) .........   24,000        8
      (BQ) ....................................   36,300      14      Sino Landco # (JS) .........................   22,257       17
   China Telecom Corp. * (J1) .................  408,000     132      Sinopec Beijing Yanhua Petrochemical
   China Telecom, Ltd. * (J2) .................  152,699     463         Co., Ltd. # (BC) ........................   32,000       13
   China Travel International (BZ) ............   60,000      17      Sinotrans, Ltd. * (BT) .....................   44,000       15
   Citic Pacific, Ltd. * (BL) .................   34,000      87      Smartone Telecommunication
   CLP Holdings, Ltd. (J3) ....................   41,900     240         Holdings, Ltd. (J2) .....................    7,500        8
   CNOOC, Ltd. (BB) ...........................  382,000     200      South China MP Group Ltd. (JA) .............   24,000       10
   Cofco International, Ltd. (JH) .............   18,000       7      Sun Hung Kai Properties, Ltd. * (JS) .......   30,000      283
   Cosco Pacific, Ltd. (BR) ...................   34,000      57      Swire Pacific, Ltd. - Cl. A # * (JQ) .......   21,500      150
   Denway Motors, Ltd. # * (BV) ...............  130,000      43      TCL Communication Equipment (JW) ...........    9,600        1
   Esprit Holdings, Ltd. (JE) .................   16,500      84      TCL International Holdings, Ltd. # *
   Fujian Zijin Minin # (BF) ..................   26,000       9         (BW) ....................................   24,000        7
   Giordano International Ltd. (JE) ...........   38,000      21      Techtronic Industrials # (BM) ..............   20,000       39
   Guangshen Railway Co., Ltd. # * (BS) .......   28,990       8      Television Broadcasts (JA) .................    7,000       31
   Guangzhou Investment Co., Ltd. (BL) ........   96,000       9      Texwinca Holdings # * (BY) .................   14,000       12
   Hang Lung Properties # (JS) ................   28,000      41      Travelesky Technology, Ltd. (BO) ...........   10,000        8
   Hang Seng Bank, Ltd. * (JP) ................   17,600     234      Tsingtao Brewery - Ser. H (JG) .............   10,000       10
   Henderson Land Development Co.,                                    Weiqiao Textile Co., Ltd. * (BY) ...........    8,500       14
      Ltd. * (JS) .............................   17,000      81      Wharf Holdings, Ltd. # (JS) ................   28,000       94
   Hong Kong & China Gas Co., Ltd. (J4) .......   84,490     159      Yanzhou Coal Mining # * (BF) ...............   32,000       41
   Hong Kong Electric Holding, Ltd. (J3) ......   32,000     142      Yizheng Chemical Fibre Co., Ltd. -
   Hong Kong Exchange & Clearing, Ltd.                                   Cl. A (BC) ..............................   44,000       10
      # (JQ) ..................................   24,000      54      Yue Yuen Industrial Holdings, Ltd. #
   Hopewell Holdings, Ltd. (BL) ...............   14,000      29         (JE) ....................................   11,500       30
   Huadian Power International Corp. *                                Zhejiang Expressway Co., Ltd # (BT) ........   44,000       29
      (J3) ....................................   44,000      15                                                              ------
   Huaneng Power International # * (J3) .......   94,000      76                                                               5,504
   Hutchison Telecom International * (J2) .....      651

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                      Name of Issuer                 Shares   Value
                 --------------                   ------  -------                     --------------                -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Hungary - 0.1%                                                     India - Continued
   Gedeon Richter * (JO) .......................     386    $ 46      Tata Engineering and Locomotive Co.,
   Magyar Tavkozlesi * (J1) ....................  12,959      54         Ltd. (BM) ...............................    4,410   $   39
   Mol Magyar Olaj-es Gazipari (BB) ............   2,093     102      Tata Power Co. (J3) ........................    1,051        7
   OTP Bank (JP) ...............................   6,957     156      Tata Tea Ltd. (JH) .........................      582        5
                                                            ----      Ultratech Cemco * (BI) .....................      314        2
                                                             358      Videsh Sanchar Nigam, Ltd. (J1) ............    1,553        6
                                                                      Wipro Ltd. * (JU) ..........................    2,472       32
India - 0.5%                                                          Zee Telefilms Ltd. (JA) ....................    5,509       18
   ABB, Ltd. (BK) ..............................     277       5                                                              ------
   Ashok Leyland * (BV) ........................  11,340       5                                                               1,340
   Asian Paints, Ltd. * (BC) ...................     784       6
   Associated Cement Companies, Ltd. *                             Indonesia - 0.2%
      (BD) .....................................   1,118       6      Astra International (BV) ...................   47,000       35
   Bajaj Auto, Ltd. (BV) .......................     800      18      Bank Central Asia (JP) .....................  104,000       23
   Bank of Baroda (JP) .........................   1,258       5      Bank Danamon (JP) ..........................   31,500       13
   Bharat Heavy Electricals, Ltd. (BK) .........   1,601      20      Bank Mandiri (JP) ..........................  149,500       24
   Bharat Petroleum Corp., Ltd. (BB) ...........   1,635      13      Bank Rakyat * (JP) .........................  100,000       22
   Britannia Industries, Ltd. (JH) .............     164       2      Bumi Resources Tbk (BF) ....................  290,000       24
   Castrol, Ltd. (BB) ..........................     809       3      HM Sampoerna (JI) ..........................   73,000       49
   Cipla (JO) ..................................   1,529      10      Indofood Suskes Mak Tbk (JH) ...............   90,500        7
   Colgate Palmolive Co. * (JJ) ................     889       3      PT Gudang Garam Tbk (JI) ...................   14,500       20
   Dr. Reddys Labs (JO) ........................   1,355      22      PT Telekomunikasi Indonesia - ADR #
   Flex Solutions (BL) .........................   1,018      14         (J1) ....................................    8,229      145
   Gail LD (J4) ................................   6,914      29                                                              ------
   GlaxoSmithKline Pharmaceuticals (JO) ........     380       6                                                                 362
   Grasim Industries, Ltd. (BL) ................     924      23
   Gujarat Ambuja Cements Ltd. (BD) ............   1,221       9   Ireland - 0.7%
   HDFC Bank Ltd. (JP) .........................   4,269      37      Allied Irish Banks Plc * (JP) ..............   22,705      380
   Hero Honda Motors, Ltd. (BV) ................   2,177      21      Bank of Ireland (JP) .......................   25,586      345
   Hindlaco Industries (BF) ....................   1,008      30      CRH plc * (BD) .............................   13,920      333
   Hindustan Lever Ltd. (JJ) ...................  20,996      57      DCC plc (BL) ...............................    2,187       40
   Hindustan Petroleum Corp., Ltd. (BB) ........   2,219      15      Eircom Group plc * (J1) ....................   12,556       24
   Housing Development Financing Corp.,                               Elan Corp. (JO) ............................   10,191      239
      Ltd. (JQ) ................................   4,683      62      Fyffes plc (JF) ............................    8,095       18
   Icici Banking (JP) ..........................  12,848      80      Grafton Group * (99) .......................    5,146       48
   Indian Hotels Co., Ltd. (BZ) ................     443       4      Greencore Group plc (JH) ...................    3,727       13
   Indian Petrochemical (BC) ...................   2,097       9      Independent Newspapers, Ltd. (JA) ..........   16,479       42
   Infosys Technologies, Ltd. * (JU) ...........   4,708     174      Irish Life & Permanent plc (JR) ............    7,219      116
   ITC, Ltd. (JI) ..............................   1,889      47      Kerry Group plc (JH) .......................    3,483       77
   Larsen & Toubro (BJ) ........................   1,004      19      Kingspan Group plc (BI) ....................    3,014       22
   Mahanagar Telephone Nigam, Ltd. (J1) ........   5,151      16      Waterford Wedgewood plc (BW) ...............   23,583        4
   Mahindra & Mahindra (BV) ....................   1,107      10                                                              ------
   Maruti Udyog (BV) ...........................   1,890      15                                                               1,701
   Moser Baer (JX) .............................     912       4
   Nestle India, Ltd. (JH) .....................     492       6   Israel - 0.3%
   Oil & Natural Gas (BB) ......................   4,663      76      AudioCodes, Ltd. * (JW) ....................      612        8
   Punjab Tractors, Ltd. (BM) ..................     497       2      Bank Hapoalim (JP) .........................   20,565       57
   Ranbaxy Laboratories, Ltd. (JO) .............   1,922      46      Bank Leumi Le-Israel * (JP) ................   17,471       35
   Reliance Industries, Inc. * (BC) ............  17,125     193      Bezeq Israeli Telecommunication
   Satyam Computer Services, Ltd. (JU) .........   6,117      50         Corp., Ltd. (J1) ........................   25,030       23
   State Bank of India (JP) ....................   2,237      24      CLAL Industries (BL) .......................    1,333        6
   Sun Pharmaceutical (JO) .....................   1,264      12      CLAL Insurance Enterprises * (JR) ..........      428        7
   Tata Ironsteel (BF) .........................   3,619      23      Discount Investor Corp. (JQ) ...............      504       11
                                                                      Elbit Systems, Ltd. (BH) ...................      419        8
                                                                      ICL Israel Chemicals, Ltd. (BC) ............   13,243       25
                                                                      IDB Development Corp, Ltd. (JQ) ............      631       15
                                                                      Israel Discount Bank - Ser. A (JP) .........   12,114       14

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                      Name of Issuer                 Shares   Value
                 --------------                  -------  -------                     --------------                -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Israel - Continued                                                 Italy - Continued
   Koor Industries, Ltd. * (BL) ...............      303   $   13     Telecom Italia Media # (JA) ................   32,454   $   11
   Makteshim-Agan Industries, Ltd. (BC) .......    5,706       25     Telecom Italia Mobile SpA # (J2) ...........   97,907      528
   Migdal Insurance (JR) ......................    4,413        6     Tiscali SPA # (JT) .........................    4,811       17
   Nice Systems, Ltd. (JW) ....................      286        6     UniCredito Italiano SpA * (JP) .............  113,673      573
   Osem Investment, Ltd. (JH) .................      796        7                                                             ------
   Partner Communications * (J2) ..............    1,754       12                                                              7,873
   Retalix, Ltd. (JV) .........................      416        7
   Strauss Elite, Ltd. - Ser. A * (JH) ........      676        6  Japan - 18.1%
   Supersol, Ltd. * (JF) ......................    2,619        6     Acom Co., Ltd. (JQ) ........................    1,860      115
   Teva pharmaceutical Industries, Ltd. *                             Aderans Co., Ltd. (JK) .....................      900       18
      (JO) ....................................   15,958      414     Advantest # (J0) ...........................    1,700      101
   The Israel Corp., Ltd. (JQ) ................       47        9     Aeon Co., Ltd. (JD) ........................    6,700      107
   United Mizrahi Bank (JP) ...................    2,090        7     Aeon Credit Service Co., Ltd. (JQ) .........      600       34
                                                           ------     Aiful Corp. # * (JQ) .......................    1,150      113
                                                              727     Aisin Seiki Co. (BU) .......................    4,100      101
                                                                      Ajinomoto Co., Inc. # (JH) .................   15,000      172
Italy - 3.2%                                                          Alfresa Holdings Corp. # * (JL) ............      500       18
   Alleanza Assicurazioni * (JR) ..............   12,142      140     All Nippon Airways Co., Ltd. # (BQ) ........   12,000       38
   Assicurazioni Generali # * (JR) ............   24,694      679     Alps Electric Co. # (JY) ...................    5,000       60
   Autogrill SpA (BZ) .........................    2,959       42     Amada Co., Ltd (BM) ........................    9,000       47
   Autostrade Spa * (BT) ......................    6,609      142     Amano Corp. (BO) ...........................    1,000        8
   Banca Antonveneta Spa (BL) .................    5,921      122     Anritsu Corp. # (JY) .......................    2,000       13
   Banca Fideuram # (JQ) ......................    7,686       36     Aoyama Trading Co. (JE) ....................    1,300       30
   Banca Intesa SpA (JP) ......................   83,850      319     Ariake Japan Co., Ltd. # (JH) ..............      400       10
   Banca Intesa SpA (JP) ......................   24,140       72     Asahi Breweries, Ltd. # (JG) ...............    9,800      100
   Banca Nazionale del Lavoro # (JP) ..........   31,747       70     Asahi Chemical Industry Co., Ltd. (BC) .....   31,000      134
   Banca Popolare di Milano (JP) ..............    9,953       62     Asahi Glass Co., Ltd. # (BI) ...............   21,000      191
   BCA Di Roma * (JP) .........................   37,324      137     Asatsu DK (JA) .............................    1,000       27
   BCE Pop Unite (JI) .........................    8,645      143     Autobacs Seven Co. # (JE) ..................      700       20
   BCP Pop Veron # (JP) .......................    9,662      169     Bandai Co. * (BX) ..........................    1,600       38
   Benetton Group SPA * (BY) ..................    1,441       17     Bank of Yokohama, Ltd. * (JP) ..............   26,000      140
   Bulgari SpA (BY) ...........................    3,421       34     Bellsystem24, Inc. # (BO) ..................       80       20
   Edison International # (J3) ................   21,263       37     Benesse Corp. (BO) .........................    1,600       45
   Enel SpA # * (J3) ..........................   62,555      511     Bridgestone Corp. # (BU) ...................   17,000      315
   ENI # * (BB) ...............................   67,182    1,505     Canon, Inc. * (JZ) .........................   21,800    1,025
   Fiat SpA # * (BV) ..........................   13,520       97     CAPCOM Co. # (JV) ..........................    1,100       10
   FinecoGroup # (JP) .........................    4,168       25     Casio Computer Co. # (BW) ..................    4,000       47
   Finmeccanica SA # (BH) .....................  151,470      107     Central Glass Co. (BI) .....................    4,000       29
   GR Education L Espresso # (JA) .............    4,435       25     Central Japan Railway Co. # (BS) ...........       26      204
   Italcementi SpA (BD) .......................    1,775       26     Chiba Bank, Ltd. # (JP) ....................   18,000       94
   Luxottica Group # (JL) .....................    3,589       64     Chubu Electric Power # (J3) ................   17,000      359
   Mediaset SpA # * (JA) ......................   15,446      175     Chugai Pharmaceutical Co., Ltd. * (JO) .....    7,100      102
   Mediobanca SpA (JP) ........................   12,168      161     Circle Kingdom Sunkus Co. Ltd. # (JE) ......    1,100       27
   Mediolanum SpA # * (JQ) ....................    6,564       39     Citizen Watch Co., Ltd. # (JY) .............    7,000       69
   Mondadori Editore SpA (JA) .................    3,396       32     Coca Cola West Japan Co., Ltd. (JG) ........    1,200       29
   Monte Paschi Siena (JP) ....................   28,208       83     Comsys Holdings * (BJ) .....................    3,000       22
   Pirelli & Co. Spa # (BL) ...................   47,334       48     Credit Saison Co., Ltd. (JQ) ...............    3,600      111
   Riunione Adriatica di Sicorta SpA                                  CSK Corp. # * (JU) .........................    1,700       67
      (JR) ....................................    7,757      149     Dai-Ichi Pharmaceutical Co., Ltd. # *
   San Paolo-IMI SpA * (JP) ...................   24,633      278        (JO) ....................................    6,600      114
   Seat Pagine Gialle # * (JA) ................   87,872       29     Dai-Nippon Ink & Chemicals, Inc.
   Snam Rete Gas (J4) .........................   22,559      109        (BC) ....................................   17,000       38
   T.E.R.N.A * (J3) ...........................   25,503       61     Dai-Nippon Printng Co., Ltd. # (BO) ........   16,000      214
   Telecom Italia (J1) ........................  149,388      342
   Telecom Italia # (J1) ......................  212,788      657

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                            Market                                                            Market
                Name of Issuer                     Shares   Value                    Name of Issuer                  Shares   Value
                --------------                     ------  -------                   --------------                  ------  -------
                                                           (000's)                                                           (000's)
COMMON STOCK - Continued                                            COMMON STOCK - Continued

Japan - Continued                                                   Japan - Continued
   Daicel Chemical Industries, Ltd. (BC) ........   7,000    $ 35      Japan Airlines (BQ) ........................  16,000    $ 44
   Daikin Industries, Ltd. # (BM) ...............   5,000     121      Japan Real Estate # (JS) ...................       6      48
   Daimaru, Inc. (JD) ...........................   6,000      46      Japan Retail Fund Investment Corp.
   Dainippon Screen Manufacturing Co.,                                    (99) ....................................       5      37
      Ltd. # (JY) ...............................   5,000      26      Japan Tobacco, Inc. # (JI) .................      23     192
   Daito Trust Construction Co., Ltd. #                                JFE Holdings, Inc. * (BF) ..................  13,700     390
      (BW) ......................................   2,200      89      JGC Corp. (BJ) .............................   5,000      51
   Daiwa House Industry Co., Ltd. (BW) ..........  12,000     117      Joyo Bank, Ltd. (JP) .......................  17,000      69
   Daiwa Securities Group, Inc. # (JQ) ..........  30,900     196      JSR Corp. (BC) .............................   4,700      76
   Denki Kagaku Kogyo # (BC) ....................  10,000      30      Jusco Co., Ltd. * (JD) .....................   8,000     129
   Denso Corp. (BU) .............................  13,400     317      Kajima Corp. # (BJ) ........................  22,000      72
   Dentsu, Inc. # (JA) ..........................      38     102      Kamigumi Co., Ltd. # (BR) ..................   6,000      43
   Dowa Mining Co. (BF) .........................   7,000      47      Kanebo, Ltd. # * (JK) ......................  11,000      17
   East Japan Railway Co. # (BS) ................      88     455      Kaneka Corp. # (BC) ........................   7,000      69
   Ebara Corp. # (BM) ...........................   7,000      30      Kansai Electric Power Co., Inc. (J3) .......  19,100     337
   Eisai Co. Ltd. # * (JO) ......................   6,200     169      Kansai Paint Co., Ltd. # (BC) ..............   5,000      31
   FamilyMart Co., Ltd. (JF) ....................   1,600      43      KAO Corp. # (JJ) ...........................  13,000     287
   Fanuc, Ltd. * (BK) ...........................   3,800     200      Karen Pharmaceuticals Co., Ltd. (JO) .......   1,000       6
   Fast Retailing Co. (JE) ......................   1,400      95      Katokichi Co., Ltd. # (JH) .................   1,100      20
   Fuji Electric Holdings Co. (BK) ..............  13,000      32      Kawasaki Heavy Industry, Ltd. # (BM) .......  30,000      45
   Fuji Photo Film # * (BX) .....................  12,000     394      Kawasaki Kisen # (BR) ......................  12,000      82
   Fuji Soft ABC, Inc. (JV) .....................     800      25      Keihin Electric Express Railway Co.,
   Fuji Television Network, Inc. (JA) ...........      18      37         Ltd. # (BS) .............................  10,000      57
   Fujikura # (BK) ..............................  10,000      41      Keio Teito Electric Railway (BS) ...........  15,000      78
   Fujisawa Pharmeceutical Co., Ltd. # *                               Keyence Corp. (JY) .........................     800     168
      (JO) ......................................   7,200     162      Kikkoman Corp. (JH) ........................   5,000      44
   Fujitsu, Ltd. # * (JX) .......................  44,000     254      Kinden Corp. (BJ) ..........................   4,000      25
   Furukawa Electric Co. # (BK) .................  14,000      55      Kintetsu Corp. # (BH) ......................  42,000     141
   Goodwill Group, Inc. # (BO) ..................       9      16      Kirin Brewery Co. * (JG) ...................  17,000     147
   Gunze, Ltd. (BY) .............................   5,000      22      Kobe Steel International # * (BF) ..........  62,000      90
   Hankyu Department Stores # (JD) ..............   4,000      28      Kokuyo Co. (BO) ............................   1,900      20
   Hino Motors, Ltd. # (BM) .....................   6,000      42      Komatsu, Ltd. (BM) .........................  24,000     154
   Hirose Electric Co., Ltd. * (JY) .............     700      64      Komori Corp. (BM) ..........................   1,000      13
   Hitachi Cable, Ltd. (BK) .....................   4,000      15      Konami Co., Ltd. # (JV) ....................   2,100      47
   Hitachi Chemical # * (JY) ....................   2,600      38      Konica Corp. # (BX) ........................  10,500     144
   Hitachi Construction Macinery Co.,                                  Koyo Seiko Co., Ltd. # (BM) ................   2,000      22
      Ltd. (BM) .................................   1,000      12      Kubota Corp. * (BM) ........................  25,000     118
   Hitachi Credit Corp. # (JQ) ..................   1,400      22      Kuraray Co., Ltd. # (BC) ...................   9,000      67
   Hitachi Software # (JV) ......................     700      13      Kuraya Sanseido, Inc. # (JM) ...............   2,300      24
   Hitachi, Ltd. # (JY) .........................  83,000     502      Kurita Water Industries, Ltd. # (BJ) .......   2,500      34
   Hogukin Financial Group, Inc. (JQ) ...........  20,000      42      Kyocera Corp. # * (JY) .....................   4,200     295
   Hokkaido Electric Power Co., Inc. (J3) .......   4,600      82      Kyowa Hakko Kogyo Co., Ltd. # (JO) .........  10,000      65
   Honda Motor Co. * (BV) .......................  20,300     984      Kyushu Electric Power # (J3) ...............  10,900     204
   House Foods Corp. (JH) .......................   1,700      23      Lawson (JF) ................................   1,500      52
   Hoya Corp. * (JY) ............................   2,800     293      LeoPalace21 Corp. (JS) .....................   2,600      48
   Isetan Co., Ltd. (JD) ........................   4,200      43      Mabuchi Motor Co. # * (JY) .................     800      57
   Ishihara Sangyo Kaisha # * (BC) ..............   7,000      14      Makita Corp. # * (BW) ......................   3,000      42
   Ishikawajima-Harima Heavy Industries                                Marubeni Corp. # (BN) ......................  33,000      87
      Co., Ltd. (BM) ............................  28,000      40      Marui Co., Ltd. * (JD) .....................   8,900     112
   Ito En, Ltd. (JG) ............................     700      31      Matsumotokiyoshi Co., Ltd. (JF) ............   1,000      25
   Ito-Yokado Co., Ltd. * (JD) ..................   8,600     295      Matsushita Electric Industrial Co. *
   Itochu Corp. (BN) ............................  35,000     149         (BW) ....................................  58,000     774
   Itochu Techno-Sciences Corp. # (JU) ..........   1,000      42      Matsushita Electric Works (BK) .............   8,000      63
   JAFCO Co., Ltd. # (JQ) .......................     700      37      Meiji Diaries Corp. (JH) ...................   6,000      35

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
               Name of Issuer                     Shares   Value                  Name of Issuer                     Shares   Value
               --------------                     ------  -------                 --------------                    -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Japan - Continued                                                  Japan - Continued
   Meiji Seika Kaisha, Ltd. # (JH) .............   7,000    $ 28      Nippon Shokubai Co., Ltd. (BC) .............    4,000    $ 30
   Meitic Corp. # (JU) .........................     900      32      Nippon Steel Co. (BF) ......................  160,000     380
   Millea Holdings, Inc. * (JR) ................      38     490      Nippon Telegraph & Telephone Corp. #
   Minebea Co., Ltd. # (BM) ....................  10,000      41         * (J1) ..................................      134     534
   Mitsubishi Chemical Corp. (BC) ..............  42,000     127      Nippon Unipac Holding, Co. # (BG) ..........       22      96
   Mitsubishi Corp. # (BN) .....................  28,000     303      Nippon Yusen Kabushiki Kaisha #
   Mitsubishi Electric Corp. (BK) ..............  46,000     218         (BR) ....................................   25,000     129
   Mitsubishi Estate Co., Ltd. # * (JS) ........  26,000     271      Nippon Zeon Co., Ltd. # (BC) ...............    4,000      28
   Mitsubishi Gas Co. (BC) .....................   9,000      38      Nishimatsu Construction Co., Ltd. #
   Mitsubishi Heavy Industries, Ltd. *                                   (BJ) ....................................    6,000      19
      (BM) .....................................  76,000     215      Nissan Chemical Industries # (BC) ..........    5,000      38
   Mitsubishi Logistcs Corp. (BR) ..............   3,000      26      Nissan Motor Acceptance Corp. # (BV) .......   64,600     703
   Mitsubishi Materials Corp. (BF) .............  23,000      49      Nisshin Seifun Group, Inc. (JH) ............    4,000      39
   Mitsubishi Rayon Co., Ltd. # (BC) ...........  12,000      39      Nisshin Steel Co. (BF) .....................   20,000      44
   Mitsubishi Tokyo Finance (JP) ...............     118     984      Nisshinbo Industries , Inc. # (BY) .........    4,000      27
   Mitsui & Co., Ltd. # (BN) ...................  33,000     276      Nissin Food Products Co., Ltd. (JH) ........    2,100      52
   Mitsui Engineering & Shipbuilding                                  Nitori Co., Ltd. # (JE) ....................      450      26
      Co., Ltd. (BM) ...........................  16,000      24      Nitto Denko Corp. # * (BK) .................    4,300     198
   Mitsui Fudosan Co., Ltd. # * (JS) ...........  18,000     187      NOK Corp. # (BU) ...........................    2,500      77
   Mitsui Marine & Fire Insurance Co.,                                Nomura Research Institute, Ltd. (JU) .......      600      48
      Ltd. # * (JR) ............................  33,000     272      Nomura Securities Co., Ltd. # * (JQ) .......   48,000     616
   Mitsui Mining & Smelting Co., Ltd.                                 NSK, Ltd. (BM) .............................   11,000      47
      (BF) .....................................  14,000      55      NTN Corp. # (BM) ...........................   12,000      64
   Mitsui OSK Lines, Ltd. # (BR) ...............  25,000     150      NTT Data Corp. # (JU) ......................       33      87
   Mitsui Petrochemical Co. # (BC) .............  14,000      69      NTT Mobile Communications
   Mitsui Trust Holdings # (JQ) ................  14,000      88         Network, Inc. * (J2) ....................      522     886
   Mitsukoshi, Ltd. # (JD) .....................   9,000      45      Obayashi Corp. # (BJ) ......................   16,000      80
   Mitsumi Electric (JX) .......................   1,700      18      OBIC, Co. * (JU) ...........................      100      19
   Mizuho Financial GB * (JP) ..................     197     740      Odakyu Electric Railway # (BS) .............   17,000      90
   Murata Manufacturing Co., Ltd. # *                                 Oji Paper Co. # (BG) .......................   21,000     119
      (J0) .....................................   5,900     284      Oki Electric Industry Co. * (JY) ...........   13,000      40
   Namco, Ltd. * (BZ) ..........................   1,000      11      Okumura Corp. (BJ) .........................    4,000      18
   Namco, Ltd. # (BZ) ..........................   1,000      11      Olympus Optical Co. # * (JL) ...............    6,000     116
   NEC Corp. # * (JX) ..........................  43,000     257      Omron Corp. (JY) ...........................    5,400     119
   NEC Electronics Corp. # (J0) ................   1,000      51      Onward Kashiyama Co., Ltd. (BY) ............    4,000      56
   Net One Systems Co., Ltd. (JU) ..............      14      52      Oracle Corp. # (JV) ........................    1,000      49
   NGK Insulators # (BM) .......................   7,000      59      Oriental Land Co., Ltd. # (BZ) .............    1,200      73
   NGK Spark Plug Co. # (BU) ...................   5,000      52      Orix Corp. # * (JQ) ........................    2,100     215
   Nichii Gakkan Co. # (BO) ....................     500      13      Osaka Gas Co. # (J4) .......................   51,000     139
   Nichirei Corp. (JH) .........................   7,000      23      Pioneer Corp. # * (BW) .....................    3,900      81
   Nidec Corp. # * (JY) ........................   1,100     111      Promise Co., Ltd. # * (JQ) .................    2,300     150
   Nikko Securities Co., Ltd. # * (JQ) .........  36,000     146      QP Corp. # (JH) ............................    2,800      23
   Nikon Corp. # (J0) ..........................   7,000      66      Rakuten, Inc. # (JC) .......................       10      65
   Nintendo Corp., Ltd. # (BW) .................   2,600     318      Resona Holdings, Inc. (BH) .................  123,000     185
   Nippon Building Fund # (JS) .................       6      47      Ricoh Co., Ltd. # (JZ) .....................   17,000     320
   Nippon Express Co., Ltd. (BS) ...............  22,000     107      Rinnai Corp. (BW) ..........................    1,000      31
   Nippon Kayaku Co., Ltd. (BC) ................   4,000      21      Rohm Co., Ltd. * (JY) ......................    2,800     282
   Nippon Light Metal, Inc. # (BF) .............  11,000      25      Ryohin Keikaku Co., Ltd. (JD) ..............      600      26
   Nippon Meat Packers, Inc. (JH) ..............   5,000      67      Saizyeria Co., Ltd. # (BZ) .................      700      10
   Nippon Mining & Holding * (BB) ..............  19,000      96      Sammy Corp. # * (BX) .......................    1,000      49
   Nippon Mitsubishi Oil Co., Ltd. # (BB) ......  35,000     221      Sanden Corp. # (BU) ........................    3,000      20
   Nippon Sanso Corp. # (BC) ...................   4,000      21      Sanken Electric Co., Ltd. # (J0) ...........    3,000      29
   Nippon Sheet Glass Co., Ltd. # (BI) .........   9,000      30      Sankyo Co. (BX) ............................    1,200      47

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
               Name of Issuer                     Shares   Value                 Name of Issuer                      Shares   Value
               --------------                     ------  -------                --------------                      ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Japan - Continued                                                  Japan - Continued
   Sankyo Co., Ltd. * (JO) .....................   9,700   $  205     TDK Corp. # * (JY) ..........................   3,100  $  206
   Sanwa Shutter Corp. (BI) ....................   5,000       23     Teijin, Ltd. # (BC) .........................  20,000      72
   Sanyo Electric Co. # * (BW) .................  39,000      126     Teikoku Oil Co., Ltd. # (BB) ................   5,000      28
   Sapporo Holdings # (JG) .....................   7,000       23     Terumo Corp. * (JL) .........................   4,300      98
   Secom Co. * (BO) ............................   5,500      191     The 77 Bank, Ltd. (JP) ......................  10,000      56
   Sega Corp. # (BW) ...........................   3,000       41     The Bank of Fukuoka, Ltd. # (JP) ............  14,000      67
   Seiko Epson Corp. # (J0) ....................   2,600      111     The Gunma Bank, Ltd. (JP) ...................  10,000      49
   Seino Transportion (BS) .....................   4,000       36     THK Co. # (BM) ..............................   2,500      42
   Sekisui Chemical Co. # (BW) .................  10,000       69     TIS, Inc. # (JU) ............................     900      30
   Sekisui House, Ltd. # * (BW) ................  13,000      124     Tobu Railway Co., Ltd. # (BS) ...............  19,000      69
   Seven-Eleven Japan * (JF) ...................   9,000      257     Toda Corp. (BJ) .............................   5,000      19
   Sharp Corp. # (BW) ..........................  25,000      344     Toho Co., Ltd. (JA) .........................   3,500      50
   Shimacu Co. (JE) ............................   1,200       29     Tohoku Electric Power # (J3) ................  11,500     190
   Shimamura Co., Ltd. # * (JE) ................     500       33     Tokyo Broadcasting (JA) .....................   1,000      16
   Shimano, Inc. (BX) ..........................   1,900       49     Tokyo Electric Power # (J3) .................  29,900     643
   Shimizu Corp. # (BJ) ........................  13,000       52     Tokyo Electron, Ltd. # * (J0) ...............   4,500     219
   Shin-Etsu Chemical Co. # * (BC) .............   9,600      345     Tokyo Gas Co. # (J4) ........................  68,000     241
   Shinsei Bank, Ltd. # * (JP) .................  14,000       85     Tokyo Style Co. (BY) ........................   1,000      11
   Shionogi & Co., Ltd. # * (JO) ...............   7,000      100     Tokyu Corp. # * (BS) ........................  26,000     118
   Shiseido Co., Ltd. # * (JK) .................   8,000       98     Tokyu Land Corp. # (JS) .....................   9,000      24
   Shizuoka Bank, Ltd. (JP) ....................  16,000      120     Tonengeneral Sekiyu (BB) ....................   7,000      60
   Showa Denko # (BC) ..........................  26,000       62     Toppan Printing Co. # * (BO) ................  15,000     147
   Showa Shell Sekiyu KK (BB) ..................   3,500       31     Toray Industries, Inc. # * (BC) .............  31,000     143
   Skylark Co., Ltd. # (BZ) ....................   2,000       33     Toshiba Corp. * (JX) ........................  74,000     272
   SMC Corp. * (BM) ............................   1,500      144     Tosoh Corp. ADR (BC) ........................  12,000      49
   Snow Brand Milk Products Co., Ltd. #                               Tostem Corp. # (BI) .........................   6,000     110
      * (JH) ...................................   3,500       10     Toto, Ltd. # (BI) ...........................   7,000      61
   Softbank Corp. # (JT) .......................   5,800      269     Toyo Seikan Kaisha, Ltd. # (BE) .............   4,000      62
   Sojitz Holdings Corp. # * (BN) ..............   4,800       19     Toyo Suisan Kaisha (JH) .....................   2,000      26
   Sony Corp. # * (BW) .........................  24,100      822     Toyobo Co. (BY) .............................  14,000      32
   Stanley Electric # (BU) .....................   3,800       53     Toyoda Gosei # (BU) .........................   1,100      21
   Sumitomo Bakelite Co., Ltd. # (BC) ..........   5,000       30     Toyota Industries (BU) ......................   5,300     120
   Sumitomo Chemical Co. (BC) ..................  35,000      166     Toyota Motor Corp. # * (BV) .................  74,900   2,868
   Sumitomo Corp. # * (BN) .....................  21,000      156     Trend Micro, Inc. # (JV) ....................   2,500     108
   Sumitomo Electric Industries (BK) ...........  18,000      160     Ube Industries # (BC) .......................  19,000      25
   Sumitomo Heavy Industry * (BM) ..............  13,000       38     UFJ Holdings, Inc. # * (JP) .................      99     434
   Sumitomo Metal Industries (BF) ..............  98,000      117     Uni-Charm Corp. (JJ) ........................   1,300      64
   Sumitomo Metal Mining Co. # (BF) ............  15,000      104     Uniden Corp. * (JW) .........................   1,000      21
   Sumitomo Mitsui GR # (JP) ...................     105      600     UNY Co., Ltd. (JD) ..........................   4,000      41
   Sumitomo Osaka Cement (BD) ..................  10,000       22     Ushio, Inc. (BK) ............................   3,000      51
   Sumitomo Realty & Development (JS) ..........   9,000       96     USS Co., Ltd. # (JE) ........................     540      41
   Sumitomo Trust & Banking (JQ) ...............  28,000      166     Wacoal Corp. * (BY) .........................   2,000      20
   Suruga Bank # (JP) ..........................   5,000       36     West Japan Railway # (BS) ...................      42     164
   Suzuken Co., Ltd. # (JM) ....................   1,200       31     World Co., Ltd. (BY) ........................   1,100      30
   T&D Holdings, Inc. * (JR) ...................   4,200      184     Yahoo Japan Corp. * (JT) ....................      25     110
   Taiheiyo Cement (BD) ........................  20,000       45     Yahoo Japan Corp. # (JT) ....................      25     111
   Taisei Corp. # (BJ) .........................  20,000       64     Yakult Honsha Co. (JH) ......................   3,000      46
   Taisho Pharmaceutical Co., Ltd. * (JO) ......   5,000       93     Yamada Denki Co. # (JE) .....................   2,000      69
   Taiyo Yuden Co., Ltd. # * (JY) ..............   3,000       31     Yamaha Corp. # (BX) .........................   4,000      61
   Takara Shuzo Co., Ltd. (JG) .................   4,000       24     Yamaha Motor Co. # (BV) .....................   4,000      61
   Takashimaya Co. # (JD) ......................   8,000       67     Yamanouchi Pharmaceutical Co., Ltd. #
   Takeda Chemical Industries * (JO) ...........  22,900    1,039        * (JO) ...................................   8,200     265
   Takefuji Corp. # * (JQ) .....................   1,690      108     Yamato Transport Co., Ltd. # (BP) ...........  10,000     138
   Takuma Co., Ltd. (BM) .......................   1,000        7     Yamazaki Baking Co., Ltd. (JH) ..............   4,000      35

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                            Market                                                            Market
                  Name of Issuer                   Shares   Value                   Name of Issuer                  Shares    Value
                  --------------                   ------  -------                  --------------                  -------  -------
                                                           (000's)                                                           (000's)
COMMON STOCK - Continued                                            COMMON STOCK - Continued

Japan - Continued                                                   Malaysia - Continued
   Yasuda F & M Insurance (JR) ..................  19,000  $   161     Petronas Gas Berhad (J4) ..................   11,300   $   21
   Yokogawa Electric # (JY) .....................   6,000       69     Plus Expressways Berhad (BT) ..............   36,100       23
                                                           -------     PPB Group Berhad (JH) .....................    4,000        7
                                                            44,965     Proton Holdings Berhad * (BU) .............    7,000       15
                                                                       Public Bank Berhad (JQ) ...................   26,775       50
Malaysia - 0.4%                                                        Resorts World Berhad * (BZ) ...............   13,100       34
   AMMB Holdings (JQ) ...........................  25,400       22     RHB Capital Berhad (JP) ...................   17,000        9
   Astro All Asia Network plc * (JA) ............  15,300       20     Road Builder, Inc. (BJ) ...................    8,000        5
   Bandar Raya Developments Berhad                                     Sime Darby Berhad * (BL) ..................   30,800       47
      (BL) ......................................   6,000        3     SP Setia (JS) .............................   12,000       12
   Berjaya Sports Toto Berhad (BZ) ..............  10,800       11     Star Publications (JA) ....................    4,000        7
   British American Tobacco Berhad (JI) .........   3,600       44     TA Enterprise Berhad (JQ) .................   18,000        4
   Cimb Berhad (JP) .............................   5,000        7     Tan Chong Motor Holdings (BV) .............    9,000        3
   Commerce Asset Holdings * (JP) ...............  39,800       47     Tanjong plc (BZ) ..........................    5,000       16
   DRB-Hicom Berhad * (BV) ......................  11,000        6     Telekom Malaysia Berhad (J1) ..............   22,800       67
   Edaren Otomobil (JE) .........................   2,000        2     Tenaga Nasional Berhad (J3) ...............   21,800       63
   EON Capital Berhad (BD) ......................   2,792        4     Transmile Group Berhad (BP) ...............    3,000        6
   Gamuda Berhad (BJ) ...........................  15,100       20     UMW Holdings Berhad (BU) ..................    4,000        5
   Genting Berhad (BZ) ..........................  10,000       45     Unisem Berhad (J0) ........................    2,000        4
   Golden Hope Plants (JH) ......................   6,000        6     YTL Corp., Berhad (J3) ....................   12,060       14
   Guiness Anchor Berhad (JG) ...................   4,000        5                                                            ------
   Highlands & Lowlands Bhd (JH) ................   4,000        4                                                             1,104
   Hong Leong Bank Berhad (JP) ..................  12,700       17
   Hong Leong Credit (JQ) .......................   6,000        7  Mexico - 0.6%
   Hong Leong Industries Berhad (BL) ............   2,000        2     Alfa, S.A. * (BL) .........................    6,338       24
   IGB Corp. Berhad (JS) ........................  16,000        5     America Movil SA de CV - Ser L * (J2) .....  188,993      369
   IJM Corporation Berhad (BJ) ..................   6,000        7     Cemex SA de CV * (BD) .....................   32,576      183
   IOI Corp. (JH) ...............................  17,300       43     Coca-Cola Femsa, SA - Ser. L NPV
   IOI Properties (JS) ..........................   2,000        4        (JG) ...................................    5,412       11
   Kuala Lumpur Kepong Berhad (JH) ..............   7,000       12     Consoricoara SA (BW) ......................    2,800        8
   LaFarge Malayan Cement Berhad #                                     Control Common Mexico (JD) ................    6,800        8
      (BD) ......................................  25,000        5     Corp. GEO SA De CV - Ser. B * (BW) ........    9,700       14
   MAA Holdings Berhad (JR) .....................   3,000        4     Corporacion Interamericana de
   Magnum Corp. Berhad * (BZ) ...................  20,000       13        Entretenimiento SA * (JA) ..............    6,763       14
   Malakoff Berhad (J3) .........................  14,000       23     Fomento Economico Mexicano SA de
   Malay Airline Systems (BQ) ...................   5,000        5        CV * (JG) ..............................   17,440       77
   Malayan Banking Berhad * (JP) ................  44,800      130     GPO Continental (JG) ......................    4,100        6
   Malaysia Airport Holdings, Berhad                                   Grupo Aeroportuario del Sureste SA de
      (BT) ......................................   8,000        3        CV * (BT) ..............................    4,222        9
   Malaysia International Shipping                                     Grupo Carso SA de CV - Ser. A1 *
      Berhad (BR) ...............................  12,800       43        (BL) ...................................    6,330       29
   Malaysian Bulk Carriers Berhad (BR) ..........   7,000        4     Grupo Financiero Banorte SA (JP) ..........    5,456       26
   Malaysian Oxygen Berhad (BC) .................   2,000        6     Grupo Modelo SA de CV - Ser. C *
   Malaysian Pacific Industries (J0) ............   2,000        7        (JG) ...................................   14,825       36
   Maxis Communications Bhd (J2) ................  17,300       39     Grupo SA de CV - Ser. A (JH) ..............    7,946       17
   MK Land Holdings Berhad (JS) .................   8,000        4     Grupo Televisa SA * (JA) ..................   57,826      152
   MMC Corp. (BF) ...............................   8,000        4     Industrias Penoles SA * (BF) ..............    1,948        9
   Mulpha International Berhad * (JQ) ...........  23,000        4     Kimberly-Clark de Mexico SA de CV *
   Multi-Purpose Holdings Berhad * (JQ) .........  16,000        5        (JJ) ...................................   13,426       40
   Nestle Berhad (JH) ...........................   2,000       12     Nuevo Grupo Mexico (BF) ...................    6,330       26
   New Straits Times Press Berhad (JA) ..........   3,000        3     Telephonos de Mexico SA - Ser. L (J1) .....  186,343      301
   Oriental Holdings Berhad (BV) ................   4,000        4     TV Azteca (JA) ............................   33,398       21
   OSK Holdings Berhad (JQ) .....................   7,000        3     Vitro Sa de CV - Ser. A (BE) ..............    4,500        4
   OYL Industries Berhad (BI) ...................   2,300       22
   Petronas Dagangan Berhad (BB) ................   3,000        6

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                            Market                                                            Market
                  Name of Issuer                   Shares   Value                   Name of Issuer                  Shares    Value
                  --------------                   ------  -------                  --------------                  ------   -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Mexico - Continued                                                 New Zealand - Continued
   WalMart de Mexico - Ser. V * (JD) ...........  48,314   $  164     Tower, Ltd. * (JR) ..........................   7,494   $   11
                                                           ------     Waste Management, Inc. (BO) .................   2,576        9
                                                            1,548                                                             ------
                                                                                                                                 472
Monacco - 0.0%
   BQE Maroccomm (JP) ..........................     118        7  Norway - 0.5%
   ONA (BL) ....................................     111       11     Den Norske Bank (JP) ........................  16,200      128
                                                           ------     Frontlinel, Ltd. # (BR) .....................   1,000       47
                                                               18     Norsk Hydro ASA # (BB) ......................   3,560      259
                                                                      Norske Skogindustrier ASA - Cl. A # *
Netherlands - 4.0%                                                       (BG) .....................................   2,650       47
   ABN Amro Holding NV * (JP) ..................  43,182      981     Orkla ASA # * (JG) ..........................   4,750      131
   Aegon NV * (JR) .............................  37,348      402     Petroleum Geo-Services SA # * (BB) ..........     464       23
   Akzo Nobel NV # * (BC) ......................   7,418      262     Schibsted ASA # (JA) ........................   1,200       26
   ASM Lithography Holding NV (J0) .............  12,638      163     Ship Finance International, Ltd. (FB) .......     100        2
   Corio NV (JS) ...............................   1,149       55     Smedvig # * (BA) ............................     850       11
   DSM NV # (BC) ...............................   2,137      111     Statoil ASA * (BB) ..........................  13,400      192
   Elsevier NV * (JA) ..........................  18,764      242     Storebrand ASA (JR) .........................   5,600       42
   Getronics NV (JU) ...........................  13,351       28     Tandberg ASA # (JY) .........................   3,275       30
   Hagemeyer NV (BN) ...........................  13,276       25     Telenor AS * (J1) ...........................  19,800      151
   Heineken NV # (JG) ..........................   6,686      201     Tomra Systems ASA # (BM) ....................   4,700       18
   IHC Caland NV # * (BM) ......................     841       43     Yara International (BC) .....................   5,103       54
   ING Groep NV # (JQ) .........................  49,460    1,248                                                             ------
   Koninklijke * (Royal) Philips                                                                                               1,161
      Electronics NV (BW) ......................  35,262      807
   Koninklijke Ahold NV * (JF) .................  41,522      265  Peru - 0.0%
   Koninklijke KPN NV * (J1) ...................  53,331      399     Credicorp, Ltd. (JP) ........................   1,076       15
   Koninklijke Numico N.V. (JH) ................   4,017      128     Minas Buenaventura SA (BF) ..................   1,722       40
   Oce NV (JZ) .................................   2,107       33     Southern Peru Copper Corp. (BF) .............     272       14
   Randstad Holdings NV * (BO) .................   1,208       44                                                             ------
   Rodamco Europe NV # (JS) ....................   1,203       79                                                                 69
   Royal Dutch Petroleum Co. # * (BB) ..........  55,855    2,876
   TNT Post Group NV (BP) ......................   8,335      203  Philippines - 0.0%
   Unilever NV # * (JH) ........................  15,315      881     Ayala Corp (JQ) .............................  90,000       11
   Vedior * (BO) ...............................   4,384       68     Ayala Land, Inc. * (JS) .....................  91,000       11
   VNU NV # * (JA) .............................   6,452      166     Bank of the Philippine Islands (JP) .........  15,141       12
   Wereldhave NV (JS) ..........................     555       48     Globe Telecom, Inc. (J2) ....................     586       11
   Wolters Kluwer NV * (JA) ....................   7,651      129     Philippine Long Distance Telephone
                                                           ------        Co. * (J1) ...............................     816       20
                                                            9,887     San Miguel Corp. - Cl. B (JG) ...............   6,500        8
                                                                      SM Prime Holdings, Inc. (JS) ................  63,000        7
New Zealand - 0.2%                                                                                                            ------
   Auckland International (BT) .................   6,406       31                                                                 80
   Carter Holt Harvey, Ltd. (BG) ...............  17,438       27
   Contact Energy Limited (J3) .................   7,747       32  Poland - 0.2%
   Fisher & Paykel AP (BW) .....................   6,188       17     AGORA (JA) ..................................     480        7
   Fisher & Paykel Industries, Inc. (JL) .......   2,447       25     Bank Pekao SA (JP) ..........................   1,873       64
   Fletcher Building (BD) ......................  11,497       46     Bank Przemyslowo-Handlowy (JP) ..............     243       31
   Fletcher Challenge Forests (BG) .............     543        1     Bank Zachodni (JP) ..........................     620       15
   Indpendent Newspapers, Ltd. (JA) ............   2,928       10     BRE Bank SA (JP) ............................     245        7
   NGC Holdings, Ltd. # (J4) ...................   3,744        8     Budimex SA - Ser. B * (BJ) ..................     325        4
   Sky City Entertainment Group, Ltd.                                 Celuloza Swiecie (BG) .......................     355        6
      (BZ) .....................................  10,903       34     Computerland SA * (JX) ......................     170        5
   Sky Network Television, Ltd. * (JA) .........   2,653       10     DEBICA - Ser. A * (BU) ......................     175        6
   Telecom Corp. of New Zealand, Ltd.                                 Grupa Kety SA (BF) ..........................     165        6
      (J1) .....................................  50,545      201     KGHM Polska Miedz (BF) ......................   3,102       30
   The Warehouse Group, Ltd. (JD) ..............   3,629       10     Orbis SA * (BZ) .............................     715        5
                                                                      Polska Groupa Farmaceutyczna (JM) ...........     260        5

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
              Name of Issuer                      Shares   Value                  Name of Issuer                     Shares   Value
              --------------                     -------  -------                 --------------                    -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Poland - Continued                                                 Singapore - Continued
   Polski Koncern Nafto * (BB) ................    8,450    $ 83      SMRT Corp. (BS) ............................   17,000   $    7
   Prokom Software SA (JU) ....................      272      13      United Overseas Bank, Ltd. * (JP) ..........   32,000      260
   Telekomunikacja * (J1) .....................   19,753      86      United Overseas Land, Ltd. # (BZ) ..........   10,000       13
                                                            ----      Venture Manufacturing, Ltd. * (JY) .........    6,000       59
                                                             373      Wing Tai Holdings, Ltd. # (JS) .............   12,000        6
                                                                                                                              ------
Portugal - 0.3%                                                                                                                1,818
   Banco Comercial Portgues SA (JP) ...........   48,762     106
   Banco Espirito Santo SA * (JP) .............    2,782      47   South Africa - 1.5%
   BPI-SGPS SA (JQ) ...........................    9,900      37      African Bank Investments, Ltd. * (JQ) ......   12,310       25
   Brisa-Auto Estradas de Portugal SA                                 Alexander Forbes, Ltd. (JQ) ................    9,096       16
      (BT) ....................................    9,798      80      Anglo American Platinum Corp., Ltd. *
   Cimpor-Cimentos de Portugal (BD) ...........    5,487      28         (BF) ....................................    1,744       73
   Electricidade de Portugal SA (J3) ..........   48,264     141      Anglo American plc * (BF) ..................   38,023      904
   Jeronimo Martins SGPS SA * (JF) ............    1,007      11      Anglogold * (BF) ...........................    3,574      138
   Part Multimedia SGPS (JA) ..................    1,267      28      Aveng, Ltd. (BJ) ...........................    8,700       12
   Portugal Telecom SA * (J1) .................   23,897     263      AVI, Ltd. (BL) .............................    8,722       28
   Sonae SGPS SA (BL) .........................   26,406      30      Barlow, Ltd. * (BL) ........................    5,533       67
                                                            ----      Bidvest Group, Ltd. (BL) ...................    6,766       66
                                                             771      Edgars Consolidated Stores * (JE) ..........      700       20
                                                                      FirstRand, Ltd. (JP) .......................   81,374      152
Singapore - 0.7%                                                      Foschini, Ltd. (JE) ........................    4,044       18
   Allgreen Properties, Ltd. (JS) .............   13,000       9      Gold Fields Mining * (BF) ..................   10,658      144
   Ascendas Real Estate Investment Trust                              Harmony Gold Mining * (BF) .................    6,944       94
      # (JS) ..................................   13,000      12      Impala Platinum Holdings, Ltd. (BF) ........    1,741      139
   Capitaland, Ltd. # (JS) ....................   26,000      28      Imperial Holdings, Ltd. (JE) ...............    5,307       67
   CapitaMall Trust (JS) ......................   16,500      16      Investec Ltd. (JQ) .........................      622       12
   Chartered Semiconductor                                            Ispat Iscor, Ltd. * (BF) ...................    5,433       39
      Manufacturing # (J0) ....................   25,000      15      JD Group, Ltd. (JE) ........................    4,381       35
   City Developments, Ltd. (JS) ...............   12,000      47      Liberty Life Association of Africa, Ltd.
   Comfort DelGro Corp., Ltd. (BS) ............   47,000      37         (JR) ....................................    3,342       30
   Creative Technology, Ltd. # (JX) ...........    1,400      16      M-Cell, Ltd. (J2) ..........................   35,908      171
   Cycle & Carriage, Ltd. # (JB) ..............    3,030      15      Massmart Holdings, Ltd. * (JF) .............    4,100       25
   Datacraft Asia, Ltd. (JW) ..................    6,000       4      Metro Cash and Carry (JF) ..................   46,981       19
   DBS Group Holdings, Ltd. (JP) ..............   29,000     276      Metropolitan Holdings, Ltd. (JR) ...........   15,632       21
   Fraser and Neave, Ltd. (JG) ................    4,620      38      Murray & Roberts Holdings, Ltd. (BL) .......    7,300       13
   Haw Par Value Corp., Ltd. (BL) .............    2,490       7      Nampak, Ltd. (BE) ..........................   15,580       34
   Keppel Corp., Ltd. - Cl. A # (JQ) ..........   15,000      70      Naspers, Ltd. - N Shares (JA) ..............    7,666       61
   Keppel Land, Ltd. (JS) .....................    9,000      10      Nedcor, Ltd. * (JP) ........................    5,226       48
   Neptune Orient Lines, Ltd. # (BR) ..........   28,000      47      Network Healthcare Holdings, Ltd.
   Oversea-Chinese Banking Corp., Ltd.                                   (JM) ....................................   31,257       24
      (JP) ....................................   29,000     241      Old Mutual plc * (JR) ......................  103,966      213
   Overseas Union Enterprise, Ltd. (BZ) .......    1,000       4      Pick'n Pay Stores, Ltd. (JF) ...............    4,044       13
   Parkway Holdings, Ltd. (JM) ................   15,000      12      Reunert, Ltd. (JY) .........................    4,300       18
   Saint Assembly Test Service * (J0) .........   10,000       6      Sanlam, Ltd. (JR) ..........................   71,246      121
   Sembcorp Industries, Ltd. (BL) .............   25,000      22      Sappi, Ltd. * (BG) .........................    5,840       82
   Sembcorp Logistics, Ltd. (BT) ..............    8,000      11      Sasol, Ltd. * (BB) .........................   15,473      288
   Sembcorp Marine (BM) .......................   13,000       8      Shoprite Holdings, Ltd. (JF) ...............   11,051       18
   Singapore Airlines (BQ) ....................   15,000      97      Standard Bank Investment Corp., Ltd.
   Singapore Exchange, Ltd. (JQ) ..............   19,000      20         (JP) ....................................   33,542      264
   Singapore Land, Ltd. (JS) ..................    4,000      11      Steinhoff International Holdings (BW) ......   22,957       35
   Singapore Post, Ltd. (BP) ..................   36,000      17      Telkom Group, Ltd. (J1) ....................    4,510       51
   Singapore Press (JA) .......................   41,500     117      Tiger Brands Ltd. (JH) .....................    4,510       68
   Singapore Technology Engineering,                                  Tongaat Hulett Group (JH) ..................    1,500       11
      Ltd. * (BH) .............................   36,000      45      Truworths International, Ltd. (JE) .........   12,417       24
   Singapore Telecom # (J1) ...................  155,080     215

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                          Market                                                              Market
              Name of Issuer                     Shares   Value                Name of Issuer                        Shares   Value
              --------------                     ------  -------               --------------                       -------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK - Continued                                          COMMON STOCK - Continued

South Africa - Continued                                          South Korea - Continued
   Woolworth's Holdings, Ltd. (JD) ............  22,783   $   31     Nong Shimco Co., Ltd. (JH) ..................       90   $   19
                                                          ------     Pohang Iron & Steel Co., Ltd. (BF) ..........    1,920      286
                                                           3,732     Poongsan Corp. (BF) .........................      610        6
                                                                     Pusan Bank (JP) .............................    3,240       20
South Korea - 1.7%                                                   S-Oil Corp. (BB) ............................    1,220       61
   Amorepacific Corp. (JK) ....................     130       25     S1 Corp. (BO) ...............................      370       11
   Cheil Communications, Inc. (JA) ............      60        8     Samsung Corp. (BN) ..........................    3,981       55
   Cheil Industries (BY) ......................   1,210       18     Samsung Display Devices Co. (JY) ............      940       93
   CJ Corp. (JH) ..............................     450       24     Samsung Electro-Mechanics Co. (JY) ..........    1,616       41
   Dae Duck Electronic (JY) ...................   1,010        8     Samsung Electronics * (J0) ..................    3,619    1,439
   Daegu Bank (JP) ............................   3,420       20     Samsung Fine Chemicals Co., Ltd.
   Daelim Industrial Co., Ltd. (BJ) ...........     680       29        (BC) .....................................      450        6
   Daewoo Engineering & Construction                                 Samsung Fire & Marine Insurance (JR) ........      990       57
      (BL) ....................................   4,050       17     Samsung Heavy Industries (BM) ...............    4,670       23
   Daewoo Heavy Industries, Ltd. (BM) .........   1,800       14     Samsung Securities Co., Ltd. (JQ) ...........    1,444       25
   Daewoo Securities Co. (JQ) .................   2,610        8     Shinhan Financial (JP) ......................    5,963      103
   Daewoo Shipbuilding & Marine *                                    Shinsegaeco, Ltd. (JD) ......................      280       75
      (BM) ....................................   2,600       38     SK Corp. (BB) ...............................    2,400      111
   Daishin Securities * (JQ) ..................     750        9     SK Telecom Co., Ltd. * (J2) .................    1,091      166
   Daum Communications Corp. (JT) .............     280        7     Yuhan Corp. (JO) ............................      170       11
   Hana Bank * (JP) ...........................   3,370       80                                                              ------
   Hanjin Shipping Co., Ltd. (BR) .............   1,260       22                                                               4,340
   Hankook Tire Co., Ltd. (BU) ................   2,630       24
   Hanwha Chemical * (BC) .....................   1,480       11  Soviet Union - 0.0%
   Hite Brewery Co. (JG) ......................     230       17     Rostelecom - ADR * (J1) .....................    2,660       36
   Honam Petrochemical (BC) ...................     260       10
   Hyosung (BC) ...............................     620        6  Spain - 3.0%
   Hyundai Department Store * (JD) ............     260        7     Abertis Infrastructuras SA # (BT) ...........    6,929      129
   Hyundai Heavy Industries Co., Ltd.                                Acciona SA (BJ) .............................      779       50
      (BM) ....................................   1,230       33     Acerinox SA # (BF) ..........................    5,324       73
   Hyundai Industrial & Development                                  ACS Actividades de Construccion y
      (BJ) ....................................   1,720       19        Servicos SA # (BJ) .......................    7,089      129
   Hyundai Mobis (BU) .........................   1,490       75     Altadis SA -Ser. A (JI) .....................    7,414      252
   Hyundai Motor Co., Ltd. (BV) ...............   4,142      191     Amadeus Global Travel - Ser. A # (BO) .......    8,926       71
   Hyundai Securities Co. (JQ) ................   2,140        8     Antena 3 TV # * (JA) ........................      442       26
   Kangwon Land, Inc. (BZ) ....................   2,890       31     Banco Bilbao Vizcaya SA # * (JP) ............   86,329    1,188
   KIA Motors Corp. (BV) ......................   4,364       40     Banco Popular Espanol SA # (JP) .............    4,181      232
   Kookmin Bank * (JP) ........................   8,173      259     Banco Santander Central Hispano SA #
   Korea Exchange Bank * (JP) .................   3,310       19        * (JP) ...................................  115,013    1,123
   Korea Electric Power Corp. * (J3) ..........   6,921      131     Corp. Mapfre SA (JR) ........................    2,943       35
   Korea Telecom Corp. (J1) ...................   3,770      122     Endesa SA # * (J3) ..........................   25,559      487
   Korean Air Lines (BQ) ......................     640        9     Fomento de Construcciones y Contratas
   KT & G Corp. * (JI) ........................   2,650       70        SA (BJ) ..................................    1,400       52
   Kumgang Korea Che (BI) .....................     140       16     Gamesa Corp. Tecnologica, SA # (BA) .........    2,883       42
   LG Cable & Machinery, Ltd. (BK) ............     570        9     Gas Natural SDG SA # * (J4) .................    4,163      103
   LG Chemical (BC) ...........................   1,212       46     Grupo Ferrovial SA # * (BJ) .................    1,726       77
   LG Electronics, Inc. (BW) ..................   2,446      141     Iberdrola SA (J3) ...........................   20,444      424
   LG Engineering & Construction Co.                                 Iberia Lineas Aereas de Espana SA #
      (BJ) ....................................     960       18        (BQ) .....................................   11,781       33
   LG Household & health (JJ) .................     300        8     Inditex # (JE) ..............................    5,934      147
   LG Investment & Securities Co., Ltd. *                            Indra Sistemas SA (JU) ......................    3,278       44
      (JQ) ....................................   2,635       17     Metrovaces SA (JS) ..........................       47        2
   LG Petrochemical (BC) ......................     730       16     Metrovacesa SA # (JS) .......................      951       39
   NCsoft Corp. * (JT) ........................     330       27     NH Hoteles SA # * (BZ) ......................    2,106       23
   NHN Corp. (JT) .............................     302       25     Promotora de Informaciones SA # (JA) ........    1,976       36

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                             Market                                                           Market
                Name of Issuer                     Shares    Value                  Name of Issuer                  Shares    Value
                --------------                     -------  -------                 --------------                  -------  -------
                                                            (000's)                                                          (000's)
COMMON STOCK - Continued                                             COMMON STOCK - Continued

Spain - Continued                                                    Sweden - Continued
   Repsol SA # * (BB) ...........................   24,558   $  539     Telia AB (J1) ............................   50,100  $   243
   Sacyr Vallehermoso SA * (JS) .................       63        1     Trelleborg AB - Ser. B (BU) ..............    2,000       30
   Sociedad General de Aguas de                                         Volvo AB * (BM) ..........................    6,000      212
      Barcelona SA (J6) .........................    1,488       26     Volvo AB - Ser. A (BM) ...................    2,600       88
   Soge Cable # (JA) ............................      995       40     Wihlborgs Fastigheter AB (JS) ............    2,119       33
   Telefonica Publicidad e Informacion                                  WM Data AB - Ser. B # * (JU) .............   10,000       18
      SA * (JA) .................................    4,312       30                                                          -------
   Telefonica SA * (J1) .........................  119,508    1,788                                                            5,202
   Union Electrica Fenosa SA # (J3) .............    5,744      130  Switzerland - 5.8%
   Vallehermoso SA # (JS) .......................    2,542       36     ABB, Ltd. (BK) ...........................   50,405      308
   Zeltia SA # * (JN) ...........................    3,894       27     Adecco SA * (BO) .........................    3,570      177
                                                             ------     Ciba Specialty Chemicals AG * (BC) .......    1,833      114
                                                              7,434     Clariant AG (BC) .........................    6,226       75
Sweden - 2.1%                                                           Credit Suisse Group * (JP) ...............   30,661      980
   Ainax AB * (FB) ..............................        2              Geberit AG (BI) ..........................       96       75
   Alfa Laval AB # (BM) .........................    1,818       26     Givaudan (BC) ............................      193      117
   Assa Abloy # * (BI) ..........................    8,000      100     Holcim * (BD) ............................    4,975      263
   Atlas Copco AB (BM) ..........................    1,800       63     Kudelski SA # * (JY) .....................      879       25
   Atlas Copco AB - Ser. A (BM) .................    3,000      115     Kuoni Reisen Holding AG - Ser. B
   Axfood AB (JF) ...............................      686       19        (BZ) ..................................       80       30
   Billerud # (BE) ..............................    1,400       22     Logitech International SA (JX) ...........    1,158       56
   Capio AB * (JM) ..............................    1,963       19     Lonza Group AG (BC) ......................    1,010       46
   Carnegie & Co. (JQ) ..........................    1,496       15     Micronas Semiconductor Holdings AG
   Castellumab (JS) .............................    1,043       30        * (J0) ................................      860       36
   Electrolux AB - Ser. B * (BW) ................    7,500      137     Nestle SA * (JH) .........................   10,878    2,494
   Elekta AB - Ser. B * (JL) ....................      798       19     Nobel Biocare AG (JL) ....................      605       94
   Eniro AB Seki # (JA) .........................    4,444       38     Novartis AG (JO) .........................   64,188    2,995
   Gambro - Ser. A * (JM) .......................    4,700       54     Phonak Holdings AG # (JL) ................    1,150       37
   Gambro - Ser. B (JM) .........................    2,300       26     Richemont (JE) ...........................   14,120      391
   Getinge AB - Ser. B (JL) .....................    4,112       50     Rieter Holdings AG (BM)  .................      124       34
   Hennes & Mauritz AB # * (JE) .................   12,650      348     Roche Holdings AG * (JO) .................   18,943    1,959
   Hoganas AB - Cl. B (BF) ......................      700       16     Serono SA # (JN) .........................      170      105
   Holmen AB - Ser. B (BG) ......................    1,300       38     SGS Holdings (BO) ........................      116       64
   Lundlin Petroleum AB * (BB) ..................    4,477       26     Straumann Holdings (JL) ..................      210       45
   Modern Times Group # (JA) ....................    1,350       25     Sulzer AG (BM) ...........................       93       28
   NetCom Systems, Inc. - Cl. B # (J1) ..........    2,600       97     Swatch Group (BY) ........................      904      122
   Nordic Baltic Holding AB # (JP) ..............   58,500      478     Swatch Group AG * (BY) ...................    1,460       40
   Omhex AB # (JQ) ..............................    1,600       19     Swiss Reinsurance Co. * (JR) .............    8,590      495
   Oriflame Cosmetics SA * (JK) .................      750       17     Swisscom AG * (J1) .......................      723      251
   Sandvik AB (BM) ..............................    5,900      204     Syngenta AG (BC) .........................    2,913      278
   SAS AB # (BQ) ................................    2,400       18     Synthes, Inc. * (JL) .....................    1,190      130
   Scania AB - Ser. B (BM) ......................    2,600       88     UBS AG * (JP) ............................   28,826    2,031
   Securitas AB # * (BO) ........................    8,000      106     Unaxis Holding AG * (J0) .................      276       24
   Skand Enskilda Banken - Cl. A (JP) ...........   12,600      195     Valora Holding AG (JE) ...................      105       22
   Skandia Forsakrings AB (JR) ..................   27,000      107     Zurich Finance (JR) ......................    3,890      555
   Skanska AB - Ser. B (BJ) .....................    9,900      103                                                          -------
   SKF AB - Ser. B (BM) .........................    2,500       95                                                           14,496
   SSAB Svensktal AB - Ser. A (BF) ..............    1,600       30  Taiwan - 1.3%
   SSAB Svensktal AB - Ser. B (BF) ..............      800       15     Accton Technollogies, Inc. (JW) ..........   10,000        4
   Svenska Cellulosa AB - Cl. B (BG) ............    5,200      202     Acer Communicaton (JX) ...................   32,279       34
   Svenska Handelsbanken, Inc. (JP) .............   14,800      310     Acer, Inc. * (JX) ........................   34,234       46
   Swedish Match # (JI) .........................    9,000       95     Advanced Semiconductor Engineering,
   Telefonaktiebolaget LM Ericsson AB                                      Inc. (J0) .............................   47,376       32
      (JW) ......................................  391,200    1,213     Advantech Co., Ltd. (JX) .................    2,099        4

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                Name of Issuer                   Shares    Value                   Name of Issuer                   Shares    Value
                --------------                   -------  -------                  --------------                   -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Taiwan - Continued                                                 Taiwan - Continued
   Arima Computer (JX) ........................   14,000    $  4      Optimax Technology Corp. (JY) ..............    4,804   $   11
   Asia Cement Corp. (BD) .....................   20,235      13      Oriental Union Chemical Corp. (BC) .........    8,000        9
   Asia Optical Co., Inc. (BX) ................    2,297      11      Phoenixtec Power (BK) ......................    7,000        7
   Asustek Computer * (JX) ....................   34,712      76      Polaris Securities (JQ) ....................   18,051        9
   AU Optronics Corp. * (JY) ..................   65,088      82      Pou Chen Corp. (BY) ........................   25,334       21
   BES Engineering Corp. (BJ) .................   22,440       3      Premier Image Technology (BX) ..............    6,300        5
   Cathay Construction * (JS) .................   15,000       8      President Chain Store Corp. (JF) ...........    9,594       14
   Cathay Financial Holding Co., Ltd.                                 Prodisc Technology, Inc. * (JX) ............   10,717        5
      (JR) ....................................   77,000     145      Quanta Computer, Inc. (JX) .................   29,100       50
   Chang Hwa Commercial Bank (JP) .............   60,000      34      Quanta Display, Inc. * (JY) ................   30,000       15
   Cheng Shin Indiana (BU) ....................    9,864      12      Realtek Semiconductor Corp. * (J0) .........   10,130       11
   Chi Mei Optoelectronics Corp. (JX) .........   33,210      42      Ritek Corp. (JX) ...........................   36,561       14
   China Airlines # (BQ) ......................   13,650       7      Sampo Corp. (BW) ...........................   18,900        4
   China Dev Fin Holding (JP) .................  156,787      69      Shihlin Electric (BK) ......................    6,000        4
   China Motor Corp. (BV) .....................   10,000      12      Shin Kong Financial Holding Co., Ltd.
   China Steel Corp. (BF) .....................  121,095     123         (JR) ....................................   32,161       26
   China Trust Finance (JP) ...................   80,914      87      Siliconware Precision (J0) .................   29,111       20
   Chungwa Picture Tubes, Ltd. (JY) ...........   60,217      26      Sinopac Holding (JP) .......................   54,389       29
   Chungwa Telecom Co., Ltd. (J1) .............   33,000      55      Synnex Technology International Corp.
   CMC Magnetics Corp. (JX) ...................   44,775      22         (JY) ....................................    9,900       14
   Compal Electronics, Inc. * (JX) ............   47,981      48      SYSTEX Corp. (JU) ..........................   14,000        5
   Compeq Manufacturing Co., Ltd. *                                   Taishin Financial Holding Co., Ltd.
      (JX) ....................................   12,000       4         (JP) ....................................   48,877       39
   DD Link (JW) ...............................    8,406       9      Taiwan Cellular Corp. (J2) .................   36,000       35
   Delta Electronics Inc. (JY) ................   16,500      23      Taiwan Cement (BD) .........................   24,840       14
   E. Sun Financial * (JP) ....................   27,879      17      Taiwan Glass Industrial Corp. (BI) .........    7,560        7
   Eternal Chemical Co., Ltd. * (BC) ..........    7,000       4      Taiwan Secom Co. (BO) ......................    5,000        5
   Eva Airways (BQ) ...........................   18,669       7      Taiwan Semiconductor * (J0) ................  288,527      368
   Evergreen Marine Corp. (BR) ................   13,779      14      Taiwan Styrene Monomer Corp. (BC) ..........    8,000        6
   Far East Textile (BL) ......................   35,301      24      Tatung (BL) ................................   59,146       23
   First Financial Holding, Co., Ltd. *                               Teco Electric & Machine (BK) ...............   28,000        8
      (JQ) ....................................   69,000      51      Uni-President Enterprises Co. (JH) .........   34,000       16
   Formosa Chemical & Fibre (BC) ..............   59,160     102      United Microelectronics Corp. * (J0) .......  270,566      163
   Formosa Plastic * (BC) .....................   63,396      99      Via Technologies Inc. * (J0) ...............   15,310        9
   Formosa Taffeta Co., Ltd. (BY) .............   12,240       6      Walshin Lihwa W&C (BK) .....................   34,000       17
   Fu Sheng Industrail Co., Ltd. (BL) .........   10,000      14      Wan Hai Lines, Ltd. (BR) ...................   12,600       12
   Fubon Financial Holding Co. (JQ) ...........   64,000      59      Winbond Electronic (J0) ....................   62,084       25
   Giant Manufacturing Co., Ltd. (BX) .........    3,000       4      WUS Printed Circuit (JY) ...................    7,212        3
   Gigabyte Technology Co. (JX) ...............    8,400      10      Ya Hsing Indiana Co. * (JY) ................   11,728       11
   Hon Hai Precision Insustry Co., Ltd. -                             Yageo Corp. (JY) ...........................   38,000       14
      Cl. G * (JY) ............................   39,740     137      Yang Ming Marine (BR) ......................   17,845       16
   Hua Nan Financial Holding Co. (JP) .........   51,920      39      Yieh Phuients Co. (BD) .....................   14,000       11
   International Bank of Taipei (JP) ..........   31,500      22      Yue Loong Motor Co. (BV) ...................   14,210       15
   Inventec Co., Ltd. (JX) ....................   23,100      11      Yuen Foong Yu Manufacturing Co.,
   Kinpo Electronics (JZ) .....................   16,200       7         Ltd. (BG) ...............................   19,440       10
   Largan Precision Co. (BL) ..................    1,100       8      Zyxel Communication (JW) ...................    4,600       10
   Lite on Technology (JX) ....................   34,712      32                                                              ------
   Macronix International Co., Ltd. (J0) ......   85,177      18                                                               3,142
   MediaTek, Inc. (J0) ........................   10,628      71   Thailand - 0.3%
   Mega Financial Holding Co., Ltd. (JP) ......  159,000     100      Advanced Information Services (J2) .........   24,700       62
   Micro Star International (JX) ..............    5,670       4      Airports of Thailand * (BT) ................   11,700       15
   Nan Ya Plastic Corp. (BC) ..................   86,723     126      Bangkok Bank (JP) ..........................    7,500       17
   Nien Hsing Textile Co., Ltd. (BY) ..........    6,000       5      Bangkok Bank Co., Ltd. * (JP) ..............   26,200       62
   Nien Made Enterprises Co., Ltd. (JH) .......    3,840       6

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                  Name of Issuer                  Shares   Value                    Name of Issuer                 Shares     Value
                  --------------                  ------  -------                   --------------               ----------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Thailand - Continued                                               Thailand - Continued
   Bangkok Expressway Public Co., Ltd.                                Tisco Finance plc (JQ) ..................       8,500   $    5
      (BT) .....................................   9,700    $ 5                                                               ------
   Banpu Co. (BF) ..............................   2,700      9                                                                  660
   Bec World (JA) ..............................  25,200     11
   Charoen Pokphand Public Co., Ltd.                               Turkey - 0.2%
      (JH) .....................................  64,100      9       Akbank TAS * (JP) .......................  14,899,355       67
   Delta Electronics (JY) ......................  10,000      6       Akrilik Kimya Sanayii SA (BY) ...........     308,000        3
   Electricity Generating Public Co., Ltd.                            Aksigorta * (JR) ........................   1,520,000        5
      (J3) .....................................   3,400      5       Alarko Holdings (JQ) ....................     137,000        3
   GMM Grammy Public Co., Ltd. (JA) ............   6,900      3       Anadolu Efes Biracilik ve Malt Sanayii
   Hana Micorelectronic Public Co., Ltd.                                 AS * (JG) ............................   1,601,883       25
      (JY) .....................................  11,500      6       Arcelik AS (BW) .........................   2,270,521       13
   Italian Thai Development Public Co.,                               Aygaz AZ (J4) ...........................   1,848,000        4
      Ltd. (BJ) ................................  33,500      8       CIMSA (BD) ..............................   1,377,000        4
   ITV PCL * (JA) ..............................   8,400      2       Dogan Sirketler Grubu Holding AS
   Kasikornbank Public Co., Ltd. * (JP) ........   5,900      6          (JQ) .................................   7,303,750       13
   Kiatnakin Finance Public Co., Ltd. (JQ) .....   5,600      4       Dogan Yayin Holding Corp. * (JA) ........   2,232,000        8
   Kim England Securities, Ltd. * (FB) .........   3,100      3       Eregli Demir ve Celik Fabrikalari TAS
   Krung Thai Bank Public Co., Ltd. (JP) .......  78,300     16          (BF) .................................  11,198,336       41
   Land & Houses (BJ) ..........................  65,300     15       Ford Otomotiv Sanayi AS (BV) ............   1,659,934       13
   Land & Houses Public Co., Ltd. (JS) .........  30,500      7       Haci Omer Sabanci Holding AG (JQ) .......   6,811,211       25
   National Finance Public Co., Ltd. -                                Hurriyet Gazete * (JA) ..................   4,139,500        8
      Foriegn (FINL) ...........................  18,300      5       Koc Holding AS (JQ) .....................   4,482,155       26
   National Petrochemical Public Co., Ltd.                            Migros Turk TAS (JF) ....................   1,463,000        8
      (BC) .....................................   2,100      7       T Sise Co. (BW) .........................   4,206,625        9
   PTT Exploration & Production Public                                Tofas Otomobil (BV) .....................   3,193,000        8
      Co., Ltd. (BB) ...........................   7,300     53       Trakya * (BI) ...........................   2,261,000        6
   PTT Public Co. (BB) .........................  23,500     98       Tupras-Turkiye Petrol Rafinerileri AS
   Ratchaburi Electric (J3) ....................   6,200      3          (BB) .................................   2,487,737       20
   Sahavirya Steel Industries Public Co.,                             Turkcell Iletisim Hizmetleri AS (J2) ....   5,859,747       26
      Ltd. * (BD) ..............................  11,100      8       Turkiye Garanti Bankasi AS * (JP) .......   8,165,662       27
   Seven Eleven * (JE) .........................   2,500      4       Turkiye Is Bankasi - Cl. C * (JP) .......  13,968,769       51
   Shin Corp. (J2) .............................  28,800     26       Vestel Elektronik Sanayi ve Ticaret AS
   Siam Cement Co. * (BD) ......................   8,437     54          (BW) .................................   2,258,000        9
   Siam City Cement Public Co., Ltd.                                  Yapi ve Kredi Bankasi AS * (JP) .........   9,608,380       25
      (BD) .....................................   1,300      8                                                               ------
   Siam Commercial Bank Public Co. *                                                                                             447
      (JP) .....................................  15,500     17
   Siam Makro (JD) .............................   2,400      3    United Kingdom - 20.7%
   Sino Thai Engineering & Construction                               3I GROUP (JQ) ...........................      15,710      158
      * (BJ) ...................................  13,800      5       Aegis Group plc (JA) ....................      28,822       50
   TelecomAsia Corp. Public Co., Ltd.                                 Aggreko plc (BO) ........................       6,663       17
      (J1) .....................................  37,800      5       Alliance Unichem (JM) ...................       6,310       76
   Thai Airways International plc (BQ) .........  14,200     17       AMEC plc (BJ) ...........................       7,702       44
   Thai Farmers Bank Public Co., Ltd. *                               Amvescap plc * (JQ) .....................      17,666       95
      (JP) .....................................  32,300     36       ARM Holdings plc (J0) ...................      26,334       40
   Thai Olefin Public * (BC) ...................   5,500      9       Arriva plc (BS) .........................       4,475       36
   Thai Union Frozen Products Public                                  Association British Ports (BT) ..........       8,519       68
      Co., Ltd. (JH) ...........................   8,400      5       AstraZeneca Group plc * (JO) ............      43,432    1,780
   The Siam Cement Public Co., Ltd. (BI) .......   3,700     21       Balfour Beatty plc (BJ) .................      10,767       54
                                                                      Barclays (JP) ...........................     166,849    1,600
                                                                      Barratt Developments plc (BW) ...........       6,152       63
                                                                      BBA Group plc (BT) ......................      11,712       57
                                                                      Bellway plc (BW) ........................       2,588       34
                                                                      BG Group plc * (BB) .....................      90,882      610
                                                                      Billiton plc (BF) .......................      63,528      668

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                   Name of Issuer                    Shares   Value
                 --------------                  -------  -------                  --------------                   -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

United Kingdom - Continued                                         United Kingdom - Continued
   BOC Group plc * (BC) .......................   13,417   $  215     Imperial Tobacco Group plc (JI) ............   18,731   $  408
   Boots Group (JF) ...........................   19,863      231     Inchcape plc (JB) ..........................    1,803       51
   BP Amoco plc (BB) ..........................  566,216    5,405     Intercontinental Hampshire (BZ) ............   18,971      216
   BPB (BD) ...................................   12,676       98     Intertek Group plc (BL) ....................    3,579       39
   Brambles Industries * (BO) .................   18,705       87     Invensys plc (BM) ..........................  146,432       30
   British Aerospace plc (BH) .................   82,266      335     ITV (JA) ...................................  110,294      215
   British Airport Authority plc (BT) .........   28,893      289     Johnson Matthey (BF) .......................    5,628       97
   British Airways plc * (BQ) .................   13,903       52     Kelda Group plc (J6) .......................    9,945       96
   British American Tobacco plc * (JI) ........   39,996      580     Kesa Electricals (JE) ......................   13,591       70
   British Land Co. plc (JS) ..................   12,543      169     Kidde plc (BK) .............................   21,333       48
   British Sky Broadcast plc (JA) .............   33,809      293     Kingfisher * (JE) ..........................   62,350      348
   BT Group (J1) ..............................  222,167      723     Land Securities SGP (JS) ...................   12,564      267
   Bunzl (BO) .................................   11,871       89     Legal & General Group plc (JR) .............  174,723      314
   Cable & Wireless plc * (J1) ................   61,386      109     Liberty National (JP) ......................    6,369       95
   Cadbury Schweppes plc * (JH) ...............   53,027      408     Lloyds TSB Group plc (JP) ..................  145,107    1,133
   Capita Group plc (BO) ......................   17,224      103     Logica plc * (JU) ..........................   19,306       60
   Carnival plc (BZ) ..........................    4,540      223     London Stock Exchange (FB) .................    6,102       38
   Cattles plc (JQ) ...........................    8,424       50     Manitoba Group (JQ) ........................    7,541      162
   Centrica plc (J4) ..........................  109,584      498     Marconi Group plc * (JW) ...................    4,815       51
   CGU plc (JR) ...............................   58,104      576     Marks & Spencer * (JD) .....................   57,686      358
   Close Brothers Group plc (JQ) ..............    3,596       45     Meggitt plc (BH) ...........................    9,650       43
   Cobham plc (BH) ............................    2,834       68     MFI Furniture Group (BW) ...................   15,783       30
   Compass Group plc * (BZ) ...................   55,329      221     Misys plc (JV) .............................   14,419       51
   Cookson Group plc * (BL) ...................   43,751       24     Mitchells & Butler (BZ) ....................   13,419       66
   Corus Group plc * (BF) .....................  111,904      103     National Express Group (BS) ................    3,230       40
   Daily Mail & General Trust (JA) ............    7,843      102     National Grid Group * (J3) .................   79,313      669
   Davis Service (BO) .........................    5,245       35     National Power plc (J5) ....................   38,019      100
   De La Rue plc (BO) .........................    4,733       27     Next Group (JD) ............................    7,039      208
   Diageo plc * (JG) ..........................   80,069    1,000     Novar plc (BI) .............................   11,031       23
   Dixons Group plc (JE) ......................   50,051      155     Pearson plc * (JA) .........................   21,624      231
   Electrocomponents plc * (BN) ...............   11,177       63     Peninsular & Oriental Steam Navigation
   EMAP plc * (JA) ............................    6,597       90        Co. (BR) ................................   19,050       91
   EMI Group plc (JA) .........................   20,296       81     Persimmon plc (BW) .........................    6,918       83
   Enterprise Inns (BZ) .......................    9,061       93     Pilkington plc (BI) ........................   26,894       44
   Exel * (BP) ................................    7,708       95     Premier Farnell plc (JY) ...................    8,500       30
   Firstgroup (BS) ............................   10,517       56     Provident Financial (JQ) ...................    6,532       67
   FKI plc (BL) ...............................   14,956       32     Prudential Corp. (JR) ......................   51,581      420
   Friends Provident plc * (JR) ...............   42,398      107     Punch Taverns plc (BZ) .....................    5,992       55
   George Wimpey plc (BW) .....................    9,843       72     Rank Group plc * (BZ) ......................   15,289       77
   GKN * (BU) .................................   18,806       73     Reckitt Benckiser * (JJ) ...................   15,344      376
   GlaxoSmithKline plc * (JO) .................  153,399    3,306     Reed International plc (JA) ................   34,135      300
   Great Portland Estates plc (JS) ............    3,306       17     Rentokil Initial plc (BO) ..................   47,252      129
   Group 4 Securicor * (BO) ...................   29,946       63     Reuters Group plc * (JA) ...................   38,619      218
   Hammerson plc (JS) .........................    7,096       93     Rexam (BE) .................................   14,051      108
   Hanson Building Materials * (BD) ...........   18,525      137     Rio Tinto plc * (BF) .......................   27,489      739
   Hays plc * (BO) ............................   43,002      103     RMC Group plc * (BD) .......................    6,811      105
   HBOS * (JP) ................................  100,721    1,360     Rolls Royce Group * (BH) ...................   39,312      180
   Hilton Group plc * (BZ) ....................   42,775      214     Rolls Royce Group - Cl. B * (BV) ...........  959,000        2
   HMV Group plc * (JE) .......................    8,986       37     Royal & Sun Alliance Insurance Group
   HSBC Holdings plc (JP) .....................  285,735    4,535        * (JR) ..................................   74,055       96
   ICAP (JQ) ..................................   11,141       44     Royal Bank of Scotland Group * (JP) ........   77,298    2,233
   IMI (BM) ...................................    9,010       58     Ryanair Holdings (BQ) ......................      680        3
   Imperial Chemical Industries plc *                                 Sainsbury J plc (JF) .......................   34,809      160
      (BC) ....................................   30,641      117     Schroders (JQ) .............................    3,199       36

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                            Market                                                            Market
                Name of Issuer                    Shares    Value                       Name of Issuer               Shares   Value
                --------------                  ---------  -------                      --------------               ------  -------
                                                           (000's)                                                           (000's)
COMMON STOCK - Continued                                             COMMON STOCK - Continued

United Kingdom - Continued                                           United States - Continued
   Scottish & Newcastle (JG) .................     20,596  $   141      Companhia Vale Do Rio Doce - ADR
   Scottish and Southern Energy (J3) .........     23,115      326         (BF) ...................................   6,282   $ 141
   Scottish Power plc * (J3) .................     48,224      369      Compania Anonima Nacional
   Serco Group plc (BO) ......................     11,270       44         Telefonos De Venezuela - ADR (J1) ......   2,697      61
   Severn Trent (J6) .........................      8,874      141      Compania Brasileira de Distribuicao
   Shell Transport & Trading Co. plc *                                     Grupo Pao de Acucar - ADR (JF) .........     485      10
      (BB) ...................................    249,587    1,831      Compania Cervecerias Unidas SA -
   Signet Group (JE) .........................     44,166       91         ADR # * (JG) ...........................     470      11
   Slough Estates Finance plc (JS) ...........     10,753       91      Compania de Telecomunicaciones de
   Smith & Nephew (JL) .......................     25,078      230         Chile SA # * (J1) ......................   8,006      89
   Smiths Group (BL) .........................     15,172      204      Distribucion y Servicio D&S SA -
   Songbird Estates - Cl. B * (JS) ...........        976        2         ADR (JF) ...............................   1,002      16
   South African Breweries plc * (JG) ........     21,561      285      ECI Telecommunications, Ltd. # *
   SSL International plc (JL) ................      4,886       24         (JW) ...................................   1,334       9
   Stagecoach Group * (BS) ...................     21,318       35      Embotelladora Andina SA - ADR *
   Tate & Lyle (JH) ..........................     10,539       74         (JG) ...................................     935      12
   Taylor Woodrow (BW) .......................     15,518       74      Embotelladora Andina SA - Ser. B
   Tesco plc * (JF) ..........................    198,207    1,023         ADR (JG) ...............................   1,052      13
   The Berkeley Group plc (BW) ...............      2,816       65      Embratel Participacoes SA - ADR #
   The Great Universal Stores plc (JC) .......     25,912      422         (J1) ...................................   3,384      38
   The Sage Group plc (JV) ...................     31,670       93      Empresa Brasileira de Aeronautica SA
   Tomkins plc (BL) ..........................     19,882       95         * (BH) .................................   1,584      42
   Trinity Mirror plc (JA) ...................      7,207       86      Empresa Nacional de Electricidad SA -
   Unilever plc * (JH) .......................     71,289      580         ADR * (J3) .............................   6,680     105
   United Business Media (JA) ................      8,633       73      Enersis SA - ADR * (J3) ...................  15,963     116
   United Utilites - Cl. A (J6) ..............      7,960       53      Gerdeau SA - ADR # (BF) ...................   2,792      46
   United Utilities plc * (J5) ...............     14,287      144      Given Imaging, Ltd. # * (JL) ..............     316      12
   Vodafone AirTouch plc (J2) ................  1,741,019    4,167      JSC Norilsk Nickel - ADR (BL) .............   1,861     118
   Whitbread * (BZ) ..........................      7,613      113      Lukoil Holding - ADR * (BB) ...............   2,907     360
   William Hill (BZ) .........................     10,830      105      M-Systems Flash Disk Pioneers, Ltd. #
   Wolseley (BN) .............................     15,683      268         * (JX) .................................     602      10
   WPP Group plc * (JA) ......................     29,254      272      Orbotech, Ltd. * (JY) .....................     835      15
   Yell Group plc (JA) .......................     17,910      114      Petrobas Energia Participacoes SA -
                                                            ------         ADR Cl. B (JQ) .........................   2,541      28
                                                            51,353      Petroleo Brasileiro SA * (BB) .............   6,036     218
                                                                        Petroleo Brasileiro SA ADR # (BB) .........   8,385     275
United States - 1.5%                                                    PT Indonesian Satellite Corp. - ADR
   Alvarion, Ltd. (JW) .......................        998       13         (J1) ...................................   1,984      48
   AO Mosenergo - ADR # (J3) .................      2,476       37      Radware, Ltd. * (JT) ......................     401       9
   Banco Bradesco SA - ADR (JP) ..............      2,429      128      Ryanair Holdings plc - ADR # * (BQ) .......     581      17
   Banco Santander Chile - ADR (JP) ..........      2,767       77      Surgutneftegaz - ADR (BB) .................   3,038     146
   Brasil Telecom Participacoes S.A. (J1)             966       31      Surgutneftegaz - ADR # (BB) ...............  13,139     478
   Braskem SA - ADR # (BC) ...................      7,493      248      Tele Centro Oeste Celular Participacoes
   Centrais Electricas Brasileirias SA -                                   - ADR (J2) .............................   1,301      13
      ADR Cl. B # * (J3) .....................      2,207       16      Tele Norte Leste Participacoes SA -
   Check Point Software Technologies,                                      ADR # (J1) .............................   5,501      73
      Ltd. * (JT) ............................      5,126       87      Telesp Celular Participacoes SA - ADR
   Companhia De Bebidas ADR (JG) .............      4,804      108         * (J2) .................................   3,624      22
   Companhia Energetica de Minas Gerias                                 Tenaris SA - ADR (BA) .....................   1,125      51
      - ADR (J3) .............................      1,994       43      Unibanco - Uniao de Bancos
   Companhia Siderurgica Nacional - SA -                                   Brasileiros SA - GDR * (JP) ............   1,735      42
      ADR * (BF) .............................      3,152       49      Unified Energy Systems Russia - ADR
   Companhia Vale do Rio Doce - ADR                                        (J3) ...................................   3,060      89
      (BF) ...................................      8,856      171

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
                                                           Market                                                            Market
                Name of Issuer                   Shares    Value                      Name of Issuer             Shares      Value
                --------------                  -------  --------                     --------------            -------    --------
                                                          (000's)                                                          (000's)
COMMON STOCK - Continued                                           WARRANTS

United States - Continued                                          Hong Kong - 0.0%
   Vina Concha y Toro SA - ADR (JG) ..........     371   $     21     Kingboard Chemical (BC)
   Votorantim Celulose e Papel SA - ADR                               expires 12/31/06 .......................    1,000    $      0
      (BG) ...................................     530         18  Mexico - 0.0%
                                                         --------     Cemex SA (BI)
                                                            3,780     expires 12/21/04 .......................      137           0
                                                         --------                                                           -------
                           TOTAL COMMON STOCK-                                                 TOTAL WARRANTS-
                               (Cost $218,667)    96.6%   239,982                                    (Cost $0)      0.0%          0

PREFERRED STOCK                                                    RIGHTS

Australia - 0.2%                                                   Belgium - 0.0%
   News Corp., Ltd. (JA) .....................     586        550     Colruyt SA (JE)
                                                                      expires 03/31/05 .......................      461           1
Brazil - 0.2%
   BCO Itau Holdings Financeira (JP) .........   1,440        160  France - 0.0%
   Caemi Mieracao e Metalurgia SA (BF) .......      40         25     Thomson DT (BO)
   Compahnia de Bebidas das Americas                                  expires 10/12/04 .......................    6,171           0
      (JG) ...................................     120         27
   Companhia Vale do Rio Doce (BF) ...........       2         46  Taiwan - 0.0%
   Empresa Bras De Aerona (BH) ...............       3         21     Prodisc Technology, Inc. (JX)
   Klabin SA (BG) ............................      11         18     expires 09/13/04 .......................    9,000           0
   Petroleo Brasileiro SA - Petrobras (BB)....       2         72
   Sadia SA (JH) .............................      11         21  Thailand - 0.0%
   Tele Norte Leste (JQ) .....................       1         20     TelecomAsia (J1)
   Usinas Siderurgicas de Minas SA (BF).......       1         19     expires 04/30/08 .......................   35,747           0
   Votorantim Papel (BG) .....................     200         14                                                          --------
                                                         --------                                TOTAL RIGHTS-
                                                              993                                    (Cost $0)      0.0%          1

Germany - 0.2%                                                                                                    Par
   Fresenius Medical Care AG (JM) ............       7         36                                                Value
   Henkel KGAA (JJ) ..........................     101        111                                               -------
   Porsche AG (BV) ...........................       1        131                                               (000's)
   Prosiebebensati Medi (JA) .................       2         37  INVESTMENT COMPANIES HELD
   RWE AG (J5) ...............................       1         41  AS COLLATERAL ON LOANED
   Volkswagen AG (BV) ........................       3         74  SECURITIES - 26.0%
                                                         --------     State Street Navigator Securities
                                                              430        Lending Portfolio ...................  $64,688      64,688

New Zealand - 0.0%                                                 SHORT-TERM INVESTMENTS - 1.9%
   Tenon, Ltd. (BG) ..........................       1          2     Investment in joint trading account
                                                                         1.826% due 10/01/04
South Korea - 0.1%                                                       (Cost $4,861) .......................    4,861       4,861
   Hyundai Motor Co. (BV) ....................       1         26                                               -------    --------
   LG Electronics, Inc. (BW) .................      16         15
   Samsung Electronics (BL) ..................       1        156                           TOTAL INVESTMENTS-
                                                         --------                              (Cost $289,703)    125.2%    311,201
                                                              197         Payables, less cash and receivables-    (25.2)%  (62,681)
                                                                                                                -------    --------
Switzerland - 0.0%                                                                                 NET ASSETS-    100.0%   $248,520
   Schindler Holding AG (BM) .................      39         42                                               =======    ========

Thailand - 0.0%                                                    *    Non-income producing security.
   Siam Commercial Bank Public Co. (a)                                  ADR-American Depository Receipt.
      (JP) ...................................       6          6       GDR-Global Depository Receipt.
                                                         --------  #    At September 30, 2004 all or portion of this security was
                        TOTAL PREFERRED STOCK-                          out on loan.
                                 (Cost $1,487)     0.7%     1,670

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                           % of                                                             % of
                                  Industry     Market    Long-Term                                 Industry     Market    Long-Term
           Industry             Abbreviation    Value   Investments             Industry         Abbreviation    Value   Investments
           --------             ------------  --------  -----------             --------         ------------  --------  -----------
                                               (000s)                                                           (000s)
Banks ........................       JP       $ 40,881     16.9%     Personal Products ........       JK       $    747       0.3%
Oil & Gas ....................       BB         22,958      9.5%     Internet Software &
Pharmaceuticals ..............       JO         16,127      6.7%        Services ..............       JT            680       0.3%
Diversified Telecommunication                                        Real Estate Development ..       JS            634       0.3%
   Services ..................       J1         10,832      4.5%     Health Care Providers &
Insurance ....................       JR         10,543      4.4%        Services ..............       JM            537       0.2%
Metals & Mining ..............       BF         10,117      4.2%     Airlines .................       BQ            529       0.2%
Electric Utilities ...........       J3          7,767      3.2%     Internet & Catalog
Wireless Telecommunications                                             Retail ................       JC            487       0.2%
   Services ..................       J2          7,257      3.0%     Containers & Packaging ...       BE            361       0.1%
Automobiles ..................       BV          7,223      3.0%     Water Utilities ..........       J6            316       0.1%
Diversified Financials .......       JQ          6,801      2.8%     Energy Equipment &
Chemicals ....................       BC          6,646      2.7%        Services ..............       BA            276       0.1%
Media ........................       JA          6,376      2.6%     Real Estate Investment
Food Products ................       JH          6,311      2.6%        Trust .................       JS            244       0.1%
Household Durables ...........       BW          4,813      2.0%     Distributors .............       JB            168       0.1%
Food & Drug Retailing ........       JF          4,060      1.7%     Biotechnology ............       JN            162       0.1%
Communications Equipment .....       JW          3,946      1.6%     Commingled Fund ..........       99             87       0.0%
Semiconductor Equipment &                                            Finance ..................       FB             76       0.0%
   Products ..................       J0          3,792      1.6%                                               --------     -----
Electrical Equipment .........       BK          3,581      1.5%                                               $241,653     100.0%
Real Estate Operations .......       JS          3,430      1.4%                                               ========     =====
Beverages ....................       JG          3,311      1.4%
Electronic Equipment &
   Instruments ...............       JY          3,285      1.4%
Machinery ....................       BM          3,085      1.3%
Hotels Restaurants &
   Leisure ...................       BZ          2,574      1.1%
Specialty Retail .............       JE          2,486      1.0%
Industrial Conglomerates .....       BL          2,378      1.0%
Road & Rail ..................       BS          2,279      1.0%
Construction Materials .......       BD          2,263      0.9%
Commercial Services &
   Supplies ..................       BO          2,196      0.9%
Multiline Retail .............       JD          2,116      0.9%
Auto Components ..............       BU          1,965      0.8%
Gas Utilities ................       J4          1,870      0.8%
Tobacco ......................       JI          1,791      0.7%
Multi-Utilities ..............       J5          1,507      0.6%
Construction & Engineering ...       BJ          1,437      0.6%
Computers & Peripherals ......       JX          1,431      0.6%
Software .....................       JV          1,423      0.6%
Building Products ............       BI          1,405      0.6%
Trading Companies &
   Distributors ..............       BN          1,401      0.6%
Office Electronics ...........       JZ          1,385      0.6%
Paper & Forest Products ......       BG          1,378      0.6%
Transportation
   Infrastructure ............       BT          1,303      0.5%
Health Care Equipment &
   Supplies ..................       JL          1,300      0.5%
Textiles & Apparel ...........       BY          1,289      0.5%
Aerospace & Defense ..........       BH          1,234      0.5%
Marine .......................       BR          1,104      0.5%
IT Consulting & Services .....       JU          1,059      0.4%
Household Products ...........       JJ            947      0.4%
Leisure Equipment &
   Products ..................       BX            901      0.4%
Air Freight & Couriers .......       BP            785      0.3%

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock International Equity Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account
I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Multi-Class Operations: All income, expenses (except class specific expenses) and realized and unrealized gains (losses) are allocated to each class based upon the relative net assets of each class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Securities lending: The Fund has entered into an agreement with State Street Bank and Trust Company ("SSBT") to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $61,834                  $64,688

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, open financial futures contracts for the Fund were as follows:

                                   Open                                    Unrealized
                                Contracts   Position   Expiration Month   Depreciation
                                ---------   --------   ----------------   ------------
CAC 40 10 Euro Index Futures        1         Long        December 04         $ --
TOPIX Index Futures                12         Long        December 04          (42)
Share Price Index Futures           5         Long        December 04            5
S&P Canada 60 Index Futures         6         Long        December 04            7
DAX Index Futures                   3         Long        December 04           (6)
MIB 30 Index Futures                1         Long        December 04           --
Hang Seng Stock Index Futures       1         Long         October 04           --
FTSE 100 Index Futures             17         Long        December 04            1
                                                                              ----
                                                                              $(35)
                                                                              ====

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of September 30, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                Unrealized
                       Principal Amount                        Appreciation/
Currency Purchased   Covered by Contract   Expiration Month   (Depreciation)
------------------   -------------------   ----------------   --------------
Australian Dollar             315             December 04           $ 5
Canadian Dollar               441             December 04             5
Euro                          403             December 04             4
Pound Sterling              1,428             December 04             8
Hong Kong Dollar               78             December 04            --
Japanese Yen                1,122             December 04             2
                                                                    ---
                                                                    $24
                                                                    ===

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $114,080          $40,359

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $155,390       $23,775       $(11,984)        $11,791

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                         Market                                                               Market
               Name of Issuer                   Shares   Value                  Name of Issuer                       Shares   Value
               --------------                   ------  -------                 --------------                       ------  -------
                                                        (000's)                                                              (000's)
COMMON STOCK                                                     COMMON STOCK - Continued

Aerospace & Defense - 3.0%
   Boeing Co. * .............................  111,300  $ 5,745  Electric Utilities - 0.9%
   United Defense Industries, Inc. * ........  108,500    4,339     AES Corp. * ..................................  494,400  $ 4,939
   United Technologies Corp. * ..............   74,400    6,948
                                                        -------  Energy Equipment & Services - 0.6%
                                                         17,032     Grant Prideco, Inc. * ........................  154,700    3,170

Air Freight & Couriers - 0.7%                                    Finance - 0.5%
   Fedex Corp. ..............................   49,300    4,224     First Marblehead Corp. # .....................   60,800    2,821

Airlines - 0.8%                                                  Health Care Equipment & Supplies - 4.5%
   JetBlue Airways Corp. * ..................  222,000    4,644     Boston Scientific Corp. * ....................  117,300    4,660
                                                                    C.R. Bard, Inc. * ............................   88,900    5,035
Automobiles - 0.6%                                                  Guidant Corp. ................................   30,200    1,994
   Harley-Davidson, Inc. * # ................   59,300    3,525     St. Jude Medical, Inc. * .....................   81,000    6,097
                                                                    Stryker Corp. * ..............................   83,900    4,034
Beverages - 1.7%                                                    Zimmer Holdings, Inc. * ......................   46,100    3,644
   Coca-Cola Co. * ..........................  134,700    5,395                                                              -------
   PepsiCo, Inc. * ..........................   91,900    4,471                                                               25,464
                                                        -------
                                                          9,866  Health Care Providers & Services - 2.2%
                                                                    Lincare Holdings, Inc. * .....................   80,100    2,380
Biotechnology - 2.7%                                                UnitedHealth Group, Inc. * ...................   65,900    4,860
   Amgen, Inc. * ............................  134,900    7,646     Wellpoint Health Networks, Inc. * ............   47,800    5,023
   Biogen IDEC, Inc. * ......................  129,300    7,909                                                              -------
                                                        -------                                                               12,263
                                                         15,555
                                                                 Hotels Restaurants & Leisure - 1.8%
Commercial Services & Supplies - 2.2%                               McDonald's Corp. * ...........................   70,000    1,962
   Apollo Group, Inc. - Cl. A * .............   58,500    4,292     Starwood Hotels & Resorts Worldwide,
   Automatic Data Processing, Inc. ..........  130,400    5,388        Inc. * ....................................   82,500    3,830
   Laureate Education, Inc. * ...............   70,900    2,639     Station Casinos, Inc. * # ....................   92,800    4,551
                                                        -------                                                              -------
                                                         12,319                                                               10,343

Communications Equipment - 4.6%                                  Household Products - 2.7%
   Cisco Systems, Inc. * ....................  566,300   10,250     Procter & Gamble Co. * .......................  278,200   15,056
   Motorola, Inc. ...........................  341,600    6,163
   Qualcomm, Inc. * .........................  241,400    9,424  Industrial Conglomerates - 5.3%
                                                        -------     3M Co. .......................................  151,100   12,083
                                                         25,837     General Electric Co. * .......................  171,100    5,746
                                                                    Tyco International, Ltd. * ...................  403,900   12,384
Computers & Peripherals - 5.2%                                                                                               -------
   Apple Computer, Inc. * ...................  113,200    4,386                                                               30,213
   Dell, Inc. * .............................  382,700   13,624
   International Business Machines Corp. ....  134,100   11,498  Insurance - 4.4%
                                                        -------     AFLAC, Inc. * ................................   72,100    2,827
                                                         29,508     American International Group, Inc. * .........  236,400   16,073
                                                                    Hartford Financial Services Group, Inc. * ....   43,000    2,663
Construction & Engineering - 1.3%                                   Metlife, Inc. * ..............................   92,500    3,575
   American Standard Cos., Inc. * ...........  194,400    7,564                                                              -------
                                                                                                                              25,138
Credit Card - 0.8%
   MBNA Corp. * .............................  181,600    4,576  Internet & Catalog Retail - 1.2%
                                                                    eBay, Inc. * .................................   75,000    6,895
Diversified Financials - 6.7%
   American Express Co. * ...................  188,500    9,700  Internet Software & Services - 1.7%
   Bear Stearns Cos., Inc. * ................   48,500    4,664     Yahoo, Inc. * ................................  279,800    9,488
   BlackRock, Inc. * # ......................   49,700    3,652
   Capital One Financial Corp. ..............   65,100    4,811  IT Consulting & Services - 0.8%
   Chicago Mercantile Exchange * # ..........   32,100    5,178     Affiliated Computer Services, Inc. -
   Citigroup, Inc. * ........................   61,200    2,700        Cl. A * # .................................   79,300    4,415
   Goldman Sachs Group, Inc. ................   78,900    7,357
                                                        -------  Machinery - 3.1%
                                                         38,062     Danaher Corp. * # ............................   86,600    4,441

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                        Market                                                               Market
                 Name of Issuer                Shares   Value                   Name of Issuer                  Shares       Value
                 --------------               -------  -------                  --------------                 --------    --------
                                                       (000's)                                                              (000's)
COMMON STOCK - Continued                                        COMMON STOCK - Continued

Machinery - Continued                                           Specialty Retail - Continued
   Illinois Tool Works, Inc. * .............   45,200  $ 4,211     TJX Cos., Inc. * .........................   175,000    $  3,857
   Oshkosh Truck Corp. .....................   87,300    4,982                                                             --------
   Pall Corp. * ............................  168,600    4,127                                                               34,663
                                                       -------
                                                        17,761  Textiles & Apparel - 0.4%
                                                                   Coach, Inc. * ............................    53,800       2,282
Media - 3.0%
   Comcast Corp. - Cl. A ...................   69,400    1,960  Tobacco - 1.5%
   Getty Images, Inc. * ....................   71,500    3,954     Altria Group, Inc. .......................   178,200       8,382
   Lamar Advertising Co. * .................   72,100    3,000
   Pixar, Inc. * # .........................   14,700    1,160  U.S. Government Agencies - 2.0%
   The Walt Disney Co. * ...................  121,800    2,747     Federal Home Loan Mortgage Corp. .........    38,000       2,478
   Time Warner, Inc. * .....................  242,400    3,912     Federal National Mortgage Assoc. * .......   143,100       9,073
                                                       -------                                                             --------
                                                        16,733                                                               11,551
                                                                                                                           --------
Multiline Retail - 3.4%                                                                   TOTAL COMMON STOCK-
   Nordstrom, Inc. .........................  121,900    4,661                                (Cost $557,593)      98.7%    558,677
   Target Corp. * ..........................  134,000    6,064
   Wal-Mart Stores, Inc. * .................  155,400    8,267                                                    Par
                                                       -------                                                   Value
                                                        18,992                                                 --------
                                                                                                                (000's)

Oil & Gas - 1.3%                                                INVESTMENT COMPANIES HELD
   EOG Resources, Inc. * ...................   57,700    3,799  AS COLLATERAL ON LOANED
   Murphy Oil Corp. ........................   38,500    3,341  SECURITIES - 6.0%
                                                       -------     State Street Navigator Securities Lending
                                                         7,140     Portfolio ................................  $ 34,224      34,224

Personal Products - 1.0%                                        SHORT-TERM INVESTMENTS - 1.4%
   Avon Products, Inc. .....................  132,800    5,801
                                                                   Investment in joint trading account
Pharmaceuticals - 6.9%                                                1.826% due 10/01/04
   Johnson & Johnson .......................  356,400   20,076        (Cost $7,748) .........................     7,748       7,748
   Pfizer, Inc. * ..........................  614,600   18,807                                                 --------    --------
                                                       -------
                                                        38,883                             TOTAL INVESTMENTS-
                                                                                              (Cost $599,565)     106.1%    600,649
Semiconductor Equipment &                                                Payables, less cash and receivables-      (6.1)%   (34,365)
   Products - 6.4%                                                                                             --------    --------
   Analog Devices, Inc. * ..................  113,900    4,417                                    NET ASSETS-     100.0%   $566,284
   Applied Materials, Inc. * ...............  184,000    3,034                                                 ========    ========
   Applied Micro Circuits Corp. * ..........  975,800    3,054
   Cree, Inc. * # ..........................  113,100    3,453  *    Non-income  producing  security.
   Intel Corp. .............................  890,100   17,856  #    At September 30, 2004 all or portion of  this security was out
   QLogic Corp. * ..........................  151,500    4,486       on loan.
                                                       -------
                                                        36,300

Software - 6.6%
   Microsoft Corp. * .......................  990,900   27,398
   Oracle Corp. * ..........................  683,700    7,712
   Take Two Interactive Software * .........   65,800    2,162
                                                       -------
                                                        37,272

Specialty Retail - 6.1%
   Advanced Auto Parts * ...................   60,400    2,078
   CDW Corp. ...............................   33,800    1,961
   Chicos Fas, Inc. * ......................  112,600    3,851
   Home Depot, Inc. * ......................  323,000   12,662
   KMart Holding Corp. # ...................   46,500    4,067
   PetsMart, Inc. * ........................  100,700    2,859
   Sherwin-Williams Co. * ..................   75,700    3,328

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $3,783                   1.50%               $2

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $33,523                  $34,224

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $504,610         $529,228

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $611,816       $66,331       $(26,341)        $39,990

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH B FUND

                                                           Market                                                             Market
              Name of Issuer                      Shares   Value                 Name of Issuer                      Shares   Value
              --------------                      ------  -------                --------------                      ------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued
Aerospace & Defense - 3.0%                                         Electric Utilities - 0.9%
   Boeing Co.* .................................   5,300   $  274     AES Corp.* ..................................  24,100   $  241
   United Defense Industries, Inc.* ............   5,300      212  Energy Equipment & Services - 0.6%
   United Technologies Corp.* ..................   3,600      336     Grant Prideco, Inc.* ........................   7,700      158
                                                           ------  Finance - 0.5%
                                                              822     First Marblehead Corp. ......................   3,000      139
Air Freight & Couriers - 0.8%                                      Health Care Equipment & Supplies - 4.6%
   Fedex Corp. .................................   2,400      206     Boston Scientific Corp.* ....................   5,800      230
Airlines - 0.8%                                                       C.R  Bard, Inc.* ............................   4,300      244
   JetBlue Airways Corp.* # ....................  10,800      226     Guidant Corp. ...............................   1,500       99
Automobiles - 0.6%                                                    St  Jude Medical, Inc.* .....................   4,000      301
   Harley-Davidson, Inc.* ......................   3,000      178     Stryker Corp.* ..............................   4,200      202
Beverages - 1.8%                                                      Zimmer Holdings, Inc.* ......................   2,300      182
   Coca-Cola Co.* ..............................   6,600      264                                                             ------
   PepsiCo, Inc.* ..............................   4,600      224                                                              1,258
                                                           ------  Health Care Providers & Services - 2.2%
                                                              488     Lincare Holdings, Inc.* .....................   4,000      119
Biotechnology - 2.8%                                                  UnitedHealth Group, Inc.* ...................   3,300      243
   Amgen, Inc.* ................................   6,700      380     Wellpoint Health Networks, Inc.* ............   2,300      242
   Biogen IDEC, Inc.* ..........................   6,500      397                                                             ------
                                                           ------                                                                604
                                                              777  Hotels Restaurants & Leisure - 1.8%
Commercial Services & Supplies - 2.2%                                 McDonald's Corp.* ...........................   3,400       95
   Apollo Group, Inc. - Cl. A * ................   2,900      213     Starwood Hotels & Resorts Worldwide, Inc.* ..   4,000      186
   Automatic Data Processing, Inc. .............   6,400      264     Station Casinos, Inc.* ......................   4,500      221
   Laureate Education, Inc.* ...................   3,500      130                                                             ------
                                                           ------                                                                502
                                                              607  Household Products - 2.6%
Communications Equipment - 4.7%                                       Procter & Gamble Co.* .......................  13,200      714
   Cisco Systems, Inc.* ........................  27,700      501  Industrial Conglomerates - 5.3%
   Motorola, Inc. ..............................  17,400      314     3M Co. ......................................   7,100      568
   Qualcomm, Inc.* .............................  12,600      492     General Electric Co.* .......................   8,400      282
                                                           ------     Tyco International, Ltd.* ...................  19,700      604
                                                            1,307                                                             ------
Computers & Peripherals - 5.2%                                                                                                 1,454
   Apple Computer, Inc.* .......................   5,500      213  Insurance - 4.4%
   Dell, Inc.* .................................  18,900      673     AFLAC, Inc.* ................................   3,500      137
   International Business Machines Corp. .......   6,500      557     American International Group, Inc.* .........  11,300      768
                                                           ------     Hartford Financial Services Group, Inc.* ....   2,100      130
                                                            1,443     Metlife, Inc.* ..............................   4,600      178
Construction & Engineering - 1.3%                                                                                             ------
   American Standard Cos., Inc.* ...............   9,500      370                                                              1,213
Credit Card - 0.8%                                                 Internet & Catalog Retail - 1.2%
   MBNA Corp.* .................................   9,200      232     eBay, Inc.* .................................   3,600      331
Diversified Financials - 6.4%                                      Internet Software & Services - 1.7%
   American Express Co.* .......................   8,800      453     Yahoo, Inc.* ................................  13,800      468
   Bear Stearns Cos., Inc.* ....................   2,300      221  IT Consulting & Services - 0.8%
   BlackRock, Inc.* ............................   2,400      177     Affiliated Computer Services, Inc. -
   Capital One Financial Corp. .................   2,600      192     Cl. A * # ...................................   3,900      217
   Chicago Mercantile Exchange * ...............   1,500      242  Machinery - 3.3%
   Citigroup, Inc.* ............................   3,000      132     Danaher Corp.* ..............................   5,200      267
   Goldman Sachs Group, Inc. ...................   3,600      336     Illinois Tool Works, Inc.* ..................   2,100      196
                                                           ------
                                                            1,753

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH B FUND

                                                          Market                                                             Market
               Name of Issuer                    Shares   Value                  Name of Issuer                     Shares   Value
               --------------                    ------  -------                 --------------                     ------  -------
                                                         (000's)                                                            (000's)
COMMON STOCK - Continued                                          COMMON STOCK - Continued

Machinery - Continued                                             Specialty Retail - Continued
   Oshkosh Truck Corp. ........................   4,300   $  245     TJX Cos., Inc. * ...........................   8,600   $   189
   Pall Corp. * ...............................   8,000      196                                                            -------
                                                          ------                                                              1,663
                                                             904  Textiles & Apparel - 0.4%
                                                                     Coach, Inc. * ..............................   2,700       115
Media - 3.0%
   Comcast Corp. - Cl. A ......................   3,400       96  Tobacco - 1.5%
   Getty Images, Inc. * .......................   3,500      194     Altria Group, Inc. .........................   8,800       414
   Lamar Advertising Co. * ....................   3,600      149
   Pixar, Inc. * ..............................     600       47  U.S. Government Agencies - 2.1%
   The Walt Disney Co. * ......................   5,900      133     Federal Home Loan Mortgage Corp. ...........   1,900       124
   Time Warner, Inc. * ........................  12,000      194     Federal National Mortgage Assoc. * .........   7,200       456
                                                          ------                                                            -------
                                                             813                                                                580
                                                                                                                            -------
Multiline Retail - 3.3%                                                                       TOTAL COMMON STOCK-
   Nordstrom, Inc. ............................   5,900      226                                   (Cost $26,802)    99.0%   27,266
   Target Corp. * .............................   6,700      303
   Wal-Mart Stores, Inc. * ....................   7,100      378                                                     Par
                                                          ------                                                    Value
                                                             907                                                   (000's)
                                                                                                                   -------
Oil & Gas - 1.3%                                                  INVESTMENT COMPANIES HELD
   EOG Resources, Inc. * ......................   2,800      184  AS COLLATERAL ON LOANED
   Murphy Oil Corp. ...........................   1,900      165  SECURITIES - 3.0%
                                                          ------     State Street Navigator Securities Lending
                                                             349        Portfolio ...............................  $  820       820

Personal Products - 1.0%                                          SHORT-TERM INVESTMENTS - 1.1%
   Avon Products, Inc. ........................   6,500      284     Investment in joint trading account
                                                                        1.826% due 10/01/04
Pharmaceuticals - 6.9%                                                  (Cost $302) .............................     302       302
   Johnson & Johnson ..........................  17,400      980                                                   ------   -------
   Pfizer, Inc. * .............................  29,900      915                               TOTAL INVESTMENTS-
                                                          ------                                   (Cost $27,924)   103.1%   28,388
                                                           1,895             Payables, less cash and receivables-    (3.1)%    (851)
                                                                                                                   ------   -------
Semiconductor Equipment & Products - 6.5%                                                             NET ASSETS-   100.0%  $27,537
   Analog Devices, Inc. * .....................   5,600      217                                                   ======   =======
   Applied Materials, Inc. * ..................   9,100      150
   Applied Micro Circuits Corp. * .............  47,500      149  *  Non-income producing security.
   Cree, Inc. * # .............................   5,500      168  #  At September 30, 2004 all or portion of this security was
   Intel Corp. ................................  44,800      899     out on loan.
   QLogic Corp. * .............................   7,400      219
                                                          ------
                                                           1,802

Software - 6.7%
   Microsoft Corp. * ..........................  49,200    1,360
   Oracle Corp. * .............................  33,400      377
   Take Two Interactive Software * ............   2,900       95
                                                          ------
                                                           1,832

Specialty Retail - 6.0%
   Advanced Auto Parts * ......................   2,900      100
   CDW Corp. ..................................   1,600       93
   Chicos Fas, Inc. * .........................   5,500      188
   Home Depot, Inc. * .........................  15,700      615
   KMart Holding Corp. # ......................   2,300      201
   PetsMart, Inc. * ...........................   4,000      114
   Sherwin-Williams Co. * .....................   3,700      163

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Large Cap Growth B Fund, (formerly Large Cap Aggressive Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life
Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
           $799                      $820

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding      Interest Rate     Interest Expense
---------------------------   ----------------   ----------------
            $52                     1.61%               $--

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $23,616           $25,109

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $28,642       $2,005          $(44)          $1,961

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                         Market                                                               Market
              Name of Issuer                    Shares   Value                    Name of Issuer                     Shares   Value
              --------------                   -------  -------                   --------------                    -------  -------
                                                        (000's)                                                              (000's)
COMMON STOCK                                                     COMMON STOCK - Continued

Aerospace & Defense - 2.9%                                       Diversified Financials - Continued
   Lockheed Martin Corp. ....................   72,900  $ 4,066     Morgan Stanley, Dean Witter, Discover & Co. ..   79,400  $ 3,914
   Raytheon Co. * ...........................  107,800    4,094     Wells Fargo & Co. * ..........................   35,200    2,099
   Rockwell Collins, Inc. * .................  106,000    3,937                                                              -------
                                                        -------                                                               17,414
                                                         12,097
                                                                 Diversified Telecommunication Services - 5.7%
Automobiles - 0.3%                                                  Alltel Corp. * ...............................   70,600    3,877
   Ford Motor Co. ...........................   93,000    1,307     AT&T Corp. * .................................  160,920    2,304
                                                                    Qwest Communications International, Inc. .....  820,100    2,731
Banks - 7.2%                                                        SBC Communications, Inc. * ...................  160,955    4,177
   Bank of America Corp. * ..................  148,524    6,435     Sprint Corp. * ...............................  225,300    4,535
   Bank of Ireland * ........................   72,600      977     Verizon Communications * .....................  148,016    5,829
   JP Morgan Chase & Co. ....................  225,286    8,951                                                              -------
   Mellon Financial Corp. * .................   99,300    2,750                                                               23,453
   Mercantile Bankshares Corp. # ............   38,900    1,866
   National City Corp. * ....................   54,100    2,089  Electric Utilities - 2.5%
   Northern Trust Corp. .....................   38,600    1,575     Constellation Energy Group, Inc. * ...........   77,300    3,080
   Suntrust Banks, Inc. * ...................   58,300    4,105     Firstenergy Corp. * ..........................   61,500    2,526
   Wilmington Trust Corp. * # ...............   27,100      981     Teco Energy, Inc. * # ........................   51,500      697
                                                        -------     TXU Corp. ....................................   60,600    2,904
                                                         29,729     Xcel Energy, Inc. # ..........................   57,900    1,003
                                                                                                                             -------
Beverages - 1.1%                                                                                                              10,210
   Coca-Cola Co. * ..........................  111,100    4,450  Electric/Gas - 1.0%
                                                                    Duke Energy Co. # ............................  187,300    4,287
Biotechnology - 0.7%
   MedImmune, Inc. * ........................  125,800    2,981
                                                                 Electrical Equipment - 2.2%
Chemicals - 3.1%                                                    Cooper Industries, Ltd. - Cl. A * ............   74,600    4,401
   Dow Chemical Co. * .......................   84,400    3,813     Emerson Electric Co. .........................   29,400    1,820
   E.I. du Pont de Nemours & Co. * ..........   79,100    3,386     Rockwell International Corp. * ...............   72,500    2,806
   Great Lakes Chemical Corp. # .............   71,700    1,836                                                              -------
   Hercules, Inc. * .........................  123,300    1,757                                                                9,027
   International Flavors &
      Fragrances, Inc. * ....................   50,400    1,925  Energy Equipment & Services - 0.9%
                                                        -------     Baker Hughes, Inc. * .........................   24,900    1,089
                                                         12,717     Schlumberger, Ltd. * .........................   37,800    2,544
                                                                                                                             -------
Commercial Services & Supplies - 1.1%                                                                                          3,633
   Dun & Bradstreet Corp. ...................   25,600    1,503  Food Products - 2.4%
   Waste Management, Inc. * .................  113,490    3,103     Campbell Soup Co. * # ........................  132,600    3,486
                                                        -------     ConAgra, Inc. ................................   52,900    1,360
                                                          4,606     General Mills, Inc. * ........................   63,200    2,838
                                                                    Unilever NV * ................................   36,100    2,076
Communications Equipment - 1.7%                                                                                              -------
   Lucent Technologies, Inc. * # ............  256,000      812                                                                9,760
   Motorola, Inc. ...........................  210,500    3,797
   Nokia Oyj - ADR ..........................  186,700    2,561  Gas Utilities - 0.1%
                                                        -------     El Paso Corp. # ..............................   32,600      300
                                                          7,170
                                                                 Health Care Equipment & Supplies - 0.9%
Computers & Peripherals - 0.8%                                      Baxter International, Inc. ...................  113,100    3,637
   Hewlett-Packard Co. * # ..................  179,488    3,365
                                                                 Health Care Providers & Services - 0.9%
Construction Materials - 0.3%                                       CIGNA Corp. * ................................   52,800    3,676
   Vulcan Materials Co. * ...................   27,900    1,422
                                                                 Hotels Restaurants & Leisure - 2.2%
Diversified Financials - 4.2%                                       Hilton Hotels Corp. * ........................  139,400    2,626
   American Express Co. * ...................   77,000    3,962     McDonald's Corp. * ...........................  129,600    3,633
   Charles Schwab Corp. * ...................  360,700    3,315
   Citigroup, Inc. * ........................   55,066    2,430
   Federated Investments, Inc. - Cl. B ......   34,900      993
   Janus Capgroup, Inc. .....................   51,500      701

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                           Market                                                             Market
                Name of Issuer                    Shares   Value                   Name of Issuer                    Shares   Value
                --------------                   -------  -------                  --------------                   -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Hotels Restaurants & Leisure - Continued                           Multi-Utilities - 0.8%
   Starwood Hotels & Resorts Worldwide,                               NiSource, Inc. * # .........................  166,000  $ 3,488
      Inc. * ..................................   56,100  $ 2,604
                                                          -------  Multiline Retail - 0.5%
                                                            8,863     May Department Stores Co. * ................   74,650    1,913

Household Durables - 1.7%                                          Oil & Gas - 9.6%
   Fortune Brands, Inc. * .....................   46,300    3,430     Amerada Hess Corp. * .......................   70,500    6,274
   Newell Rubbermaid, Inc .....................  177,000    3,547     Anadarko Petroleum Corp. * .................   52,600    3,491
                                                          -------     BP Amoco plc - ADR .........................   77,332    4,449
                                                            6,977     ChevronTexaco Corp. * ......................  156,426    8,391
                                                                      Exxon Mobil Corp. * ........................  169,334    8,184
Household Products - 2.1%                                             Royal Dutch Petroleum Co. * ................  117,700    6,073
   Clorox Co. * ...............................   38,200    2,036     Unocal Corp. * .............................   57,900    2,490
   Colgate-Palmolive Co .......................   62,400    2,819                                                            -------
   Kimberly-Clark Corp. * .....................   56,400    3,643                                                             39,352
                                                          -------
                                                            8,498  Paper & Forest Products - 1.7%
                                                                      International Paper Co. * ..................  111,870    4,521
Industrial Conglomerates - 3.7%                                       MeadWestvaco Corp. * .......................   83,700    2,670
   General Electric Co. * .....................  252,900    8,493                                                            -------
   Honeywell International, Inc ...............  184,700    6,623                                                              7,191
                                                          -------
                                                           15,116  Pharmaceuticals - 6.3%
                                                                      Abbott Laboratories * ......................   60,200    2,550
Insurance - 6.3%                                                      Bristol-Myers Squibb Co. * .................  231,900    5,489
   Chubb Corp. * ..............................   41,200    2,895     Johnson & Johnson ..........................   97,100    5,470
   Lincoln National Corp. * ...................   69,331    3,258     Merck & Co., Inc. * ........................  141,100    4,656
   Marsh & McLennan Cos., Inc. * ..............  135,200    6,187     Schering-Plough Corp. * ....................  166,500    3,173
   Safeco Corp. * # ...........................   88,800    4,054     Wyeth * ....................................  129,000    4,825
   St. Paul Cos., Inc .........................  105,836    3,499                                                            -------
   UnumProvident Corp. * ......................  185,800    2,915                                                             26,163
   Unumprovident Corp. # ......................   39,700    1,093  Real Estate Investment Trust - 0.5%
   XL Capital, Ltd. - Cl. A * .................   25,800    1,909     Simon Property Group, Inc ..................   40,600    2,177
                                                          -------
                                                           25,810
                                                                   Road & Rail - 2.0%
                                                                      Norfolk Southern Corp. * ...................  106,200    3,158
Leisure Equipment & Products - 2.2%                                   Union Pacific Corp. ........................   89,500    5,245
   Eastman Kodak Co. * ........................  129,400    4,169                                                            -------
   Hasbro, Inc. * .............................   14,800      278                                                              8,403
   Mattel, Inc. * .............................  244,600    4,435
                                                          -------  Semiconductor Equipment & Products - 1.0%
                                                            8,882     Intel Corp .................................   38,800      778
                                                                      Texas Instruments, Inc. * ..................  154,500    3,288
Machinery - 0.7%                                                                                                             -------
   Pall Corp. * ...............................  116,400    2,850                                                              4,066
Media - 7.9%
   Comcast Corp. - Cl. A ......................  193,081    5,453  Software - 1.1%
   Dow Jones & Co., Inc. * # ..................  114,200    4,638     Microsoft Corp. * ..........................  157,600    4,358
   Knight-Ridder, Inc. * ......................   38,900    2,546
   New York Times Co. - Cl. A * # .............  135,200    5,286  Specialty Retail - 1.2%
   The Walt Disney Co. * ......................  179,300    4,043     Home Depot, Inc. * .........................  101,200    3,967
   Time Warner, Inc. * ........................  278,200    4,490     Toys "R" Us, Inc. * ........................   49,400      876
   Viacom, Inc. - Cl. B * .....................  180,200    6,047                                                            -------
                                                          -------                                                              4,843
                                                           32,503  Tobacco - 1.1%
                                                                      Altria Group, Inc ..........................   45,100    2,121
Metals & Mining - 0.9%                                                UST, Inc. * ................................   64,300    2,589
   Alcoa, Inc. * ..............................   53,900    1,810                                                            -------
   Nucor Corp. # ..............................   20,300    1,855                                                              4,710
                                                          -------
                                                           3,665   Trading Companies & Distributors - 1.2%
                                                                      Genuine Parts Co. * ........................   90,200    3,462

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                         Market
                Name of Issuer                               Shares      Value
                --------------                              -------    --------
                                                                        (000's)
COMMON STOCK - Continued

Trading Companies & Distributors - Continued
   W.W. Grainger, Inc. * .................................   25,700    $  1,482
                                                                       --------
                                                                          4,944
U.S. Government Agencies - 0.7%
   Federal National Mortgage Assoc. * ....................   43,800       2,777

Wireless Telecommunications Services - 0.2%
   Vodafone Group Plc * ..................................   35,900         866
                                                                       --------
                                       TOTAL COMMON STOCK-
                                           (Cost $357,666)     95.6%    393,656
PREFERRED STOCK

Automobiles - 0.2%
   Ford Motor Co. Capital Trust II .......................                  758
                                                                       --------
                                    TOTAL PREFERRED STOCK-
                                               (Cost $725)      0.2%        758

                                                              Par
                                                             Value
                                                            -------
                                                            (000's)
PUBLICLY-TRADED BONDS

Communications Equipment - 0.4%
   Lucent Technologies, Inc. - Sub. Debs.
   8.0% due 08/01/31
   (Cost $1,287) .........................................  $ 1,535       1,661

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 9.0%
   State Street Navigator Securities Lending
      Portfolio ..........................................   37,273      37,273

SHORT-TERM INVESTMENTS - 3.8%

   Investment in joint trading account
   1.826% due 10/01/04
   (Cost $15,485) ........................................   15,845      15,845
                                                            -------    --------
                                        TOTAL INVESTMENTS-
                                           (Cost $412,796)    109.0%    449,193
                      Payables, less cash and receivables-     (9.0)%   (37,348)
                                                            -------    --------
                                               NET ASSETS-    100.0%   $411,845
                                                            =======    ========

*    Non-income producing security.
     ADR-American Depository Receipt.
#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Large Cap Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximate market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the period ended September 30, 2004, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

even loss of rights in the collateral should the borrower of the securities fail financially. For the period ended September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $36,672                  $37,273

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $97,953           $71,286

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $349,030       $46,828       $(19,785)        $27,043

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                         Market                                                               Market
                Name of Issuer                  Shares   Value                    Name of Issuer                    Shares    Value
                --------------                 -------  -------                   --------------                   -------  --------
                                                        (000's)                                                              (000's)
COMMON STOCK                                                     COMMON STOCK - Continued

Aerospace & Defense - 1.3%                                       Commercial Services & Supplies - Continued
   Boeing Co. * (US) ........................  256,500  $13,241     Dun & Bradstreet Corp. (US) .................   35,400  $  2,078
   Lockheed Martin Corp. (US) ...............   24,200    1,350     Monster Worldwide, Inc. (US) ................   16,200       399
   Northrop Grumman Corp. (US) ..............   35,200    1,877     Sabre Group Holdings, Inc. * (US) ...........   87,800     2,154
   Raytheon Co. * (US) ......................    9,200      349                                                             --------
   United Technologies Corp. * (US) .........   95,100    8,880                                                               12,706
                                                        -------
                                                         25,697  Communications Equipment - 2.0%
                                                                    Cisco Systems, Inc. * (US) ..................  789,500    14,290
Air Freight & Couriers - 0.6%                                       JDS Uniphase Corp. * (US) ...................  294,000       991
   Fedex Corp. (US) .........................  135,400   11,602     Motorola, Inc. (US) .........................  613,800    11,073
                                                                    Polycom, Inc. * (US) ........................   42,400       840
Auto Components - 0.2%                                              Qualcomm, Inc. * (US) .......................  315,000    12,298
   Magna International, Inc. - Cl. A                                                                                        --------
      (US) ..................................   50,400    3,734                                                               39,492

Automobiles - 0.6%                                               Computers & Peripherals - 1.9%
   General Motors Corp. # * (US) ............  204,400    8,683     Apple Computer, Inc. * (US) .................  166,000     6,433
   Harley-Davidson, Inc. * (US) .............   72,700    4,321     Dell, Inc. * (US) ...........................  367,000    13,065
                                                        -------     International Business Machines
                                                         13,004        Corp. (US) ...............................  173,900    14,910
                                                                    Lexmark International Group, Inc. -
Banks - 3.2%                                                           Cl. A * (US) .............................   13,500     1,134
   Bank of America Corp. * (US) .............  448,600   19,438     Seagate Technology # * (US) .................   60,800       822
   Comerica, Inc. # (US) ....................   98,700    5,858     Sun Microsystems, Inc. * (US) ...............  184,500       745
   JP Morgan Chase & Co. (US) ...............  761,628   30,260                                                             --------
   UnionBanCal Corp. (US) ...................   50,600    2,996                                                               37,109
   Wachovia Corp. * (US) ....................  113,000    5,305
                                                        -------  Construction & Engineering - 0.5%
                                                         63,857     American Standard Cos., Inc. * (US) .........  164,700     6,409
                                                                    Fluor Corp. # * (US) ........................   81,300     3,619
Beverages - 1.7%                                                                                                            --------
   Anheuser-Busch Cos., Inc. (US) ...........  140,500    7,018                                                               10,028
   Coca-Cola Co. * (US) .....................  397,200   15,908
   Constellation Brands, Inc. - Cl. A *                          Credit Card - 0.4%
      (US) ..................................   78,800    2,999     MBNA Corp. * (US) ...........................  281,800     7,101
   Pepsi Bottling Group, Inc. * (US) ........   53,000    1,439
   PepsiCo, Inc. * (US) .....................  132,300    6,436  Diversified Financials - 5.0%
                                                        -------     AmeriCredit Corp. # * (US) ..................   63,900     1,334
                                                         33,800     Bear Stearns Cos., Inc. # * (US) ............   38,300     3,683
                                                                    Capital One Financial Corp. (US) ............  106,700     7,885
Biotechnology - 0.9%                                                CIT Group, Inc. # * (US) ....................  141,400     5,287
   Amgen, Inc. * (US) .......................  265,400   15,043     Citigroup, Inc. * (US) ......................  669,800    29,552
   Biogen IDEC, Inc. * (US) .................   26,415    1,616     Goldman Sachs Group, Inc. (US) ..............   98,700     9,203
   ImClone Systems, Inc. (US) ...............   15,700      829     Morgan Stanley, Dean Witter,
                                                        -------        Discover & Co. (US) ......................  152,600     7,523
                                                         17,488     SLM Corp. * (US) ............................  401,900    17,925
                                                                    State Street Corp. (US) .....................   14,900       636
Building Products - 0.1%                                            Washington Mutual, Inc. * (US) ..............  229,900     8,985
   Masco Corp. (US) .........................   72,600    2,507     Wells Fargo & Co. * (US) ....................  143,100     8,533
                                                                                                                            --------
Chemicals - 1.0%                                                                                                             100,546
   Air Products & Chemicals, Inc. *
      (US) ..................................   52,700    2,866  Diversified Telecommunication Services - 1.7%
   Dow Chemical Co. * (US) ..................  199,800    9,027     BellSouth Corp. (US) ........................  242,700     6,582
   E.I. du Pont de Nemours & Co. *                                  Sprint Corp. * (US) .........................  669,550    13,478
      (US) ..................................   76,700    3,282     Verizon Communications (US) .................  358,000    14,098
   Rohm & Haas Co. (US) .....................  114,100    4,903                                                             --------
                                                        -------                                                               34,158
                                                         20,078
                                                                 Electric Utilities - 1.0%
Commercial Services & Supplies - 0.6%                               AES Corp. * (US) ............................  155,700     1,556
   Automatic Data Processing, Inc. (US)        176,200    7,281     American Electric Power Co. * (US) ..........   53,700     1,716
   Checkfree Corp. * (US) ...................   28,700      794

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                          Market                                                              Market
                Name of Issuer                   Shares   Value                     Name of Issuer                  Shares    Value
                --------------                  -------  -------                    --------------                ---------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK - Continued                                          COMMON STOCK - Continued

Electric Utilities - Continued                                    Health Care Providers & Services - 1.6%
   Constellation Energy Group, Inc. *                                Amerisource Bergen Corp. * (US) ...........     99,800  $ 5,360
      (US) ...................................   69,800  $ 2,781     Anthem, Inc. # * (US) .....................     93,600    8,167
   Edison International * (US) ...............  240,600    6,378     CIGNA Corp. * (US) ........................      9,500      662
   TXU Corp. (US) ............................  163,600    7,840     DaVita, Inc. * (US) .......................     31,500      981
                                                         -------     Lincare Holdings, Inc. * (US) .............    163,900    4,869
                                                          20,271     PacifiCare Health Systems, Inc. *
                                                                        (US) ...................................     29,400    1,079
Electrical Equipment - 0.5%                                          Triad Hospitals, Inc. (US) ................     23,600      813
   American Power Conversion # (US) ..........  150,200    2,612     UnitedHealth Group, Inc. * (US) ...........    138,700   10,228
   Rockwell International Corp. * (US) .......  189,200    7,322                                                             -------
                                                         -------                                                              32,159
                                                           9,934
                                                                  Hotels Restaurants & Leisure - 0.3%
Electronic Equipment & Instruments - 0.3%                            Carnival Corp. (US) .......................     22,100    1,045
   Agilent Technologies, Inc. * (US) .........   33,000      712     Hilton Hotels Corp. * (US) ................    187,600    3,534
   ATI Technologies, Inc. # * (US) ...........   95,600    1,466     McDonald's Corp. * (US) ...................     38,300    1,074
   Avnet, Inc. (US) ..........................   64,500    1,104     Starwood Hotels & Resorts
   Flextronics International, Ltd. * (US) ....   54,600      723        Worldwide, Inc. * (US) .................     20,400      947
   Jabil Circuit, Inc. * (US) ................   49,200    1,132                                                             -------
                                                         -------                                                               6,600
                                                           5,137
                                                                  Household Durables - 0.6%
Energy Equipment & Services - 1.2%                                   Centex Corp. * (US) .......................     76,400    3,855
   Baker Hughes, Inc. * (US) .................  200,900    8,783     Fortune Brands, Inc. * (US) ...............     86,600    6,416
   BJ Services Co. * (US) ....................   63,600    3,333     Pulte Homes, Inc. * (US) ..................     38,600    2,369
   National-Oilwell, Inc. # * (US) ...........   88,600    2,911                                                             -------
   Schlumberger, Ltd. * (US) .................   73,500    4,947                                                              12,640
   Transocean Sedco Forex, Inc. * (US) .......   48,200    1,725
   Weatherford Bermuda * (US) ................   57,300    2,924  Household Products - 0.7%
                                                         -------     Kimberly-Clark Corp. * (US) ...............     97,500    6,297
                                                          24,623     Procter & Gamble Co. * (US) ...............    128,300    6,944
                                                                                                                             -------
Food & Drug Retailing - 0.2%                                                                                                  13,241
   Sysco Corp. * (US) ........................  129,800    3,884
                                                                  Industrial Conglomerates - 4.2%
Food Products - 0.3%                                                 3M Co. (US) ...............................    131,600   10,524
   Campbell Soup Co. # * (US) ................  177,700    4,672     Canadian Pacific Railway (US) .............     33,100      853
   Kraft Foods, Inc. - Cl. A (US) ............   47,200    1,497     General Electric Co. * (US) ...............  1,318,000   44,259
                                                         -------     Honeywell International, Inc. (US) ........    116,100    4,163
                                                           6,169     Reynolds American, Inc. # (US) ............     60,100    4,089
                                                                     Siemens AG - ADR # * (US) .................     11,500      848
Gas Utilities - 0.6%                                                 Textron, Inc. * (US) ......................     75,900    4,878
   Kinder Morgan Management LLC (US) .........   86,786    3,603     Tyco International, Ltd. * (US) ...........    457,700   14,033
   Kinder Morgan, Inc. * (US) ................       70        5                                                             -------
   Sempra Energy (US) ........................  173,200    6,268                                                              83,647
   Williams Cos., Inc. # * (US) ..............  109,900    1,330
                                                         -------  Insurance - 3.8%
                                                          11,206     AFLAC, Inc. * (US) ........................     46,600    1,827
                                                                     Allstate Corp. (US) .......................    168,400    8,081
Health Care Equipment & Supplies - 1.5%                              American International Group, Inc.
   Applera Corporation - Applied                                        (US) ...................................    303,200   20,615
      Biosystems Group (US) ..................  128,800    2,430     Assurant, Inc. (US) .......................     21,700      564
   Becton, Dickinson & Co. * (US) ............  120,300    6,220     Chubb Corp. * (US) ........................     19,100    1,342
   Biomet, Inc. * (US) .......................  102,700    4,815     Everest Re Group, Ltd. (US) ...............     42,600    3,166
   Boston Scientific Corp. * (US) ............   41,900    1,665     Hartford Financial Services Group,
   Guidant Corp. (US) ........................   44,700    2,952        Inc. * (US) ............................    233,000   14,430
   Medtronic, Inc. (US) ......................  116,000    6,020     Lincoln National Corp. * (US) .............     81,800    3,845
   St. Jude Medical, Inc. * (US) .............   71,900    5,412     Prudential Financial, Inc. * (US) .........    259,800   12,221
                                                         -------     St. Paul Cos., Inc. (US) ..................    125,000    4,132
                                                          29,514     The PMI Group, Inc. (US) ..................     70,000    2,841

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                           Market                                                             Market
                   Name of Issuer                 Shares   Value                   Name of Issuer                   Shares    Value
                   --------------                -------  -------                  --------------                  -------  --------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Insurance - Continued                                              Multiline Retail - 1.3%
   XL Capital, Ltd. - Cl. A * (US) ............   34,500  $ 2,553     Costco Wholesale Corp. (US) ...............   63,000  $  2,618
                                                          -------     Dollar Tree Stores, Inc. * (US) ...........   43,900     1,183
                                                           75,617     Federated Department Stores, Inc. *
                                                                         (US) ...................................  117,600     5,343
Internet & Catalog Retail - 0.0%                                      Nordstrom, Inc. (US) ......................  138,500     5,296
   Amazon.com, Inc. * (US) ....................   16,900      691     Wal-Mart Stores, Inc. * (US) ..............  213,100    11,337
                                                                                                                            --------
Internet Software & Services - 0.2%                                                                                           25,777
   Google, Inc. - Cl. A # * (US) ..............    4,000      518
   IAC / InterActive Corp. # * (US) ...........  181,600    3,999  Office Electronics - 0.3%
                                                          -------     Xerox Corp. * (US) ........................  364,400     5,131
                                                            4,517
                                                                   Oil & Gas - 4.2%
IT Consulting & Services - 0.8%                                       BP Amoco plc - ADR (US) ...................   42,800     2,462
   Accenture, Ltd. - Cl. A * (US) .............  257,800    6,973     Conoco Phillips (US) ......................  163,000    13,505
   Affiliated Computer Services, Inc. -                               Devon Energy Corp. * (US) .................   96,100     6,824
      Cl. A # * (US) ..........................   65,900    3,669     EOG Resources, Inc. # (US) ................   88,500     5,828
   Computer Sciences Corp. * (US) .............  107,900    5,082     Equitable Resources, Inc. * (US) ..........   32,900     1,787
                                                          -------     Exxon Mobil Corp. * (US) ..................  733,700    35,460
                                                           15,724     Murphy Oil Corp. (US) .....................   53,800     4,668
                                                                      Pioneer Natural Resources Co. # (US) ......  231,100     7,968
Leisure Equipment & Products - 0.3%                                   Royal Dutch Petroleum Co. * (US) ..........   74,500     3,844
   Brunswick Corp. * (US) .....................   93,100    4,260     Shell Transport & Trading Co. # (US) ......   24,600     1,095
   Mattel, Inc. * (US) ........................   70,400    1,277     Unocal Corp. * (US) .......................   33,400     1,436
                                                          -------                                                           --------
                                                            5,537                                                             84,877

Machinery - 0.6%                                                   Paper & Forest Products - 0.4%
   Danaher Corp. * (US) .......................  132,400    6,790     Boise Cascade Corp. (US) ..................   76,300     2,539
   Ingersoll-Rand Co. - Cl. A * (US) ..........   64,900    4,411     Georgia-Pacific Corp. (US) ................   53,400     1,920
   Navistar International Corp., Inc. -                               International Paper Co. (US) ..............   39,500     1,596
      Cl. B * (US) ............................   35,500    1,320     Louisiana-Pacific Corp. (US) ..............   93,200     2,419
                                                          -------                                                           --------
                                                           12,521                                                              8,474

Media - 2.2%                                                       Personal Products - 0.7%
   Cablevision Systems Corp. - Cl. A #                                Avon Products, Inc. (US) ..................  199,100     8,697
      (US) ....................................  110,361    2,238     Estee Lauder Cos., Inc. - Cl. A (US) ......  117,000     4,890
   Clear Channel Communications, Inc.                                                                                       --------
      * (US) ..................................   79,000    2,463                                                             13,587
   Comcast Corp. - Cl. A (US) .................  412,400   11,646
   Cox Communications, Inc. - Cl. A *                              Pharmaceuticals - 5.2%
      (US) ....................................   44,000    1,458     Abbott Laboratories * (US) ................  199,300     8,442
   Direct TV Group, Inc. (US) .................  150,072    2,640     Allergan, Inc. * (US) .....................  124,600     9,040
   Knight-Ridder, Inc. (US) ...................   13,600      890     AstraZeneca Group plc - ADR (US) ..........  322,400    13,260
   McGraw-Hill Cos., Inc. (US) ................   50,700    4,040     Elan Corp. plc - ADR # * (US) .............   34,200       800
   Omnicom Group, Inc. (US) ...................   16,900    1,235     Eli Lilly & Co. * (US) ....................  153,200     9,200
   The Walt Disney Co. * (US) .................  333,100    7,511     Forest Laboratories, Inc. * (US) ..........  226,200    10,175
   Time Warner, Inc. * (US) ...................  402,550    6,497     Johnson & Johnson (US) ....................  434,100    24,453
   Tribune Co. * (US) .........................   73,400    3,020     Merck & Co., Inc. * (US) ..................  289,000     9,537
                                                          -------     Pfizer, Inc. * (US) .......................  596,400    18,250
                                                           43,638                                                           --------
                                                                                                                             103,157
Metals & Mining - 0.4%
   Alcoa, Inc. * (US) .........................   20,200      678  Real Estate Investment Trust - 0.1%
   Nucor Corp. # (US) .........................   38,800    3,545     General Growth Properties (US) ............   39,300     1,218
   Phelps Dodge Corp. * (US) ..................   38,700    3,562
                                                          -------  Road & Rail - 0.3%
                                                            7,785     Norfolk Southern Corp. * (US) .............  123,600     3,676

Multi-Utilities - 0.0%
   NiSource, Inc. # * (US) ....................   49,400    1,038

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                           Market                                                            Market
                   Name of Issuer                Shares    Value                   Name of Issuer                 Shares     Value
                   --------------              ---------  -------                  --------------                -------  ----------
                                                          (000's)                                                           (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Road & Rail - Continued                                            Wireless Telecommunications Services - 0.1%
   Union Pacific Corp. (US) .................     24,700  $ 1,447     Nextel Communications, Inc. - Cl. A
                                                          -------        * (US) ...............................  110,500  $    2,634
                                                            5,123                                                         ----------
                                                                                            TOTAL COMMON STOCK-
Semiconductor Equipment & Products - 1.0%                                                     (Cost $1,169,083)     64.1%  1,280,550
   Analog Devices, Inc. * (US) ..............     88,100    3,416
   Applied Materials, Inc. * (US) ...........    118,300    1,951                                                  Par
   Intel Corp. (US) .........................    462,000    9,268                                                 Value
   KLA-Tencor Corp. * (US) ..................     24,500    1,016                                                -------
   Lam Research Corp. * (US) ................     40,200      880                                                (000's)
   Linear Technology Corp. * (US) ...........     19,900      721  PUBLICLY-TRADED BONDS
   Micron Technology, Inc. (US) .............     62,200      748
   Teradyne, Inc. # * (US) ..................     29,900      401  Aerospace & Defense - 0.2%
   Texas Instruments, Inc. * (US) ...........    114,300    2,432     Boeing Capital Corp. - Sr. Notes (US)
                                                          -------        6.5% due 02/15/12 ....................   $1,797       2,012
                                                           20,833     Bombadier, Inc. - Notes 144A (a) #
                                                                         (US)
Software - 2.8%                                                          6.3% due 05/01/14 ....................      850         734
   Cadence Design Systems, Inc. * (US) ......     71,900      938     Raytheon Co. - Debs. (US)
   Intuit, Inc. * (US) ......................    116,200    5,276        6.0% due 12/15/10 ....................      125         137
   Microsoft Corp. * (US) ...................  1,328,000   36,719     Systems 2001 LLC - Cl. G 144A (a)
   Oracle Corp. * (US) ......................    374,400    4,223        (US)
   Peoplesoft, Inc. * (US) ..................    119,800    2,378        6.664% due 09/15/13 ..................      237         263
   Sap Aktiengesellschaft - ADR (US) ........     65,500    2,551     Systems 2001 LLC - CTF Cl. B
   Symantec Corp. * (US) ....................     85,900    4,714        144A (a) (US)
                                                          -------        7.156% due 12/15/11 ..................      304         329
                                                           56,799                                                         ----------
                                                                                                                               3,475
Specialty Retail - 2.4%
   AutoNation, Inc. * (US) ..................    119,500    2,041  Airlines - 0.0%
   Best Buy Co., Inc. * (US) ................     70,300    3,813     Delta Air Lines, Inc. # (US)
   CDW Corp. (US) ...........................     48,000    2,785        7.7% due 12/15/05 ....................       75          33
   Circuit City Stores, Inc. (US) ...........     99,900    1,532
   Gap, Inc. (US) ...........................    203,900    3,813  Auto Components - 0.1%
   Home Depot, Inc. * (US) ..................    504,000   19,757     Delphi (US)
   Limited, Inc. * (US) .....................    154,800    3,451        1.0% due 11/15/33 ....................      100         101
   Lowe's Cos., Inc. * (US) .................     52,800    2,870     Delphi Corp. - Notes (US)
   RadioShack Corp. * (US) ..................     81,100    2,323        6.5% due 08/15/13 ....................    1,450       1,487
   TJX Cos., Inc. * (US) ....................    171,200    3,773     TRW Automotive - Sr. Sub. Notes
   Williams-Sonoma, Inc. * (US) .............     68,900    2,587        (US)
                                                          -------        11.0% due 02/15/13 ...................       45          54
                                                           48,745                                                         ----------
                                                                                                                               1,642
Textiles & Apparel - 0.3%
   Coach, Inc. * (US) .......................     56,100    2,380  Auto Loan - 0.6%
   Nike, Inc. - Cl. B (US) ..................     44,400    3,498     Ford Motor Credit Co. - Notes (US)
                                                          -------        6.875% due 02/01/06 ..................      953         997
                                                            5,878        7.375% due 10/28/09 ..................      120         131
                                                                      Ford Motor Credit Co. (US)
Tobacco - 0.8%                                                           7.875% due 06/15/10 ..................      500         558
   Altria Group, Inc. (US) ..................    335,200   15,768     General Motors Acceptance Corp.
                                                                         (US)
Trading Companies & Distributors - 0.3%                                  3.08% due 09/23/08 ...................    1,350       1,349
   W.W. Grainger, Inc. * (US) ...............     87,400    5,039        6.875% due 08/28/12 ..................    1,000       1,039
                                                                      General Motors Acceptance Corp. -
U.S. Government Agencies - 0.9%                                          Notes (US)
   Federal Home Loan Mortgage Corp. *                                    6.125% due 09/15/06 ..................    1,745       1,824
      (US) ..................................    132,700    8,657        6.875% due 09/15/11 ..................      250         262
   Federal National Mortgage Assoc.                                      7.75% due 01/19/10 ...................      180         198
      (US) ..................................    155,400    9,853        8.0% due 11/01/31 ....................      250         259
                                                          -------
                                                           18,510

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                   Par     Market                                                     Par     Market
                Name of Issuer                    Value    Value                    Name of Issuer                   Value    Value
                --------------                   -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Auto Loan - Continued                                              Banks - Continued
   General Motors Acceptance Corp. -                                  Banc America Commercial Mortgage,
      Sr. Notes (US)                                                     Inc. - Ser. 2004-1 Cl. G 144A (a) (US)
      5.625% due 05/15/09 .....................   $  900  $   918        5.377% due 11/10/39 .....................   $1,350   $1,350
      7.0% due 02/01/12 .......................      900      942     Banc America Mortgage Securities,
   GMAC Commercial Mortgage                                              Inc. - Ser. 2003-F Cl. 2A1 (US)
      Securities, Inc. - CTF Cl. H                                       3.734% due 07/25/33 .....................      194      192
      144A (a) (US)                                                   Bank of America Corp. - Sr. Notes (US)
      5.31% due 05/10/36 ......................    3,000    2,941        7.125% due 09/15/06 .....................      250      269
                                                          -------     Bank One Corp. - Notes (US)
                                                           11,418        6.5% due 02/01/06 .......................    1,238    1,298
                                                                      Barclays Bank plc - Notes 144A (a) (US)
Automobiles - 0.4%                                                       6.86% due 06/15/32 ......................       30       33
   Daimler Chrysler NA Holding Corp. -                                Capital One Bank (US)
      Sr. Notes (US)                                                     5.0% due 06/15/09 .......................      170      176
      6.5% due 11/15/13 .......................    1,040    1,128     Central American Bank - 144A (a) (US)
   DaimlerChrysler NA (US)                                               6.75% due 04/15/13 ......................    1,350    1,504
      1.87% due 05/24/06 ......................    1,833    1,840     Corporacion Andina De Fomento -
   DaimlerChrysler NA - Notes (US)                                       Notes (US)
      3.75% due 06/04/08 ......................      175      177        5.2% due 05/21/13 .......................    1,330    1,356
      8.0% due 06/15/10 .......................      100      116        6.875% due 03/15/12 .....................      160      180
   DaimlerChrysler NA Holding Co. -                                   Credit Suisse First Boston - Ser. 2003 (US)
      Notes (US)                                                         3.727% due 03/25/35 .....................    3,683    3,647
      4.75% due 01/15/08 ......................      275      283     Credit Suisse First Boston - Ser.
   DaimlerChrysler NA Holding Co. (US)                                   2003-C3 Cl. F 144A (a) (US)
      7.2% due 09/01/09 .......................      110      124        4.518% due 05/15/38 .....................    2,000    1,917
   First Invs Auto Owner Trust - Notes                                Credit Suisse First Boston - Sr. Notes (US)
      Cl. A (US)                                                         4.625% due 01/15/08 .....................    1,276    1,318
      3.46% due 12/15/08 ......................       20       20     Credit Suisse First Boston - Ser. 2004
   Ford Motor Co. - Bonds (US)                                           AR1 Cl. II A1 (US)
      6.625% due 10/01/28 .....................    2,134    1,932        4.832% due 02/25/34 .....................      173      174
      7.45% due 07/16/31 ......................       25       24     Credit Suisse First Boston (US)
   General Motors Corp. - Sr. Debs. (US)                                 6.5% due 01/15/12 .......................      125      139
      8.375% due 07/15/33 .....................    1,948    2,068     Credit Suisse First Boston Mortgage -
   Hertz Corp. - Notes (US)                                              CTF Cl. II A2 (US)
      1.0% due 08/05/08 .......................      180      182        4.375% due 04/25/33 .....................       55       56
   Hertz Corp. - Sr. Notes (US)                                       Credit Suisse First Boston Mortgage -
      6.35% due 06/15/10 ......................      205      212        Cl. A2 (US)
   Hertz Corp. (US)                                                      5.935% due 01/15/06 .....................      250      258
      7.625% due 08/15/07 .....................      100      108     Credit Suisse First Boston Mortgage -
   United Rentals North America, Inc. -                                  CF2 Cl. A3 (US)
      Sr. Notes (US)                                                     6.238% due 02/15/34 .....................      250      269
      6.5% due 02/15/12 .......................       30       29     Credit Suisse First Boston Mortgage
                                                          -------        Securities Corp. - Cl. A1 (US)
                                                            8,243        3.801% due 06/15/06 .....................      313      314
                                                                      Credit Suisse First Boston Mortgage
Banks - 2.3%                                                             Securities Corp. - Ser. 2004-AR7
   Banc America Commercial Mortgage,                                     Cl. 2A1 (US)
      Inc. - CTF 144A (a) (US)                                           4.912% due 06/25/09 .....................      570      578
      5.276% due 03/11/41 .....................    2,000    2,005
   Banc America Commercial Mortgage,
      Inc. - Ser. 2004-1 Cl. F 144A (a) (US)
      5.279% due 11/10/39 .....................    1,350    1,350

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                 Par     Market                                                       Par     Market
                Name of Issuer                  Value    Value                   Name of Issuer                      Value    Value
                --------------                 -------  -------                  --------------                     -------  -------
                                               (000's)  (000's)                                                     (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                PUBLICLY-TRADED BONDS - Continued

Banks - Continued                                                Beverages - 0.1%
   Credit Suisse First Boston Mortgage                              Anheuser Busch Cos., Inc. - Debs. (US)
      Securities Corp. (US)                                            6.5% due 02/01/43 .........................   $1,232   $1,380
      7.545% due 04/15/10 ...................   $2,533  $ 2,920  Building Products - 0.0%
   CS First Boston Mortgage Securities                              AMH Holdings, Inc. - Sr. Disc. Notes
      Corp. - Cl. A1 (US)                                              144A (a) (US)
      6.91% due 01/15/08 ....................    3,956    4,222        1.0% due 03/01/14 .........................       75       55
   Dresdner Bank AG - Sub. Notes (US)                               Jacuzzi Brands, Inc. -Sr. Sec. Notes (US)
      7.25% due 09/15/15 ....................    1,395    1,629        9.625% due 07/01/10 .......................       50       55
   First Union Lehman Brothers Bank -                               Koppers, Inc. Pennsylvania - Sr. Sec.
      Ser. 1998 C2 CTF Cl. E (US)                                      Notes (US)
      6.778% due 05/18/13 ...................    2,000    2,234        9.875% due 10/15/13 .......................       25       28
   First Union National Bank                                                                                                  ------
      Commercial & Mortgage Trust -                                                                                              138
      CTF Cl. A1 (US)
      5.585% due 08/12/10 ...................      404      428  Chemicals - 0.1%
   FleetBoston Financial Corp. -                                    ICI Wilmington, Inc. - Notes (US)
      Sr. Notes (US)                                                   4.375% due 12/01/08 .......................      235      238
      4.875% due 12/01/06 ...................    1,115    1,158     Lubrizol Corp. - Sr. Notes (US)
   HBOS plc - 144A (a) (US)                                            4.625% due 10/01/09 .......................      145      145
      3.125% due 01/12/07 ...................      250      250        5.5% due 10/01/14 .........................    1,140    1,132
      5.375% due 11/29/49 ...................      190      193     Millenium America , Inc. - Sr. Notes (US)
   HSBC Bank USA - Sub. Notes (US)                                     9.25% due 06/15/08 ........................       25       27
      4.625% due 04/01/14 ...................      500      490     NALCO Co. - Sr. Sub. Notes (US)
   Independence Community Bank                                         8.875% due 11/15/13 .......................       50       54
      Corp. - Sub. Notes (US)                                                                                                 ------
      1.0% due 04/01/14 .....................       80       78                                                                1,596
   JP Morgan Chase & Co. - Notes (US)
      5.25% due 05/30/07 ....................    2,739    2,878  CMBS - 0.1%
      5.35% due 03/01/07 ....................    2,075    2,178     JP Morgan Chase & Co. Commercial
   JP Morgan Chase & Co. - Sub. Notes (US)                             Mortgage Securities - Ser. 2004
      6.75% due 02/01/11 ....................    1,500    1,688        FL1 A1 144A (a) (US)
   Labranche & Co., Inc. - Sr. Notes                                   1.71% due 04/16/19 ........................    2,348    2,347
      144A (a) (US)
      9.5% due 05/15/09 .....................       25       25  Commercial Services & Supplies - 0.3%
   MBNA Ameribank (US)                                              Allied Waste North America, Inc. -
      5.375% due 01/15/08 ...................      250      262        Sr. Notes (US)
   Popular North America, Inc. (US)                                    8.875% due 04/01/08 .......................       30       33
      4.7% due 06/30/09 .....................    1,500    1,537     Cendant Corp. - Sr. Notes (US)
      6.125% due 10/15/06 ...................    1,439    1,520        6.25% due 01/15/08 ........................      125      135
   RBS Capital Trust IV (US)                                           6.25% due 03/15/10 ........................      710      772
      1.0% due 09/29/49 .....................      320      322        7.125% due 03/15/15 .......................      734      842
   Wachovia Bank Commercial                                            7.375% due 01/15/13 .......................    1,457    1,686
      Mortgage Trust - Ser. 2004 C10                                Cendant Corp. - Notes (US)
      Cl A3 (US)                                                       6.875% due 08/15/06 .......................      150      160
      4.39% due 02/15/36 ....................    3,000    2,996     D.R. Horton, Inc. - Notes (US)
   Wachovia Bank Commercial Trust -                                    5.625% due 09/15/14 .......................    1,150    1,147
      Ser. 2003-C8 Cl. F 144A (a) (US)                              Iron Mountain, Inc. Pennsylvania -
      5.031% due 11/15/35 ...................    1,400    1,418        Sr. Sub. Notes (US)
   Zions Bancorp - Sub. Notes (US)                                     6.625% due 01/01/16 .......................       25       24
      6.0% due 09/15/15 .....................      250      266     PHH Corp. - Notes (US)
                                                        -------        7.125% due 03/01/13 .......................      300      343
                                                         47,075

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                   Par     Market                                                     Par     Market
               Name of Issuer                     Value    Value                  Name of Issuer                     Value    Value
               --------------                    -------  -------                 --------------                    -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Commercial Services & Supplies - Continued                         Credit Card - 0.1%
   Quintiles Transnational Corp. - Sr.                                Citibank Credit Card Issuance Trust -
      Sub. Notes (US)                                                    Cl. A1 Notes (US)
      10.0% due 10/01/13 ......................    $ 50    $   53        4.95% due 02/09/09 ......................   $2,000   $2,085
   Synagro Technologies, Inc. - Sr. Sub.                              MBNA Credit Card Master Note
      Notes # (US)                                                       Trust - Notes Cl. C (US)
      9.5% due 04/01/09 .......................      25        27        6.8% due 07/15/14 .......................      500      555
   Waste Management, Inc. - Sr. Notes                                 Nordstrom Credit Card Master Note
      (US)                                                               Trust - Notes Cl. B 144A(a) (US)
      6.375% due 11/15/12 .....................     125       138        2.039% due 10/13/10 .....................      150      150
                                                           ------     Pass Through Amortizing Credit Card
                                                            5,360        Trust - CTF Cl. A3 144A(a) (US)
                                                                         6.298% due 06/18/12 .....................       46       46
Communications Equipment - 0.0%                                       Sears Credit Account Master Trust -
   Crown Castle International Corp. -                                    Ser. 1998-2 Cl. A (US)
      Sr. Notes (US)                                                     5.25% due 10/16/08 ......................       36       36
      7.5% due 12/01/13 .......................      35        37                                                             ------
   Motorola, Inc. - Debs. (US)                                                                                                 2,872
      7.5% due 05/15/25 .......................      50        57
                                                           ------  Diversified Financials - 2.2%
                                                               94     AXA Financial, Inc. - Sr. Notes (US)
                                                                         7.75% due 08/01/10 ......................    1,068    1,252
Construction & Engineering - 0.0%                                     Bear Stearns & Co., Inc. - Notes (US)
   Lennar Corp. - Sr. Notes # (US)                                       5.7% due 11/15/14 .......................    2,468    2,596
      5.95% due 03/01/13 ......................      30        32     Capital One Financial Corp. - Notes
   Lennar Corp. - Sr. Notes (US)                                         (US)
      9.95% due 05/01/10 ......................      30        33        7.25% due 05/01/06 ......................      190      201
   Lyon Williams Homes, Inc. -                                        Chase Commercial Mortgage
      Sr. Notes (US)                                                     Securities Corp. - Ser. 1997-1
      10.75% due 04/01/13 .....................      50        57        Cl. A2 (US)
   MDC Holdings, Inc. - Sr. Notes (US)                                   7.37% due 02/19/07 ......................    4,219    4,515
      5.5% due 05/15/13 .......................      50        51     Chase Commercial Mortgage
   Pulte Homes, Inc. - Sr. Notes (US)                                    Securities Corp. - Cl. C (US)
      6.25% due 02/15/13 ......................     100       107        7.928% due 07/15/32 .....................    1,000    1,174
      7.875% due 08/01/11 .....................      90       105     CIT Group, Inc - Sr. Notes (US)
      8.125% due 03/01/11 .....................      25        29        5.75% due 09/25/07 ......................    1,420    1,510
   Technical Olympic USA , Inc. -                                     CIT Group, Inc. (US)
      Sr. Sub. Notes (US)                                                1.48% due 05/18/07 ......................    1,100    1,100
      10.375% due 07/01/12 ....................      50        56     CIT Group, Inc. - Sr. Notes (US)
                                                           ------        4.0% due 05/08/08 .......................      934      943
                                                              470     Citigroup, Inc. - Sr. Notes (US)
                                                                         5.0% due 03/06/07 .......................    3,000    3,131
Construction Materials - 0.0%                                         Citigroup, Inc. - Sub. Notes 144A (a)
   Gerdau Ameristeel Corp. - Sr. Notes #                                 (US)
      (US)                                                               5.0% due 09/15/14 .......................      200      200
      10.375% due 07/15/11 ....................      10        11     Citigroup, Inc. - Notes (US)
Containers & Packaging - 0.0%                                            5.5% due 08/09/06 .......................    2,000    2,092
   Graphic Packaging International, Inc.                              Citigroup, Inc. - Sub. Notes (US)
      - Sr. Sub. Notes # (US)                                            5.625% due 08/27/12 .....................    1,260    1,347
      9.5% due 08/15/13 .......................      50        57     GE Commercial Mortgage Corp. -
   Jefferson Smurfit Corp. - Sr. Notes                                   2003 C1 144A (a) (US)
      (US)                                                               5.948% due 01/10/38 .....................    3,000    3,066
      7.5% due 06/01/13 .......................      35        37     General Electric Capital Corp. (US)
   Owens Brockway Glass Container -                                      5.875% due 02/15/12 .....................    2,950    3,202
      Sr. Notes 144A (a) (US)
      8.75% due 11/15/12 ......................      35        39
                                                           ------
                                                              133

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                 Par     Market                                                       Par     Market
                 Name of Issuer                 Value    Value                    Name of Issuer                     Value    Value
                 --------------                -------  -------                   --------------                    -------  -------
                                               (000's)  (000's)                                                     (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued                               Diversified Telecommunication Services - Continued
   Goldman Sachs Group, Inc. - Notes                                   10.0% due 03/01/31 ........................   $1,150  $ 1,525
      (US)                                                          National Cable plc - Sr. Notes
      2.44% due 09/29/14 ....................  $  310   $   310        144A (a) # (US)
   Goldman Sachs Group, Inc. -                                         8.75% due 04/15/14 ........................       25       27
      Sr. Notes (US)                                                SBC Communications, Inc. - Notes
      4.125% due 01/15/08 ...................   1,050     1,070        (US)
   Goldman Sachs Group, Inc. - Notes #                                 5.625% due 06/15/16 .......................       50       51
      (US)                                                          Singapore Telecommunications -
      5.0% due 10/01/14 .....................     200       198        Notes 144A (a) (US)
   Goldman Sachs Group, Inc. -                                         6.375% due 12/01/11 .......................       75       83
      Sr. Notes (US)                                                Sprint Capital Corp. - Notes (US)
      5.25% due 04/01/13 ....................     375       382        6.125% due 11/15/08 .......................    1,323    1,428
   Goldman Sachs Group, Inc. (US)                                      7.125% due 01/30/06 .......................      100      105
      6.875% due 01/15/11 ...................   3,405     3,845        8.375% due 03/15/12 .......................    1,102    1,335
   Greater Connecticut Consumer Loan                                   8.75% due 03/15/32 ........................      740      939
      Trust - Notes Cl. A 144A (a) (US)                             Telecom Italia Capital Corp. - Sr.
      6.25% due 02/15/20 ....................     343       345        Notes Ser. A 144A (a) (US)
   Green Tree Financial Corp. - Ser.                                   4.0% due 11/15/08 .........................      250      251
      1996-8 Cl. A6 (US)                                            Telstra, Ltd. - Notes (US)
      7.6% due 10/15/27 .....................   2,900     3,135        6.375% due 04/01/12 .......................      125      138
   Morgan Stanley Capital, Inc. - Ser.                              Tritel PCS, Inc. - Sr. Sub. Notes (US)
      2003 Cl. A 144A (a) (US)                                         10.375% due 01/15/11 ......................      325      371
      1.0% due 07/14/08 .....................      97        98     Verizon Global Funding Corp. - Notes
   Morgan Stanley Group, Inc. (US)                                     (US)
      6.75% due 04/15/11 ....................   2,880     3,227        6.75% due 12/01/05 ........................    2,169    2,271
   Nationwide Life Global Funding (US)                              Verizon Global Funding Corp. -
      5.35% due 02/15/07 ....................      60        63        Global Notes (US)
   Salomon Brothers Commercial and                                     7.375% due 09/01/12 .......................      927    1,082
      Mortgage Trust - CTF 2001-C1                                  Verizon New York, Inc. - Debs. Ser. A
      Cl. A3 (US)                                                      (US)
      6.428% due 12/18/35 ...................     925     1,019        6.875% due 04/01/12 .......................    1,133    1,260
   SLM Corp. # (US)                                                 Vodafone Group plc - Notes (US)
      5.0% due 04/15/15 .....................     500       495        5.375% due 01/30/15 .......................      110      114
   Washington Mutual Mortgage                                                                                                -------
      Securities Corp. - Cl. A6 (US)                                                                                          13,172
      4.56% due 03/25/33 ....................      36        36
   Washington Mutual, Inc. (US)                                  Electric Utilities - 0.7%
      5.625% due 01/15/07 ...................   3,050     3,206     American Electric Power , Inc. -
   Wells Fargo & Co. - Notes # (US)                                    Sr. Notes Ser. D (US)
      3.5% due 04/04/08 .....................     500       501        5.25% due 06/01/15 ........................    1,395    1,401
                                                        -------     Enersis SA - Notes (US)
                                                         44,259        7.375% due 01/15/14 .......................    1,325    1,390
                                                                    FirstEnergy Corp. - Notes Ser. B (US)
Diversified Telecommunication Services - 0.7%                          6.45% due 11/15/11 ........................    1,054    1,150
   AT&T Corp. - Debs. (US)                                          FirstEnergy Corp. - Notes Ser. C (US)
      8.35% due 01/15/25 ....................     100       102        7.375% due 11/15/31 .......................      843      947
   Bellsouth Corp. - Notes (US)                                     Progress Energy, Inc. - Sr. Notes (US)
      4.2% due 09/15/09 .....................     125       126        6.75% due 03/01/06 ........................    1,560    1,638
   British Telecommunications plc -                                    7.0% due 10/30/31 .........................      693      754
      Notes (US)                                                    Public Service Co. New Mexico -
      8.875% due 12/15/30 ...................      40        53        Sr. Unsecd. Notes (US)
   Deutsche Telekom International (US)                                 4.4% due 09/15/08 .........................    1,453    1,473
      8.5% due 06/15/10 .....................     721       864     TXU Australia Holdings, Ltd. - GTD
   France Telecom SA - Notes (US)                                      Sr. Notes 144A (a) (US)
      9.25% due 03/01/11 ....................     875     1,047        6.15% due 11/15/13 ........................    1,750    1,904

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                 Par     Market                                                       Par     Market
               Name of Issuer                   Value    Value                    Name of Issuer                     Value    Value
               --------------                  -------  -------                   --------------                    -------  -------
                                               (000's)  (000's)                                                     (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                PUBLICLY-TRADED BONDS - Continued

Electric Utilities - Continued                                   Electric/Gas - Continued
   TXU Energy Co. LLC - Sr. Notes                                   Southern California Edison Co. - Ser.
      144A (a) (US)                                                    2004B (US)
      2.38% due 01/17/06 ....................   $  220  $   220        6.0% due 01/15/34 .........................   $1,040  $ 1,081
   TXU Energy Co. LLC - Sr. Notes                                   SP Power Assets, Ltd. - 144A (a)
      (US)                                                             (US)
      7.0% due 03/15/13 .....................    1,399    1,580        5.0% due 10/22/13 .........................      150      152
   Wisconsin Power & Light Co. - Debs.                              United Energy Distribution, Ltd. -
      (US)                                                             Sr. Notes 144A (a) (US)
      6.25% due 07/31/34 ....................    1,785    1,879        4.7% due 04/15/11 .........................       90       91
                                                        -------                                                              -------
                                                         14,336                                                               14,005

Electric/Gas - 0.7%                                              Electronic Equipment & Instruments - 0.0%
   AES Corp. (US)                                                   Jabil Circuit, Inc. - Sr. Notes (US)
      9.375% due 09/15/10 ...................       25       28        5.875% due 07/15/10 .......................      210      219
   Dominion Resources, Inc. - Notes                                 ON Semiconductor Corp. - Sr. Sec.
      (US)                                                             Notes (US)
      5.7% due 09/17/12 .....................      200      210        12.0% due 03/15/10 ........................       25       29
   Duke Energy Co. - Bonds (US)                                     Solectron Corp. - Sr. Notes (US)
      3.75% due 03/05/08 ....................      665      668        9.625% due 02/15/09 .......................       45       50
   Edison Mission Energy - Sr. Notes                                Stoneridge, Inc. - Sr. Notes (US)
      (US)                                                             11.5% due 05/01/12 ........................       50       57
      9.875% due 04/15/11 ...................      150      175     Viasystems, Inc. - Sr. Sub. Notes (US)
   Empresa Nacional De Electricid -                                    10.5% due 01/15/11 ........................       55       52
      Notes (US)                                                                                                             -------
      8.35% due 08/01/13 ....................    1,650    1,842                                                                  407
      8.5% due 04/01/09 .....................      130      147
   Kansas City Power & Light Co. -                               Energy Equipment & Services - 0.1%
      Sr. Notes Ser. A (US)                                         Enbridge Energy Partners LP - Notes
      6.0% due 03/15/07 .....................    1,440    1,521        (US)
   Mid American Energy Co. - Notes                                     4.75% due 06/01/13 ........................    1,710    1,661
      (US)                                                          Luscar Coal, Ltd. - Sr. Notes (US)
      4.65% due 10/01/14 ....................      110      109        9.75% due 10/15/11 ........................       25       28
   Oncor Electric Delivery Co. - Sr. Sec.                                                                                    -------
      Notes (US)                                                                                                               1,689
      6.375% due 01/15/15 ...................    1,695    1,870
   Oncor Electric Delivery Co. - Sr. Sec.                        Finance - 1.6%
      Notes # (US)                                                  ACE INA Holding, Inc. - Gtd.
      7.0% due 05/01/32 .....................      125      143        Sr. Notes (US)
   Pacific Gas & Electric Co. - Bonds                                  5.875% due 06/15/14 .......................      420      439
      (US)                                                          Ahold Finance USA - Gtd. Notes
      4.2% due 03/01/11 .....................      250      247        (US)
      4.8% due 03/01/14 .....................      170      169        8.25% due 07/15/10 ........................       50       56
   Pacific Gas & Electric Co. (US)                                  Arch Capital Group, Ltd. - Sr. Notes
      6.05% due 03/01/34 ....................    1,850    1,883        (US)
   Progress Energy, Inc. - Sr. Notes (US)                              7.35% due 05/01/34 ........................    1,870    1,936
      7.1% due 03/01/11 .....................      250      282     Cadbury Schweppes U.S. Finance -
      7.75% due 03/01/31 ....................       50       59        Sr. Notes 144A (a) (US)
   PSEG Power LLC - Sr. Notes (US)                                     5.125% due 10/01/13 .......................      100      102
      5.0% due 04/01/14 .....................      275      268     California Infras & Ecomomic - Ser.
      6.875% due 04/15/06 ...................    1,760    1,860        1997-1 CTF Cl. A6 (US)
      8.625% due 04/15/31 ...................       50       64        6.38% due 09/25/08 ........................      333      347
   Sempra Energy - Notes (US)                                       California Infrastructure
      4.75% due 05/15/09 ....................    1,100    1,136        Development - Ser. 1997-1 CTF
                                                                       Cl. A7 (US)
                                                                       6.42% due 09/25/08 ........................      316      328

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                   Par     Market                                                     Par     Market
                 Name of Issuer                   Value    Value                    Name of Issuer                   Value    Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Finance - Continued                                                Finance - Continued
   Caterpillar Financial Services Corp. -                                5.875% due 05/01/13 .....................   $1,317   $1,401
      Sr. Notes (US)                                                  International Lease Finance Corp. -
      4.5% due 06/15/09 .......................   $  140   $  144        Sr. Notes (US)
   CNOOC Finance 2003, Ltd. - GTD                                        4.75% due 07/01/09 ......................      515      530
      Notes 144A (a) (US)                                             Mangrove Bay Trust - 144A (a) (US)
      5.5% due 05/21/33 .......................    1,345    1,196        6.102% due 07/15/33 .....................      100      102
   Concentra Operating Corp. - Sr. Sub.                               MBNA Capital - Ser. B (US)
      Notes 144A (a) (US)                                                1.963% due 02/01/27 .....................      325      309
      9.125% due 06/01/12 .....................       25       27     Mizuho Financial Group Cayman,
   Cullen Frost Captial Trust II - Ser. A                                Ltd. - Sub. Notes 144A (a) (US)
      (US)                                                               5.79% due 04/15/14 ......................      855      882
      2.86% due 03/01/34 ......................      110      114     Monumental Global Funding - Sr.
   DBS Capital Funding Corp. - Ser. A                                    Sec. Notes Ser. A 144A (a) (US)
      144A (a) (US)                                                      5.2% due 01/30/07 .......................      250      262
      1.0% due 03/15/49 .......................       90      105     Monumental Global Funding II -
   Deutsche Telekom International                                        Notes 144A (a) (US)
      Finance (US)                                                       1.29% due 05/19/06 ......................      630      629
      8.75% due 06/15/30 ......................    1,046    1,352     National Rural Utilities Cooperative
   Deutsche Telekom International                                        Finance - Bonds (US)
      Finance BV - Notes (US)                                            3.875% due 02/15/08 .....................    1,698    1,713
      9.25% due 06/01/32 ......................      100      139     NiSource Finance Corp. - Sr. Notes
   Devon Financing Corp. United L C -                                    (US)
      Notes (US)                                                         6.15% due 03/01/13 ......................      912      989
      6.875% due 09/30/11 .....................       90      102     NiSource Finance Corp. (US)
   Duke Capital LLC. - Sr. Notes (US)                                    7.875% due 11/15/10 .....................    1,530    1,808
      6.75% due 02/15/32 ......................    1,394    1,469     Odyssey Re Holdings Corp. -
   Equus Cayman Finance, Ltd. - Sr.                                      Sr. Notes (US)
      Notes 144A (a) (US)                                                7.65% due 11/01/13 ......................    4,000    4,363
      5.5% due 09/12/08 .......................    1,240    1,281     PCCW Hkt Capital, Ltd. (US)
   ERAC USA Finance Co. - Gtd. Notes                                     8.0% due 11/15/11 .......................       80       93
      144A (a) (US)                                                   Pemex Finance, Ltd. - Notes (US)
      6.7% due 06/01/34 .......................      735      777        7.33% due 05/15/12 ......................      130      147
   ERP Operating, Ltd. - Sr. Notes (US)                               Pharma Services Intermediate
      4.75% due 06/15/09 ......................      190      195        Holding Corp. - Sr. Disc. Notes
   Fund American Cos, Inc. - GTD Sr.                                     144A (a) (US)
      Notes (US)                                                         11.5% due 04/01/14 ......................       75       48
      5.875% due 05/15/13 .....................    1,670    1,705        RBS Capital Trust (US)
   General Electric Capital Corp. (US)                                   4.709% due 12/29/49 .....................       80       77
      6.0% due 06/15/12 .......................       70       77     Reliastar Financial Corp. - Notes (US)
   Household Financial Corp. - Global                                    6.5% due 11/15/08 .......................      160      174
      Notes (US)                                                      RH Donnelly Finance Corp. - Sr. Sub.
      4.625% due 01/15/08 .....................    1,432    1,478        Notes (US)
   Household Financial Corp. (US)                                        10.875% due 12/15/12 ....................       25       30
      5.75% due 01/30/07 ......................       35       37     SB Treasury Co. - 144A (a) (US)
   HVB Funding Trust III - CTF                                           1.0% due 12/29/49 .......................      100      118
      144A (a) (US)                                                   UFJ Finance Aruba - GTD Notes
      9.0% due 10/22/31 .......................       80      103        (US)
   International Lease Finance Corp.                                     6.75% due 07/15/13 ......................      100      111
      (US)                                                            Vanderbilt Acquisition Loan Trust -
      1.0% due 01/15/10 .......................    1,615    1,613        Sr. Sub. Notes Cl. A3 (US)
      4.55% due 10/15/09 ......................      100      102        5.7% due 09/07/23 .......................      250      256
   International Lease Finance Corp. -
      Notes (US)
      3.5% due 04/01/09 .......................       30       29

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                   Par     Market                                                     Par     Market
                Name of Issuer                    Value    Value                   Name of Issuer                    Value    Value
                --------------                   -------  -------                  --------------                   -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Finance - Continued                                                Health Care Providers & Services - 0.1%
   WPP Finance UK - Notes 144A (a) #                                  Anthem, Inc. - Notes (US)
      (US)                                                               3.5% due 09/01/07 .......................   $1,760  $ 1,760
      5.875% due 06/15/14 .....................   $1,825  $ 1,870     HCA, Inc. - Notes (US)
                                                          -------        6.25% due 02/15/13 ......................      100      103
                                                           31,165     Health Net, Inc. - Sr. Notes (US)
                                                                         8.375% due 04/15/11 .....................      180      222
Food & Drug Retailing - 0.0%                                          Tenet Healthcare Corp. - Sr. Notes
   Winn Dixie Stores, Inc. - Sr. Notes #                                 144A (a) (US)
      (US)                                                               9.875% due 07/01/14 .....................       35       37
      8.875% due 04/01/08 .....................       50       40                                                            -------
                                                                                                                               2,122
Food Products - 0.3%
   Burns Philip Capital Property, Ltd. -                           Home Equity Loan - 1.3%
      Sr. Sub. Notes (US)                                             Centex Home Equity Loan Trust -
      10.75% due 02/15/11 .....................       35       39        Ser. 2004-D Cl. AF4 (US)
   Gold Kist, Inc. - Sr. Notes 144A (a)                                  1.0% due 06/25/32 .......................      160      159
      (US)                                                            Centex Home Equity Loan Trust -
      10.25% due 03/15/14 .....................       50       55        CTF Cl. A5 (US)
   Kellogg Co. - Notes Ser. B (US)                                       6.83% due 07/25/32 ......................    2,635    2,763
      6.6% due 04/01/11 .......................      200      225     Chase Mortgage Funding - Ser. 2003-
   Kraft Foods, Inc. - Notes (US)                                        2 Cl. IA 3 (US)
      5.25% due 06/01/07 ......................    4,677    4,895        2.864% due 03/25/07 .....................      100      100
   Nabisco, Inc. - Notes (US)                                         Chase Mortgage Funding Ser. 2003-1
      7.05% due 07/15/07 ......................       90       99        CTF CL. IA-3 (US)
   Nabisco, Inc. - Debs. (US)                                            3.14% due 07/25/23 ......................      100      100
      7.55% due 06/15/15 ......................      500      598     Countrywide Home Loan Corp. (US)
                                                          -------        5.5% due 08/01/06 .......................    2,821    2,942
                                                            5,911     Residential Asset Mortgage Products,
                                                                         Inc. - Cl. AI2 (US)
Foreign Governmental - 0.2%                                              3.38% due 03/25/29 ......................    5,000    5,003
   Republic of Chile - Notes (US)                                     Residential Asset Mortgage Products,
      1.5% due 01/28/08 .......................    1,800    1,804        Inc. - Ser. 2004-SL2 Cl. AI (US)
   United Mexican States (US)                                            6.5% due 10/25/16 .......................    5,736    5,934
      6.375% due 01/16/13 .....................    1,700    1,790     Residential Funding and Mortgage
      8.375% due 01/14/11 .....................       40       47        Securities - Notes Cl. A7 (US)
   United Mexican States (XU)                                            6.9% due 01/25/33 .......................    9,000    9,643
      9.875% due 02/01/10 .....................       95      118                                                            -------
   United Mexican States - Bonds (US)                                                                                         26,644
      11.375% due 09/15/16 ....................       50       74
                                                          -------  Hotels Restaurants & Leisure - 0.4%
                                                            3,833     Boyd Gaming Corp. - Sr. Notes (US)
                                                                         9.25% due 08/01/09 ......................       50       55
Gas Utilities - 0.1%                                                  Buffets, Inc. - Sr. Sub. Notes (US)
   Kinder Morgan Energy Partners -                                       11.25% due 07/15/10 .....................       25       27
      Sr. Notes (US)                                                  Carmike Cinemas, Inc. - Sr. Sub.
      7.3% due 08/15/33 .......................    1,480    1,667        Notes (US)
   Michigan Consolidated Gas Co. -                                       7.5% due 02/15/14 .......................       50       51
      Sr. Notes (US)                                                  Circus & Eldorado Circus - Notes #
      5.7% due 03/15/33 .......................    1,480    1,435        (US)
   Williams Cos, Inc. - Notes # (US)                                     10.125% due 03/01/12 ....................       50       53
      8.125% due 03/15/12 .....................       15       17     Harrah's Operating, Inc. - GTD Sr.
                                                          -------        Notes 144A (a) (US)
                                                            3,119        5.5% due 07/01/10 .......................      100      103
                                                                      Hilton Hotels Corp. - Notes (US)
Health Care Equipment & Supplies - 0.0%                                  7.625% due 12/01/12 .....................    1,240    1,441
   Hospira, Inc. - Notes (US)                                            8.25% due 02/15/11 ......................      120      142
      5.9% due 06/15/14 .......................      110      115

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                     Par     Market                                                   Par     Market
                  Name of Issuer                    Value    Value                   Name of Issuer                  Value    Value
                  --------------                   -------  -------                  --------------                 -------  -------
                                                   (000's)  (000's)                                                 (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                    PUBLICLY-TRADED BONDS - Continued

Hotels Restaurants & Leisure - Continued                             Insurance - Continued
   Hilton Hotels Trust - Ser. 2000 Cl. B                                Prudential Financial , Inc. (US)
      (US)                                                                 4.75% due 04/01/14 ....................   $  315   $  308
      1.62% due 10/03/10 ........................   $   95   $   96     Prudential Insurance Co. - Sr. Notes
   Host Marriott LP - Sr. Notes Ser. J                                     144A (a) (US)
      (US)                                                                 6.375% due 07/23/06 ...................      350      372
      7.125% due 11/01/13 .......................       20       21     W.R. Berkley Corp. - Sr. Notes (US)
   Mandalay Resort Group - Sr. Notes                                       6.15% due 08/15/19 ....................    1,750    1,772
      (US)                                                              XL Capital, Ltd. - Sr. Notes (US)
      6.375% due 12/15/11 .......................    1,000    1,028        5.25% due 09/15/14 ....................      105      105
   MGM Mirage, Inc. - Ser. B (US)                                                                                             ------
      6.0% due 10/01/09 .........................    1,820    1,847                                                            7,479
   Royal Caribbean Cruises, Ltd. (US)
      8.75% due 02/02/11 ........................       50       58  Leisure Equipment & Products - 0.0%
   Six Flags, Inc. - Sr. Notes # (US)                                   Eastman Kodak Co. - Sr. Notes (US)
      8.875% due 02/01/10 .......................       65       61        7.25% due 11/15/13 ....................      780      860
   Starwood Hotels & Resorts
      Worldwide, Inc. - Sr. Notes (US)                               Machinery - 0.1%
      7.875% due 05/01/12 .......................    2,300    2,602     Caterpillar, Inc. - Sr. Debs. (US)
                                                             ------        7.25% due 09/15/09 ....................    1,050    1,206
                                                              7,585     Terex Corp. - Sr. Sub. Notes (US)
                                                                           9.25% due 07/15/11 ....................       50       56
Household Durables - 0.1%                                                                                                     ------
   Centex Corp. - Sr. Notes (US)                                                                                               1,262
      4.75% due 01/15/08 ........................       40       41
   Mohawk Industries, Inc. - Notes (US)                              Marine - 0.0%
      6.5% due 04/15/07 .........................    1,580    1,689     Overseas Shipholding Group, Inc. -
                                                             ------        Notes (US)
                                                              1,730        8.25% due 03/15/13 ....................       50       55

Industrial Conglomerates - 0.2%                                      Media - 0.7%
   General Electric Co. - Notes (US)                                    AMC Entertainment, Inc. - Sr. Sub.
      5.0% due 02/01/13 .........................    1,790    1,841        Notes (US)
   Tyco International Group SA - Notes                                     9.875% due 02/01/12 ...................       25       26
      (US)                                                              Canwest Media, Inc. - Sr. Sub. Notes
      6.0% due 11/15/13 .........................      600      648        (CA)
   Tyco International Group SA -                                           10.625% due 05/15/11 ..................       25       28
      Sr. Notes (US)                                                    Charter Communication Operating
      6.375% due 10/15/11 .......................    1,655    1,830        LLC - Sr. Notes 144A (a) (US)
                                                             ------        8.0% due 04/30/12 .....................       60       60
                                                              4,319     Cinemark, Inc. - Sr. Disc. Notes (US)
                                                                           1.0% due 03/15/14 .....................       25       17
Insurance - 0.4%                                                        Clear Channel Communications, Inc.
   Aetna Inc. - Sr. Notes (US)                                             - Notes (US)
      7.375% due 03/01/06 .......................      100      106        5.5% due 09/15/14 .....................      150      149
   Allstate Corp. - Sr. Notes (US)                                      Clear Channel Communications, Inc.
      5.35% due 06/01/33 ........................    1,350    1,251        (US)
   Assurant, Inc. - Sr. Notes (US)                                         7.65% due 09/15/10 ....................      125      143
      5.625% due 02/15/14 .......................       90       92     Comcast Corp. - Notes (US)
      6.75% due 02/15/34 ........................    1,150    1,208        6.5% due 01/15/15 .....................      627      677
   Metlife, Inc. - Debs. (US)                                              7.05% due 03/15/33 ....................    1,446    1,586
      3.911% due 05/15/05 .......................      190      192     Cox Communications, Inc. - Notes
   Nationwide Mutual Insurance Co. -                                       (US)
      Notes 144A (a) (US)                                                  4.625% due 06/01/13 ...................    1,470    1,356
      7.875% due 04/01/33 .......................       30       36     Cox Radio, Inc. - Sr. Notes (US)
   Oil Casualty Insurance, Ltd. - Debs                                     6.625% due 02/15/06 ...................      250      261
      144A (a) (US)                                                     Dex Media, Inc. - Disc. Notes (US)
      8.0% due 09/15/34 .........................    2,050    2,037        1.0% due 11/15/13 .....................       50       37

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                   Par     Market                                                     Par     Market
                 Name of Issuer                   Value    Value                    Name of Issuer                   Value    Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Media - Continued                                                  Multiline Retail - 0.1%
   Liberty Media Corp. - Sr. Notes (US)                               MAY Department Stores Co. -
      2.64% due 09/17/06 ......................   $  760  $   768        Sr. Notes 144A (a) (US)
      3.5% due 09/25/06 .......................       20       20        6.7% due 07/15/34 .......................   $1,075   $1,112
      5.7% due 05/15/13 .......................      676      668     Saks, Inc. (US)
   Liberty Media Corp. - Sr. Debs # (US)                                 7.5% due 12/01/10 .......................       50       53
      8.25% due 02/01/30 ......................      690      766                                                             ------
   News America, Inc. - Sr. Notes (US)                                                                                         1,165
      6.75% due 01/09/38 ......................       30       33
   NextMedia Operating, Inc. - Sr. Sub.                            Oil & Gas - 1.1%
      Notes (US)                                                      Amerada Hess Corp. - Notes (US)
      10.75% due 07/01/11 .....................       50       56        7.3% due 08/15/31 .......................    1,230    1,341
   Quebecor Media, Inc. - Sr. Notes (US)                              Chesapeake Energy Corp. - Sr. Notes
      11.125% due 07/15/11 ....................       25       29        144A (a) (US)
   Telenet Group Holding NV - Sr. Disc.                                  7.0% due 08/15/14 .......................      900      949
      Notes 144A (a) (US)                                             Devon Energy Corp. - Sr. Debs. (US)
      1.0% due 06/15/14 .......................       50       36        7.95% due 04/15/32 ......................    1,480    1,836
   Time Warner, Inc. (US)                                             Duke Capital LLC. - Sr. Notes (US)
      6.15% due 05/01/07 ......................    1,904    2,024        7.5% due 10/01/09 .......................       70       80
      7.625% due 04/15/31 .....................      130      150     Dynegy, Inc. - Sr. Sec. Notes 144A (a)
   Time Warner, Inc. - Debs. (US)                                        (US)
      7.7% due 05/01/32 .......................    1,815    2,111        10.125% due 07/15/13 ....................       25       29
   Time Warner, Inc. - Notes (US)                                     Enterprise Products Operating LP -
      8.18% due 08/15/07 ......................      650      727        Sr. Notes 144A (a) (US)
   Univision Communications, Inc. -                                      5.6% due 10/15/14 .......................    1,140    1,149
      Sr. Notes (US)                                                  Enterprise Products Operating LP -
      3.875% due 10/15/08 .....................      125      124        Sr. Notes (US)
   Viacom, Inc. (US)                                                     6.875% due 03/01/33 .....................    1,252    1,288
      7.875% due 07/30/30 .....................    1,054    1,288     LG Caltex Oil Corp. - Notes 144A (a)
   Young Broadcasting, Inc. - Sr. Sub.                                   (US)
      Notes # (US)                                                       5.5% due 08/25/14 .......................    1,167    1,190
      10.0% due 03/01/11 ......................       50       52     Marathon Oil Corp. - Notes (US)
                                                          -------        6.8% due 03/15/32 .......................    1,494    1,667
                                                           13,192     Newfield Exploration Co. - Sr. Notes
                                                                         (US)
Metals & Mining - 0.1%                                                   7.625% due 03/01/11 .....................    1,170    1,316
   Alcan Aluminum, Ltd. - Notes (US)                                  Newfield Exploration Co. - Sr. Sub.
      5.2% due 01/15/14 .......................       50       51        Notes (US)
   Codelco, Inc. - Notes 144A (a) (US)                                   8.375% due 08/15/12 .....................       50       56
      5.5% due 10/15/13 .......................    1,054    1,097     Occidental Petroleum Corp. - Notes
   Freeport McMoran Copper & Gold -                                      (US)
      Sr. Notes (US)                                                     6.75% due 01/15/12 ......................    1,913    2,169
      10.125% due 02/01/10 ....................       20       23     Peco Energy Transport Trust - Ser.
   Ispat Inland ULC - Sr. Sec. Notes                                     1999A Cl. A7 (US)
      (US)                                                               6.13% due 03/01/09 ......................      315      342
      9.75% due 04/01/14 ......................       50       55     Pemex Project Funding Master Trust -
                                                          -------        Sr. Notes 144A (a) (US)
                                                            1,226        2.82% due 06/15/10 ......................      200      202
                                                                      Pemex Project Funding Master Trust -
Multi-Utilities - 0.1%                                                   Notes (US)
   Centerpoint Energy Houston - Bonds                                    6.125% due 08/15/08 .....................    1,500    1,575
      Ser. K (US)                                                        7.375% due 12/15/14 .....................    1,700    1,853
      6.95% due 03/15/33 ......................    1,000    1,144     Premcor Refining Group, Inc. -
   Centerpoint Energy, Inc. - Sr. Notes #                                Sr. Sub. Notes (US)
      (US)                                                               7.75% due 02/01/12 ......................       25       27
      7.25% due 09/01/10 ......................    1,250    1,381
                                                          -------
                                                            2,525

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                   Par     Market                                                     Par     Market
               Name of Issuer                     Value    Value                    Name of Issuer                   Value    Value
               --------------                    -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Oil & Gas - Continued                                              Other Asset Backed - Continued
   Sunoco, Inc. - Notes (US)                                          Option One Loan Trust - Ser. 2004-1
      4.875% due 10/15/14 .....................   $   50  $    49        CTF Cl. M 1 (US)
   Teppco Partners - Sr. Notes (US)                                      1.7% due 01/25/34 .......................   $1,400  $ 1,397
      6.125% due 02/01/13 .....................    1,308    1,396     Residential Asset Secured Corp. - Ser.
   Texas Gas Transmission LLC - Notes                                    2004 RZ3 Cl. AI4 (US)
      (US)                                                               4.57% due 05/25/33 ......................      150      150
      4.6% due 06/01/15 .......................    1,860    1,789     Wells Fargo Home Equity - Cl. AI5
   Union Oil Co. of California (US)                                      (US)
      7.5% due 02/15/29 .......................       80       95        0.99% due 09/26/34 ......................      250      250
   XTO Energy, Inc. - Sr. Notes                                                                                              -------
      144A (a) (US)                                                                                                           27,881
      5.0% due 01/31/15 .......................    1,050    1,043
                                                          -------  Other Mortgage - 0.4%
                                                           21,441     LB UBS Commercial Mortgage Trust
                                                                         - Ser. 2003-C3 Cl. K 144A (a) (US)
Other Asset Backed - 1.4%                                                5.18% due 02/17/37 ......................    1,363    1,330
   Argent Securities, Inc. - Ser. 2004 W1                             LB UBS Commercial Mortgage Trust
      M3 (US)                                                            - Ser. 2003-C5 Cl. K 144A (a) (US)
      1.0% due 02/25/34 .......................    3,000    3,044        5.25% due 04/15/37 ......................    1,000      975
   Bear Stearns Asset Backed Securities                               LB-UBS Commercial Mortgage Trust
      - Ser. 2003 AC4 Cl. A (US)                                         - Ser. 2000-C4 Cl. A2 (US)
      5.0% due 09/25/33 .......................    3,380    3,409        7.37% due 06/15/10 ......................    5,318    6,151
   CWABS, Inc. Ser. 2003-5 Cl. AF 2                                                                                          -------
      (US)                                                                                                                     8,456
      3.042% due 04/25/25 .....................    3,570    3,571
   CWABS, Inc. - Ser. 2004-10 Cl. AF3                              Paper & Forest Products - 0.2%
      (US)                                                            Georgia Pacific Corp. - Sr. Notes (US)
      3.842% due 02/01/05 .....................    3,710    3,710        8.875% due 02/01/10 .....................       10       12
   CWMBS , Inc. 2004 7 CTF Cl. 2A1                                    International Paper Co. - Notes (US)
      (US)                                                               6.75% due 09/01/11 ......................    1,410    1,571
      1.0% due 04/25/34 .......................      490      486     Norske Skogindustrier - Notes
   CWMBS, Inc. -Ser. 2004-12 CHL                                         144A (a) (US)
      Cl. 12A1 (US)                                                      7.625% due 10/15/11 .....................      245      279
      4.933% due 08/25/34 .....................    1,326    1,356     Potlatch Corp. - Sr. Sub. Notes (US)
   Drive Time Auto Owner Trust - Notes                                   10.0% due 07/15/11 ......................       25       28
      Ser. 2004-A Cl. A3 (US)                                         Temple Inland, Inc. - Notes (US)
      1.0% due 08/15/08 .......................      150      148        7.875% due 05/01/12 .....................       40       47
   Equity One ABS, Inc. - Ser. 2004-2                                 Weyerhaueser Co. - Debs (US)
      Cl. AV2 (US)                                                       7.375% due 03/15/32 .....................    2,014    2,311
      1.55% due 07/25/34 ......................    2,586    2,582                                                            -------
   Equity One ABS, Inc. - Ser. 2003-3                                                                                          4,248
      Cl. AF3 (US)
      3.531% due 12/25/33 .....................    1,990    1,991  Pharmaceuticals - 0.0%
   Equity One ABS, Inc. - Ser. 2004-1                                 Schering Plough Corp. - Sr. Notes
      Cl. M2 (US)                                                        (US)
      5.115% due 04/25/34 .....................    1,000      971        5.3% due 12/01/13 .......................      255      264
   Equity One ABS, Inc. - Ser. 2004-1                                 Wyeth - Notes (US)
      Cl. M3 (US)                                                        4.375% due 03/01/08 .....................      145      147
      5.26% due 04/25/34 ......................    2,250    2,182                                                            -------
   Long Beach Mortgage Loan Trust -                                                                                              411
      Ser. 2004-1 Cl. M3 (US)
      1.0% due 03/25/35 .......................    2,400    2,400  Real Estate Development - 0.0%
   New Century Home Loan Trust - Ser.                                 Developers Diversified Realty Co. -
      2004-A Cl. AII5 (US)                                               Notes (US)
      5.25% due 07/25/34 ......................      230      234        4.625% due 08/01/10 .....................      125      125
                                                                      Rouse Co. - Notes (US)
                                                                         7.2% due 09/15/12 .......................       45       48
                                                                                                                             -------
                                                                                                                                 173

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                  Par     Market                                                      Par     Market
                Name of Issuer                   Value    Value                     Name of Issuer                   Value    Value
                --------------                  -------  -------                    --------------                  -------  -------
                                                (000's)  (000's)                                                    (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

Real Estate Investment Trust - 0.4%                               Telephone - Continued
   Archstone-Smith Operating Trust -                                 Citizens Communications Co. -
      Notes (US)                                                        Sr. Notes (US)
      5.625% due 08/15/14 ....................   $   60   $   62        9.0% due 08/15/31 ........................   $1,600   $1,634
   Boston Properties, Ltd. Partnership -                             Qwest Services Corp. - Sr. Sub. Sec.
      Sr. Notes (US)                                                    Notes 144A (a) (US)
      6.25% due 01/15/13 .....................    1,763    1,902        13.5% due 12/15/10 .......................       75       88
   Crescent Real Estate Equities - Notes                             Royal KPNNV - Notes (US)
      (US)                                                              8.375% due 10/01/30 ......................       40       52
      1.0% due 09/15/07 ......................       20       21                                                              ------
   Health Care Property Investments,                                                                                           1,846
      Inc. - Sr. Notes (US)
      6.45% due 06/25/12 .....................      973    1,056  Textiles & Apparel - 0.0%
   Health Care Reit, Inc. - Notes (US)                               Payless Shoesource, Inc. - Sr. Sub.
      6.0% due 11/15/13 ......................    1,785    1,832        Notes # (US)
   Hospitality Properties Trust -                                       8.25% due 08/01/13 .......................       75       73
      Sr. Notes # (US)
      6.75% due 02/15/13 .....................      100      108  Tobacco - 0.0%
   iStar Financial, Inc. - Sr. Notes (US)                            Altria Group, Inc. - Notes (US)
      7.0% due 03/15/08 ......................    1,900    2,026        7.0% due 11/04/13 ........................      700      731
   Price Reit, Inc. (US)                                             Badger Tobacco (US)
      7.5% due 11/05/06 ......................      125      137        6.125% due 06/01/27 ......................      170      162
   Simon Property Group LP - Notes (US)                                                                                       ------
      5.45% due 03/15/13 .....................      100      102                                                                 893
                                                          ------
                                                           7,246  U.S. Government Agencies - 13.1%
                                                                     Federal Home Loan Bank - Notes (US)
Real Estate Operations - 0.0%                                           2.5% due 12/15/05 ........................      875      876
   EOP Operating, Ltd. - Notes (US)                                     2.625% due 07/15/08 ......................      370      360
      7.5% due 04/19/29 ......................       50       56     Federal Home Loan Bank - Sr. Notes (US)
                                                                        5.8% due 09/02/08 ........................    1,000    1,082
Road & Rail - 0.1%                                                   Federal Home Loan Bank - Bonds (US)
   CSX Corp. - Notes (US)                                               3.0% due 04/15/09 ........................      270      263
      1.0% due 08/03/06 ......................    2,140    2,139     Federal Home Loan Mortgage Corp. -
   Union Pacific Resources Group, Inc. -                                Bonds (US)
      Ser. 2002-1 (US)                                                  5.0% due 10/25/34 ........................    8,000    7,920
      6.061% due 01/17/23 ....................       50       55        5.5% due 08/20/19 ........................      140      140
                                                          ------        5.5% due 01/01/34 ........................    2,327    2,361
                                                           2,194        6.0% due 08/01/16 ........................      243      255
                                                                        6.0% due 08/01/17 ........................      289      304
Semiconductor Equipment & Products - 0.0%                               6.5% due 03/01/17 ........................      167      177
   Amkor Technologies, Inc. - Sr. Notes                                 6.5% due 10/25/33 ........................    5,000    5,244
      # (US)                                                         Federal Home Loan Mortgage Corp. -
      7.75% due 05/15/13 .....................       25       20        Debs. (US)
                                                                        5.875% due 03/21/11 ......................      650      706
Specialty Retail - 0.0%                                                 6.25% due 07/15/32 # .....................    2,000    2,256
   Pathmark Stores, Inc. - Sr. Sub. Notes                            Federal National Mortgage Assoc. -
      # (US)                                                            Notes (US)
      8.75% due 02/01/12 .....................       35       33        2.5% due 06/15/08 # ......................    3,000    2,905
                                                                        4.25% due 07/15/07 # .....................    7,000    7,206
Telephone - 0.1%                                                        4.375% due 03/15/13 ......................    4,250    4,227
   Centennial Communications Corp. -                                    6.0% due 12/15/05 ........................      555      579
      Sr. Notes 144A (a) (US)                                           6.0% due 05/15/08 ........................      775      843
      8.125% due 02/01/14 ....................       50       48        6.625% due 11/15/10 # ....................    2,700    3,071
   Cincinatti Bell, Inc. - Sr. Notes # (US)
      7.25% due 07/15/13 .....................       25       24

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                  Par     Market                                                    Par      Market
                Name of Issuer                   Value    Value                     Name of Issuer                 Value     Value
                --------------                  -------  -------                    --------------                -------   --------
                                                (000's)  (000's)                                                  (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued                                 PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued                              U.S. Government Agencies - Continued
   Federal National Mortgage Assoc. -                                Government National Mortgage
      Bonds (US)                                                        Assoc. - Bonds (US)
      1.0% due 09/01/33 ......................  $   625  $   621        5.0% due 10/15/33 ......................  $  1,095  $  1,092
      3.875% due 07/01/33 ....................      148      147        5.5% due 01/15/34 ......................     1,013     1,032
      4.125% due 04/15/14 # ..................    2,400    2,312        6.0% due 06/15/33 ......................     2,322     2,411
      4.5% due 10/01/18 ......................    4,484    4,481        6.5% due 11/15/32 ......................        --
      4.5% due 10/25/18 ......................   21,540   21,459        8.0% due 11/15/30 ......................       152       165
      5.0% due 05/01/18 ......................      338      345                                                            --------
      5.0% due 10/01/18 ......................      911      927                                                             262,649
      5.0% due 10/25/18 ......................   13,700   13,914
      5.0% due 10/25/33 ......................   12,100   11,971  U.S. Governmental - 2.3%
      5.0% due 03/01/34 ......................    6,723    6,670     U.S. Treasury - Notes (US)
      5.0% due 03/01/34 ......................    4,673    4,636        1.125% due 06/30/05 ....................     6,000     5,958
      5.5% due 06/01/33 ......................    2,109    2,141        1.625% due 02/28/06 # ..................    11,772    11,652
      5.5% due 08/01/33 ......................    5,607    5,694        3.0% due 02/15/09 ......................     2,751     2,723
      5.5% due 10/25/33 ......................   20,500   20,769        3.375% due 09/15/09 ....................       835       835
   Federal National Mortgage Assoc. -                                   3.625% due 01/15/08 ....................     1,202     1,318
      Bonds Cl. 2 (US)                                                  3.625% due 07/15/09 # ..................     3,321     3,361
      5.5% due 11/01/33 ......................    7,277    1,647        3.875% due 02/15/13 ....................     1,020     1,013
   Federal National Mortgage Assoc. -                                   4.25% due 08/15/14 .....................     3,418     3,454
      Bonds (US)                                                        5.0% due 02/15/11 ......................     2,050     2,204
      5.5% due 11/01/33 ......................    8,120    8,245        5.75% due 08/15/10 .....................     2,550     2,843
      5.5% due 12/01/33 ......................    1,102    1,119     U.S. Treasury - Bonds Inflation Index (US)
      5.5% due 02/01/34 ......................    6,218    6,308        3.875% due 04/15/29 ....................       311       413
      5.5% due 02/01/34 ......................    1,340    1,359     U.S. Treasury - Bonds (US)
      5.5% due 12/31/99 ......................   15,240   15,745        5.25% due 02/15/29 .....................     2,695     2,806
      6.0% due 07/01/16 ......................      187      196        5.375% due 02/15/31 ....................     3,045     3,262
      6.0% due 03/01/17 ......................    2,200    2,312        6.5% due 11/15/26 ......................       252       305
      6.0% due 10/25/32 ......................   30,707   31,753        8.875% due 08/15/17 ....................     2,355     3,359
      6.0% due 01/01/33 ......................    3,341    3,462                                                            --------
      6.0% due 03/01/33 ......................    2,862    2,966                                                              45,506
      6.0% due 12/01/99 ......................   11,500   12,046
      6.5% due 10/25/17 ......................    7,244    7,663  Whole Loan CMOs - 1.0%
      6.5% due 04/01/32 ......................      845      886     Bear Stearns ARM Trust - CTF Cl. II
      6.5% due 10/25/32 ......................   11,543   12,106        A2 (US)
      6.5% due 04/01/34 ......................      679      713        4.25% due 04/25/33 .....................        57        57
      6.5% due 07/01/34 ......................      662      695     Bear Stearns ARM Trust - Ser. 2004-3
      7.0% due 09/01/16 ......................      199      211        Cl. IIA (US)
      7.0% due 11/01/30 ......................       52       55        4.344% due 07/25/34 ....................       747       746
      7.0% due 09/01/31 ......................       96      102     Bear Stearns Asset Backed Securities
      7.0% due 12/01/31 ......................      288      306        - Ser. 2004-AC5 Cl. A1 (US)
      7.0% due 03/01/32 ......................      113      120        5.25% due 10/25/34 .....................     2,690     2,725
      7.0% due 04/01/32 ......................       55       59     CWALT, Inc. - Ser. 2004 J7 Cl. 1A2 (US)
      7.0% due 10/25/32 ......................    6,080    6,445        4.673% due 08/25/34 ....................     2,120     2,146
      7.5% due 01/25/28 ......................      100      108     GS Mortgage Securities Corp. - Ser.
      7.5% due 11/01/30 ......................       47       50        2004 Cl. A2C (US)
      7.5% due 06/01/31 ......................      235      252        1.58% due 05/25/34 .....................     3,000     3,000
   Federal National Mortgage Assoc. -                                GS Mortgage Securities Corp. II - Ser.
      Debs. # (US)                                                      2004-GG2 Cl. XC 144A (a) (US)
      6.625% due 11/15/30 ....................    3,462    4,036        1.0% due 08/01/38 ......................   239,464     2,609
   Federal National Mortgage Assoc. -                                Merrill Lynch Mortgage Investments,
      Bonds Ser. 2001-50 Cl. BA (US)                                    Inc. - Ser. 2004 A1 Cl. 2A1 (US)
      7.0% due 10/25/41 ......................      114      122        4.67% due 02/25/34 .....................       421       418

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MANAGED FUND

                                                    Par     Market                                               Par       Market
                 Name of Issuer                    Value     Value                Name of Issuer                Value       Value
                 --------------                  --------  --------               --------------              --------   ----------
                                                  (000's)   (000's)                                            (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued                                    SHORT-TERM INVESTMENTS - 9.8%

Whole Loan CMOs - Continued                                             Investment in joint trading
   Residential Asset Mortgage Products                                     account (US)
      - Ser. 2004-RS9 Cl. AI 4 (US)                                     1.826% due 10/01/04
      4.767% due 10/25/32 .....................  $    250  $    250     (Cost $195,121)  ...................  $195,121   $  195,121
   Structured Asset Securities Corp. -                                                                        --------   ----------
      Ser. 2004 19XS Cl. A2 (US)                                                          TOTAL INVESTMENTS-
      4.37% due 10/25/34 ......................     2,700     2,700                        (Cost $2,156,055)     114.2%   2,281,136
   Structured Asset Securities Corp. -                                  Payables, less cash and receivables-    (114.2)%   (283,872)
      Ser. 2004-16XS Cl. A2 (US)                                                                              --------   ----------
      4.91% due 08/25/34 ......................     2,375     2,395                              NET ASSETS-     100.0%  $1,997,264
   Structured Asset Securities Corp. -                                                                        ========   ==========
      Ser. 2004-6XS Cl. M1 (US)
      4.92% due 03/25/34 ......................     2,500     2,488  *    Non-income producing security.
   Structured Assets Securities Corp.                                (a)  Pursuant to Rule 144A under the Securities Act of 1933,
      (US)                                                                these securities may be resold in transactions exempt
      8.517% due 07/15/27 .....................        64        69       from registration, normally to qualified institutional
   WAMU Mortgage - CTF Cl. A1 (US)                                        buyers. At September 30, 2004, securities aggregated
      4.39% due 06/25/33 ......................       428       432       $45,724 or 2.3% of net assets of the Portfolio.
   WAMU Mortgage - Ser. 2004 AR11
      Cl. A (US)                                                     ADR-American Depository Receipt.
      4.73% due 10/25/34 ......................       836       843  # At September 30, 2004 all or portion of this security was out
                                                           --------  on loan.
                                                             20,878
                                                                     SUMMARY OF LONG-TERM SECURITIES BY COUNTRY
Wireless Telecommunications Services - 0.1%
   American Tower Corp. - Sr. Notes #
      (US)
      7.5% due 05/01/12 .......................        60        61                                            Market        % of
   AT&T Wireless, Inc. - Sr. Notes (US)                                                           Country       Value     Long-Term
      8.75% due 03/01/31 ......................       767     1,007                            Abbreviation    (000s)    Investments
   Dobson Communications Corp. -                                                               ------------  ----------  -----------
      Sr. Notes (US)                                                 United States...........       US       $1,974,060     100.0%
      10.875% due 07/01/10 ....................        50        37  Supra National..........       XU              117       0.0%
   Triton PCS, Inc. - Sr. Sub. Notes #                               Canada..................       CA               28       0.0%
      (US)                                                                                                   ----------     -----
      8.75% due 11/15/11 ......................        35        24                                          $1,974,205     100.0%
   Western Wireless Corp. - Sr. Notes                                                                        ==========     =====
      (US)
      9.25% due 07/15/13 ......................        20        20
                                                           --------
                                                              1,149
                                                           --------
                          TOTAL PUBLICLY-TRADED
                                         BONDS-
                                (Cost $680,041)      34.7%  693,655

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 5.6%
   State Street Navigator Securities
      Lending Portfolio .......................   111,810   111,810

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Managed Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $406                    1.76%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $109,889                  $111,810

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$3,865,292        $3,927,311

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral held for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$2,155,706     $224,195       $(26,248)       $197,947

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                           Market                                                             Market
                Name of Issuer                    Shares   Value                    Name of Issuer                  Shares    Value
                --------------                   -------  -------                   --------------                 -------   -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Aerospace & Defense - 1.8%                                         Diversified Financials - Continued
   Engineered Support Systems, Inc. # * .......   49,800  $ 2,273     Legg Mason, Inc. * ........................   52,050   $ 2,773
   Precision Castparts Corp. ..................   24,800    1,489                                                            -------
                                                          -------                                                             12,968
                                                            3,762
                                                                   Electronic Equipment & Instruments - 2.1%
Auto Components - 0.9%                                                Benchmark Electronics, Inc. * .............   80,949     2,412
   Lear Corp. * ...............................   35,400    1,928     OmniVision Technologies, Inc. # ...........   45,000       637
                                                                      TTM Technologies, Inc. * ..................   36,000       320
Beverages - 0.5%                                                      Waters Corp. * ............................   25,400     1,120
   Constellation Brands, Inc. - Cl. A * .......   28,400    1,081                                                            -------
                                                                                                                               4,489
Biotechnology - 3.6%
   Abgenix, Inc. * ............................   42,700      421  Energy Equipment & Services - 1.8%
   Celgene Corp. * ............................   17,000      990     Ensco International, Inc. .................   97,000     3,169
   Cephalon, Inc. # * .........................   18,400      881     Hanover Compressor Co. ....................   55,000       740
   CV Therapeutics, Inc. # * ..................   70,000      875                                                            -------
   Exelixis, Inc. # * .........................   80,000      645                                                              3,909
   Human Genome Sciences, Inc. # * ............   63,000      687
   Incyte Pharmacuticals, Inc. # ..............   95,000      915  Food Products - 1.2%
   Millennium Pharmaceuticals, Inc. * .........   88,000    1,207     Hain Celestial Group, Inc. * ..............  147,500     2,608
   Vertex Pharmaceuticals, Inc. # * ...........  100,000    1,050
                                                          -------  Health Care Equipment & Supplies - 7.2%
                                                            7,671     Cooper Cos, Inc. # ........................   37,900     2,598
                                                                      Diagnostic Products Corp. .................  103,300     4,222
Commercial Services & Supplies - 6.7%                                 Edwards Lifesciences Corp. # * ............   61,400     2,057
   Career Education Corp. * ...................   78,000    2,217     Fisher Scientific International, Inc. .....   84,500     4,929
   Corporate Executive Board Co. * ............   42,200    2,584     Viasys Healthcare, Inc. * .................   94,800     1,586
   DST Systems, Inc. * ........................   46,100    2,050                                                            -------
   ITT Educational Services, Inc. # * .........  132,700    4,784                                                             15,392
   Waste Connections, Inc. * ..................   85,850    2,720
                                                          -------  Health Care Providers & Services - 8.0%
                                                           14,355     Coventry Health Care, Inc. * ..............   51,500     2,749
                                                                      Healthnet, Inc. *..........................  115,500     2,855
Communications Equipment - 3.2%                                       Odyssey Healthcare, Inc. # * ..............  239,200     4,246
   3Com Corp...................................  140,000      591     PacifiCare Health Systems, Inc. * .........   79,900     2,932
   Avaya, Inc. *...............................   78,000    1,087     Triad Hospitals, Inc. * ...................  108,200     3,726
   Emulex Corp. * .............................   77,000      887     VCA Antech, Inc. * ........................   20,500       423
   Foundry Networks, Inc. * ...................  110,500    1,049                                                            -------
   Polycom, Inc. *.............................  111,900    2,218                                                             16,931
   Research in Motion, Ltd. * .................    6,500      496
   Utstarcom, Inc. # * ........................   34,900      562  Hotels Restaurants & Leisure - 0.6%
                                                          -------     Shuffle Master, Inc. # * ..................   36,400     1,364
                                                            6,890
                                                                   Household Durables - 2.8%
Computers & Peripherals - 1.2%                                        Standard Pacific Corp. ....................   79,100     4,459
   PalmOne, Inc. # * ..........................   15,000      457     Yankee Candle, Inc. * .....................   52,800     1,529
   SanDisk Corp. # * ..........................   69,100    2,012                                                            -------
                                                          -------                                                              5,988
                                                            2,469
                                                                   Insurance - 4.8%
Construction & Engineering - 1.0%                                     Ambac Financial Group, Inc. ...............   48,600     3,885
   Dycom Industries, Inc. * ...................   78,300    2,223     Arthur J. Gallagher & Co. .................  191,300     6,338
                                                                                                                             -------
Containers & Packaging - 2.3%                                                                                                 10,223
   Pactiv Corp. *..............................  210,900    4,903
                                                                   Internet & Catalog Retail - 0.4%
Diversified Financials - 6.1%                                         1-800 Flowers.com., Inc. - Cl. A * ........   95,000       789
   Ameritrade Holding Corp. * .................  177,100    2,127
   E*TRADE Group, Inc. * ......................  304,300    3,475  Internet Software & Services - 1.8%
   Federated Investments, Inc. - Cl. B ........  161,500    4,593     Ask Jeeves, Inc. # * ......................   92,600     3,029
                                                                      DoubleClick, Inc. # .......................  110,000       650
                                                                                                                             -------
                                                                                                                               3,679

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                         Market                                                             Market
                 Name of Issuer                 Shares   Value                    Name of Issuer                  Shares     Value
                 --------------                -------  -------                   --------------                 -------   --------
                                                        (000's)                                                             (000's)
COMMON STOCK - Continued                                         COMMON STOCK - Continued

Machinery - 1.0%                                                 Specialty Retail - Continued
   Graco, Inc. * ............................   66,400  $ 2,224     Williams-Sonoma, Inc. * ....................  63,800   $  2,396
                                                                                                                           --------
Metals & Mining - 1.6%                                                                                                       26,530
   Freeport-McMoran Copper & Gold, Inc. -
      Cl. B .................................   66,300    2,685  Textiles & Apparel - 4.7%
   International Steel Group, Inc. * ........   20,000      674     Coach, Inc. * .............................   39,200      1,663
                                                        -------     Columbia Sportswear Co. # * ...............   89,300      4,867
                                                          3,359     Liz Claiborne, Inc. * .....................   94,400      3,560
                                                                                                                           --------
Oil & Gas - 4.4%                                                                                                             10,090
   Chesapeake Energy Corp. # ................  449,300    7,112
   Plains Exploration & Production Co. * ....   89,100    2,126  Trading Companies & Distributors - 1.5%
                                                        -------     Fastenal Co. # * ..........................   54,900      3,162
                                                          9,238
                                                                 Wireless Telecommunications Services - 0.6%
Pharmaceuticals - 3.2%                                              Nextel Partners, Inc. - Cl. A # * .........   76,000      1,260
   Biovail Corp. # * ........................  153,300    2,652                                                            --------
   King Pharmaceuticals, Inc. * .............  166,300    1,986                             TOTAL COMMON STOCK-
   Watson Pharmaceuticals, Inc. * ...........   76,200    2,245                                 (Cost $202,223)     98.8%   210,393
                                                        -------
                                                          6,883                                                    Par
                                                                                                                  Value
Road & Rail - 1.6%                                                                                               -------
   Yellow Roadway Corp. # * .................   74,700    3,503                                                  (000's)
                                                                 INVESTMENT COMPANIES HELD
Semiconductor Equipment & Products - 6.6%                        AS COLLATERAL ON LOANED
   Brooks Automation, Inc. ..................   36,000      509  SECURITIES - 21.8%
   Conexant Systems, Inc. * .................  150,000      242     State Street Navigator Securities Lending
   Fairchild Semiconductor Corp. - Cl. A * ..  150,700    2,135        Portfolio ..............................  $46,455     46,455
   FormFactor, Inc. # * .....................   33,000      639
   Integrated Device Technology, Inc. * .....   64,000      610  SHORT-TERM INVESTMENTS - 1.3%
   International Rectifier Corp. * ..........   52,900    1,815
   MPS Group, Inc. # * ......................   78,500      660     Investment in joint trading account
   Novellus Systems, Inc. * .................   53,700    1,428        1.826% due 10/01/04
   ON Semiconductor Corp. # * ...............   94,000      294        (Cost $2,663) ..........................    2,663      2,663
   QLogic Corp. * ...........................   14,700      435                                                  -------   --------
   Skyworks Solutions, Inc. # ...............   76,000      722                              TOTAL INVESTMENTS-
   Varian Semiconductor Equipment                                                               (Cost $251,341)    121.9%   259,511
      Associates, Inc. # ....................  144,400    4,462            Payables, less cash and receivables-    (21.9)%  (46,625)
                                                        -------                                                  -------   --------
                                                         13,951                                     NET ASSETS-    100.0%  $212,886
                                                                                                                 =======   ========
Software - 3.1%
   Ascential Software Corp. .................   54,000      728  * Non-income producing security.
   Cadence Design Systems, Inc. * ...........  158,000    2,060  # At September 30, 2004 all or portion of this security was out on
   Dendrite International, Inc. * ...........   97,900    1,578    loan.
   Manhattan Associates, Inc. * .............   90,300    2,205
                                                        -------
                                                          6,571

Specialty Retail - 12.5%
   CDW Corp. ................................   57,500    3,337
   Chicos Fas, Inc. * .......................   36,000    1,231
   Guitar Center, Inc. ......................    6,400      277
   Michaels Stores, Inc. * ..................   90,600    5,364
   O'Reilly Automotive, Inc. # * ............  120,300    4,606
   Pacific Sunwear of California, Inc. * ....  186,600    3,928
   Petco Animal Supplies, Inc. * ............  135,900    4,439
   Too, Inc. * ..............................   52,700      952

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Mid Cap Growth Fund, (formerly John Hancock Small/Mid Cap Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $9,269                   1.51%               $2

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $45,413                   $46,455

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $171,654         $181,248

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $228,422       $35,759       $(5,249)         $30,510

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                          Market                                                              Market
                   Name of Issuer                Shares   Value                      Name of Issuer                  Shares   Value
                   -------------                 ------  -------                     --------------                 -------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK                                                      COMMON STOCK - Continued

Aerospace & Defense - 1.9%                                        Diversified Telecommunication Services - 1.7%
   Raytheon Co. * .............................  11,000   $  418     AT&T Corp. * ................................   18,300   $  262
   Rockwell Collins, Inc. * ...................   8,100      301     Qwest Communications International, Inc. ....  116,020      386
                                                          ------                                                              ------
                                                             719                                                                 648

Airlines - 1.2%                                                   Electric Utilities - 5.1%
   Southwest Airlines Co. .....................  32,300      440     CMS Energy Corp. * ..........................   16,200      154
                                                                     El Paso Electric Co. * ......................    9,900      159
Banks - 6.7%                                                         Firstenergy Corp. * .........................    7,600      312
   Citizens Banking Corp. * ...................   3,300      107     NRG Energy, Inc. * ..........................   15,200      410
   Commerce Bancshares, Inc. ..................   4,425      213     Pinnacle West Capital Corp. * ...............    4,500      187
   First Horizon National Corp. ...............   6,900      299     Teco Energy, Inc. * .........................   43,400      587
   Huntington Bancshares, Inc. * ..............  13,800      344     Xcel Energy, Inc. ...........................    4,700       81
   New York Community Bancorp, Inc. ...........   8,800      181                                                              ------
   Northern Trust Corp. .......................   8,200      335                                                               1,890
   PNC Bank Corp. * ...........................   5,900      319
   Regions Financial Corp. ....................   8,900      294  Electric/Gas - 1.2%
   Synovus Financial Corp. * ..................  15,700      411     Duke Energy Co. .............................   20,000      458
                                                          ------
                                                           2,503  Electrical Equipment - 1.2%
                                                                     Molex, Inc. - Cl. A .........................   16,900      445
Biotechnology - 2.1%
   Human Genome Sciences, Inc. * ..............  11,100      121  Electronic Equipment & Instruments - 1.1%
   MedImmune, Inc. * ..........................  21,800      517     AVX Corp. ...................................   25,200      299
   Vertex Pharmaceuticals, Inc. * .............  12,700      133     Jabil Circuit, Inc. * .......................    5,100      117
                                                          ------                                                              ------
                                                             771                                                                 416

Chemicals - 1.1%                                                  Energy Equipment & Services - 6.1%
   Great Lakes Chemical Corp. .................   9,800      251     Cooper Cameron Corp. * ......................    3,800      208
   IMC Global, Inc. ...........................   9,400      163     Diamond Offshore Drilling, Inc. * ...........   36,100    1,191
                                                          ------     Grant Prideco, Inc. * .......................   22,400      459
                                                             414     Hanover Compressor Co. ......................   20,200      272
                                                                     Petroleum Geo Services ASA - ADR * ..........    3,300      161
Commercial Services & Supplies - 6.7%                                                                                         ------
   Ceridian Corp. * ...........................   8,400      155                                                               2,291
   Equifax, Inc. * ............................  16,000      422
   Herman Miller, Inc. * ......................   8,900      219  Food & Drug Retailing - 0.7%
   Hewitt Associates, Inc. * ..................   2,700       71     Agrium, Inc. ................................    6,600      117
   Manpower, Inc. * ...........................   9,800      436     Potash Corp. of Saskatchewan, Inc. ..........    2,000      129
   MoneyGram International, Inc. * ............  21,200      362                                                              ------
   ServiceMaster Co. ..........................  14,100      181                                                                 246
   The Bisys Group, Inc. * ....................  27,700      405
   Viad Corp. .................................   3,825       91  Food Products - 2.8%
   Weight Watchers International, Inc. ........   4,000      155     Archer Daniels Midland Co. * ................    7,100      121
                                                          ------     Campbell Soup Co. * .........................   22,000      578
                                                           2,497     H.J. Heinz Co. ..............................    9,300      335
                                                                                                                              ------
Communications Equipment - 0.1%                                                                                                1,034
   Tellabs, Inc. * ............................   5,400       50
                                                                  Health Care Providers & Services - 5.0%
Computers & Peripherals - 0.1%                                       Accredo Health, Inc. * ......................    1,500       36
   NVIDIA Corp. * .............................   3,400       49     Amerisource Bergen Corp. * ..................    8,700      467
                                                                     Community Health Systems, Inc. * ............    2,100       56
Diversified Financials - 3.2%                                        Healthsouth Corp. * .........................   65,700      335
   Charles Schwab Corp. * .....................  53,300      490     Lincare Holdings, Inc. * ....................   14,700      437
   Federated Investments, Inc. - Cl. B ........   7,400      210     Tenet Healthcare Corp. * ....................   48,500      523
   Janus Capgroup, Inc. .......................  24,100      328                                                              ------
   LaBranche & Co., Inc. * ....................  18,000      152                                                               1,854
                                                          ------
                                                           1,180  Hotels Restaurants & Leisure - 0.3%
                                                                     Darden Restaurants, Inc. * ..................    4,900      114

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                          Market                                                              Market
                 Name of Issuer                  Shares   Value                      Name of Issuer                  Shares   Value
                 -------------                   ------  -------                     --------------                  ------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK - Continued                                          COMMON STOCK - Continued

Household Durables - 1.0%                                         Oil & Gas - Continued
   Newell Rubbermaid, Inc. ....................  19,500   $  391     Murphy Oil Corp. .............................   3,000  $   260
                                                                                                                             -------
Insurance - 9.9%                                                                                                                 354
   Aon Corp. * ................................   6,900      198
   Axis Capital Holdings, Ltd. * ..............   8,200      213  Paper & Forest Products - 3.3%
   Genworth Financial, Inc. - Cl. A * .........  19,100      445     Bowater, Inc. ................................  11,100      424
   Jefferson-Pilot Corp. * ....................   4,200      209     Domtar, Inc. .................................  22,300      269
   Loews Corp. * ..............................   4,600      269     MeadWestvaco Corp. * .........................  12,500      399
   Ohio Casualty Corp. * ......................  14,300      299     Potlatch Corp. ...............................   2,700      126
   Protective Life Corp. ......................   4,300      169                                                             -------
   Radian Group, Inc. .........................   7,500      347                                                               1,218
   Safeco Corp. * .............................   6,100      279
   St. Paul Cos., Inc. ........................  17,217      569  Pharmaceuticals - 1.1%
   UnumProvident Corp. * ......................  23,900      375     Andrx Corp. * ................................   1,400       31
   XL Capital, Ltd. - Cl. A * .................   4,700      348     Barr Laboratories, Inc. * ....................   2,000       83
                                                          ------     King Pharmaceuticals, Inc. * .................     700        8
                                                           3,720     Mylan Laboratories, Inc. .....................  10,100      182
                                                                     Valeant Pharmaceuticals International ........   5,100      123
Internet Software & Services - 0.9%                                                                                          -------
   McAfee, Inc. * .............................  16,700      336                                                                 427

IT Consulting & Services - 1.1%                                   Real Estate Investment Trust - 1.1%
   BearingPoint, Inc. * .......................  46,900      419     Apartment Investment & Management Co. ........   8,200      285
                                                                     Equity Office Properties Trust * .............   4,700      128
Leisure Equipment & Products - 1.9%                                                                                          -------
   Mattel, Inc. * .............................  38,700      702                                                                 413

Media - 10.8%                                                     Road & Rail - 3.1%
   Cablevision Systems Corp. - Cl. A * ........  25,400      515     CSX Corp. * ..................................  14,600      485
   Cox Radio, Inc. - Cl. A * ..................   8,500      127     Laidlaw International, Inc. * ................  13,000      214
   Dow Jones & Co., Inc. * ....................  12,900      524     Union Pacific Corp. ..........................   7,600      445
   Entercom Communications Corp. * ............  14,400      470                                                             -------
   Hearst-Argyle Television, Inc. * ...........   2,800       69                                                               1,144
   Meredith Corp. * ...........................   6,700      344
   New York Times Co. - Cl. A * ...............  10,100      395  Semiconductor Equipment & Products - 1.3%
   Pearson plc - ADR ..........................  32,400      351     Novellus Systems, Inc. * .....................  18,100      481
   Reuters Group plc - ADR ....................   7,800      265
   Scholastic Corp. * .........................  10,500      324  Software - 3.5%
   Tribune Co. * ..............................   9,400      387     BMC Software, Inc. * .........................  26,900      425
   Washington Post Co. - Cl. B ................     283      260     Cadence Design Systems, Inc. * ...............  11,100      145
                                                          ------     Intuit, Inc. * ...............................   8,900      404
                                                           4,031     Synopsys, Inc. * .............................  21,700      344
                                                                                                                             -------
Metals & Mining - 0.8%                                                                                                         1,318
   Meridian Gold, Inc. * ......................  18,800      314
                                                                  Specialty Retail - 1.1%
Multi-Utilities - 2.3%                                               Abercrombie & Fitch Co. ......................   6,500      205
   Dynegy, Inc. - Cl.A * ......................  72,400      361     Gap, Inc. ....................................  12,000      224
   NiSource, Inc. * ...........................  22,900      481                                                             -------
                                                          ------                                                                 429
                                                             842
                                                                  Textiles & Apparel - 0.1%
Multiline Retail - 2.2%                                              Unifi, Inc. * ................................  20,200       46
   Big Lots, Inc. * ...........................   9,900      121
   Dillard's, Inc. - Cl. A * ..................  12,900      255  Wireless Telecommunications Services - 1.1%
   Family Dollar Stores, Inc. .................  15,900      431     Crown Castle International Corp. * ...........   3,900       58
                                                          ------     Telephone and Data Systems, Inc. .............   4,000      337
                                                             807     United States Cellular Corp. * ...............     400       17
                                                                                                                             -------
Oil & Gas - 0.9%                                                                                                                 412
   Forest Oil Corp. * .........................   3,100       94                                                             -------
                                                                                                TOTAL COMMON STOCK-
                                                                                                     (Cost $34,013)    95.8%  35,823

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                  Par     Market
                       Name of Issuer                            Value    Value
                       --------------                           -------  -------
                                                                (000's)  (000's)
PUBLICLY-TRADED BONDS

Electric/Gas - 0.0%
   Xcel Energy, Inc. - Sr. Notes 144A (a)
   7.5% due 11/21/07 .........................................  $    7   $    10
                                                                         -------
                                  TOTAL PUBLICLY-TRADED BONDS-
                                                    (Cost $10)     0.0%       10

SHORT-TERM INVESTMENTS - 3.9%

   Investment in joint trading account
   1.826% due 10/01/04
   (Cost $1,466) .............................................   1,466     1,466
                                                                ------   -------
                                            TOTAL INVESTMENTS-
                                                (Cost $35,489)    99.7%   37,299
                          Cash and Receivables, less payables-     0.3%      107
                                                                ------   -------
                                                   NET ASSETS-   100.0%  $37,406
                                                                ======   =======

*    Non-income producing security.

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, securities aggregated $10 or 0.0% of net assets of the Portfolio.

ADR-American Depository Receipt.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Mid Cap Value Fund (the "Fund"), which commenced operations on May 1, 2003, is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,033                   1.52%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I
UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $36,196           $26,015

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $21,501        $2,949          $(33)          $2,916

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE B FUND

                                                         Market                                                               Market
                Name of Issuer                  Shares   Value                   Name of Issuer                      Shares   Value
                --------------                 -------  -------                  --------------                     -------  -------
                                                        (000's)                                                              (000's)
COMMON STOCK                                                     COMMON STOCK - Continued

Aerospace & Defense - 1.9%                                       Diversified Financials - Continued
   Raytheon Co. * ...........................   32,800   $1,246     LaBranche & Co., Inc. # * ....................   55,200   $  466
   Rockwell Collins, Inc. * .................   24,000      891                                                               ------
                                                         ------                                                                3,541
                                                          2,137
                                                                 Diversified Telecommunication Services - 1.7%
Airlines - 1.2%                                                     AT&T Corp. * .................................   52,700      755
   Southwest Airlines Co. ...................   98,600    1,343     Qwest Communications International, Inc. .....  354,000    1,179
                                                                                                                              ------
Banks - 6.6%                                                                                                                   1,934
   Citizens Banking Corp. # * ...............   10,500      342
   Commerce Bancshares, Inc. ................   13,573      653  Electric Utilities - 4.9%
   First Horizon National Corp. .............   20,000      867     CMS Energy Corp. # * .........................   41,700      397
   Huntington Bancshares, Inc. *  ...........   42,100    1,049     El Paso Electric Co. * .......................   30,500      490
   New York Community Bancorp, Inc. # .......   23,000      472     Firstenergy Corp. * ..........................   22,500      924
   Northern Trust Corp. .....................   24,500      999     NRG Energy, Inc. * ...........................   42,900    1,156
   PNC Bank Corp. * .........................   18,000      974     Pinnacle West Capital Corp. * ................   12,100      502
   Regions Financial Corp. ..................   26,200      866     Teco Energy, Inc. # * ........................  137,200    1,856
   Synovus Financial Corp. * ................   47,100    1,232     Xcel Energy, Inc. # ..........................   14,800      257
                                                         ------                                                               ------
                                                          7,454                                                                5,582

Biotechnology - 1.9%                                             Electric/Gas - 1.2%
   Human Genome Sciences, Inc. # * ..........   30,800      336     Duke Energy Co. # ............................   61,200    1,401
   MedImmune, Inc. * ........................   65,700    1,557
   Vertex Pharmaceuticals, Inc. # * .........   29,600      311  Electrical Equipment - 1.2%
                                                         ------     Molex, Inc. - CL A ...........................   50,200    1,321
                                                          2,204
                                                                 Electronic Equipment & Instruments - 1.2%
Chemicals - 1.0%                                                    AVX Corp. # ..................................   70,900      840
   Great Lakes Chemical Corp. # .............   28,800      737     Jabil Circuit, Inc. * ........................   24,700      568
   IMC Global, Inc. # .......................   25,800      449                                                               ------
                                                         ------                                                                1,408
                                                          1,186
                                                                 Energy Equipment & Services - 6.1%
Commercial Services & Supplies - 6.4%                               Cooper Cameron Corp. * .......................   10,000      548
   Ceridian Corp. * .........................   21,600      398     Diamond Offshore Drilling, Inc. # * ..........  110,300    3,639
   Equifax, Inc. # * ........................   49,000    1,292     Grant Prideco, Inc. * ........................   68,600    1,406
   Herman Miller, Inc. # * ..................   23,400      577     Hanover Compressor Co. # .....................   68,400      920
   Hewitt Associates, Inc. # * ..............    6,800      180     Petroleum Geo Services ASA - ADR # * .........    8,700      424
   Manpower, Inc. * .........................   31,300    1,392                                                               ------
   MoneyGram International, Inc. * ..........   64,700    1,105                                                                6,937
   ServiceMaster Co. ........................   36,900      474
   The Bisys Group, Inc. * ..................   84,800    1,239  Food & Drug Retailing - 0.7%
   Viad Corp. ...............................    8,050      191     Agrium, Inc. .................................   18,100      322
   Weight Watchers International, Inc. # ....   10,000      388     Potash Corp. of Saskatchewan, Inc. ...........    6,700      430
                                                         ------                                                               ------
                                                          7,236                                                                  752

Commingled Fund - 0.5%                                           Food Products - 2.7%
   iShares Trust ............................    4,600      530     Archer Daniels Midland Co. * .................   20,400      346
                                                                    Campbell Soup Co. # * ........................   65,500    1,722
Communications Equipment - 0.1%                                     H.J. Heinz Co. ...............................   28,200    1,016
   Tellabs, Inc. * ..........................   16,300      150                                                               ------
                                                                                                                               3,084
Computers & Peripherals - 0.2%
   NVIDIA Corp. * ...........................   15,600      227  Health Care Providers & Services - 5.0%
                                                                    Accredo Health, Inc. # * .....................   15,500      365
Diversified Financials - 3.1%                                       Amerisource Bergen Corp. * ...................   25,000    1,343
   Charles Schwab Corp. * ...................  152,000    1,397     Community Health Systems, Inc. * .............    5,900      157
   Federated Investments, Inc. - Cl. B ......   24,300      691     Healthsouth Corp. # * ........................  185,400      946
   Janus Capgroup, Inc. .....................   72,500      987     Lincare Holdings, Inc. * .....................   44,800    1,331
                                                                    Tenet Healthcare Corp. * .....................  136,400    1,472
                                                                                                                              ------
                                                                                                                               5,614

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE B FUND

                                                           Market                                                            Market
               Name of Issuer                     Shares   Value                    Name of Issuer                  Shares    Value
               --------------                    -------  -------                   --------------                  ------  --------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Hotels Restaurants & Leisure - 0.4%                                Oil & Gas - 0.9%
   Darden Restaurants, Inc. * .................   20,300  $   473     Forest Oil Corp. * .........................   8,300  $    250
                                                                      Murphy Oil Corp. ...........................   8,800       764
Household Durables - 1.1%                                                                                                   --------
   Newell Rubbermaid, Inc. ....................   59,400    1,190                                                              1,014

Insurance - 9.8%                                                   Paper & Forest Products - 3.2%
   Aon Corp. * ................................   22,800      655     Bowater, Inc. # ............................  34,100     1,302
   Axis Capital Holdings, Ltd. * ..............   21,600      562     Domtar, Inc. ...............................  68,800       828
   Genworth Financial, Inc. - Cl. A * .........   58,300    1,358     MeadWestvaco Corp. * .......................  38,200     1,219
   Jefferson-Pilot Corp. * ....................   14,600      725     Potlatch Corp. # ...........................   6,900       323
   Loews Corp. * ..............................   12,700      743                                                           --------
   Ohio Casualty Corp. * ......................   42,300      885                                                              3,672
   Protective Life Corp. ......................   12,600      495
   Radian Group, Inc. # .......................   22,100    1,022  Pharmaceuticals - 1.1%
   Safeco Corp. # * ...........................   18,300      835     Andrx Corp. * ..............................   5,500       123
   St. Paul Cos., Inc. ........................   51,500    1,703     Barr Laboratories, Inc. * ..................   5,100       211
   UnumProvident Corp. # * ....................   69,000    1,083     King Pharmaceuticals, Inc. * ...............   1,600        19
   XL Capital, Ltd. - Cl. A * .................   14,200    1,051     Mylan Laboratories, Inc. # .................  26,000       468
                                                          -------     Valeant Pharmaceuticals International # ....  15,700       379
                                                           11,117                                                           --------
                                                                                                                               1,200
Internet Software & Services - 0.9%
   McAfee, Inc. * .............................   53,200    1,069  Real Estate Investment Trust - 1.1%
                                                                      Apartment Investment & Management Co. # ....  23,600       821
IT Consulting & Services - 1.1%                                       Equity Office Properties Trust * ...........  14,300       390
   BearingPoint, Inc. # * .....................  143,100    1,279                                                           --------
                                                                                                                               1,211
Leisure Equipment & Products - 1.9%
   Mattel, Inc. * .............................  116,800    2,118  Road & Rail - 3.1%
                                                                      CSX Corp. * ................................  44,600     1,481
Media - 10.5%                                                         Laidlaw International, Inc. * ..............  37,500       617
   Cablevision Systems Corp. - Cl. A # * ......   72,900    1,478     Union Pacific Corp. ........................  23,300     1,365
   Cox Radio, Inc. - Cl. A * ..................   22,200      331                                                           --------
   Dow Jones & Co., Inc. # * ..................   38,500    1,564                                                              3,463
   Entercom Communications Corp. * ............   44,500    1,453
   Hearst-Argyle Television, Inc. # * .........    7,000      171  Semiconductor Equipment & Products - 1.3%
   Meredith Corp. * ...........................   20,000    1,028     Novellus Systems, Inc. * ...................  54,900     1,460
   New York Times Co. - Cl. A # * .............   30,400    1,189
   Pearson plc - ADR # ........................   96,500    1,045  Software - 3.6%
   Reuters Group plc - ADR # ..................   22,000      748     BMC Software, Inc. * .......................  82,300     1,301
   Scholastic Corp. # * .......................   33,300    1,029     Cadence Design Systems, Inc. * .............  36,400       475
   Tribune Co. * ..............................   26,100    1,074     Intuit, Inc. * .............................  27,100     1,230
   Washington Post Co. - Cl. B ................      865      796     Synopsys, Inc. * ...........................  68,600     1,086
                                                          -------                                                           --------
                                                           11,906                                                              4,092

Metals & Mining - 0.8%                                             Specialty Retail - 1.2%
   Meridian Gold, Inc. # * ....................   56,300      941     Abercrombie & Fitch Co. ....................  17,000       536
                                                                      Gap, Inc. ..................................  43,800       819
Multi-Utilities - 2.2%                                                                                                      --------
   Dynegy, Inc. - Cl. A # * ...................  221,400    1,105                                                              1,355
   NiSource, Inc. # * .........................   68,500    1,439
                                                          -------  Wireless Telecommunications Services - 1.1%
                                                            2,544     Crown Castle International Corp. * .........  14,100       210
                                                                      Telephone and Data Systems, Inc. ...........  11,800       993
Multiline Retail - 2.3%                                               United States Cellular Corp. * .............     900        38
   Big Lots, Inc. * ...........................   29,900      366                                                           --------
   Dillard's, Inc. - Cl. A * ..................   43,900      866                                                              1,241
   Family Dollar Stores, Inc. .................   48,600    1,317                                                           --------
                                                          -------                              TOTAL COMMON STOCK-
                                                            2,549                                  (Cost $104,905)    95.2%  107,935

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
MID CAP VALUE B FUND

                                                               Par      Market
                      Name of Issuer                          Value      Value
                      --------------                         -------   --------
                                                             (000's)    (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 21.5%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $24,386   $ 24,386

SHORT-TERM INVESTMENTS - 5.0%

   Investment in joint trading account
      1.826% due 10/01/04
      (Cost $5,619) ......................................     5,619      5,619
                                                             -------   --------
                                        TOTAL INVESTMENTS-
                                           (Cost $134,910)     121.7%   137,940
                      Payables, less cash and receivables-     (21.7)%  (24,586)
                                                             -------   --------
                                               NET ASSETS-     100.0%  $113,354
                                                             =======   ========

*    Non-income producing security.
     ADR-American Depository Receipt.
#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Mid Cap Value B (formerly John Hancock Small/Mid Cap CORE), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $3,679                   1.51%               $1

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $24,007                  $24,386

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $200,445         $189,861

The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $90,735       $15,922       $(1,066)         $14,856

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

                                                 Par     Market                                                      Par      Market
                Name of Issuer                  Value     Value                    Name of Issuer                   Value     Value
                --------------                 -------  --------                   --------------                  -------  --------
                                               (000's)   (000's)                                                   (000's)   (000's)
PUBLICLY-TRADED BONDS                                             PUBLICLY-TRADED BONDS - Continued

Banks- 0.7%                                                       Whole Loan CMOs- Continued
   Chase Manhattan Bank USA                                          Permanent Financing plc - Notes Ser. 1
   1.05% due 05/11/05 .......................  $ 4,475  $  4,475        Cl. A
                                                                     1.34% due 06/10/05 .........................  $ 4,300  $  4,300
Finance- 1.9%                                                                                                               --------
   Aire Valley Finance - Ser. 2004-1 Cl. 1X                                                                                   24,296
   1.8% due 09/20/05 ........................    4,700     4,700                                                            --------
   General Electric Capital Corp. - Disc.                                            TOTAL PUBLICLY-TRADED BONDS-
      Notes                                                                                       (Cost $178,764)     28.6%  178,764
   1.14% due 03/10/17 .......................    7,000     7,000
                                                        --------  COMMERCIAL PAPER
                                                          11,700
                                                                  Banks - 12.9%
Insurance- 0.5%                                                      Abbey National NA LLC
   Monumental Life Insurance - Notes                                 1.82% due 11/23/04 .........................   10,000     9,973
   1.21% due 11/01/03 .......................    3,000     3,000     ABN Amro Bank
                                                                     1.77% due 12/30/04 .........................    8,000     8,000
U.S. Government Agencies- 21.6% Federal Home                         Bank America Corp.
   Loan Bank                                                         1.87% due 12/20/04 .........................   10,000     9,958
   1.5% due 03/01/05 ........................    6,000     6,000     Barclay's Bank plc
   Federal Home Loan Bank - Bonds                                    1.77% due 03/24/05 .........................   11,700    11,699
   1.66% due 05/16/05 .......................    2,800     2,800     Svenska Handelsbanken
   Federal Home Loan Bank - Disc. Notes                              1.23% due 10/12/04 .........................   11,000    11,000
   1.39% due 11/12/04 .......................    9,000     8,985     Wells Fargo Bank NA
   3.875% due 12/15/04 ......................    9,000     9,049     1.71% due 11/08/04 .........................   12,000    12,000
   Federal Home Loan Bank - Notes                                    Westdeutche Lands
   1.625% due 04/15/05 ......................    5,000     5,009     1.32% due 01/27/05 .........................    9,973     9,973
   Federal Home Loan Mortgage Corp. -                                Wilmington Trust Co.
      Disc. Notes                                                    1.78% due 10/28/04 .........................    8,000     8,000
   1.135% due 12/20/04 ......................   15,000    14,962                                                            --------
   1.34% due 10/26/04 .......................   11,353    11,343                                                              80,603
   1.6% due 11/09/04 ........................    8,765     8,750
   1.69% due 11/02/04 .......................   12,000    11,982  Beverages - 3.0%
   Federal National Mortgage Assoc. -                                Coca Cola Enterprises, Inc.
      Disc. Notes                                                    1.71% due 10/18/04 .........................    4,850     4,845
   1.25% due 11/03/04 .......................   20,308    20,283     1.75% due 10/19/04 .........................    7,210     7,204
   1.6% due 11/10/04 ........................   15,000    14,973     Fortune Brands, Inc.
   1.695% due 12/15/04 ......................    5,376     5,357     1.69% due 11/04/04 .........................    6,759     6,748
   Federal National Mortgage Assoc. - Notes                                                                                 --------
   1.375% due 02/14/05 ......................    5,500     5,500                                                              18,798
   1.61% due 05/13/05 .......................    1,300     1,300
   1.75% due 05/23/05 .......................    9,000     9,000  Chemicals - 1.5%
                                                        --------     E.I. DuPont de Nemours & Co.
                                                         135,293     1.76% due 11/08/04 .........................    9,575     9,557

Whole Loan CMOs- 3.9%                                             Diversified Financials - 5.1%
   Granite Mortgages plc - Notes Ser. 1                              Allstate Financial Global
      Cl. A1                                                         1.503% due 12/22/04 ........................   20,000    20,000
   1.049% due 12/20/04 ......................    1,886     1,886     Morgan Stanley Dean Witter Co.
   Holmes Financing plc - Notes Ser. 1 Cl. A                         1.73% due 10/04/04 .........................    4,015     4,014
   1.045% due 04/15/05 ......................    5,500     5,500     1.78% due 10/26/04 .........................    8,000     7,990
   Permanent Financing plc - Notes Ser 1                                                                                    --------
      Cl. A                                                                                                                   32,005
   1.04% due 03/10/05 .......................    8,500     8,500
   Permanent Financing plc - Notes Ser. 3                         Finance - 39.5%
      Cl. 1A                                                         Apreco, Inc.
   1.08% due 12/10/04 .......................    4,110     4,110     1.78% due 10/28/04 .........................   11,000    10,985
                                                                     Bradford & Bingley Building Society
                                                                     1.56% due 01/07/05 .........................    8,000     8,000

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

                                                  Par     Market                                                  Par        Market
                Name of Issuer                   Value    Value                  Name of Issuer                  Value       Value
                --------------                  -------  -------                 --------------                 -------    ---------
                                                (000's)  (000's)                                                (000's)      (000's)
COMMERCIAL PAPER - Continued                                      COMMERCIAL PAPER - Continued

Finance - Continued                                               Finance - Continued
   CBA Delaware Finance, Inc.                                        Yorktown Capital LLC
   1.65% due 10/05/04 ........................  $ 4,717  $ 4,716     1.78% due 10/19/04 ......................  $10,280    $ 10,271
   Ciesco LP                                                                                                               --------
   1.79% due 11/16/04 ........................   10,000    9,977                                                            246,507
   Clipper Receivables Corp.
   1.88% due 10/01/04 ........................    5,000    5,000  Food Products - 2.0%
   CRC Funding LLC                                                   Sysco Corp.
   1.54% due 10/04/04 ........................   11,000   10,999     1.75% due 10/12/04 ......................   12,500      12,493
   Delaware Funding Corp.
   1.78% due 10/20/04 ........................    7,319    7,312  Insurance - 6.4%
   Diageo Capital plc                                                Metlife, Inc.
   1.76% due 10/22/04 ........................   12,000   11,988     1.774% due 11/01/04 .....................   15,000      15,000
   Edison Asset                                                      New York Life Capital Corp.
   1.81% due 11/19/04 ........................    3,175    3,167     1.77% due 10/19/04 ......................   10,000       9,991
   Edison Asset Securitization                                       Travelers Insurance Co.
   1.8% due 12/09/04 .........................    3,000    2,990     1.385% due 11/26/04 .....................   15,000      15,000
   Eureka Securitization, Inc.                                                                                             --------
   1.57% due 10/06/04 ........................   10,000    9,998                                                             39,991
   Falcon Asset Securitization
   1.79% due 10/18/04 ........................    3,191    3,188  Pharmaceuticals - 1.7%
   Galaxy Funding, Inc.                                              Pfizer, Inc.
   1.62% due 10/20/04 ........................    8,500    8,493     1.57% due 10/07/04 ......................   10,230      10,227
   1.66% due 11/15/04 ........................    5,000    4,990                                                           --------
   General Electric Capital Corp. - Disc.                                              TOTAL COMMERCIAL PAPER-
      Notes                                                                                    (Cost $450,182)     72.1%    450,182
   1.73% due 10/18/04 ........................   11,172   11,163                                                -------    --------
   International Lease Finance Corp.                                                        TOTAL INVESTMENTS-
   1.79% due 11/16/04 ........................   12,000   11,973                               (Cost $628,946)    100.7%    628,946
   Jupiter Section                                                        Payables, less cash and receivables-     (0.7)%    (4,329)
   1.76% due 10/18/04 ........................   11,000   10,991                                                -------    --------
   KFW International Finance, Inc.                                                                 NET ASSETS-    100.0%   $624,617
   1.75% due 11/10/04 ........................   11,000   10,979                                                =======    ========
   Kittyhawk Funding
   1.61% due 10/18/04 ........................    6,000    5,995
   Mass Mutual Funding
   1.76% due 10/27/04 ........................   11,000   10,986
   Montana Blanc Capital Corp.
   1.79% due 10/25/04 ........................    4,899    4,893
   Nationwide Building Society
   1.75% due 10/15/04 ........................    6,735    6,730
   Old Line Funding Corp.
   1.62% due 10/12/04 ........................    3,654    3,652
   1.79% due 11/05/04 ........................    6,086    6,075
   Park Avenue Reconstruction Corp.
   1.78% due 10/26/04 ........................   11,000   10,986
   Preferred Receivables Funding
   1.78% due 10/12/04 ........................    6,300    6,297
   1.78% due 10/18/04 ........................    6,000    5,995
   Societe Generale NA
   1.69% due 10/14/04 ........................    4,648    4,645
   Total Fina Elf Capital
   1.86% due 10/01/04 ........................   10,166   10,166
   UBS Finance Delaware LLC
   1.57% due 10/05/04 ........................   12,910   12,907

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Money Market Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04               $29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                       Market Value
--------------                                       ------------
KFW International Finance, Inc., 1.74 due 10/06/04     $ 29,993
Mortgage International, 1.76%, due 10/01/04               6,985
Mortgage International, 1.77%, due 10/05/04              22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                  30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04        24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04             30,000
Surrey Funding Corp., 1.89%, due 10/01/04                19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04         16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04         13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04            30,000
                                                       --------
   Joint Trading Account Totals                        $372,950
                                                       ========

NOTE C--INVESTMENT TRANSACTIONS

     The identified cost of investment of the Fund at December 31, 2003, was $679,752, which is the same as its tax cost.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                          Market                                                              Market
                Name of Issuer                   Shares   Value                   Name of Issuer                     Shares   Value
                --------------                   ------  -------                  --------------                    -------  -------
                                                         (000's)                                                             (000's)
COMMON STOCK                                                      COMMON STOCK - Continued

Australia - 2.8%                                                  Germany - Continued
   Amcor, Ltd. (BE) ...........................  24,700   $  128     Bayerische Motoren Werke AG * (BV) ..........    4,100   $  169
   Australia & New Zealand Banking Group,                            Bayerische Vereinsbank AG # * (JP) ..........   12,500      240
      Ltd. * (JP) .............................   7,827      108     DaimlerChrysler AG * (BV) ...................   12,100      499
   Brambles Industries, Ltd. # * (BO) .........  27,900      143     Deutsche Bank AG # * (JP) ...................    2,200      158
   Foster's Brewing Group, Ltd. * (JG) ........  33,900      116     Deutsche Boerse AG (JQ) .....................    4,100      207
   Insurance Australia Group (JR) .............  18,700       70     E.On AG (J3) ................................    2,900      214
   National Australia Bank, Ltd. (JP) .........   3,751       73     Infineon Technologies AG * (J0) .............   14,400      147
   Promina Group (JR) .........................  42,000      138     Muenchener Rueckversicherungs-
   QBE Insurance Group, Ltd. # * (JR) .........  16,934      161        Gesellschaft AG * (JR) ...................    2,700      260
   Rinker Group (BD) ..........................   7,115       45     Sanofi Synthelabo * (JO) ....................      833       60
   Wesfarmers (BL) ............................   8,200      190     Siemens AG * (BK) ...........................    6,400      471
   WMC Resources, Ltd. * (BF) .................  33,000      128                                                              ------
   Woolworth's, Ltd. * (JF) ...................  16,500      163                                                               2,747
                                                          ------
                                                           1,463  Hong Kong - 1.4%
                                                                     Esprit Holdings, Ltd. (JE) ..................   21,900      112
Belgium - 0.3%                                                       Hang Lung Properties # (JS) .................  130,000      192
   UCB SA # * (JO) ............................   2,600      138     Hang Seng Bank, Ltd. * (JP) .................    9,300      123
                                                                     Li & Fung, Ltd. * (JB) ......................  142,000      203
Canada - 1.5%                                                        Swire Pacific, Ltd. - Cl. A * (JQ) ..........   11,000       77
   Alcan Aluminum, Ltd. (BF) ..................   6,800      325                                                              ------
   Bombardier, Inc. - Cl. B # (BH) ............  16,400       38                                                                 707
   Cameco Corp. # (BF) ........................     300       24
   Great West Lifeco, Inc. # (JR) .............   2,400       96  Italy - 1.1%
   National Bank of Canada (JP) ...............   3,600      125     ENI * (BB) ..................................   17,400      390
   Thomson Corp. # (JA) .......................   4,800      166     UniCredito Italiano SpA * (JP) ..............   39,900      201
                                                          ------                                                              ------
                                                             774                                                                 591

Denmark - 0.7%                                                    Japan - 21.9%
   Novo Nordisk AS (JO) .......................   3,900      213     Acom Co., Ltd. (JQ) .........................    1,600       99
   Tele Danmark AS (J1) .......................   4,000      142     Advantest (J0) ..............................    2,800      166
                                                          ------     Aeon Co., Ltd. (JD) .........................   11,600      185
                                                             355     Aeon Co., Ltd. * (JD) .......................   11,600      187
                                                                     Canon, Inc. * (JZ) ..........................    3,000      141
Finland - 0.5%                                                       Dai-Nippon Printng Co., Ltd. (BO) ...........    8,000      107
   Nokia Oyj * (JW) ...........................  17,600      242     Daiwa House Industry Co., Ltd. (BW) .........   11,000      107
                                                                     East Japan Railway Co. (BS) .................       24      124
France - 10.9%                                                       Fanuc, Ltd. * (BK) ..........................    4,000      210
   Accor SA # (BZ) ............................   5,400      210     Furukawa Electric Co. (BK) ..................   28,000      110
   Air Liquide # * (BC) .......................   2,860      449     Hirose Electric Co., Ltd. * (JY) ............    1,400      128
   BNP Paribas # * (JP) .......................  14,500      936     Hoya Corp. * (JY) ...........................    1,200      126
   Bouygues SA # * (J2) .......................  16,800      630     Japan Airlines (BQ) .........................   17,000       47
   Carrefour SA # * (JF) ......................   3,100      146     Kansai Electric Power Co., Inc. (J3) ........   13,700      242
   Essilor International # (JL) ...............   2,800      180     Keyence Corp. (JY) ..........................      600      126
   Groupe Danone # * (JH) .....................   4,400      346     Konica Corp. (BX) ...........................   19,000      260
   L'Oreal SA # * (JK) ........................   3,100      203     Kyocera Corp. * (JY) ........................    2,100      148
   Michelin # (BU) ............................   2,000      102     Millea Holdings, Inc. * (JR) ................       33      425
   Renault # (BV) .............................   1,700      139     Mitsubishi Corp. (BN) .......................    8,000       86
   Sanofi-Synthelabo SA # * (JO) ..............  21,900    1,588     Mitsubishi Estate Co., Ltd. * (JS) ..........   54,000      564
   Schneider SA # * (BK) ......................   4,500      291     Mitsubishi Tokyo Finance (JP) ...............       41      342
   Societe Generale - Cl. A # * (JP) ..........   2,200      195     Mitsui Fudosan Co., Ltd. * (JS) .............    9,000       94
   STMicroelectronics # * (J0) ................   8,500      146     Mitsui Sumitomo Insurance Co., Ltd. * (JR) ..   52,100      430
   Vivendi Universal SA # * (JA) ..............   5,000      128     Mizuho Financial GB * (JP) ..................       22       83
                                                          ------     Murata Manufacturing Co., Ltd. (J0) .........    1,500       72
                                                           5,689

Germany - 5.3%
   Allianz AG * (JR) ..........................   3,200      322

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                             Market                                                           Market
                  Name of Issuer                    Shares   Value                   Name of Issuer                  Shares   Value
                  --------------                   -------  -------                  --------------                  ------  -------
                                                            (000's)                                                          (000's)
COMMON STOCK - Continued                                             COMMON STOCK - Continued

Japan - Continued                                                    Singapore - Continued
   NEC Corp. * (JX) .............................   59,000  $   353     United Overseas Bank, Ltd. * (JP) .........  15,000   $  122
   Nidec Corp. * (JY) ...........................      900       91     Venture Manufacturing, Ltd. * (JY) ........   9,000       88
   Nikko Cordial Corp. * (JQ) ...................   28,000      114                                                           ------
   Nikon Corp. (J0) .............................    7,000       66                                                              564
   Nintendo Corp., Ltd. (BW) ....................    2,400      294
   Nissan Motor Acceptance Corp. (BV) ...........   50,000      544  South Korea - 0.5%
   Nitto Denko Corp. * (BK) .....................    2,200      101     Samsung Electronics * (J0) ................     660      262
   Omron Corp. (JY) .............................    5,000      110
   Orix Corp. * (JQ) ............................    3,500      359  Spain - 3.5%
   Rohm Co., Ltd. * (JY) ........................    1,100      111     Banco Bilbao Vizcaya SA * (JP) ............  53,300      733
   Sankyo Co., Ltd. * (JO) ......................   15,600      330     Iberdrola SA (J3) .........................   6,200      129
   Sekisui House, Ltd. * (BW) ...................   29,000      277     Inditex (JE) ..............................  18,500      457
   Shimamura Co., Ltd. (JE) .....................    1,400       93     Telefonica SA * (J1) ......................  35,053      525
   Shionogi & Co., Ltd. (JO) ....................   18,000      258                                                           ------
   SMC Corp. * (BM) .............................    2,400      230                                                            1,844
   Softbank Corp. (JT) ..........................    1,000       46
   Sumitomo Chemical Co. (BC) ...................   40,000      189  Sweden - 2.3%
   Sumitomo Forestry Co. (BW) ...................    6,000       56     AstraZeneca Group plc (JO) ................  21,200      876
   Sumitomo Mitsui GR (JP) ......................       89      509     ForeningsSparbanken AB * (JP) .............   7,000      145
   Suzuki Motor Corp. * (BV) ....................   23,000      376     Scania AB - Ser. B (BM) ...................   3,600      122
   Takeda Chemical Industries * (JO) ............    5,000      227     Telefonaktiebolaget LM Ericsson AB (JW) ...  22,000       68
   Tokyo Electron, Ltd. * (J0) ..................    7,600      370                                                           ------
   Tokyo Gas Co. (J4) ...........................   48,000      170                                                            1,211
   Tostem Corp. (BI) ............................    5,000       91
   Toyota Motor Corp. * (BV) ....................   11,800      452  Switzerland - 10.7%
   UFJ Holdings, Inc. * (JP) ....................       90      394     Adecco SA * (BO) ..........................   2,509      125
   Uni-Charm Corp. (JJ) .........................    2,500      124     Credit Suisse Group * (JP) ................  10,836      346
   Yamanouchi Pharmaceutical Co., Ltd. * (JO) ...    3,000       97     Holcim * (BD) .............................  11,558      610
   Yamato Transport Co., Ltd. (BP) ..............   14,000      193     Nestle SA * (JH) ..........................   3,095      710
   Yasuda F & M Insurance (JR) ..................   17,000      144     Novartis AG (JO) ..........................  23,530    1,098
                                                            -------     Richemont (JE) ............................  22,676      628
                                                             11,378     Roche Holdings AG * (JO) ..................   1,018      105
                                                                        Serono SA (JN) ............................     231      143
Netherlands - 9.2%                                                      Swiss Reinsurance Co. * (JR) ..............  11,094      639
   ABN Amro Holding NV * (JP) ...................   30,148      685     Swisscom AG * (J1) ........................   1,926      669
   Aegon NV * (JR) ..............................   13,763      148     Syngenta AG (BC) ..........................   1,677      160
   Elsevier NV * (JA) ...........................   16,900      218     Synthes, Inc. * (JL) ......................   1,260      137
   Heineken NV (JG) .............................   23,075      694     UBS AG * (JP) .............................   3,043      215
   ING Groep NV (JQ) ............................   17,872      451                                                           ------
   Koninklijke (Royal) Philips Electronics NV *                                                                                5,585
      (BW) ......................................    3,200       73
   Koninklijke KPN NV * (J1) ....................  107,200      803  United Kingdom - 17.3%
   Royal Dutch Petroleum Co. * (BB) .............   27,000    1,390     Anglo American plc (BF) ...................   5,700      137
   TNT Post Group NV (BP) .......................    7,600      186     ARM Holdings plc (J0) .....................  52,600       80
   VNU NV * (JA) ................................    6,480      167     AstraZeneca Group plc (JO) ................  10,500      430
                                                            -------     Barclays (JP) .............................   9,700       93
                                                              4,815     BG Group plc (BB) .........................  96,200      646
                                                                        Billiton plc (BF) .........................  36,555      385
Norway - 1.1%                                                           Centrica plc (J4) .........................  45,800      208
   Den Norske Bank (JP) .........................   16,000      127     CRH (BD) ..................................  10,300      244
   Norsk Hydro ASA (BB) .........................    1,725      126     Diageo plc * (JG) .........................  28,000      350
   Norske Skogindustrier ASA - Cl. A * (BG) .....    2,700       48     HBOS * (JP) ...............................  30,700      414
   Statoil ASA * (BB) ...........................   18,800      269     HSBC Holdings plc (JP) ....................  38,500      611
                                                            -------     Johnston Press (JA) .......................   4,600       46
                                                                570     Lloyds TSB Group plc (JP) .................  14,900      116
                                                                        National Grid Group * (J3) ................  25,500      215
Singapore - 1.1%                                                        Pearson plc * (JA) ........................  34,600      370
   Singapore Telecom (J1) .......................  254,430      354     Reckitt Benckiser * (JJ) ..................   4,400      108
                                                                        Reed International plc (JA) ...............  22,800      200

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY FUND

                                                         Market                                                       Par     Market
                 Name of Issuer                Shares    Value                     Name of Issuer                    Value    Value
                 --------------               --------  -------                    --------------                   -------  -------
                                                        (000's)                                                     (000's)  (000's)
COMMON STOCK - Continued                                         SHORT-TERM INVESTMENTS - 2.8%
                                                                       Investment in joint trading account
United Kingdom - Continued                                             1.826% due 10/01/04
   Rio Tinto plc * (BF) ....................     7,700  $   207        (Cost $1,426) .............................  $1,426   $ 1,426
   Royal Bank of Scotland Group * (JP) .....    24,100      696                                                     ------   -------
   Shell Transport & Trading Co. plc *                                                          TOTAL INVESTMENTS-
      (BB) .................................    33,100      243                                     (Cost $46,806)    99.6%   51,850
   Smiths Group (BL) .......................    15,100      203               Cash and Receivables, less payables-     0.4%      196
   Standard Chartered plc * (JP) ...........    12,700      218                                                     ------   -------
   Unilever plc * (JH) .....................    59,100      481                                        NET ASSETS-   100.0%  $52,046
   Vodafone AirTouch plc (J2) ..............   799,338    1,913                                                     ======   =======
   Wolseley (BN) ...........................     8,000      137
   Xstrata (BF) ............................    14,100      232  *    Non-income producing security.
                                                        -------  (a)  Pursuant to Rule 144A under the Securities Act of 1933,
                                                          8,983       these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
United States - 3.9%                                                  September 30, 2004, securities aggregated $446 or 0.9% of
   America Movil SA de CV - ADR Ser. L                                net assets of the Portfolio.
      (J2) .................................     2,400       94
   AstraZeneca Group plc - ADR (JO) ........     5,000      206  ADR-American Depository Receipt.
   Companhia Vale Do Rio Doce - ADR (BF) ...     5,400      121  GDR-Global Depository Receipt.
   Hon Hai Precision Industry Co., Ltd. -                        #    At September 30, 2004 all or portion of this security was out
      GDR (JY) .............................    12,650       92       on loan.
   Inco, Ltd. * (BF) .......................     6,600      258
   lm Ericcson Telephone Co. - Cl. B ADR *                       SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY
      (JW) .................................     1,100       34
   Samsung Electronics - 144A (a) * (J0) ...     2,250      446                                                 Market       % of
   Sap Aktiengesellschaft - ADR (JV) .......     2,700      105                                    Industry      Value    Long-Term
   Taiwan Semiconductor Manufacturing Co.,                                  Industry             Abbreviation   (000s)   Investments
      Ltd. - ADR * (J0) ....................    22,034      157             --------             ------------  --------  -----------
   The Thomson Corp. * (JA) ................    10,400      361  Foreign Governmental .........       FG       $ 58,355      56.0%
   Vodafone Group plc * (J2) ...............     4,600      111  Finance ......................       FB         11,234      10.8%
   Yukos Corp. - ADR * (BL) ................     4,500       72  Banks ........................       JP         10,324       9.9%
                                                        -------  U.S. Treasury Notes ..........       TN          5,965       5.7%
                                                          2,057  U.S. Treasury Bonds ..........       TB          3,251       3.1%
                                                        -------  Diversified Telecommunication
                         TOTAL COMMON STOCK-                        Services ..................       J1          2,727       2.6%
                              (Cost $45,018)     96.0%  49,975   U.S. Government Agencies .....       FD          1,934       1.8%
                                                                 Auto Loan ....................       AL          1,625       1.6%
PREFERRED STOCK                                                  Food Products ................       JH          1,415       1.4%
                                                                 Electric Utilities ...........       J3          1,261       1.2%
Australia - 0.2%                                                 Electric/Gas .................       EU          1,217       1.2%
   News Corp., Ltd. (JA) ...................    15,247      120  Diversified Financials .......       JQ            753       0.7%
                                                        -------  Beverages ....................       JG            693       0.7%
                      TOTAL PREFERRED STOCK-                     Water Utilities ..............       J6            563       0.5%
                                 (Cost $122)       0.2%     120  Electronic Equipment &
                                                                    Instruments ...............       JY            558       0.5%
                                                 Par             Commercial Services &
                                                Value               Supplies ..................       BO            533       0.5%
                                              --------           Multiline Retail .............       JD            446       0.4%
                                               (000's)           Media ........................       JA            399       0.4%
PUBLICLY-TRADED BONDS                                            Automobiles ..................       BV            343       0.3%
                                                                 Whole Loan CMOs ..............       OC            313       0.3%
Supra National - 0.6%                                            Insurance ....................       JR            192       0.2%
   SMFG Finance (FB)                                             Construction & Engineering ...       BJ            136       0.1%
      2.25% due 07/11/05 ...................  $ 15,000      274  Pharmaceuticals ..............       JO            129       0.1%
      2.25% due 07/11/05 ...................     3,000       55                                                --------     -----
                                                        -------                                                $104,366     100.0%
                                                            329                                                ========     =====
                                                        -------
                TOTAL PUBLICLY-TRADED BONDS-
                                 (Cost $240)       0.6%     329

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Overseas Equity Fund, (formerly John Hancock Global Balanced
Fund), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For period ended September 30, 2004, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of September 30, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                  Principal Amount                        Unrealized
Currency Sold   Covered by Contract   Expiration Month   Gain (Loss)
-------------   -------------------   ----------------   -----------
Swiss Franc             120              November 04         $(1)
Swiss Franc             404              December 04          (5)

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                 Principal Amount                        Unrealized
               Covered by Contract   Expiration Month   Gain (Loss)
               -------------------   ----------------   -----------
Swiss Franc            221              December 04         $(3)
Japanese Yen           370               October 04           8
Japanese Yen           164              December 04          (1)
                                                            ---
                                                            $(2)
                                                            ===

NOTE C-INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $21,177           $16,999

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $40,215       $9,900         $(273)          $9,627

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                    Name of Issuer                   Shares   Value
                 --------------                   ------  -------                   --------------                  -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Australia - 3.9%                                                   Germany - 5.6%
   Amcor, Ltd. (BE) ............................  51,000  $   265     Allianz AG * (JR) ..........................    7,528   $  758
   Australia & New Zealand Banking                                    Bayerische Motoren Werke AG * (BV) .........   10,500      432
      Group, Ltd. * (JP) .......................  16,950      233     Bayerische Vereinsbank AG # * (JP) .........   29,598      568
   Brambles Industries, Ltd. # * (BO) ..........  32,100      164     DaimlerChrysler AG * (BV) ..................   31,100    1,282
   Broken Hill Proprietary Co., Ltd. *                                Deutsche Bank AG # * (JP) ..................    4,681      336
      (BF) .....................................  71,019      739     Deutsche Boerse AG (JQ) ....................    9,200      465
   Foster's Brewing Group, Ltd. * (JG) .........  67,200      230     E.On AG (J3) ...............................    6,045      446
   Insurance Australia Group (JR) ..............  92,600      349     Infineon Technologies AG # * (J0) ..........   31,500      322
   National Australia Bank, Ltd. (JP) ..........   8,846      173     Muenchener Rueckversicherungs-
   Promina Group (JR) ..........................  93,300      306        Gesellschaft AG * (JR) ..................    6,900      665
   QBE Insurance Group, Ltd. # * (JR) ..........  45,744      434     SAP AG * (JV) ..............................    1,380      214
   Rinker Group (BD) ...........................  60,600      379     Siemens AG * (BK) ..........................   11,952      879
   Wesfarmers (BL) .............................  18,600      431                                                             ------
   WMC Resources, Ltd. * (BF) ..................  71,800      279                                                              6,367
   Woolworth's, Ltd. * (JF) ....................  38,200      377
                                                          -------  Hong Kong - 1.4%
                                                            4,359     Esprit Holdings, Ltd. (JE) .................   59,000      302
                                                                      Hang Lung Properties # (JS) ................  279,000      411
Belgium - 0.3%                                                        Hang Seng Bank, Ltd. # * (JP) ..............   20,000      265
   UCB SA # * (JO) .............................   6,300      335     Li & Fung, Ltd. * (JB) .....................  350,000      501
                                                                      Swire Pacific, Ltd. - Cl. A * (JQ) .........   22,000      153
Canada - 1.4%                                                                                                                 ------
   Alcan Aluminum, Ltd. (BF) ...................  14,802      708                                                              1,632
   Bombardier, Inc. - Cl. B # (BH) .............  30,500       70
   Cameco Corp. # (BF) .........................     900       71  Italy - 1.1%
   Great West Lifeco, Inc. # (JR) ..............   8,400      338     ENI # * (BB) ...............................   36,372      815
   Inco, Ltd. # * (BF) .........................   3,700      144     UniCredito Italiano SpA * (JP) .............   89,603      452
   National Bank of Canada # (JP) ..............   7,700      267                                                             ------
                                                          -------                                                              1,267
                                                            1,598
                                                                   Japan - 21.0%
Denmark - 0.7%                                                        Acom Co., Ltd. # (JQ) ......................    3,700      229
   Novo Nordisk AS (JO) ........................   9,280      508     Advantest # (J0) ...........................    5,500      327
   Tele Danmark AS # (J1) ......................   7,800      276     Aeon Co., Ltd. # (JD) ......................   30,000      478
                                                          -------     Aeon Co., Ltd. * (JD) ......................   30,000      483
                                                              784     Canon, Inc. * (JZ) .........................    3,500      165
                                                                      Dai-Nippon Printng Co., Ltd. # (BO) ........   17,000      227
Finland - 0.5%                                                        Daito Trust Construction Co., Ltd.
   Nokia Oyj * (JW) ............................  40,504      557        (BW) ....................................      600       24
                                                                      Daiwa House Industry Co., Ltd. (BW) ........   23,000      225
France - 11.1%                                                        East Japan Railway Co. # (BS) ..............       50      259
   Accor SA # (BZ) .............................  10,800      421     Fanuc, Ltd. # * (BK) .......................    8,700      458
   Air Liquide # * (BC) ........................   6,050      949     Furukawa Electric Co. # (BK) ...............   63,000      247
   BNP Paribas # * (JP) ........................  35,102    2,267     Hirose Electric Co., Ltd. # * (JY) .........    3,200      292
   Bouygues SA # * (J2) ........................  36,600    1,373     Hoya Corp. # * (JY) ........................    1,600      168
   Carrefour SA # * (JF) .......................   6,800      320     Japan Airlines (BQ) ........................   61,000      167
   Essilor International # (JL) ................   4,500      289     Kansai Electric Power Co., Inc. # (J3) .....   31,600      557
   Groupe Danone # * (JH) ......................  10,300      810     Keyence Corp. (JY) .........................    1,200      252
   L'Oreal SA # * (JK) .........................   7,064      463     Konica Corp. # (BX) ........................   39,000      533
   Michelin # (BU) .............................   4,300      218     Kyocera Corp. * (JY) .......................    4,400      309
   Renault # (BV) ..............................   3,900      319     Millea Holdings, Inc. * (JR) ...............       79    1,018
   Sanofi-Synthelabo SA # * (JO) ...............  51,042    3,701     Mitsubishi Corp. # (BN) ....................   20,300      219
   Schneider SA # * (BK) .......................   8,765      566     Mitsubishi Estate Co., Ltd. # * (JS) .......  108,000    1,127
   Societe Generale - Cl. A # * (JP) ...........   4,422      391     Mitsubishi Tokyo Finance (JP) ..............      101      842
   STMicroelectronics # * (J0) .................  17,256      297     Mitsui Fudosan Co., Ltd. * (JS) ............   20,000      208
   Vivendi Universal SA # * (JA) ...............   9,013      231     Mitsui Sumitomo Insurance Co., Ltd. #
                                                          -------        * (JR) ..................................  122,000    1,006
                                                           12,615

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                             Market                                                          Market
                 Name of Issuer                     Shares   Value                Name of Issuer                     Shares   Value
                 --------------                    -------  -------               --------------                    -------  -------
                                                            (000's)                                                          (000's)
COMMON STOCK - Continued                                             COMMON STOCK - Continued

Japan - Continued                                                    Norway - Continued
   Mizuho Financial GB * (JP) ...................       57  $   214     Statoil ASA * (BB) .......................   25,000  $   359
   Murata Manufacturing Co., Ltd. # *                                                                                        -------
      (J0) ......................................    3,400      164                                                            1,168
   NEC Corp. # * (JX) ...........................  129,000      771
   Nidec Corp. # * (JY) .........................    1,700      172  Singapore - 1.1%
   Nikko Cordial Corp. # * (JQ) .................   51,000      207     Singapore Telecom # (J1) .................  549,360      763
   Nikon Corp. # (J0) ...........................   18,000      170     United Overseas Bank, Ltd. * (JP) ........   31,072      253
   Nintendo Corp., Ltd. # (BW) ..................    4,600      563     Venture Manufacturing, Ltd. * (JY) .......   22,000      216
   Nissan Motor Acceptance Corp. # (BV) .........  126,400    1,377                                                          -------
   Nitto Denko Corp. * (BK) .....................    3,900      179                                                            1,232
   Omron Corp. # (JY) ...........................   10,000      221
   Orix Corp. * (JQ) ............................    6,400      656  South Africa - 0.3%
   Rohm Co., Ltd. * (JY) ........................    3,000      302     Anglo American plc * (BF) ................   12,300      293
   Sankyo Co., Ltd. * (JO) ......................   32,200      681
   Sekisui House, Ltd. # * (BW) .................   60,000      573  South Korea - 1.4%
   Shionogi & Co., Ltd. # * (JO) ................   42,000      602     Samsung Electronics * (J0) ...............    3,880    1,543
   SMC Corp. # * (BM) ...........................    5,200      498
   Softbank Corp. (JT) ..........................    2,400      111  Spain - 3.6%
   Sumitomo Chemical Co. # (BC) .................  105,000      497     Banco Bilbao Vizcaya SA * (JP) ...........  133,900    1,842
   Sumitomo Forestry Co. (BW) ...................    6,000       56     Iberdrola SA (J3) ........................   12,700      263
   Sumitomo Mitsui GR # (JP) ....................      202    1,155     Inditex # (JE) ...........................   43,700    1,080
   Takeda Pharmaceuticals Co. # * (JO) ..........    9,200      417     Telefonica SA * (J1) .....................   59,409      889
   Tokyo Electron, Ltd. # * (J0) ................   12,600      614                                                          -------
   Tokyo Gas Co. # (J4) .........................  103,000      366                                                            4,074
   Tostem Corp. # (BI) ..........................   11,000      201
   Toyota Motor Corp. # * (BV) ..................   24,400      934  Sweden - 0.7%
   UFJ Holdings, Inc. # * (JP) ..................      211      925     ForeningsSparbanken AB * (JP) ............   16,500      343
   Uni-Charm Corp. (JJ) .........................    5,400      268     Scania AB - Ser. B (BM) ..................    8,100      274
   Yamanouchi Pharmaceutical Co., Ltd. *                                Telefonaktiebolaget LM Ericsson AB
      (JO) ......................................    7,200      233        (JW) ..................................   50,000      155
   Yamato Transport Co., Ltd. # (BP) ............   31,000      427                                                          -------
   Yasuda F & M Insurance (JR) ..................   42,000      356                                                              772
                                                            -------
                                                             23,730  Switzerland - 10.8%
                                                                        Adecco SA * (BO) .........................    5,000      249
Luxembourg - 0.2%                                                       Credit Suisse Group * (JP) ...............   20,538      656
   Society Europeenne des Satellites (JA) .......   26,900      262     Holcim * (BD) ............................   27,657    1,460
                                                                        Nestle SA * (JH) .........................    7,305    1,675
Netherlands - 5.1%                                                      Novartis AG (JO) .........................   53,600    2,501
   Heineken Holdings # (JG) .....................    4,325      116     Richemont (JE) ...........................   39,700    1,100
   Heineken NV # (JG) ...........................   41,050    1,236     Roche Holdings AG * (JO) .................    2,355      244
   Koninklijke * (Royal) Philips                                        Serono SA # (JN) .........................      525      324
      Electronics NV (BW) .......................    8,027      184     Swiss Reinsurance Co. * (JR) .............   25,300    1,457
   Koninklijke KPN NV * (J1) ....................  235,700    1,765     Swisscom AG * (J1) .......................    4,200    1,458
   Royal Dutch Petroleum Co. * (BB) .............   33,120    1,706     Syngenta AG (BC) .........................    3,500      334
   TNT Post Group NV (BP) .......................   15,700      383     Synthes, Inc. * (JL) .....................    2,300      251
   VNU NV # * (JA) ..............................   13,429      345     UBS AG * (JP) ............................    7,075      499
                                                            -------                                                          -------
                                                              5,735                                                           12,208

Norway - 1.0%                                                        United Kingdom - 19.5%
   Den Norske Bank (JP) .........................   38,800      307     ARM Holdings plc (J0) ....................  112,500      170
   Norsk Hydro ASA (BB) .........................    3,600      262     AstraZeneca Group plc (JO) ...............   71,158    2,917
   Norske Skogindustrier ASA - Cl. A # *                                Barclays (JP) ............................   20,700      199
      (BG) ......................................   13,400      240     BG Group plc (BB) ........................  203,000    1,363
                                                                        Centrica plc (J4) ........................  130,000      590
                                                                        CRH (BD) .................................   23,900      567
                                                                        Diageo plc * (JG) ........................   60,637      757
                                                                        HBOS * (JP) ..............................   73,100      987
                                                                        HSBC Holdings plc (JP) ...................   85,100    1,351
                                                                        Johnston Press (JA) ......................   17,500      176

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                      Market                                                       Par       Market
             Name of Issuer                 Shares     Value                Name of Issuer                        Value      Value
             --------------               ---------  --------               --------------                      --------   --------
                                                      (000's)                                                    (000's)    (000's)
COMMON STOCK - Continued                                       Switzerland - 0.3%
                                                                  Credit Suisse - Bonds (JP)
United Kingdom - Continued                                        6.0% due12/23/05 ...........................  $334,000   $    321
   Lloyds TSB Group plc (JP) ...........     32,500  $    254                                                              --------
   National Grid Group * (J3) ..........     52,900       446                            TOTAL PUBLICLY-TRADED
   Pearson plc * (JA) ..................     31,200       334                                           BONDS-
   Reckitt Benckiser * (JJ) ............      9,700       238                                    (Cost $1,158)       0.8%       924
   Reed International plc (JA) .........    114,061     1,001
   Rio Tinto plc * (BF) ................     16,151       434
   Royal Bank of Scotland Group * (JP)       47,302     1,366  INVESTMENT COMPANIES HELD
   Shell Transport & Trading Co. plc *                         AS COLLATERAL ON LOANED
      (BB) .............................    253,411     1,860  SECURITIES - 24.6%
   Smiths Group (BL) ...................     29,800       400     State Street Navigator Securities
   Standard Chartered plc * (JP) .......     28,900       496        Lending Portfolio .......................    27,817     27,817
   Unilever plc * (JH) .................    133,848     1,089
   Vodafone AirTouch plc (J2) ..........  1,788,744     4,281  SHORT-TERM INVESTMENTS - 1.9%
   Wolseley (BN) .......................     16,800       287     Investment in joint trading account
   Xstrata (BF) ........................     31,900       524        1.826% due 10/01/04
                                                     --------        (Cost $2,172) ...........................     2,172      2,172
                                                       22,087                                                   --------   --------
                                                                                            TOTAL INVESTMENTS-
United States - 3.0%                                                                           (Cost $134,257)     121.3%   137,265
   America Movil SA de CV - ADR Ser. L                                     Payables, less cash and receivable-     (21.3)%  (24,076)
      (J2) .............................     13,400       523                                                   --------   --------
   Companhia Vale do Rio Doce - ADR                                                                NET ASSETS-     100.0%  $113,189
      (BF) .............................     15,507       299                                                   ========   ========
   Inco, Ltd. * (BF) ...................     12,600       492
   lm Ericcson Telephone Co. - Cl. B                           *    Non-income producing security.
      ADR * (JW) .......................      2,200        69
   Taiwan Semiconductor Manufacturing                          ADR-American Depository Receipt.
      Co., Ltd. - ADR * (J0) ...........     44,497       318  #    At September 30, 2004 all or portion of this security
   Telefonica SA * (J1) ................      6,725       302       was out on loan.
   The Thomson Corp. * (JA) ............     37,300     1,294
   Yukos Corp. - ADR * (BL) ............      9,383       151  SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY
                                                     --------
                                                        3,448                                                   Market      % of
                                                     --------                                       Industry      Value   Long-Term
                    TOTAL COMMON STOCK-                                   Industry                Abbreviation   (000s)  Investments
                        (Cost $102,835)        93.7%  106,066             --------                ------------  -------  -----------
                                                               Banks ...........................       JP       $16,961     15.8%
PREFERRED STOCK                                                Pharmaceuticals .................       JO        12,139     11.3%
                                                               Insurance .......................       JR         6,687      6.2%
Australia - 0.3%                                               Oil & Gas .......................       BB         6,363      5.9%
   News Corp., Ltd. # (JA) .............     36,349       286  Wireless Telecommunications
                                                     --------     Services .....................       J2         6,177      5.8%
                  TOTAL PREFERRED STOCK-                       Diversified Telecommunication
                             (Cost $275)        0.3%      286     Services .....................       J1         5,454      5.1%
                                                               Automobiles .....................       BV         4,344      4.0%
                                                               Metals & Mining .................       BF         3,983      3.7%
                                                               Media ...........................       JA         3,930      3.7%
                                                               Semiconductor Equipment &
                                              Par                 Products .....................       J0         3,924      3.7%
                                             Value             Food Products ...................       JH         3,574      3.3%
                                         -----------           Specialty Retail ................       JE         2,481      2.3%
                                            (000's)            Construction Materials ..........       BD         2,406      2.2%
                                                               Beverages .......................       JG         2,339      2.2%
PUBLICLY-TRADED BONDS                                          Electrical Equipment ............       BK         2,330      2.2%
                                                               Electronic Equipment &
Supra National - 0.5%                                             Instruments ..................       JY         1,931      1.8%
   SMFG Finance - Bonds (FB)                                   Chemicals .......................       BC         1,780      1.7%
   2.25% due07/11/05 ..................  $33,000,000      603  Real Estate Operations ..........       JS         1,747      1.6%
                                                               Electric Utilities ..............       J3         1,713      1.6%
                                                               Diversified Financials ..........       JQ         1,710      1.6%

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                            Market       %of
                                               Industry      Value    Long-Term
           Industry                          Abbreviation   (000s)   Investments
           --------                          ------------  --------  -----------
Household Durables ........................       BW       $  1,624       1.5%
Industrial Conglomerates ..................       BL            982       0.9%
Multiline Retail ..........................       JD            961       0.9%
Gas Utilities .............................       J4            956       0.9%
Air Freight & Couriers ....................       BP            810       0.8%
Communications Equipment ..................       JW            781       0.7%
Machinery .................................       BM            772       0.7%
Computers & Peripherals ...................       JX            771       0.7%
Food & Drug Retailing .....................       JF            697       0.6%
Commercial Services &
   Supplies ...............................       BO            641       0.6%
Finance ...................................       FB            603       0.6%
Health Care Equipment &
   Supplies ...............................       JL            540       0.5%
Leisure Equipment & Products ..............       BX            533       0.5%
Trading Companies &
   Distributors ...........................       BN            506       0.5%
Household Products ........................       JJ            505       0.5%
Distributors ..............................       JB            500       0.5%
Personal Products .........................       JK            463       0.4%
Hotels Restaurants & Leisure ..............       BZ            421       0.4%
Biotechnology .............................       JN            325       0.3%
Containers & Packaging ....................       BE            265       0.2%
Road & Rail ...............................       BS            259       0.2%
Paper & Forest Products ...................       BG            240       0.2%
Auto Components ...........................       BU            219       0.2%
Software ..................................       JV            214       0.2%
Building Products .........................       BI            201       0.2%
Airlines ..................................       BQ            167       0.2%
Office Electronics ........................       JZ            165       0.2%
Internet Software & Services ..............       JT            111       0.1%
Aerospace & Defense .......................       BH             70       0.1%
                                                           --------     -----
                                                           $107,275     100.0%
                                                           ========     =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Overseas Equity B, (formerly John Hancock International Opportunities Fund), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
                                                        $372,950
                                                        ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,843                   1.79%               $2

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $26,573                  $27,817

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of September 30, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                           Unrealized
                  Principal Amount                        Appreciation/
Currency Sold   Covered by Contract   Expiration Month   (Depreciation)
-------------   -------------------   ----------------   --------------
Swiss Franc             271              November 04          $(2)
Swiss Franc             910              December 04           (9)
Swiss Franc             499              December 04           (5)
Japanese Yen            742               October 04           17
Japanese Yen            372              December 04           (1)
                                                              ---
                                                              $--
                                                              ===

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $108,103         $122,429

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $131,494       $13,496       $(2,579)         $10,917

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY C FUND

                                                             Market                                                           Market
                  Name of Issuer                    Shares   Value                   Name of Issuer                  Shares   Value
                  --------------                    ------  -------                  --------------                 -------  -------
                                                            (000's)                                                          (000's)
COMMON STOCK                                                         COMMON STOCK - Continued

Australia - 4.0%                                                     Germany - Continued
   Amcor, Ltd. (BE) ..............................  28,400   $  148     Bayerische Motoren Werke AG * (BV) .......    4,600   $  189
   Australia & New Zealand Banking                                      Bayerische Vereinsbank AG * (JP) .........   16,400      315
      Group, Ltd. * (JP) .........................   9,000      124     DaimlerChrysler AG * (BV) ................   15,700      647
   Brambles Industries, Ltd. * (BO) ..............  32,300      166     Deutsche Bank AG * (JP) ..................    2,400      172
   Broken Hill Proprietary Co., Ltd. * (BF) ......  40,019      416     Deutsche Boerse AG (JQ) ..................    4,670      236
   Foster's Brewing Group, Ltd. * (JG) ...........  34,500      118     E.On AG (J3) .............................    3,500      258
   Insurance Australia Group (JR) ................  40,800      154     Infineon Technologies AG * (J0) ..........   17,100      175
   National Australia Bank, Ltd. (JP) ............   4,200       82     Muenchener Rueckversicherungs-
   Promina Group (JR) ............................  51,300      168        Gesellschaft AG * (JR) ................    3,200      308
   QBE Insurance Group, Ltd. * (JR) ..............  19,271      183     SAP AG * (JV) ............................      700      109
   Rinker Group (BD) .............................  33,383      209     Siemens AG * (BK) ........................    3,200      235
   Wesfarmers (BL) ...............................   9,500      220                                                           ------
   WMC Resources, Ltd. * (BF) ....................  30,400      118                                                            3,007
   Woolworth's, Ltd. * (JF) ......................  21,200      209
                                                             ------  Hong Kong - 1.6%
                                                              2,315     Esprit Holdings, Ltd. (JE) ...............   35,000      179
                                                                        Hang Lung Properties (JS) ................  138,000      203
Belgium - 0.2%                                                          Hang Seng Bank, Ltd. * (JP) ..............   14,300      190
   UCB SA * (JO) .................................   2,000      107     Li & Fung, Ltd. * (JB) ...................  162,000      232
                                                                        Swire Pacific, Ltd. - Cl. A * (JQ) .......   14,500      101
Canada - 1.3%                                                                                                                 ------
   Alcan Aluminum, Ltd. (BF) .....................   8,100      387                                                              905
   Bombardier, Inc. - Cl. B (BH) .................  17,000       39
   Cameco Corp. (BF) .............................     300       24  Italy - 1.2%
   Great West Lifeco, Inc. (JR) ..................   3,800      153     ENI * (BB) ...............................   18,800      421
   National Bank of Canada (JP) ..................   4,700      163     UniCredito Italiano SpA * (JP) ...........   52,400      264
                                                             ------                                                           ------
                                                                766                                                              685

Denmark - 0.7%                                                       Japan - 22.2%
   Novo Nordisk AS (JO) ..........................   4,500      246     Acom Co., Ltd. (JQ) ......................    2,100      130
   Tele Danmark AS (J1) ..........................   4,400      156     Advantest (J0) ...........................    3,100      184
                                                             ------     Aeon Co., Ltd. (JD) ......................   12,000      191
                                                                402     Aeon Co., Ltd. * (JD) ....................   12,000      193
                                                                        Canon, Inc. * (JZ) .......................    3,200      150
Finland - 0.5%                                                          Dai-Nippon Printng Co., Ltd. (BO) ........   10,000      134
   Nokia Oyj * (JW) ..............................  19,800      272     Daiwa House Industry Co., Ltd. (BW) ......   13,000      127
                                                                        East Japan Railway Co. (BS) ..............       26      134
France - 11.0%                                                          Fanuc, Ltd. * (BK) .......................    4,700      247
   Accor SA (BZ) .................................   6,200      242     Furukawa Electric Co. (BK) ...............   37,000      145
   Air Liquide * (BC) ............................   3,040      477     Hirose Electric Co., Ltd. * (JY) .........    1,200      109
   BNP Paribas * (JP) ............................  16,100    1,040     Hoya Corp. * (JY) ........................    1,500      157
   Bouygues SA * (J2) ............................  19,600      735     Japan Airlines (BQ) ......................   39,000      107
   Carrefour SA * (JF) ...........................   3,500      165     Kansai Electric Power Co., Inc. (J3) .....   15,100      266
   Essilor International (JL) ....................   3,100      199     Keyence Corp. (JY) .......................      700      147
   Groupe Danone * (JH) ..........................   4,800      377     Konica Corp. (BX) ........................   25,000      342
   L'Oreal SA * (JK) .............................   3,500      229     Kyocera Corp. * (JY) .....................    2,300      162
   Michelin (BU) .................................   2,100      107     Millea Holdings, Inc. * (JR) .............       37      477
   Renault (BV) ..................................   2,000      163     Mitsubishi Corp. (BN) ....................   15,000      162
   Sanofi-Synthelabo SA * (JO) ...................  24,800    1,798     Mitsubishi Estate Co., Ltd. * (JS) .......   66,000      689
   Schneider SA * (BK) ...........................   4,300      278     Mitsubishi Tokyo Finance (JP) ............       49      409
   Societe Generale - Cl. A * (JP) ...............   2,600      230     Mitsui Fudosan Co., Ltd. * (JS) ..........   10,000      104
   STMicroelectronics * (J0) .....................   8,700      150     Mitsui Sumitomo Insurance Co., Ltd. *
   Vivendi Universal SA * (JA) ...................   4,700      120        (JR) ..................................   60,000      495
                                                             ------     Mizuho Financial GB * (JP) ...............       29      109
                                                              6,310

Germany - 5.2%
   Allianz AG * (JR) .............................   3,600      363

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY C FUND

                                                           Market                                                             Market
                   Name of Issuer                 Shares   Value                   Name of Issuer                    Shares   Value
                   --------------                -------  -------                  --------------                   -------  ------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Japan - Continued                                                  Singapore - Continued
   Murata Manufacturing Co., Ltd. * (J0) ......    1,700  $    82     Venture Manufacturing, Ltd. * (JY) .........   13,000   $  127
   NEC Corp. * (JX) ...........................   67,000      401                                                             ------
   Nidec Corp. * (JY) .........................    1,000      101                                                                663
   Nikko Cordial Corp. * (JQ) .................   25,000      101
   Nikon Corp. (J0) ...........................    9,000       85  South Korea - 1.5%
   Nintendo Corp., Ltd. (BW) ..................    3,000      367     Samsung Electronics * (J0) .................    2,120      843
   Nissan Motor Acceptance Corp. (BV) .........   65,000      708
   Nitto Denko Corp. * (BK) ...................    2,500      115  Spain - 3.7%
   Omron Corp. (JY) ...........................    7,000      155     Banco Bilbao Vizcaya SA * (JP) .............   64,500      888
   Orix Corp. * (JQ) ..........................    3,200      328     Iberdrola SA (J3) ..........................    6,000      124
   Rohm Co., Ltd. * (JY) ......................    1,400      141     Inditex (JE) ...............................   21,100      521
   Sankyo Co., Ltd. * (JO) ....................   15,300      324     Telefonica SA * (J1) .......................   38,900      582
   Sekisui House, Ltd. * (BW) .................   30,000      286                                                             ------
   Shionogi & Co., Ltd. * (JO) ................   19,000      272                                                              2,115
   SMC Corp. * (BM) ...........................    2,700      259
   Softbank Corp. (JT) ........................    1,000       46  Sweden - 3.5%
   Sumitomo Chemical Co. (BC) .................   49,000      232     AstraZeneca Group plc (JO) .................   39,800    1,644
   Sumitomo Mitsui GR (JP) ....................      122      698     ForeningsSparbanken AB * (JP) ..............    8,000      166
   Takeda Chemical Industries * (JO) ..........    5,300      241     Scania AB - Ser. B (BM) ....................    3,400      115
   Tokyo Electron, Ltd. * (J0) ................    6,500      317     Telefonaktiebolaget LM Ericsson AB
   Tokyo Gas Co. (J4) .........................   49,000      174        (JW) ....................................   28,000       87
   Tostem Corp. (BI) ..........................    6,000      110                                                             ------
   Toyota Motor Corp. * (BV) ..................   16,200      620                                                              2,012
   UFJ Holdings, Inc. * (JP) ..................      105      460
   Uni-Charm Corp. (JJ) .......................    2,800      139  Switzerland - 10.5%
   Yamanouchi Pharmaceutical Co., Ltd. *                              Adecco SA * (BO) ...........................    2,773      138
      (JO) ....................................    4,000      129     Credit Suisse Group * (JP) .................   10,172      325
   Yamato Transport Co., Ltd. (BP) ............   17,000      234     Holcim * (BD) ..............................   13,179      696
   Yasuda F & M Insurance (JR) ................   24,000      203     Nestle SA * (JH) ...........................    3,456      792
                                                          -------     Novartis AG (JO) ...........................   25,798    1,204
                                                           12,698     Richemont (JE) .............................   18,679      517
                                                                      Roche Holdings AG * (JO) ...................    1,160      120
Luxembourg - 0.2%                                                     Serono SA (JN) .............................      251      155
   Society Europeenne des Satellites (JA) .....   14,000      137     Swiss Reinsurance Co. * (JR) ...............   13,088      754
                                                                      Swisscom AG * (J1) .........................    2,160      750
Netherlands - 6.0%                                                    Syngenta AG (BC) ...........................    1,987      190
   Heineken NV (JG) ...........................   22,975      691     Synthes, Inc. * (JL) .......................    1,331      145
   Koninklijke * (Royal) Philips                                      UBS AG * (JP) ..............................    3,459      244
      Electronics NV (BW) .....................    3,700       85                                                             ------
   Koninklijke KPN NV * (J1) ..................  113,400      849                                                              6,030
   Royal Dutch Petroleum Co. * (BB) ...........   26,800    1,380
   TNT Post Group NV (BP) .....................    8,600      210  United Kingdom - 16.4%
   VNU NV * (JA) ..............................    7,844      202     Anglo American plc (BF) ....................    7,200      173
                                                          -------     ARM Holdings plc (J0) ......................   74,500      113
                                                            3,417     Barclays (JP) ..............................   11,300      108
                                                                      BG Group plc (BB) ..........................  103,900      698
Norway - 1.1%                                                         Centrica plc (J4) ..........................   45,100      205
   Den Norske Bank (JP) .......................   22,400      177     CRH (BD) ...................................   11,600      275
   Norsk Hydro ASA (BB) .......................    1,500      109     Diageo plc * (JG) ..........................   26,500      331
   Norske Skogindustrier ASA - Cl. A *                                HBOS * (JP) ................................   37,300      503
      (BG) ....................................    6,400      115     HSBC Holdings plc (JP) .....................   45,900      728
   Statoil ASA * (BB) .........................   17,500      251     Johnston Press (JA) ........................    8,500       86
                                                          -------     Lloyds TSB Group plc (JP) ..................   18,800      147
                                                              652     National Grid Group * (J3) .................   24,500      207
                                                                      Pearson plc * (JA) .........................   28,600      306
Singapore - 1.2%                                                      Reckitt Benckiser * (JJ) ...................    5,300      130
   Singapore Telecom (J1) .....................  286,000      398     Reed International plc (JA) ................   46,800      411
   United Overseas Bank, Ltd. * (JP) ..........   17,000      138     Rio Tinto plc * (BF) .......................    9,400      253
                                                                      Royal Bank of Scotland Group * (JP) ........   24,100      696

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS EQUITY C FUND

                                                           Market                                                  Par       Market
                   Name of Issuer                Shares    Value                   Name of Issuer                 Value      Value
                   --------------                -------  -------                  --------------                -------    -------
                                                          (000's)                                                (000's)    (000's)
COMMON STOCK - Continued                                           SHORT-TERM INVESTMENTS - 1.4%

United Kingdom - Continued                                            Investment in joint trading account
   Shell Transport & Trading Co. plc *                                  1.826% due 10/01/04
      (BB) ................................       62,800  $   461       (Cost $787)............................   $  787    $   787
   Smiths Group (BL) ......................       17,600      236                                                 ------    -------
   Standard Chartered plc * (JP) ..........       14,400      247                            TOTAL INVESTMENTS-
   Unilever plc * (JH) ....................       67,300      548                                (Cost $56,492)     97.5%    55,814
   Vodafone AirTouch plc (J2) .............      896,000    2,144          Cash and Receivables, less payables-      2.5%     1,465
   Wolseley (BN) ..........................        9,800      167                                                 ------    -------
   Xstrata (BF) ...........................       14,300      235                                   NET ASSETS-    100.0%   $57,279
                                                          -------                                                 ======    =======
                                                            9,408
                                                                   * Non-income producing security.
United States - 3.0%                                               ADR-American Depository Receipt.
   America Movil SA de CV - ADR Ser. L                             GDR-Global Depository Receipt.
      (J2) ................................        4,900      191
   Companhia Vale Do Rio Doce - ADR                                SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY
      (BF) ................................        6,000      135
   Hon Hai Precision Industry Co., Ltd. -                                                                        Market     % of
      GDR (JY) ............................       18,400      134                                    Industry     Value   Long-Term
   Inco, Ltd. * (BF) ......................        9,600      375             Industry             Abbreviation  (000s)  Investments
   lm Ericcson Telephone Co. - Cl. B ADR                                      --------             ------------  ------  -----------
      * (JW) ..............................        1,200       38  Banks                                JP       $8,790     16.0%
   Taiwan Semiconductor Manufacturing                              Pharmaceuticals                      JO        6,084     11.1%
      Co., Ltd. - ADR * (J0) ..............       25,102      179  Oil & Gas                            BB        3,320      6.0%
   The Thomson Corp. * (JA) ...............       16,500      572  Insurance                            JR        3,257      5.9%
   Yukos Corp. - ADR * (BL) ...............        4,100       66  Wireless Telecommunications
                                                          -------     Services                          J2        3,071      5.6%
                                                            1,690  Diversified Telecommunication
                                                          -------     Services                          J1        2,734      5.0%
                        TOTAL COMMON STOCK-                        Automobiles                          BV        2,328      4.2%
                             (Cost $54,989)         95.0%  54,434  Semiconductor Equipment &
                                                                      Products                          J0        2,127      3.9%
PREFERRED STOCK                                                    Metals & Mining                      BF        2,116      3.8%
                                                                   Media                                JA        1,986      3.6%
Australia - 0.3%                                                   Food Products                        JH        1,718      3.1%
   News Corp., Ltd. (JA) ..................       19,400      153  Electronic Equipment &
                                                          -------     Instruments                       JY        1,234      2.2%
                     TOTAL PREFERRED STOCK-                        Specialty Retail                     JE        1,218      2.2%
                                (Cost $166)          0.3%     153  Construction Materials               BD        1,180      2.1%
                                                                   Beverages                            JG        1,141      2.1%
                                                 Par               Electrical Equipment                 BK        1,021      1.9%
                                                Value              Real Estate Operations               JS          996      1.8%
                                             -----------           Chemicals                            BC          898      1.6%
                                               (000's)             Diversified Financials               JQ          897      1.6%
PUBLICLY-TRADED BONDS                                              Household Durables                   BW          865      1.6%
                                                                   Electric Utilities                   J3          856      1.6%
Supra National - 0.5%                                              Industrial Conglomerates             BL          522      0.9%
   SMFG Finance - Bonds (FB)                                       Air Freight & Couriers               BP          444      0.8%
   2.25% due 07/11/05 .....................  $15,000,000      274  Commercial Services &
                                                                      Supplies                          BO          437      0.8%
Switzerland - 0.3%                                                 Computers & Peripherals              JX          401      0.7%
   Credit Suisse - Bonds (JP)                                      Communications Equipment             JW          396      0.8%
   6.0% due 12/23/05 ......................      173,000      166  Multiline Retail                     JD          384      0.7%
                                                          -------  Gas Utilities                        J4          379      0.7%
                      TOTAL PUBLICLY-TRADED                        Food & Drug Retailing                JF          374      0.7%
                                     BONDS-                        Machinery                            BM          373      0.7%
                                (Cost $550)          0.8%     440  Health Care Equipment &
                                                                      Supplies                          JL          344      0.6%

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
OVERSEAS EQUITY C FUND

                                                             Market      % of
                                                Industry     Value    Long-Term
                Industry                      Abbreviation   (000s)  Investments
                --------                      ------------  -------  -----------
Leisure Equipment & Products                       BX       $   342      0.6%
Trading Companies & Distributors                   BN           329      0.6%
Finance                                            FB           274      0.5%
Household Products                                 JJ           269      0.5%
Hotels Restaurants & Leisure                       BZ           242      0.4%
Distributors                                       JB           232      0.4%
Personal Products                                  JK           229      0.4%
Biotechnology                                      JN           155      0.3%
Office Electronics                                 JZ           150      0.3%
Containers & Packaging                             BE           148      0.3%
Road & Rail                                        BS           134      0.2%
Paper & Forest Products                            BG           115      0.2%
Building Products                                  BI           110      0.2%
Software                                           JV           109      0.2%
Auto Components                                    BU           107      0.2%
Airlines                                           BQ           107      0.2%
Internet Software & Services                       JT            46      0.1%
Aerospace & Defense                                BH            39      0.1%
                                                            -------    -----
                                                            $55,028    100.0%
                                                            =======    =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Overseas Equity C, (formerly, John Hancock Emerging Markets Equity Fund), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash-balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $678                    1.73%               $1

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of September 30, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                           Unrealized
                  Principal Amount                        Appreciation/
Currency Sold   Covered by Contract   Expiration Month   (Depreciation)
-------------   -------------------   ----------------   --------------
Swiss Franc             135              November 04          $(1)
Swiss Franc             454              December 04           (5)
Swiss Franc             249              December 04           (3)
Japanese Yen            442               October 04            9
Japanese Yen            185              December 04           (1)
                                                              ---
                                                              $(1)
                                                              ===

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $95,294          $109,543

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $49,043       $16,200        $(579)          $15,621

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                           Market                                                            Market
                Name of Issuer                    Shares   Value                   Name of Issuer                   Shares    Value
                --------------                   -------  -------                  --------------                  -------  --------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Real Estate Development - 6.8%                                     Real Estate Investment Trust - Continued
   Catellus Development Corp. .................  226,600  $ 6,007     SL Green Realty Corp. .....................   19,750  $  1,023
   Rouse Co. ..................................  171,000   11,437     Starwood Hotels & Resorts Worldwide,
   The Macerich Co. ...........................   29,200    1,556        Inc. * .................................  321,300    14,915
                                                          -------     Summit Properties, Inc. ...................   41,300     1,117
                                                           19,000     Taubman Centers, Inc. .....................   66,800     1,725
                                                                      The St. Joe Co. ...........................   25,400     1,213
Real Estate Investment Trust - 83.3%                                  Trizec Properties, Inc. ...................   24,200       386
   Acadia Realty Trust ........................    4,610       68     Ventas, Inc. ..............................    3,100        80
   Affordable Residential Communities .........   13,400      196     Vornado Realty Trust ......................   77,375     4,850
   American Campus Communities, Inc. * ........   20,800      386                                                           --------
   American Financial Realty Trust ............  329,600    4,651                                                            231,960
   AMLI Residential Properties Trust ..........   23,925      731
   Apartment Investment & Management Co. ......  226,000    7,860  Real Estate Operations - 7.6%
   Archstone Communities Trust ................  414,310   13,109     AMB Property Corp. ........................  121,610     4,502
   Arden Realty Group, Inc. ...................  264,300    8,611     Brookfield Properties Corporation .........  358,600    11,569
   Avalonbay Communities, Inc. ................  228,922   13,786     Forest City Enterprises, Inc. .............   18,500     1,019
   Biomed Realty Trust, Inc. * ................   54,600      960     La Quinta Corp. - CTF 1 Cl. B .............  263,600     2,056
   Boston Properties, Inc. ....................  110,050    6,096     Lodgian, Inc. * ...........................   14,400       143
   Brandywine Realty Trust ....................    4,300      122     Manufactured Home Communities, Inc. .......   53,100     1,765
   BRE Properties, Inc. .......................   86,225    3,307     Wyndham International, Inc. ...............  148,000       121
   Chelsea Property Group, Inc. ...............    8,450      567                                                           --------
   Correctional Properties Trust ..............   14,300      390                                                             21,175
   Crescent Real Estate Equities, Inc. ........  109,900    1,730                                                           --------
   Equity Office Properties Trust * ...........  337,125    9,187                             TOTAL COMMON STOCK-
   Equity Residential Properties Trust * ......  413,790   12,828                                 (Cost $205,494)     97.7%  272,135
   Essex Property Trust, Inc. .................   40,100    2,881
   Federal Realty Investment Trust ............  215,000    9,460                                                    Par
   Gables Residential Trust ...................    4,400      150                                                   Value
   General Growth Properties ..................  107,190    3,323                                                  -------
   Glenborough Realty Trust, Inc. .............   66,300    1,377                                                  (000's)
   Heritage Property Investment Trust, Inc. ...   21,025      613  SHORT-TERM INVESTMENTS - 1.9%
   Highwoods Properties, Inc. .................  130,900    3,221
   Hilton Hotels Corp. * ......................  526,200    9,914     Investment in joint trading account
   Host Marriott Corp. * ......................  566,600    7,949        1.826% due 10/01/04
   Inland Real Estate Corp. ...................   89,600    1,313        (Cost $5,294) ..........................  $ 5,294     5,294
   Innkeepers USA Trust .......................   22,500      280                                                  -------  --------
   Kimco Realty Corp. .........................   10,900      559                              TOTAL INVESTMENTS-
   Liberty Property Trust .....................  127,800    5,092                                 (Cost $210,788)     99.6%  277,429
   Mack-Cali Realty LP * ......................  167,875    7,437            Cash and Receivables, less payables-      0.4%    1,049
   MeriStar Hospitality Corp. .................   25,700      140                                                  -------  --------
   Mills Corp. ................................   29,600    1,535                                     NET ASSETS-    100.0% $278,478
   OMEGA Healthcare Investors, Inc. ...........   57,200      615                                                  =======  ========
   PAN Pacific Retail Properties, Inc. ........   60,830    3,291
   Pennsylvania Real Estate Investment ........  100,083    3,869  *   Non-income producing security.
   Post Properties, Inc. ......................   49,350    1,476
   Price Legacy Corp. * .......................    1,450       27
   Prologis Trust .............................  363,290   12,802
   PS Business Parks, Inc. ....................    9,350      373
   Public Storage, Inc. .......................  104,500    5,178
   Reckson Associates Realty Corp. ............  174,700    5,023
   Regency Centers Corp. ......................  162,555    7,557
   Shurgard Storage Centers, Inc. .............   85,400    3,314
   Simon Property Group, Inc. .................  434,400   23,297

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                   Par     Market                                                     Par     Market
                 Name of Issuer                   Value    Value                    Name of Issuer                   Value    Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS                                              PUBLICLY-TRADED BONDS - Continued

Aerospace & Defense - 0.5%                                         Diversified Financials - Continued
   Raytheon Co. - Notes                                               BP Capital Markets plc - Notes
      6.75% due 08/15/07 ......................   $1,100  $ 1,203        4.0% due 04/29/05 .......................   $1,000  $ 1,010
                                                                      Chase Commercial Mortgage Securities
Auto Loan - 2.2%                                                         Corp. - Cl. A1
   Ford Motor Credit Co. - Notes                                         7.656% due 06/15/08 .....................    1,311    1,366
      6.875% due 02/01/06 .....................    1,000    1,047     Chase Funding - Ser. 2002-2 Cl. IA 3
   General Motors Acceptance Corp. - Notes                               4.038% due 02/25/23 .....................      361      361
      6.125% due 09/15/06 .....................    3,265    3,413     Chase Manhattan Corp.
      6.75% due 01/15/06 ......................    1,000    1,043        6.0% due 11/01/05 .......................    2,000    2,072
                                                          -------     CIT Group, Inc.
                                                            5,503        1.48% due 05/18/07 ......................    1,000    1,000
                                                                      Citigroup, Inc. - Notes
Automobiles - 0.9%                                                       6.75% due 12/01/05 ......................    4,000    4,189
   Daimler Chrysler - Notes                                           GE Capital Commercial Mortgage Corp. -
      6.4% due 05/15/06 .......................    1,500    1,578        CTF Cl. A1
   Hertz Corp. - Notes                                                   5.033% due 12/10/35 .....................      666      684
      1.0% due 08/05/08 .......................      750      757     Goldman Sachs Group, Inc. - Notes
                                                          -------        7.625% due 08/17/05 .....................    1,000    1,045
                                                            2,335     Green Tree Financial Corp. - Ser. 1996-8
                                                                         Cl. A6
Banks - 5.1%                                                             7.6% due 10/15/27 .......................      254      274
   Bank of America Corp. - Notes                                      GS Mortgage Securities Corp. II - Ser. 2003-
      4.75% due 10/15/06 ......................    1,400    1,448        C1 Cl. A1
   Bank One Corp. - Notes                                                2.904% due 01/10/40 .....................    1,753    1,735
      6.875% due 08/01/06 .....................    1,800    1,928     Lehman Brothers Holdings, Inc. - Notes
   Bear Stearns Commercial Mortgage                                      6.625% due 02/05/06 .....................    2,600    2,737
      Securities, Inc. - Ser. 2004 Cl. A1                             Morgan Stanley Group, Inc.
      3.26% due 02/11/41 ......................    2,892    2,851        6.1% due 04/15/06 .......................      800      838
   Credit Suisse First Boston - Ser. 2003-C3                          Nomura Asset Securities Corp. - Ser. 1998-
      Cl. A1                                                             D6 A1A
      2.218% due 05/15/38 .....................    2,532    2,468        6.28% due 03/17/28 ......................    1,535    1,606
   Credit Suisse First Boston Mortgage                                PNC Mortgage Securities Corp. - CTF Ser.
      Securities Corp. - Cl. A1                                          1998-14
      3.801% due 06/15/06 .....................      209      209        6.25% due 01/25/14 ......................      172      172
   First Union Corp. - Notes                                          Wells Fargo Mortgage Backed Securities -
      6.95% due 11/01/04 ......................      500      502        Ser. 2003-2 Cl. A6
      7.55% due 08/18/05 ......................    2,500    2,605        5.25% due 02/25/18 ......................    5,000    5,174
   Popular North America, Inc.                                                                                               -------
      6.125% due 10/15/06 .....................      855      903                                                             25,516
                                                          -------
                                                           12,914  Diversified Telecommunication Services - 1.8%
                                                                      France Telecom SA - Notes
Beverages - 0.4%                                                         8.7% due 03/01/06 .......................    2,000    2,136
   Coca Cola Co. - Sr. Notes                                          Verizon Global Funding Corp. - Notes
      4.0% due 06/01/05 .......................    1,000    1,010        6.75% due 12/01/05 ......................    2,303    2,411
                                                                                                                             -------
CMBS - 0.8%                                                                                                                    4,547
   JP Morgan Chase & Co. Commercial
      Mortgage Securities - Ser. 2004 FL1 A1                       Electric Utilities - 1.8%
      144A (a)                                                        Firstenergy Corp. - Notes Ser. A
      1.71% due 04/16/19 ......................    1,998    1,998        5.5% due 11/15/06 .......................    2,200    2,290
                                                                      Progress Energy, Inc. - Sr. Notes
Credit Card - 1.0%                                                       6.75% due 03/01/06 ......................      700      735
   Citibank Credit Card Issuance Trust - Notes
      4.1% due 12/07/06 .......................    2,591    2,602

Diversified Financials - 10.1%
   Bear Stearns Cos, Inc. - Notes
      3.0% due 03/30/06 .......................    1,250    1,253

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Real Estate Equity Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $190                     1.50%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $83,099           $70,401

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $180,950       $55,554       $(1,197)         $54,357

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                   Par     Market                                                     Par     Market
                 Name of Issuer                   Value    Value                    Name of Issuer                   Value    Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Electric Utilities - Continued                                     Gas Utilities - Continued
   TXU Energy Co. LLC - Sr. Notes 144A (a)                            Sempra Energy - Notes
      2.38% due 01/17/06 ......................   $1,500  $ 1,504        1.0% due 05/21/08 .......................   $1,130   $1,129
                                                          -------                                                             ------
                                                            4,529                                                              2,336

Electric/Gas - 3.0%                                                Governmental - 0.1%
   Alabama Power Co. - Sr. Notes Ser. U                               Federal National Mortgage Assoc. - Notes
      2.65% due 02/15/06 ......................    1,000    1,000        7.0% due 12/01/10 .......................      268      284
   American Electric Power, Inc. - Sr. Notes
      Ser. A                                                       Health Care Providers & Services - 0.4%
      6.125% due 05/15/06 .....................    1,145    1,200     Columbia/HCA Healthcare Corp.
   Citizens Utilities Co. Delaware - Debs.                               6.91% due 06/15/05 ......................    1,000    1,024
      7.6% due 06/01/06 .......................    1,250    1,320
   Kansas City Power & Light Co. - Sr. Notes                       Home Equity Loan - 2.4%
      Ser. A                                                          Centex Home Equity Loan Trust - Ser.
      6.0% due 03/15/07 .......................    1,000    1,057        2003-B Cl. AF 2
   Pacific Gas & Electric Co. - Bonds                                    1.838% due 06/25/20 .....................    2,000    1,996
      1.81% due 04/03/06 ......................    2,000    2,002     Residential Asset Mortgage Products, Inc. -
   TXU Corp. - Sr. Notes                                                 Cl. AI2
      6.375% due 06/15/06 .....................    1,000    1,051        3.38% due 03/25/29 ......................    4,000    4,002
                                                          -------                                                             ------
                                                            7,630                                                              5,998

Finance - 6.5%                                                     Hotels Restaurants & Leisure - 1.9%
   Boeing Capital Corp. - Sr. Notes                                   Harrah's Operating, Inc. - Sr. Notes
      5.65% due 05/15/06 ......................      650      679        7.125% due 06/01/07 .....................    1,000    1,085
   Bombadier Capital, Inc. - 144A (a)                                 Hilton Hotels Corp. - Sr. Notes
      6.125% due 06/29/06 .....................    1,000      992        7.95% due 04/15/07 ......................    1,000    1,104
   Chase Funding Loan Acquisition Trust -                             Park Place Entertainment Corp. - Notes
      CTF Cl. A2                                                         8.5% due 11/15/06 .......................    1,500    1,646
      1.275% due 04/25/31 .....................      124      125     Starwood Hotels & Resorts - Sr. Notes
   Deutsche Telekom International Finance                                7.375% due 05/01/07 .....................    1,000    1,077
      8.25% due 06/15/05 ......................    1,300    1,350                                                             ------
   General Electric Capital Corp.                                                                                              4,912
      5.0% due 02/15/07 .......................    3,000    3,127
      7.5% due 05/15/05 .......................                    Industrial Conglomerates - 0.6%
   Household Financial Corp.                                          Tyco International Group SA - Notes
      6.5% due 01/24/06 .......................    2,000    2,097        5.8% due 08/01/06 .......................    1,500    1,571
   Nisource Finance Corp. - Notes
      7.625% due 11/15/05 .....................    1,700    1,786  Insurance - 0.8%
   Pinnacle West Capital Corp. - Sr. Notes                            Aetna Inc. - Sr. Notes
      6.4% due 04/01/06 .......................    1,700    1,778        7.375% due 03/01/06 .....................    2,000    2,120
   PNC Funding Corp. - Sr. Notes
      5.75% due 08/01/06 ......................      875      917  Internet Software & Services - 0.4%
   Sprint Capital Corp. - Note                                        Electronic Data System Corp. - Notes
      7.9% due 03/15/05 .......................    2,000    2,049        6.85% due 10/15/04 ......................    1,000    1,001
   Vornado Realty Trust - Sr. Notes
      5.625% due 06/15/07 .....................    1,485    1,558  Media - 3.4%
                                                          -------     British Sky Broadcasting Group - GTD
                                                           16,458        Notes
                                                                         7.3% due 10/15/06 .......................    1,000    1,077
Gas Utilities - 0.9%                                                  Continental Cablevision - Sr. Notes
   Keyspan Corp. - Notes                                                 8.3% due 05/15/06 .......................      615      663
      6.15% due 06/01/06 ......................    1,150    1,207     Lenfest Communications, Inc. - Notes
                                                                         8.375% due 11/01/05 .....................    1,000    1,057
                                                                      Liberty Media Corp. - Sr. Notes
                                                                         2.64% due 09/17/06 ......................    1,500    1,516

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                   Par     Market                                                     Par     Market
                 Name of Issuer                   Value    Value                    Name of Issuer                   Value    Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Media - Continued                                                  Other Asset Backed - Continued
   The Walt Disney Co. - Sr. Notes                                    Vanderbilt & Mortgage, Inc. - Sr. Sub. CTF
      6.75% due 03/30/06 ......................   $1,100   $1,159        Cl. A2
   Time Warner, Inc. - Notes                                             4.235% due 08/07/14 .....................   $  416  $   418
      5.625% due 05/01/05 .....................    1,500    1,527                                                            -------
   Univision - Sr. Notes                                                                                                      17,667
      2.875% due 10/15/06 .....................    1,700    1,682
                                                           ------  Other Mortgage - 1.7%
                                                            8,681     LB UBS Commercial Mortgage Trust - CTF
                                                                         Cl. A1
Metals & Mining - 0.9%                                                   7.95% due 07/15/09 ......................    1,648    1,777
   Falconbridge, Ltd.                                                 LB UBS Commercial Mortgage Trust - Ser.
      7.375% due 09/01/05 .....................    1,125    1,170        2003-C1 Cl. A1
                                                                         2.72% due 01/17/08 ......................    2,523    2,492
   Minnesota Ming & Manufacturing Co.                                                                                        -------
      4.15% due 06/30/05 ......................    1,000    1,019                                                              4,269
                                                           ------
                                                            2,189  Personal Products - 0.6%
                                                                      Colgate Palmolive Co.
Multi-Utilities - 0.5%                                                   3.98% due 04/29/05 ......................    1,500    1,514
   Centerpoint Energy, Inc. - Sr. Notes
      5.875% due 06/01/08 .....................    1,150    1,207  Pharmaceuticals - 0.8%
                                                                      Pfizer, Inc. - Notes
Multiline Retail - 0.4%                                                  3.625% due 11/01/04 .....................    2,000    2,002
   MAY Department Stores Co. - Notes
      144A (a)                                                     Real Estate Investment Trust - 0.9%
      3.95% due 07/15/07 ......................    1,000    1,008     CarrAmerica Realty Corp. - Notes
                                                                         6.625% due 03/01/05 .....................    1,167    1,184
Oil & Gas - 2.0%                                                      United Dominion Realty Trust, Inc.
   Devon Energy Corp. - Sr. Notes                                        4.5% due 03/03/08 .......................    1,000    1,029
      2.75% due 08/01/06 ......................    1,500    1,490                                                            -------
   Duke Energy Field Services - Notes                                                                                          2,213
      5.75% due 11/15/06 ......................    1,450    1,517
   Enterprise Products Operating LP - Sr. Notes                    U.S. Government Agencies - 24.4%
      144A (a)                                                        Federal Home Loan Bank - Notes
      4.0% due 10/15/07 .......................    2,000    2,011        7.5% due 06/01/12 .......................      524      557
                                                           ------     Federal Home Loan Mortgage Corp. - Bonds
                                                            5,018        3.907% due 11/01/33 .....................    1,520    1,525
                                                                         4.0% due 03/15/26 .......................    6,457    6,458
Other Asset Backed - 7.0%                                                7.0% due 08/01/12 .......................      397      421
   CWABS, Inc. - Ser. 2004-10 Cl. AF3                                    7.0% due 02/01/14 .......................    1,163    1,234
      3.842% due 02/01/05 .....................    1,445    1,445        8.5% due 05/01/15 .......................    1,253    1,351
   CWABS, Inc. Ser. 2003-5 Cl. AF 2                                   Federal Home Loan Mortgage Corp. - Bonds
      3.042% due 04/25/25 .....................    1,300    1,300        Ser. 2516 Cl. AX
   Equity One ABS, Inc. - Ser. 2003-3 Cl. AF3                            8.5% due 01/15/16 .......................    1,668    1,794
      3.531% due 12/25/33 .....................      900      901     Federal Home Loan Mortgage Corp. - Notes
   Equity One ABS, Inc. - Ser. 2004-2 Cl. AV2                            2.375% due 04/15/06 # ...................    6,500    6,476
      1.55% due 07/25/34 ......................    1,465    1,463        6.5% due 12/01/09 .......................      814      860
   Long Beach Mortgage Loan Trust - Ser.                                 7.0% due 12/01/10 .......................      266      283
      2004-1 Cl. M3                                                      7.0% due 12/01/13 .......................    1,854    1,966
      1.0% due 03/25/35 .......................    4,000    4,000        7.5% due 11/01/09 .......................      736      768
   Option One Loan Trust - Ser. 2004-1 CTF                               8.0% due 06/01/10 .......................      216      230
      Cl A2                                                           Federal National Mortgage Assoc. - Bonds
      1.39% due 01/25/34 ......................    1,218    1,218        3.638% due 09/01/33 .....................    2,028    2,054
   Residential Funding Mortgage Securities II -                          3.64% due 01/01/33 ......................    1,943    1,959
      Ser. 2002 HI4 Cl. A3                                               6.0% due 01/01/17 .......................    1,644    1,725
      3.61% due 02/25/15 ......................      780      779        6.0% due 01/01/17 .......................    1,458    1,530
   Structured ARM Loan Trust - Ser. 2004-14                              6.5% due 04/01/17 .......................    3,644    3,861
      Cl. 1 A                                                            6.5% due 08/01/17 .......................    3,930    4,163
      5.129% due 10/25/34 .....................    6,000    6,143        7.0% due 10/01/15 .......................      819      869

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                 Par      Market                                                   Par      Market
                Name of Issuer                  Value      Value                 Name of Issuer                   Value      Value
                --------------                 --------  --------                --------------                  -------   --------
                                                (000's)   (000's)                                                (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued                                  INVESTMENT COMPANIES HELD
                                                                   AS COLLATERAL ON LOANED
U.S. Government Agencies - Continued                               SECURITIES - 12.6%
      7.0% due 07/01/34 .....................  $  5,244  $  5,563     State Street Navigator Securities
      7.5% due 07/01/34 .....................     3,304     3,538        Lending Portfolio ....................  $31,863   $ 31,863
      8.0% due 07/01/14 .....................     1,063     1,139
      8.0% due 09/25/16 .....................       624       669  SHORT-TERM INVESTMENTS - 1.3%
   Federal National Mortgage Assoc. - Notes
      2.25% due 05/15/06 # ..................     6,000     5,967  Investment in joint trading account
      6.0% due 01/01/11 .....................       553       581        1.826% due 10/01/04
      7.5% due 08/01/09 .....................       760       809        (Cost $3,281) ........................    3,281      3,281
   Government National Mortgage Assoc. -                                                                         -------   --------
      Bonds                                                                                  TOTAL INVESTMENTS-
      8.0% due 12/15/25 .....................     1,276     1,388                               (Cost $283,791)    112.5%   284,287
      8.5% due 11/15/15 .....................       962     1,049          Payables, less cash and receivables-    (12.5)%  (31,498)
   Government National Mortgage Assoc. -                                                                         -------   --------
      Notes                                                                                         NET ASSETS-    100.0%  $252,789
      7.0% due 12/15/08 .....................       817       862                                                =======   ========
                                                         --------
                                                           61,649  (a)  Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from
U.S. Governmental - 7.4%                                                registration, normally to qualified institutional buyers.
   U.S. Treasury - Notes                                                At September 30, 2004, securities aggregated $10,013 or
      3.25% due 01/15/09 # ..................     6,000     6,003       4.0% of net assets of the Portfolio.
      3.375% due 12/15/08 ...................     6,000     6,038
      3.625% due 07/15/09 ...................     6,500     6,578  #    At September 30, 2004 all or portion of this security was
                                                         --------       out on loan.
                                                           18,619

Whole Loan CMOs - 6.4%
   Banc America Commercial Mortgage, Inc. -
      Ser. 2004-1 Cl. A1
      3.156% due 11/10/39 ...................     3,238     3,199
   CWALT, Inc. - Ser. 2004 J7 Cl. 1AIO
      1.3% due 09/25/21 .....................   100,000     1,152
   CWMBS, Inc. - Ser. 2002 Mortgage Pass
      Thru Certs Cl. 2A3
      5.0% due 12/25/17 .....................     1,576     1,595
   GS Mortgage Securities Corp. - Ser. 2004
      Cl. A2C
      1.58% due 05/25/34 ....................     1,000     1,000
   Lehman Brothers Commercial Mortgage
      Trust - Cl. A2 144A (a)
      1.749% due 10/15/17 ...................     2,500     2,500
   Merrill Lynch Mortgage Investments, Inc. -
      Ser. 2003 A1 Cl. IA
      3.981% due 12/25/32 ...................     1,045     1,055
   Merrill Lynch Mortgage Investments, Inc. -
      Ser. 2003- C Cl. B1
      1.75% due 06/25/28 ....................     2,000     2,030
   Sequoia Mortgage Trust - Ser. 2004-4 Cl. A
      1.0% due 05/20/34 .....................     3,720     3,705
                                                         --------
                                                           16,236

Wireless Telecommunications Services - 0.6%
   AT&T Wireless Services, Inc. - Sr. Notes
      7.35% due 03/01/06 ....................     1,300     1,380
                                                         --------
                 TOTAL PUBLICLY-TRADED BONDS-
                              (Cost $248,647)      98.6%  249,143

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Short-Term Bond (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment secutities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For period ended September 30, 2004, the Fund had no bank borrowings.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $31,160                  $31,863

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $118,743          $84,347

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $286,274       $3,450         $(517)          $2,933

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EMERGING GROWTH FUND

                                                           Market                                                             Market
                Name of Issuer                    Shares   Value                    Name of Issuer                   Shares   Value
                --------------                   -------  -------                   --------------                  -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Aerospace & Defense - 3.0%                                         Electrical Equipment - Continued
   Aeroflex, Inc. * ...........................  131,260   $1,387     Techtronic Industries, Ltd. - ADR # ........  114,440   $1,126
   Moog, Inc. - Cl. A * .......................   18,780      682                                                             ------
                                                           ------                                                              1,513
                                                            2,069
                                                                   Electronic Equipment & Instruments - 0.9%
Airlines - 2.0%                                                       Input/Output, Inc. * # .....................   58,270      601
   Airtran Holdings, Inc. * ...................   56,060      558
   Gol-Linhas Aereas Inteligentes SA -                             Food Products - 0.9%
      ADR * # .................................   40,560      824     Peets Coffee & Tea, Inc. * # ...............   27,010      632
                                                           ------
                                                            1,382  Health Care Equipment & Supplies - 1.9%
                                                                      Abaxis, Inc. - Sr. Notes # .................   23,720      309
Banks - 2.0%                                                          Respironics, Inc. * ........................    8,410      449
   Amcore Financial, Inc. .....................   21,750      617     Zoll Medical Corp. * # .....................   16,150      539
   Hancock Holding Co. ........................   24,460      778                                                             ------
                                                           ------                                                              1,297
                                                            1,395
                                                                   Health Care Providers & Services - 3.5%
Biotechnology - 3.7%                                                  Genesis Healthcare Corp. *  ................   24,930      758
   Abgenix, Inc. * ............................   45,130      445     Service Corp. International ................  160,670      998
   Alkermes, Inc. * # .........................   58,200      672     Symbion, Inc. * ............................   42,130      678
   Amylin Pharmaceuticals, Inc. * # ...........   21,940      450                                                             ------
   Exelixis, Inc. * ...........................   58,137      469                                                              2,434
   ICOS Corp. # ...............................   19,780      477
   Neurocrine Biosciences, Inc. * .............    1,000       47  Hotels Restaurants & Leisure - 4.4%
                                                           ------     La Quinta Corp. - CTF 1 Cl. B ..............  119,900      935
                                                            2,560     Landry's Seafood Restaurants, Inc. * .......   27,590      753
                                                                      Rare Hospitality International, Inc. * .....   24,830      662
Commercial Services & Supplies - 4.0%                                 Redeemable Robingourmet Burgers, Inc. ......   16,340      713
   CSG Systems International, Inc. * ..........   36,750      566                                                             ------
   DiamondCluster, Inc. * .....................   74,760      912                                                              3,063
   Navigant Consulting, Inc. * ................   33,030      725
   Sotheby's Holdings, Inc. - Cl. A * .........   33,120      521  Household Durables - 3.8%
                                                           ------     Fleetwood Enterprises, Inc. * ..............   52,280      794
                                                            2,724     Helen of Troy, Ltd. * # ....................   27,560      750
                                                                      Standard Pacific Corp. .....................   18,470    1,041
Communications Equipment - 3.0%                                                                                               ------
   EFJ, Inc. * # ..............................   55,100      369                                                              2,585
   Plantronics, Inc. * ........................    9,060      392
   Polycom, Inc. * ............................   46,035      912  Insurance - 3.9%
   Sierra Wireless, Inc. * #  .................   20,790      370     American Equity Investment Life * # ........   48,540      461
                                                           ------     Arch Capital Group, Ltd. * .................   13,890      541
                                                            2,043     Healthextras, Inc. * # .....................   27,540      384
                                                                      Platinum Underwriters Holdings .............   18,700      547
Computers & Peripherals - 1.2%                                        United Holdings Corp. ......................   54,370      742
   SBS Technologies, Inc. *  ..................   67,410      822                                                             ------
                                                                                                                               2,675
Construction & Engineering - 1.3%
   Washington Group International, Inc. * .....   25,240      874  Internet & Catalog Retail - 0.9%
                                                                      Insight Enterprises, Inc. * ................   38,300      645
Construction Materials - 1.1%
   Eagle Materials, Inc. ......................   11,020      786  Internet Software & Services - 2.1%
                                                                      Ask Jeeves, Inc. * # .......................   31,750    1,038
Diversified Financials - 4.4%                                         Openwave Systems, Inc. * # .................   47,240      417
   Affiliated Managers Group, Inc. * # ........   17,405      932                                                             ------
   IndyMac Mortgage Holdings, Inc. ............   21,500      778                                                              1,455
   Jackson Hewitt, Inc. * .....................   64,980    1,315
                                                           ------  IT Consulting & Services - 1.7%
                                                            3,025     NAVTEQ Corp. * .............................   14,490      517
                                                                      Sapient Corp. # ............................   84,190      642
Electrical Equipment - 2.2%                                                                                                   ------
   Fuelcell Energy, Inc. # ....................   37,700      387                                                              1,159

                                                                   Machinery - 1.3%
                                                                      ESCO Technologies, Inc. * ..................   12,700      861

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP EMERGING GROWTH FUND

                                                          Market                                                            Market
                 Name of Issuer                   Shares   Value                    Name of Issuer                 Shares    Value
                 --------------                  -------  -------                   --------------                -------   -------
                                                          (000's)                                                           (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Media - 1.9%                                                       Specialty Retail - 0.9%
   Lions Gate Entertainment Corp. * # .........  116,850   $1,017     AC Moore Arts & Crafts, Inc. * ...........   24,750   $   612
   Tivo, Inc. * # .............................   48,870      323
                                                           ------  Textiles & Apparel - 2.3%
                                                            1,340     Kenneth Cole Productions, Inc. - Cl. A * #   17,530       493
                                                                      Quiksilver, Inc. * .......................   41,920     1,066
Metals & Mining - 4.1%                                                                                                      -------
   Arch Coal, Inc .............................   24,410      866                                                             1,559
   Carpenter Technology Corp. * ...............   12,910      616
   GrafTech International, Ltd. * .............   95,170    1,328  Wireless Telecommunications Services - 6.2%
                                                           ------     American Tower Corp. - Cl. A .............  146,980     2,256
                                                            2,810     Crown Castle International Corp. * .......  131,040     1,950
                                                                      Jamdat Mobile, Inc. * ....................    4,000        92
Oil & Gas - 4.9%                                                                                                            -------
   Cabot Oil & Gas Corp. - Cl. A ..............   26,480    1,189                                                             4,298
   OMI Corp ...................................   33,180      531                                                           -------
   Patina Oil & Gas Corp ......................   18,720      554                            TOTAL COMMON STOCK-
   Whiting Petroleum Corp. * ..................   37,370    1,136                                 (Cost $62,253)     96.9%   66,851
                                                           ------
                                                            3,410                                                   Par
                                                                                                                   Value
Personal Products - 0.4%                                                                                          -------
   Nu Skin Enterprises, Inc. - Cl. A * ........   11,030      259                                                 (000's)
                                                                   INVESTMENT COMPANIES HELD
Pharmaceuticals - 4.2%                                             AS COLLATERAL ON LOANED
   Atherogenics, Inc. * # .....................   36,400    1,199  SECURITIES - 22.7%
   Medicinesco ................................   27,960      675     State Street Navigator Securities Lending
   NPS Pharmaceuticals, Inc. * # ..............   25,210      549        Portfolio .............................  $15,643    15,643
   Salix Pharmaceuticals, Ltd. * ..............   22,465      484
                                                           ------  SHORT-TERM INVESTMENTS - 3.2%
                                                            2,907
                                                                      Investment in joint trading account
Real Estate Operations - 1.0%                                            1.826% due 10/01/04
   CB Richard Ellis Group, Inc. - Cl. A * .....   31,060      718        (Cost $2,228) .........................    2,228     2,228
                                                                                                                  -------   -------
Road & Rail - 7.0%                                                                            TOTAL INVESTMENTS-
   Arkansas Best Corp .........................   31,360    1,148                                 (Cost $80,124)    122.8%   84,722
   Forward Air Corp. * ........................   19,950      798           Payables, less cash and receivables-    (22.8)% (15,724)
   Knight Transportation, Inc. * ..............   38,270      820                                                 -------   -------
   Sirva, Inc. * ..............................   54,530    1,249                                    NET ASSETS-    100.0%  $68,998
   Yellow Roadway Corp. * .....................   17,690      830                                                 =======   =======
                                                           ------  *   Non-income producing security.
                                                            4,845  ADR-American Depository Receipt.
                                                                   #   At September 30, 2004 all or portion of this security was out
Semiconductor Equipment & Products - 5.0%                              on loan.
   Fairchild Semiconductor Corp. - Cl. A * ....   38,790      550
   MEMC Electronic Materials, Inc. * ..........  111,170      943
   Microsemi Corp. * # ........................   47,350      667
   MPS Group, Inc. * ..........................   72,750      612
   Semtech Corp. * ............................   28,420      545
   SIRF Technology Holdings, Inc. * # .........   11,310      161
                                                           ------
                                                            3,478

Software - 5.8%
   Agile Software Corp ........................   84,000      666
   Embarcadero Technologies, Inc. * ...........   59,860      507
   Red Hat, Inc. * ............................   46,900      574
   Serena Software, Inc. * # ..................   37,910      634
   THQ, Inc. * # ..............................   36,080      702
   Verint Systems, Inc. * .....................   25,290      932
                                                           ------
                                                            4,015

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Small Cap Emerging Growth Fund, (formerly John Hancock Small Cap Equity), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,655                   1.60%               $1

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $15,060                  $15,643

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $94,312          $111,400

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $92,836       $15,219       $(1,438)         $13,781

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                          Market                                                             Market
                 Name of Issuer                   Shares   Value                    Name of Issuer                   Shares   Value
                 --------------                  -------  -------                   --------------                  -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK                                                       COMMON STOCK - Continued

Aerospace & Defense - 3.0%                                         Electronic Equipment & Instruments - 0.8%
   Aeroflex, Inc. * # .........................  248,150   $2,623     Input/Output, Inc. * # .....................  110,300   $1,137
   Moog, Inc. - Cl. A * .......................   40,270    1,462
                                                           ------  Food Products - 0.9%
                                                            4,085     Peets Coffee & Tea, Inc. * # ...............   55,760    1,304

Airlines - 2.0%                                                    Health Care Equipment & Supplies - 2.0%
   Airtran Holdings, Inc. * # .................  106,200    1,058     Abaxis, Inc. # .............................   44,960      585
   Gol-Linhas Aereas Inteligentes SA -                                Respironics, Inc. * ........................   15,825      846
      ADR * # .................................   80,870    1,641     Zoll Medical Corp. * # .....................   38,150    1,274
                                                           ------                                                             ------
                                                            2,699                                                              2,705

Banks - 1.1%                                                       Health Care Providers & Services - 3.7%
   Amcore Financial, Inc. # ...................   51,780    1,470     Genesis Healthcare Corp. * .................   60,300    1,834
                                                                      Service Corp. International # ..............  327,400    2,033
Biotechnology - 3.6%                                                  Symbion, Inc. * # ..........................   76,440    1,231
   Abgenix, Inc. * # ..........................   85,750      845                                                             ------
   Alkermes, Inc. * # .........................  118,470    1,367                                                              5,098
   Amylin Pharmaceuticals, Inc. * # ...........   41,700      856
   Exelixis, Inc. * # .........................  110,190      888  Hotels Restaurants & Leisure - 4.3%
   ICOS Corp. # ...............................   37,650      909     La Quinta Corp. - CTF 1 Cl. B # ............  227,600    1,775
   Neurocrine Biosciences, Inc. * # ...........    1,100       52     Landry's Seafood Restaurants, Inc. * # .....   56,780    1,550
                                                           ------     Rare Hospitality International, Inc. * # ...   54,820    1,461
                                                            4,917     Redeemable Robingourmet Burgers, Inc. # ....   24,550    1,072
                                                                                                                              ------
Commercial Services & Supplies - 4.9%                                                                                          5,858
   Corporate Executive Board Co. * # ..........   15,000      919
   CSG Systems International, Inc. * ..........   73,340    1,130  Household Durables - 2.6%
   DiamondCluster, Inc. * # ...................  143,080    1,745     Helen of Troy, Ltd. * # ....................   54,260    1,477
   Navigant Consulting, Inc. * # ..............   88,470    1,943     Standard Pacific Corp. # ...................   36,930    2,082
   Sotheby's Holdings, Inc. - Cl. A * # .......   66,040    1,038                                                             ------
                                                           ------                                                              3,559
                                                            6,775
                                                                   Insurance - 3.8%
Commingled Fund - 2.0%                                                American Equity Investment Life * # ........   96,520      916
   iShares Trust * # ..........................   45,890    2,689     Arch Capital Group, Ltd. * .................   26,140    1,018
                                                                      Healthextras, Inc. * # .....................   54,450      759
Communications Equipment - 3.0%                                       Platinum Underwriters Holdings .............   35,310    1,034
   EFJ, Inc. * ................................  109,030      731     United Holdings Corp. # ....................  107,960    1,473
   Plantronics, Inc. * # ......................   19,710      852                                                             ------
   Polycom, Inc. * ............................   91,600    1,816                                                              5,200
   Sierra Wireless, Inc. * # ..................   41,260      734
                                                           ------  Internet & Catalog Retail - 1.0%
                                                            4,133     Insight Enterprises, Inc. * # ..............   79,250    1,335

Computers & Peripherals - 1.3%                                     Internet Software & Services - 2.0%
   SBS Technologies, Inc. * # .................  141,620    1,728     Ask Jeeves, Inc. * # .......................   60,120    1,967
                                                                      Openwave Systems, Inc. * # .................   89,400      788
Construction & Engineering - 1.4%                                                                                             ------
   Washington Group International, Inc. * # ...   56,880    1,969                                                              2,755

Construction Materials - 1.3%                                      IT Consulting & Services - 1.6%
   Eagle Materials, Inc. # ....................   24,200    1,726     NAVTEQ Corp. * .............................   27,500      980
                                                                      Sapient Corp. # ............................  167,600    1,279
Diversified Financials - 4.6%                                                                                                 ------
   Affiliated Managers Group, Inc. * # ........   39,155    2,096                                                              2,259
   IndyMac Mortgage Holdings, Inc. # ..........   48,500    1,756
   Jackson Hewitt, Inc. * # ...................  124,700    2,523  Machinery - 1.3%
                                                           ------     ESCO Technologies, Inc. * # ................   26,380    1,788
                                                            6,375
Electrical Equipment - 0.9%                                        Media - 2.6%
   Techtronic Industries, Ltd. - ADR # ........  120,500    1,186     Lions Gate Entertainment Corp. * # .........  220,460    1,918
                                                                      Sirius Satellite Radio, Inc. * # ...........  241,380      772

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                           Market                                                            Market
                 Name of Issuer                   Shares   Value               Name of Issuer                    Shares      Value
                 --------------                  -------  -------              --------------                   --------   ---------
                                                          (000's)                                                           (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Media - Continued                                                  Textiles & Apparel - 2.4%
   Tivo, Inc. * # .............................  125,930   $  834     Kenneth Cole Productions, Inc. -
                                                           ------        Cl. A * # ...........................    34,740   $    978
                                                            3,524     Quiksilver, Inc. * # ...................    89,440      2,273
                                                                                                                           --------
Metals & Mining - 3.8%                                                                                                        3,251
   Arch Coal, Inc. # ..........................   48,100    1,707
   Carpenter Technology Corp. * # .............   24,400    1,165  Wireless Telecommunications
   GrafTech International, Ltd. * # ...........  168,480    2,350     Services - 5.5%
                                                           ------     American Tower Corp. - Cl. A # .........   251,900      3,866
                                                            5,222     Crown Castle International  Corp. * # ..   240,450      3,578
                                                                      Jamdat Mobile, Inc. * ..................     7,900        182
Oil & Gas - 5.0%                                                                                                           --------
   Cabot Oil & Gas Corp. - Cl. A # ............   57,210    2,569                                                             7,626
   OMI Corp. ..................................   62,700    1,004                                                          --------
   Patina Oil & Gas Corp. # ...................   35,300    1,044                          TOTAL COMMON STOCK-
   Whiting Petroleum Corp. * # ................   75,340    2,290                              (Cost $125,323)      96.2%   132,033
                                                           ------
                                                            6,907                                                  Par
                                                                                                                  Value
Personal Products - 0.6%                                                                                        --------
   Nu Skin Enterprises, Inc. - Cl. A * ........   37,330      878                                                (000's)
                                                                   INVESTMENT COMPANIES HELD
Pharmaceuticals - 3.8%                                             AS COLLATERAL ON LOANED SECURITIES - 25.6%
   Atherogenics, Inc. * # .....................   58,810    1,938     State Street Navigator Securities
   Medicinesco # ..............................   55,740    1,346        Lending Portfolio ...................  $ 35,135     35,135
   NPS Pharmaceuticals, Inc. * # ..............   47,910    1,043
   Salix Pharmaceuticals, Ltd. * # ............   42,745      920  SHORT-TERM INVESTMENTS - 3.9%
                                                           ------
                                                            5,247     Investment in joint trading account
                                                                         1.826% due 10/01/04
Real Estate Operations - 0.8%                                            (Cost $5,383) .......................     5,383      5,383
   CB Richard Ellis Group, Inc. - Cl. A * .....   50,830    1,174                                               --------   --------
                                                                                            TOTAL INVESTMENTS-
Road & Rail - 7.3%                                                                             (Cost $165,841)     125.7%   172,551
   Arkansas Best Corp. # ......................   67,600    2,475         Payables, less cash and receivables-     (25.7)%  (35,353)
   Forward Air Corp. * ........................   39,800    1,593                                               --------   --------
   Knight Transportation, Inc. * # ............   72,450    1,552                                  NET ASSETS-     100.0%  $137,198
   Sirva, Inc. * # ............................  117,950    2,701                                               ========   ========
   Yellow Roadway Corp. * # ...................   35,000    1,641
                                                           ------  *    Non-income producing security.
                                                            9,962       ADR-American Depository Receipt.
                                                                   #    At September 30, 2004 all or portion of this security was
Semiconductor Equipment & Products - 5.0%                               out on loan.
   Fairchild Semiconductor Corp. - Cl. A * # ..   77,330    1,096
   MEMC Electronic Materials, Inc. * # ........  235,800    2,000
   Microsemi Corp. * # ........................   89,500    1,262
   MPS Group, Inc. * ..........................  137,270    1,154
   Semtech Corp. * # ..........................   56,570    1,084
   SIRF Technology Holdings, Inc. * ...........   19,200      273
                                                           ------
                                                            6,869

Software - 5.1%
   Agile Software Corp. # .....................  154,010    1,221
   Embarcadero Technologies, Inc. * # .........  112,540      952
   Red Hat, Inc. * # ..........................   93,200    1,141
   THQ, Inc. * # ..............................   74,360    1,447
   Verint Systems, Inc. * # ...................   59,060    2,176
                                                           ------
                                                            6,937

Specialty Retail - 1.2%
   AC Moore Arts & Crafts, Inc. * # ...........   68,170    1,686

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $697                    1.53%               $--

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $34,114                  $35,135

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $243,364         $254,522

The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral held for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $164,391       $28,438       $(3,813)         $24,625

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                       Market                                                                 Market
               Name of Issuer                 Shares   Value                     Name of Issuer                      Shares   Value
               --------------                 ------  -------                    --------------                     -------  -------
                                                      (000's)                                                                (000's)
COMMON STOCK                                                   COMMON STOCK - Continued

Aerospace & Defense - 0.9%                                     Commercial Services & Supplies - Continued
   Curtiss Wright Corp. - Cl. B ............  25,600  $ 1,385     Landauer, Inc # ................................   16,300   $  765
   EDO Corp. ...............................  20,000      555     McGrath Rent Corp. .............................   37,600    1,374
                                                      -------     Nam Tai Electronics # ..........................    3,600       77
                                                        1,940     United Stationers, Inc. * ......................   71,200    3,090
                                                                  Waste Connections, Inc. * ......................   16,000      507
Air Freight & Couriers - 1.1%                                                                                                 ------
   Hub Group Inc. * ........................  27,000    1,006                                                                  9,741
   United Technologies Worldwide, Inc. .....  25,000    1,470
                                                      -------  Commingled Fund - 0.9%
                                                        2,476     First Financial Fund, Inc. # * .................   54,200    1,105
                                                                  Ishares Russell # ..............................    4,700      807
Airlines - 0.6%                                                                                                               ------
   Airtran Holdings, Inc. # * ..............  66,000      657                                                                  1,912
   Frontier Airlines, Inc. # * .............  94,000      722
                                                      -------  Communications Equipment - 0.7%
                                                        1,379     Black Box Corp. # ..............................   20,600      761
                                                                  Catapult Communications Corp. * ................   40,000      754
Auto Components - 0.8%                                                                                                        ------
   Modine Manufacturing Co. ................  32,500      979                                                                  1,515
   Spartan Motors, Inc. ....................  52,100      731
                                                      -------  Computers & Peripherals - 0.6%
                                                        1,710     Electronics for Imaging, Inc. ..................   54,200      880
                                                                  Intergraph Corp. # * ...........................   17,700      481
Banks - 5.8%                                                                                                                  ------
   Amcore Financial, Inc. ..................  29,800      846                                                                  1,361
   Century Bancorp, Inc. - Cl. A # .........  20,000      635
   East West Bancorp, Inc. * ...............  48,000    1,612  Construction Materials - 1.2%
   First Midwest Bancorp, Inc. .............  26,900      930     Ameron International Corp. .....................   23,300      766
   First Republic Bank * ...................  42,900    1,973     Florida Rock Industries, Inc. ..................   36,350    1,781
   NetBank, Inc. # * .......................  55,300      554                                                                 ------
   New Alliance Bancshares, Inc. * .........  88,700    1,273                                                                  2,547
   Silicon Valley Bancshares # * ...........  46,000    1,710
   Sky Financial Group, Inc. ...............  48,300    1,207  Containers & Packaging - 1.5%
   Texas Regional Bancshares, Inc. .........  54,000    1,679     AptarGroup, Inc. ...............................   59,500    2,616
                                                      -------     Myers Industries, Inc. .........................   50,270      551
                                                       12,419                                                                 ------
                                                                                                                               3,167
Beverages - 0.3%
   Coca Cola Bottling Co. ..................  11,200      605  Diversified Financials - 2.5%
                                                                  Allied Capital Corp. # .........................   62,000    1,512
Biotechnology - 0.2%                                              American Capital Strategies, Ltd. # ............   63,400    1,987
   Diversa Corp. # * .......................  55,000      459     Assured Guaranty, Ltd. * .......................   82,200    1,369
                                                                  Financial Federal Corp. # ......................   14,400      540
Building Products - 1.1%                                                                                                      ------
   Insituform Technologies, Inc. - Cl. A *..  51,000      952                                                                  5,408
   Simpson Manufacturing, Inc. * ...........  22,400    1,416
                                                      -------  Electric Utilities - 3.1%
                                                        2,368     Black Hills Corp. ..............................   67,600    1,878
                                                                  Cleco Corp. # ..................................   58,300    1,005
Chemicals - 1.7%                                                  El Paso Electric Co. * .........................   83,900    1,348
   Airgas, Inc. * ..........................  49,500    1,192     Otter Tail Power Co. # .........................   20,700      528
   Arch Chemicals, Inc. ....................  35,900    1,025     PNM Resources, Inc. ............................   83,000    1,868
   MacDermid, Inc. .........................  18,000      521                                                                 ------
   Material Sciences Corp. * ...............  47,000      634                                                                  6,627
   Symyx Technologies, Inc. # * ............  14,100      332
                                                      -------  Electrical Equipment - 4.2%
                                                        3,704     Acuity Brands, Inc. ............................   43,600    1,036
                                                                  Belden CDT, Inc. # * ...........................  132,250    2,883
Commercial Services & Supplies - 4.5%                             C&D Technologies, Inc. .........................   37,200      707
   Casella Waste Systems, Inc. - Cl. A * ...  76,400      905     Deswell Industries, Inc. # .....................   60,100    1,184
   Electro Rent Corp. * ....................  86,000      949     Franklin Electric Co., Inc. ....................   28,000    1,109
   G & K Services, Inc. - Cl. A ............  32,600    1,295     The Genlyte Corp. * ............................   18,600    1,198
   Healthcare Services Group, Inc. # .......  43,350      779

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                           Market                                                             Market
                 Name of Issuer                   Shares   Value                  Name of Issuer                     Shares   Value
                 --------------                  -------  -------                 --------------                    -------  -------
                                                          (000's)                                                            (000's)
COMMON STOCK - Continued                                           COMMON STOCK - Continued

Electrical Equipment - Continued                                   Hotels Restaurants & Leisure - Continued
   Woodward Governor Co. ......................   12,500   $  844     Sonic Corp. * ..............................   37,600  $   964
                                                           ------     The Steak and Shake Co. * ..................   25,000      427
                                                            8,961                                                            -------
                                                                                                                               4,527
Electronic Equipment & Instruments - 1.4%
   Analogic Corp. # ...........................    9,400      392  Household Durables - 4.0%
   Exar Corp. * ...............................   46,500      658     CSS Industries, Inc. * .....................   32,600    1,009
   Littelfuse, Inc. * .........................   26,000      898     Mathews International Corp. * ..............   31,000    1,050
   Methode Electronics, Inc. - Cl. A ..........   32,600      417     Meritage Corp. # * .........................   14,000    1,100
   Technitrol, Inc. * .........................   33,100      646     Skyline Corp. # ............................   26,500    1,061
                                                           ------     Stanley Furniture Co., Inc. # * ............   25,600    1,126
                                                            3,011     WCI Communities, Inc. * ....................   83,800    1,953
                                                                      Yankee Candle, Inc. * ......................   47,200    1,367
Energy Equipment & Services - 1.8%                                                                                           -------
   Atwood Oceanics, Inc. * ....................   10,000      475                                                              8,666
   Carbo Ceramics, Inc. .......................    6,000      433
   Lone Star Technologies, Inc. * .............   45,000    1,701  Industrial Conglomerates - 0.7%
   Tetra Technologies, Inc. * .................   25,000      776     Carlisle Cos., Inc. ........................   23,000    1,470
   West Hampshire Energy Services, Inc. * .....   21,000      436
                                                           ------  Insurance - 7.7%
                                                            3,821     Delphi Financial Group, Inc. - Cl. A * .....   35,950    1,444
                                                                      IPC Holdings, Ltd. .........................   34,200    1,300
Food & Drug Retailing - 1.3%                                          Markel Corp. * .............................    2,900      894
   Casey's General Stores, Inc. * .............  137,700    2,560     Max Re Capital, Ltd. .......................   67,000    1,340
   Wild Oats Markets, Inc. # * ................   30,000      259     Platinum Underwriters Holdings .............   53,300    1,561
                                                           ------     Proassurance Corp. # * .....................   51,200    1,793
                                                            2,819     Reinsurance Group of America ...............   52,200    2,151
                                                                      Scottish Annuity & Life # ..................   86,200    1,825
Food Products - 1.0%                                                  The Midland Co. ............................   49,400    1,351
   John B Sanfilippo & Son, Inc. # * ..........   31,000      812     Triad Guaranty, Inc. * .....................   24,200    1,342
   Sensient Technologies Corp. # ..............   41,800      905     Universal American Financial Corp. * .......  122,400    1,583
   Volume Services America Holdings, Inc. .....   25,000      367                                                            -------
                                                           ------                                                             16,584
                                                            2,084
                                                                   Internet Software & Services - 0.3%
Gas Utilities - 1.2%                                                  Websense, Inc. * ...........................   16,000      667
   Atmos Energy Corp. .........................   33,400      841
   New Jersey Resources Corp. # ...............   23,700      981  Leisure Equipment & Products - 0.4%
   WGL Holdings, Inc. .........................   29,000      820     SCP Pool Corp. * ...........................   36,000      963
                                                           ------
                                                            2,642  Machinery - 3.9%
                                                                      Albany International Corp. - Cl . A ........   42,800    1,276
Health Care Equipment & Supplies - 0.9%                               IDEX Corp. .................................   37,000    1,257
   Arrow International, Inc. ..................   17,800      532     JLG Industries, Inc. # .....................   76,600    1,287
   PolyMedica Corporation # * .................   44,600    1,374     Kadant, Inc. * .............................   63,800    1,171
                                                           ------     Nordson Corp. ..............................   34,800    1,195
                                                            1,906     Quixote Corp. # ............................   48,000      925
                                                                      Thomas Industries, Inc. ....................   44,600    1,400
Health Care Providers & Services - 3.4%                                                                                      -------
   Amerigroup Corp. # * .......................   35,300    1,985                                                              8,511
   Amsurg Corp. # .............................   45,749      969
   Capital Senior Living Corp. # * ............  130,000      624  Marine - 0.5%
   Corvel Corp. # .............................   19,600      582     Kirby Corp. * ..............................   27,500    1,104
   Maximus, Inc. * ............................   51,900    1,495
   Owens & Minor, Inc. ........................   62,400    1,585  Media - 2.1%
                                                           ------     Advo, Inc. * ...............................   37,300    1,154
                                                            7,240     Courier Corp. # ............................   37,600    1,567
                                                                      Journal Register Co. * .....................   51,200      968
Hotels Restaurants & Leisure - 2.1%                                   Saga Communications, Inc. - Cl. A # * ......   44,000      746
   CEC Entertainment, Inc. * ..................   19,350      711                                                            -------
   Interstate Hotels & Resorts * ..............  128,200      519                                                              4,435
   Rare Hospitality International, Inc. * .....   37,000      986
   Ruby Tuesday, Inc. .........................   33,000      920

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                          Market                                                             Market
                Name of Issuer                   Shares   Value                    Name of Issuer                  Shares     Value
                --------------                  -------  -------                   --------------                  ------   --------
                                                         (000's)                                                             (000's)
COMMON STOCK - Continued                                          COMMON STOCK - Continued

Metals & Mining - 2.5%                                            Road & Rail - 3.9%
   Aber Diamond Corp. ........................   17,400  $   602     Dollar Thrifty Automotive Group, Inc. * ....  29,000   $    706
   Carpenter Technology Corp. * ..............   47,400    2,263     Genesee & Wyo., Inc. - Cl. A ...............  99,450      2,518
   Gibraltar Steel Corp. .....................   36,000    1,302     Landstar Systems, Inc. * ...................  27,000      1,584
   Meridian Gold, Inc. * .....................   69,100    1,155     Overnite Corp. * ...........................  46,500      1,462
                                                         -------     USF Corp. ..................................  38,200      1,371
                                                           5,322     Werner Enterprises, Inc. * .................  39,900        770
                                                                                                                            --------
Multi-Utilities - 0.7%                                                                                                         8,411
   Vectren Corp. * ...........................   29,700      748
   Weststar Energy, Inc. .....................   39,100      790  Semiconductor Equipment & Products - 1.1%
                                                         -------     Helix Technology Corp. .....................  35,000        476
                                                           1,538     MPS Group, Inc. * ..........................  97,000        816
                                                                     Mykrolis Corp. * ...........................  53,600        539
Multiline Retail - 0.6%                                              Pericom Semiconductor Corp. * ..............  50,400        487
   Stein Mart, Inc. * ........................   85,000    1,294                                                            --------
                                                                                                                               2,318
Oil & Gas - 5.1%
   Encore Acquisition Co. ....................   75,000    2,588  Software - 0.6%
   Forest Oil Corp. * ........................   51,700    1,557     Progress Software Corp. * ..................  37,000        736
   Magnum Hunter Resources, Inc. # ...........   99,600    1,149     SPSS, Inc. .................................  39,100        521
   Penn Virginia Corp. .......................   32,000    1,267                                                            --------
   Plains Exploration & Production Co. * .....   39,900      952                                                               1,257
   Todco - Cl. A * ...........................   90,500    1,570
   Vintage Petroleum, Inc. ...................   36,200      727  Specialty Retail - 7.2%
   Whiting Petroleum Corp. * .................   40,000    1,216     Aaron Rents, Inc. ..........................  78,000      1,697
                                                         -------     Building Materials Holdings Corp. -
                                                          11,026        Sr. Notes ...............................  63,300      1,742
                                                                     Cato Corp. - Cl. A .........................  47,000      1,046
Paper & Forest Products - 1.7%                                       Gildan Activewear, Inc. - Cl. A # * ........  53,100      1,498
   Chesapeake Corp. ..........................   18,800      452     Hancock Fabrics, Inc. # ....................  51,200        613
   Deltic Timber Corp. .......................   23,000      915     Haverty Furniture Co., Inc. ................  72,300      1,268
   Potlatch Corp. # ..........................   32,800    1,535     Hibbett Sporting Goods, Inc. * .............  87,100      1,785
   Wausau-Mosinee Paper Corp. ................   41,200      686     O'Reilly Automotive, Inc. # * ..............  72,900      2,791
                                                         -------     Shoe Carnival, Inc. # * ....................  57,500        678
                                                           3,588     Stage Stores, Inc. * .......................  29,800      1,020
                                                                     TBC Corp. * ................................  57,800      1,291
Personal Products - 0.7%                                                                                                    --------
   NBTY, Inc. # * ............................   65,800    1,419                                                              15,429

Real Estate Investment Trust - 7.9%                               Textiles & Apparel - 0.5%
   Acadia Realty Trust .......................   55,100      813     Culp, Inc. # * .............................  33,700        248
   Bedford Property Investors, Inc. ..........   49,700    1,508     Cutter & Buck, Inc. * ......................  63,500        698
   East Group Properties, Inc. ...............   34,500    1,145     Unifi, Inc. * ..............................  81,200        185
   Gables Residential Trust # ................   33,100    1,130                                                            --------
   Getty Realty Corp. ........................   29,500      774                                                               1,131
   Glenborough Realty Trust, Inc. ............   23,300      484
   Innkeepers USA Trust ......................  121,000    1,505  Tobacco - 1.3%
   Kilroy Realty Corp. .......................   46,900    1,784     Standard Commercial Corp. # * ..............  52,100        820
   LaSalle Hotel Properties ..................   49,400    1,363     Universal Corp. * ..........................  43,900      1,960
   Maguire Properties, Inc. ..................   21,900      532                                                            --------
   PS Business Parks, Inc. ...................   18,900      753                                                               2,780
   RAIT Investment Trust .....................   26,600      728
   Realty Income Corp. # .....................   25,600    1,153                              TOTAL COMMON STOCK-
   Sun Communities, Inc. .....................   31,200    1,223                                  (Cost $169,290)    98.2%   211,173
   Ventas, Inc. ..............................   30,900      801
   Washington Real Estate Investment Trust ...   40,100    1,215
                                                         -------
                                                          16,911

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                              Par       Market
                Name of Issuer                               Value       Value
                --------------                              -------    --------
                                                            (000's)     (000's)

INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 15.0%
   State Street Navigator Securities Lending Portfolio ...  $32,209    $ 32,209

SHORT-TERM INVESTMENTS - 1.6%

   Investment in joint trading account
   1.826% due 10/01/04
   (Cost $3,536) .........................................    3,536       3,536
                                                            -------    --------
                                        TOTAL INVESTMENTS-
                                           (Cost $205,035)    114.8%    246,918
                      Payables, less cash and receivables-    (14.8)%   (31,824)
                                                            -------    --------
                                               NET ASSETS-    100.0%   $215,094
                                                            =======    ========

*    Non-income producing security.
#    At September 30, 2004 all or portion of this security was out on loan.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Small Cap Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                        Market Value
--------------                                        ------------
Abbey National NA LLC, 1.77%, due 10/06/04              $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04          30,000
American General Finance Corp., 1.76%, due 10/04/04       29,996
Barton Capital Corp., 1.87%, due 10/01/04                 30,000
General Electric Co., 1.75%, due 10/06/04                 29,993
KFW International Finance, Inc., 1.74 due 10/06/04        29,993
Mortgage International, 1.76%, due 10/01/04                6,985
Mortgage International, 1.77%, due 10/05/04               22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                   30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04         24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04              30,000
Surrey Funding Corp., 1.89%, due 10/01/04                 19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04          16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04          13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04             30,000
                                                        --------
   Joint Trading Account Totals                         $372,950
                                                        ========

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the period ended September 30, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,342                   1.51%               $1

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At September 30, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $31,406                  $32,209

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At September 30, 2004, the Fund had no open forward foreign currency contracts.

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $60,657           $53,428

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $170,416       $37,355       $(2,688)         $34,667

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                     Par     Market                                                   Par     Market
                     Name of Issuer                 Value    Value                     Name of Issuer                Value     Value
                     --------------                -------  -------                    --------------               -------  -------
                                                   (000's)  (000's)                                                 (000's)  (000's)
PUBLICLY-TRADED BONDS                                                PUBLICLY-TRADED BONDS - Continued

Auto Loan - 1.5%
   Ford Motor Credit Co. - Bonds                                     Finance - Continued
      7.75% due 03/15/05 ........................  $    90   $   92     Tobacco Settlement Financing Corp. -
   General Motors Acceptance Corp.                                         Ser. A
      1.995% due 05/18/06 .......................      700      702        6.25% due 06/01/42 ....................   $  500   $  442
                                                             ------     Tobacco Settlement Revenue Management -
                                                                794        Ser. B
                                                                           6.375% due 05/15/28 ...................      200      185
Banks - 0.4%                                                            UFJ Finance Aruba - GTD Notes
   Banc America Mortgage Securities, Inc. - Ser.                           6.75% due 07/15/13 ....................       50       55
      2004-2 Cl. 5A1                                                    Verizon Global Funding Corp. - Notes
      6.5% due 10/25/19 .........................      225      228        7.25% due 12/01/10 ....................      200      231
                                                                                                                              ------
   Credit Card - 0.4%                                                                                                          3,435
      Sears Credit Account Master Trust II - Ser.
         2002-5 Cl. A                                                Food Products - 0.2%
         2.14% due 11/17/09 .....................      200      200     Kraft Foods, Inc. - Notes
                                                                           6.25% due 06/01/12 ....................      100      109
   Diversified Financials - 0.5%
      CIT Group, Inc. - Sr. Notes                                    Foreign Governmental - 10.3%
         7.75% due 04/02/12 .....................      200      237     Federal Republic of Germany
   Citigroup, Inc.                                                         4.5% due 01/04/13 .....................      900    1,168
      1.275% due 12/28/04 .......................    1,000        9        5.0% due 07/04/12 .....................    1,600    2,144
                                                             ------        5.25% due 01/04/11 ....................      200      272
                                                                246     Republic of Brazil
                                                                           2.063% due 04/15/09 ...................       29       29
Diversified Telecommunication Services - 2.0%                              8.0% due 04/15/14 .....................      293      290
   AT&T Broadband Corp. - Notes                                         Republic of Brazil - Ser. L
      8.375% due 03/15/13 .......................      200      242        2.125% due 04/15/06 ...................      171      171
   AT&T Corp. - Sr. Notes                                               Republic of Panama
      7.8% due 11/15/11 .........................      150      168        9.625% due 02/08/11 ...................      350      402
   BellSouth Corp. - Notes                                              Republic of Peru - Bonds
      6.0% due 10/15/11 .........................      150      163        9.125% due 02/21/12 ...................      225      254
   France Telecom                                                       Russian Federation
      8.25% due 03/14/08 ........................      200      277        8.75% due 07/24/05 ....................       50       52
   France Telecom SA - Notes                                            United Mexican States
      9.25% due 03/01/11 ........................      200      240        1.84% due 01/13/09 ....................      500      505
                                                             ------        6.375% due 01/16/13 ...................      230      242
                                                              1,090                                                           ------
                                                                                                                               5,529
Electric/Gas - 1.1%
   Dominion Resources, Inc. - Notes                                  Hotels Restaurants & Leisure - 0.4%
      5.7% due 09/17/12 .........................      150      158     MGM Mirage, Inc. - Ser. B
   Pacific Gas & Electric Co. - Bonds                                      6.0% due 10/01/09 .....................      200      203
      1.81% due 04/03/06 ........................      200      200
   Progress Energy, Inc. - Sr. Notes                                 Media - 0.6%
      6.85% due 04/15/12 ........................      100      112     Time Warner, Inc. - Notes
   PSEG Power LLC - Sr. Notes                                              6.875% due 05/01/12 ...................      300      335
      6.95% due 06/01/12 ........................      100      112
                                                             ------  Municipal - 2.6%
                                                                582     De Kalb County Georgia Water & Sewage -
                                                                           Ser. A
Finance - 6.4%                                                             5.0% due 10/01/35 .....................      200      204
   AIG SunAmerica Institutional Funding                                 Harris County Texas
      1.2% due 01/26/05 .........................   45,000      410        5.0% due 08/15/33 .....................      100      101
   Bank America Funding Corp. - Ser. 2004-A                             Massachusetts Saint - Ser. C
      Cl. 1A3                                                              5.5% due 11/01/10 .....................      500      568
      5.08% due 09/20/34 ........................    1,576    1,587
   Deutsche Telekom International Finance
      6.375% due 07/11/06 .......................      400      525

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                   Par     Market                                                     Par     Market
                  Name of Issuer                  Value    Value                      Name of Issuer                 Value    Value
                  --------------                 -------  -------                     --------------                -------  -------
                                                 (000's)  (000's)                                                   (000's)  (000's)
PUBLICLY-TRADED BONDS - Continued                                  PUBLICLY-TRADED BONDS - Continued

Municipal - Continued                                              U.S. Governmental - 6.9%
   University of Texas Permanent University                           U.S. Treasury - Bonds
      Fund - Ser. B                                                      2.375% due 01/15/25 .....................   $1,005   $1,047
      4.75% due 07/01/30 ......................   $  500  $   493        7.875% due 02/15/21 .....................      100      135
                                                          -------     U.S. Treasury - Notes
                                                            1,366        2.0% due 01/15/14 .......................      718      735
                                                                         3.0% due 07/15/12 .......................      527      583
Other Asset Backed - 3.1%                                                4.25% due 01/15/10 ......................    1,013    1,176
   Homestar Mortgage Acceptance Corp. - Ser.                                                                                  ------
      2004-4 Cl. A1                                                                                                            3,676
      1.79% due 01/25/22 ......................      293      293
   NAAC Reperforming Loan Remic Trust - Ser.                       Whole Loan CMOs - 16.7%
      2004-R1 Cl. A2 144A (a)                                         Ameriquest Mortgage Securities, Inc. - Ser.
      7.5% due 03/25/34 .......................      830      900        2004-X2 Cl. A 144A (a)
   Residential Asset Funding and Mortgage                                1.851% due 06/25/34 .....................      171      171
      Securities Corp. - Ser. 2001 KS3 Cl. A II                       Bear Stearns ARM Trust - Ser. 2003 Cl. III
      1.33% due 09/25/31 ......................       75       75        A1
   Residential Asset Securities Corp. - Ser.                             5.18% due 04/25/33
      2004 KS6 Cl. AII B1                                             Bear Stearns ARM Trust - Ser. 2004-3 CL
      1.22% due 04/25/13 ......................      187      187        IA 2
   Wells Fargo Home Equity - Ser. 2004 2 Cl. A1                          3.996% due 07/25/34 .....................      912      913
      1A                                                              Bear Stearns ARM Trust - Ser. 2004-6 CTF
      1.0% due 09/25/34 .......................      200      200        Cl. I A1
                                                          -------        4.743% due 09/25/34 .....................    1,851    1,881
                                                            1,655     Bear Stearns ARM Trust - Ser. 2004-7 Cl.
                                                                         1A1
Paper & Forest Products - 0.1%                                           5.036% due 10/25/34 .....................    1,487    1,523
   Weyerhaeuser Co. - Notes                                           Bear Stearns Trust - Ser. 2004-9 Cl. II A1
      6.125% due 03/15/07 .....................       75       80        5.518% due 08/25/34 .....................      778      788
U.S. Government Agencies - 26.8%                                      CWMBS, Inc. - Ser. 1999-9 Cl. A1
   Federal Home Loan Mortgage Corp. - Bonds                              6.5% due 08/25/29 .......................       30       30
      3.972% due 06/01/34 .....................    1,487    1,461     CWMBS, Inc. - Ser. 2003-J14 Cl. 2A1
      5.5% due 06/01/24 .......................    1,976    2,025        6.25% due 12/25/33 ......................      453      461
      6.0% due 10/15/32 .......................      435      440     CWMBS, Inc. - Ser. 2003-R4 Cl. 2A 144A (a)
   Federal National Mortgage Assoc. - Bonds                              6.5% due 01/25/34 .......................      693      720
      Ser. 2004-11 Cl. 1A                                             CWMBS, Inc. - Ser. 2004 12 Cl. 11A2
      1.22% due 03/25/34 ......................      375      372        4.431% due 08/25/34 .....................      936      950
   Federal National Mortgage Assoc. - Ser.                            GS Mortgage Securities Corp. - Ser. 2003-1
      2004 - T1 1A1                                                      Cl. A2
      6.0% due 01/25/44 .......................      826      863        1.79% due 01/25/32 ......................      192      194
   Federal National Mortgage Assoc. - Ser.                            Mellon Residential Funding Corp. - Ser.
      2004 - W2 Cl. 1A2F                                                 2000 TBC2 Cl. A1
      1.44% due 02/25/44 ......................      829      826        1.34% due 06/15/30 ......................      109      108
   Federal National Mortgage Assoc. -Ser.                             Residential Asset Mortgage Products - Ser.
      2003 - 116 Cl. FA                                                  2004 - RS9 Cl. AII1
      1.85% due 11/25/33 ......................    1,269    1,268        2.0% due 09/25/13 .......................      300      300
   Government National Mortgage Assoc. -                              Residential Funding -Ser. 2004-S2 Cl. A1
      Bonds                                                              5.25% due 03/25/34 ......................      446      451
      5.0% due 05/15/33 .......................    5,464    5,451     Structured Asset Securities Corp. - Ser.
   Government National Mortgage Assoc. - Ser.                            2003 NP3 Cl. A1 144A (a)
      2002 - 30 Cl. Z                                                    1.6% due 11/25/33 .......................      147      148
      6.5% due 05/20/32 .......................      349      368     Structured Asset Securities Corp. - Ser.
   Small Business Administration - Ser. 2004                             2003 - S1 Cl. A1
      10A                                                                1.25% due 08/25/33 ......................       20       20
      4.504% due 02/10/14 .....................    1,274    1,267     WAMU - CTF Cl. A
                                                          -------        1.0% due 02/27/34 .......................      287      288
                                                           14,341                                                             ------
                                                                                                                               8,946

SCHEDULE OF INVESTMENTS--Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

September 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                   Par     Market                                                  Par       Market
                  Name of Issuer                  Value    Value                     Name of Issuer               Value      Value
                  --------------                 -------  -------                    --------------              -------    -------
                                                 (000's)  (000's)                                                (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued                                  COMMERCIAL PAPER - Continued

Wireless Telecommunications Services - 0.3%                        U.S. Government Agencies - 4.6%
   AT&T Wireless Group - Notes                                        Federal Home Loan Bank - Disc. Notes
      8.125% due 05/01/12 .....................  $  150   $   181        1.79% due 12/17/04 ...................   $2,300    $ 2,291
                                                          -------        1.85% due 12/22/04 ...................      200        199
                   TOTAL PUBLICLY-TRADED BONDS-                                                                             -------
                                 (Cost $42,815)    80.3%   42,996                                                             2,490
                                                                                                                            -------
COMMERCIAL PAPER                                                                        TOTAL COMMERCIAL PAPER-
                                                                                                 (Cost $13,569)     25.3%    13,569
Banks - 9.7%                                                                                                      ------    -------
   ANZ Delaware, Inc.                                                                        TOTAL INVESTMENTS-
      1.635% due 11/18/04 .....................     200       200                                (Cost $56,384)    105.6%    56,565
   Lloyd's Bank plc                                                        Payables, less cash and receivables-     (5.6)%   (3,014)
      1.53% due 10/22/04 ......................     200       200                                                 ------    -------
   Royal Bank of Scotland plc                                                                       NET ASSETS-    100.0%   $53,551
      1.54% due 10/19/04 ......................   1,000       999                                                 ======    =======
   Spintab
      1.58% due 10/12/04 ......................     300       300  (a)  Pursuant to Rule 144A under the Securities Act of 1933,
   Danske Corp.                                                         these securities may be resold in transactions exempt from
      1.52% due 10/18/04 ......................     700       699       registration, normally to qualified institutional buyers. At
   Dexia Delaware                                                       September 30, 2004, securities aggregated $1,939 or 3.6% of
      1.54% due 10/04/04 ......................     500       500       net assets of the Portfolio.
   DNB NOR Bank ASA
      1.73% due 12/02/04 ......................     200       199
      1.77% due 12/07/04 ......................     700       698
      1.83% due 12/15/04 ......................     700       697
   Svenska Handelsbanken, Inc.
      1.61% due 11/10/04 ......................     300       299
      1.74% due 12/03/04 ......................     200       199
   Westpac Trust Securities NZ, Ltd.
      1.52% due 10/15/04 ......................     200       200
                                                          -------
                                                            5,190

Finance - 11.0%
   Barclay's United Funding LLC
      1.75% due 11/15/04 ......................   1,400     1,397
   CBA Delaware Finance, Inc.
      1.66% due 11/22/04 ......................     300       299
   HBOS Treasury Services plc
      1.56% due 10/19/04 ......................     100       100
      1.58% due 10/21/04 ......................     500       500
      1.585% due 10/26/04 .....................     300       300
      1.61% due 11/10/04 ......................     500       499
      1.655% due 11/18/04 .....................     100       100
      1.82% due 12/14/04 ......................     100       100
   ING United Funding LLC
      1.82% due 12/16/04 ......................     300       299
   Statens Bostads Finance
      1.625% due 11/10/04 .....................   1,300     1,298
   UBS Finance Delaware LLC
      1.69% due 11/29/04 ......................   1,000       997
                                                          -------
                                                            5,889

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Total Return Bond Fund (the "Fund"), which commenced operations on May 1, 2003, is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of thirty different funds as of September 30, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETF's and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     Occasionally, events that affect the values of such securities may occur between the times at which they are genrally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of September 30, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Abbey National NA LLC, 1.77%, due 10/06/04                            $ 29,993
Alpine Securitization Corp., 1.87%, due 10/01/04                        30,000
American General Finance Corp., 1.76%, due 10/04/04                     29,996
Barton Capital Corp., 1.87%, due 10/01/04                               30,000
General Electric Co., 1.75%, due 10/06/04                               29,993
KFW International Finance, Inc., 1.74% due 10/06/04                     29,993
Mortgage International, 1.76%, due 10/01/04                              6,985
Mortgage International, 1.77%, due 10/05/04                             22,995
Pitney Bowes, Inc., 1.87%, due 10/01/04                                 30,000
Rabobank USA Financial Corp., 1.75%, due 10/04/04                       24,870
Ranger Funding Co., LLC, 1.76%, due 10/01/04                            30,000
Surrey Funding Corp., 1.89%, due 10/01/04                               19,123
Three Pillars Funding Corp., 1.76%, due 10/01/04                        16,000
Three Pillars Funding Corp., 1.77%, due 10/05/04                        13,002
UBS Finance Delaware LLC, 1.88%, due 10/01/04                           30,000
                                                                      --------
   Joint Trading Account Totals                                       $372,950
                                                                      ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $125 and $75 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the period ended September 30, 2004, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At September 30, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of September 30, 2004, the Fund had open forward currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date as follows:

                       Principal Amount                        Unrealized
Currency Purchased   Covered by Contract   Expiration Month   Gain (Loss)
------------------   -------------------   ----------------   -----------
Brazilian Real                20              December 04         $ 1
Chilean Peso                  29              November 04           2
Chilean Peso                  20              December 04          --
Pound Sterling                80              October 04            1

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                 Principal Amount                       Unrealized
Currency Purchased-Continued   Covered by Contract   Expiration Month   Gain (Loss)
----------------------------   -------------------   ----------------   -----------
Hong Kong Dollar                        10               October 04         $ --
Hong Kong Dollar                        20              November 04           --
Indian Rupee                            30              December 04           --
Japanese Yen                           624               October 04            1
South Korean Won                        10               October 04           --
South Korean Won                        20              December 04           --
Mexican Peso                            19              December 04           --
Peruvian Nouveau                        21              December 04           --
Polish Zloty                             7              November 04           --
Polish Zloty                             7              December 04           --
New Russian Ruble                       21              December 04           --
Singapore Dollar                        10               October 04           --
Singapore Dollar                        20              December 04           --
New Taiwan Dollar                       20              December 04           --
                                                                            ----
                                                                            $  5
                                                                            ====
Currency Sold
Euro                                   990               October 04         $(21)
                                                                            ====

     Options: The Fund may use option contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When the Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When the Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not preform under the contracts' terms.

     As of September 30, 2004, the Fund had closed written options as follows:

                            Closed
                           Contracts   Strike Price   Expiration Month   Market Value
                           ---------   ------------   ----------------   ------------
OTC EWPO 3ML 6.0 (Put)      (2,000)         6.0          October 04          $(--)
OTC EWCO 3ML 3.8 (Call)     (2,000)         3.8          October 04           (--)
OTC EWPO 3ML 5.5 (Put)      (2,100)         5.5          October 04           (--)
OTC EWCO 3ML 3.75 (Call)    (3,800)        3.75          October 04           (--)
                                                                             ----
                                                                             $(--)
                                                                             ====

     Swap Agreements: The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

     Swap agreements which were open for the period ended September 30, 2004 are summarized as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                     Net Unrealized
                                                                      Appreciation
Par Value            Interest Rate Swaps:            Counter Party   (Depreciation)
---------   --------------------------------------   -------------   --------------
     100    To make or receive semi-annual pay-        JP Morgan         $  (3)
            ments through 12/15/2014 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   1,000    To make or receive semi-annual pay-          Lehman            (29)
            ments through 12/15/2014 based on the       Brothers
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

     900    To make or receive semi-annual pay-      Goldman Sachs         (91)
            ments through 12/15/2024 based on the
            difference between (A) the fixed rate
            of 6.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

  10,000    To make or receive semi-annual pay-          Lehman           (114)
            ments through 6/15/2006 based on the        Brothers
            difference between (A) the fixed rate
            of 3.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   7,300    To make or receive semi-annual pay-      Merrill Lynch          26
            ments through 12/15/2009 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

     400    To make or receive semi-annual pay-         Bank of              1
            ments through 12/15/2009 based on the       America
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   1,400    To make or receive semi-annual pay-         Barclays             5
            ments through 12/15/2009 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                     Net Unrealized
                                                                      Appreciation
Par Value            Interest Rate Swaps:            Counter Party   (Depreciation)
---------   --------------------------------------   -------------   --------------
    2,400   To make or receive semi-annual pay-        JP Morgan          $103
   (EURO)   ments through 3/15/2032 based on the
            difference between (A) the fixed rate
            of 6.00% and (B) floating rate of 6
            Month EURIBOR, adjusted every 6
            months.

    1,400   To make or receive annual payments          Barclays            20
   (EURO)   through 6/17/2010 based on the differ-
            ence between (A) the fixed rate of
            4.00% and (B) floating rate of 6 Month
            EURIBOR, adjusted every 6 months.

    2,000   To make or receive semi-annual pay-         Barclays           (29)
   (EURO)   ments through 6/17/2010 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 6
            Month EURIBOR, adjusted every 6
            months.

    1,700   To make or receive semi-annual pay-        JP Morgan           (24)
   (EURO)   ments through 6/17/2010 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 6
            Month EURIBOR, adjusted every 6
            months.

   28,000   To make or receive semi-annual pay-         Barclays            48
    (SEK)   ments through 6/17/2008 based on the
            difference between (A) the fixed rate
            of 4.5% and (B) floating rate of 3
            Month STIBOR, adjusted every 3 months.

    1,900   To make or receive semi-annual pay-       UBS Warburg          (76)
    (GBP)   ments through 3/15/2032 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

    2,500   To make or receive semi-annual pay-      Goldman Sachs          15
    (GBP)   ments through 6/15/2007 based on the
            difference between (A) the fixed rate
            of 5.5% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                     Net Unrealized
                                                                      Appreciation
Par Value            Interest Rate Swaps:            Counter Party   (Depreciation)
---------   --------------------------------------   -------------   --------------
      800   To make or receive semi-annual pay-       UBS Warburg         $ (5)
    (GBP)   ments through 6/15/2008 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

    3,000   To make or receive semi-annual pay-         Barclays           (18)
    (GBP)   ments through 6/15/2008 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

                                                                     Net Unrealized
                                                                      Appreciation
Par Value            Credit Default Swaps:           Counter Party   (Depreciation)
---------   --------------------------------------   -------------   --------------
      200   To make annual fixed coupon payments     Merrill Lynch       $  --
            through 3/09/2005 based on the annual
            fixed rate of 0.97%. In the event of a
            predefined "credit event notice" of
            the Russian Federation 5.0%, 3/31/2030
            Note, the Fund will receive amounts
            specified under the terms of the swap
            agreement.
                                                                         -----
                                                                         $(171)
                                                                         =====

NOTE C--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the period ended September 30, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $276,419         $261,215

     As of September 30, 2004, transactions for written options were as follows:

                         Contracts   Premium ($)
                         ---------   -----------
Beginning of period        9,900          77
Options opened                --          --
Options closed/expired    (9,900)        (77)
                          ------         ---
End of period                  0           0

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

September 30, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2003 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $46,768       $11,317       $(11,064)         $253

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

     Beginning in August 2004, the information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended September 30, 2004, will be available on the SEC's website at http://www.sec.gov. To obtain a written copy without charge, call us toll free at 1-800-576-2227.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                Position with           Principal Occupation(s)
Name, Address and Age             the Trust             During Past Five Years
---------------------           -------------           -----------------------
Elizabeth G. Cook (age 46)          Trustee     Expressive Arts Therapist, Dana-
c/o John Hancock Variable        (Since 1993)   Farber Cancer Institute; President,
Series Trust I                                  The Advertising Club of Greater Boston
John Hancock Place
Boston, Massachusetts 02117

Diane C. Kessler (age 57)           Trustee     Executive Director, Massachusetts
c/o John Hancock Variable        (Since 1999)   Council of Churches
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 58)            Trustee     President and Chief Executive Officer,
c/o John Hancock Variable        (Since 1999)   East Boston Savings Bank
Series Trust I
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 58)       Trustee     Associate Professor and former
c/o John Hancock Variable        (Since 2001)   Graduate Dean, The Graduate School
Series Trust I                                  of the Wallace G. Carroll School of
John Hancock Place                              Management, Boston College
Boston, Massachusetts 02117

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
September 30, 2004
--------------------------------------------------------------------------------

          Trustees Affiliated with the Trust and Officers of the Trust

                                        Position with                  Principal Occupation(s)
Name, Address and Age                     the Trust                    During Past Five Years
---------------------                   -------------                  -----------------------
Michele G. Van Leer* (age 46)       Chairman and Trustee       Executive Vice President, Long Term
John Hancock Place                      (Since 1998)           Care, John Hancock Life Insurance
Boston, Massachusetts 02117                                    Company; Senior Vice President,
                                                               Product Management, John Hancock Life
                                                               Insurance Company; Vice Chairman,
                                                               President & Director, John Hancock
                                                               Variable Life Insurance Company

Ronald J. Bocage (age 58)            Chief Legal Officer       Vice President & Counsel, John Hancock
John Hancock Place                      (Since 2003)           Life Insurance Company
Boston, Massachusetts 02117                  and
                                     Compliance Officer
                                        (Since 2004)

Janet Wang (age 35)             Assistant Compliance Officer   Compliance Specialist, John Hancock
John Hancock Place                      (Since 2003)           Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 58)                 Treasurer            Director of Fund Operations, John
John Hancock Place                      (Since 1986)           Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 57)            Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                       (Since 2003)          Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 50)                Secretary            Director, Product & Market Management,
John Hancock Place                      (Since 1999)           John Hancock Life Insurance Company
Boston, Massachusetts 02117

Arnold R. Bergman (age 53)           Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                      (Since 1999)           John Hancock Life Insurance
Boston, Massachusetts 02117                                    company; formerly Vice President,
                                                               General Counsel and Secretary, First
                                                               Variable Life Insurance Company

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

ITEM 2 - CONTROLS AND PROCEDURES

(a) The Chairman and Trustee and Treasurer concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regards to significant deficiencies and material weaknesses.

ITEM 3 - EXHIBITS

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17CFR 270.30a-2(a)) is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 23rd day of November, 2004 on its behalf by the undersigned, thereunto duly authorized.

Registrant: John Hancock Variable Series Trust I


By: /s/ Michele G. Van Leer
    -----------------------
    Michele G. Van Leer
    Chairman and Trustee

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Michele G. Van Leer   Chairman and Trustee   November 23, 2004
    -----------------------
    Michele G. Van Leer


By: /s/ Raymond F. Skiba      Treasurer              November 23, 2004
    -----------------------
    Raymond F. Skiba